UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

ANNUAL REPORT

OCTOBER 31, 2017

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT OCTOBER 31, 2017 PAYDEN MUTAUL FUNDS

•	President’s Letter

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

108	Statements of Assets & Liabilities

112	Statements of Operations

116	Statements of Changes in Net Assets

122	Notes to Financial Statements

150	Financial Highlights

164	Report of Independent Registered Public Accounting Firm

165	Fund Expenses

167	Approval of Investment Advisory Agreement

174	Trustees & Officers

Annual Report

Short Duration Strategies

During the fiscal year ended October 31, 2017, the Federal Reserve Board raised the Federal Funds Rate three times, from 0.5% to 1.25%, as global growth improved and the unemployment rate remained below 5%. However, inflation continues to trend below the Federal Reserve Board’s target of 2%. Its preferred measurement tool, the core personal consumption expenditure price index (PCEPI), fell from 1.9% to 1.3% over the fiscal year. Strong growth and low unemployment in the Eurozone has also encouraged the European Central Bank to adjust its monetary policy plans. It has announced a reduction in its bond purchase program from 60 billion euros per month to 30 billion euros starting in January of 2018.

US Treasury yields in the low duration space rose in concert with the central bank actions. Two-year maturity US Treasury yields rose from 0.85% to 1.57%. Three-month LIBOR continued to rise along with short term rates, increasing by 0.45% to end the fiscal year at 1.38%. Front-end yields have now reached levels not seen since the end of 2008.

In many circumstances, when US Treasury yields increase, corporate bond yields also move higher, but at a slower pace. This happened during the period, such that corporate spreads narrowed to historically low levels. This narrowing is a market indication that corporate credit is rallying compared to US Treasury securities. Within the investment-grade corporate sector, financial securities outperformed industrials and lower quality issuer spreads fell the most within the universe. Investors remained optimistic over corporate earnings and global growth.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2017, the Fund returned 0.53%, compared to a return of 0.25% for the Lipper Government Money Market Average. Money market rates rose as the FOMC raised the Federal Funds Rate three times during the fiscal year.

The Payden Limited Maturity Fund (PYLMX) returned 1.52% for the fiscal year ended October 31, 2017, compared to a return of 0.72% for its benchmark, the ICE BofAML US 3-Month Treasury Bill Index. The corporate securities and securitized product positions were the largest contributors to outperformance. The Fund invests in swaps, futures and forward currency contracts for credit risk hedging and investment purposes. The use of credit default swaps to hedge credit exposure impacted performance by -0.11%.

The Payden Low Duration Fund (PYSBX) returned 1.37% for the fiscal year ended October 31, 2017, compared to a return of 0.24% for its benchmark, the ICE BofAML 1-3 Year US Treasury Index. The corporate securities and securitized product positions were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.17%.

The Payden Global Low Duration Fund (PYGSX) returned 1.66% for the fiscal year ended October 31, 2017, compared to a return of 0.67% for its benchmark, the ICE BofAML 1-3 Year US Corporate & Government Index. The selection of corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.16%.

The Payden U.S. Government Fund, Investor Class (PYUSX) returned -0.16% for the fiscal year ended October 31, 2017, compared to its benchmark, the ICE BofAML 1-5 Year US Treasury Index, which returned 0.04%. The Fund slightly underperformed its index due to a longer duration bias early in the year, as well as slightly faster prepayments on the Fund’s adjustable rate mortgage backed securities (ARMS). The Fund is currently structured defensively as the Adviser expects further increases in rates over the next 12 months. The Fund benefited from its use of interest rate futures which are used to hedge exposures of mortgage backed securities that have uncertain prepayment profiles, as well as to manage yield curve and interest rate risk.

Intermediate Duration Bond Strategies

The Payden GNMA Fund (PYGNX) returned -0.12%, for the fiscal year ended October 31, 2017, while its benchmark the ICE BofAML US GNMA Mortgage Backed Securities Index, returned 0.36%. In the rising rate environment, the Fund underperformed its benchmark due to an overweight in higher coupon mortgages. Higher Coupon mortgages provide greater price protection when rates rise, but at lower yields. While rates did increase over the fiscal year, the move was modest and the lower coupon mortgages’ higher yields provided greater returns than the more defensive higher coupon mortgage securities. The Fund employs U.S. Treasury and Euro dollar futures to manage interest rate and yield curve exposure. Over the fiscal year, the use of derivatives contributed positively to Fund performance by reducing risk exposure to the front part of the yield curve. The Fund remains positioned slightly on the defensive side, anticipating a continuation in the move toward higher interest rates and are cautious on the performance of the mortgage sector as we see the Federal Reserve Boards’ effort to reduce its balance sheet play out over the next year.

Annual Report   1

The Payden Core Bond Fund, Investor Class (PYCBX) returned 2.94% for the fiscal year ended October 31, 2017, compared to 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 2.60% for the same period. Over the fiscal year, bond yields moved higher, but credit spreads compressed broadly to help offset the impact of higher interest rates. Overweight allocations to investment grade corporate, high yield, securitized and emerging market bonds added to its outperformance relative to the index. The Fund uses derivatives for interest rate, currency management and credit sector management; it utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning, and foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. For sector management the Fund can utilize credit default swaps to buy or sell protection. Over the year, interest rate futures and credit default swaps modestly detracted from performance as both were used to offset exposure from fixed-rate cash bonds. Forward contracts were a modest contributor to performance.

The Payden Corporate Bond Fund (PYACX) returned 5.83% for the fiscal year ended October 31, 2017, compared to a return of 3.46% for its benchmark, the Bloomberg Barclays U.S. Corporate Investment Grade Index. The Fund’s largest contributor to performance was security selection with strong outperformance in banking, energy, and technology. Industry allocation was also beneficial, especially the overweight in energy as the sector’s spreads rallied. The Fund’s high yield holdings also added to performance. The Fund utilized forward currency contract positions only at the beginning of the fiscal year, which had a positive impact on the Fund’s return. The Fund also used futures as a means of hedging duration, which had a negligible impact on performance.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 3.09% for the fiscal year ended October 31, 2017, compared to 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s SI Class (PYSIX) returned 3.21% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. Bond yields have moved higher over the past 12 months due to improved economic data, an increased Federal Funds Rate and fiscal policy speculation. Credit spreads compressed broadly to help offset the impact of general interest rates. The Fund’s duration posture, which is meaningfully lower than the benchmark, buffered the impact from higher bond yields versus the benchmark. The Fund’s broad allocation to credit sectors and securitized bonds contributed strong performance relative to the index. The Fund uses derivatives sparingly for interest rate, currency management and credit sector management; it utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning, and foreign currency forwards to hedge currency exposure or to take outright positions on specific currencies. For sector management the Fund can utilize credit default swaps to buy or sell protection. Over the year, the Fund’s use of interest rate futures detracted from performance as the futures were used to offset duration from fixed-rate cash bonds. Additionally, the Fund’s temporary position in CDX detracted from performance. Conversely, the use of forward contracts was a modest contributor to performance.

The Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 3.42%, for the fiscal year ended October 31, 2017, compared to a return of 0.95% for its benchmark, the ICE BoAML US Dollar 1-Month Deposit Offered Rate Constant Maturity Index. The Fund’s SI Class (PYAIX) returned 3.47%. The fiscal year has been characterized by resilient global economic data and increasing geopolitical risks. As various uncertainties persisted around the globe, including tensions surrounding North Korea, imminent central bank actions, and the potential economic impact of the Trump Presidency, risk assets continued to perform well. The Fund’s allocation to the securitized sector, specifically mortgages, was the primary driver of returns due to strength in the US housing market. In addition, the Fund benefited from exposure to corporate credit (investment-grade, high-yield, and loans) as credit spreads tightened. Emerging market debt also contributed positively as strong global economic data and a slightly weaker US Dollar provided a favorable backdrop for the asset class. Tail hedge options had a modest negative impact to performance as volatility declined to historic lows in the last 12-months. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes.

2   Payden Mutual Funds

Loan Strategy

The leveraged loan market saw a windfall of demand during the fiscal year. Donald Trump’s election in November renewed investor confidence in the economy and created caution surrounding rising interest rates. Loan mutual funds and ETFs received $28 billion of inflows during the 12-month review period, in addition to over $100 billion in net CLO issuance. The demand for loans has outpaced supply, which has enabled issuers to reprice their loans at lower rates. This has resulted in over $600 billion in refinanced deals over the fiscal period, as loans generally lack call protection. Against this firm technical backdrop, the fundamentals of the high-yield loan market remain sound with improving leverage metrics and better-than-average interest coverage.

The Payden Floating Rate Fund, Investor Class (PYFRX) returned 3.51%, for the fiscal year period ended October 31, 2017, While the Fund’s SI Class (PYFIX) returned 3.73%. The Fund’s benchmark, the Credit Suisse Institutional Leverage Loan BB Index, returned 3.95% for the same period. Detracting from performance were loans issued by Petsmart and J.C. Penny, as “Amazonification” continued to take hold on brick-and-mortar retailers. The Fund benefitted from its exposure to the healthcare sector, as it became clear that there would be no repeal of the Affordable Care Act in 2017.

High Yield Strategy

High yield bond markets posted strong returns across sector and ratings classifications over the fiscal year. Performance was driven by improving issuer fundamentals, falling default rates, and a technical bid for high yield bonds that remained strong as central bank accommodation outside the US continued. Sectors like energy and materials that are linked to commodity prices drove index performance during this period, but the financial sector also benefitted materially from rising rates. Retailers were a notable underperformer. Sentiment in that sector turned negative as traffic at traditional brick-and-mortar retailers continued to decline and grocery stores saw increased competitive pressure from discount grocery companies and Amazon.

The Payden High Income (PYHRX) returned 7.60% for the fiscal year ended October 31, 2017. The Fund’s benchmark, the ICE BofAML BB-B US Cash Pay High Yield Constrained Index, returned 8.26% for the same period. Overweight sector exposure to the consumer cyclical and idiosyncratic issues associated with several of the portfolio’s holdings in the consumer non-cyclical sectors accounted for the portfolio’s underperformance during this period. In contrast, security selection in the industrial, consumer cyclical and healthcare sectors benefitted portfolio returns. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to both hedge foreign exchange exposure and for investment purposes. Active currency management contributed to the Fund’s relative performance.

Tax Exempt Strategy

For the fiscal year ended October 31, 2017, the Payden California Municipal Income Fund (PYCRX) returned 2.28%. In contrast, the Fund’s benchmarks saw the following returns. The Bloomberg Barclays California Intermediate Index returned 1.67%, while the Bloomberg Barclays Capital 7-Year Municipal Index returned 1.72%. The outperformance was achieved primarily through asset allocation along the yield curve and new issue participation. The Fund’s defensive duration positioning was prudent in light of the upward parallel shift in rates year on year. The Fund’s over-allocation to longer maturities, which outperformed shorter maturities, was a contributing element to performance, as well floating and adjustable rate money market instruments. Security selection that favored higher quality, revenue secured sectors over general obligation debt, captured the credit spread compression in these respective categories helping the Fund outperform its benchmarks.

Global Bond Strategy

Payden Global Fixed Income Fund (PYGFX) posted a net return of 2.48% for the fiscal year ended October 31, 2017 compared to a return of 1.23% for its benchmark, the Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD. Asset allocation was the largest contributor to relative performance. The Fund held an overweight to investment grade corporate bonds, as well as exposures to out-of-index sectors, such as high yield corporates and US dollar-pay emerging market debt, all of which contributed positively to performance. Security selection within investment grade corporates, as well as active currency management,

Annual Report   3

also added to relative performance. The Fund used currency forwards for hedging and active investment purposes throughout the period. The Fund also utilized government bond and short interest rate future contracts for duration hedging and active duration positioning.

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2017, emerging markets fixed income securities delivered positive returns across US dollar-pay and local currency bonds. Early in the period, the asset class was challenged by volatility surrounding the policy implications of US elections. However, as the calendar turned to 2017, global economic data sustained an improving trend, facilitating a rally in emerging market fixed income that persisted through the fiscal year. The asset class was further supported by strong inflows and robust primary market activity among sovereign and corporate issuers.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 7.76%, the Fund’s Adviser Class (PYEWX) returned 7.50%, and the Fund’s SI Class (PYEIX) returned 7.83% for the fiscal year ended October 31, 2017. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 6.32% for the same period. Sovereign selection was the primary contributor to the Fund’s outperformance. Overweight positions in Ghana, Mongolia, Ukraine, Argentina and Sri Lanka were positive, as were underweight positions in Poland and the Philippines. Overweight exposure in Romania, and avoiding Iraq, partially offset the gains. Quasi-sovereign selection was positive, including positioning in Malaysia and an underweight to Chinese entities; selection within Costa Rican quasi-sovereigns detracted. An off-benchmark allocation to corporates and local currency denominated debt also added to relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts added to the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a small, negative impact on performance.

The Payden Emerging Markets Local Bond Fund (PYELX) returned 5.63% for the fiscal year ended October 31, 2017. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index, returned 5.18% for the period. Relative to the benchmark, the Fund’s outperformance benefited from an overweight rates position in Brazil and Argentina, as well as underweight rates positions in Czech Republic and Thailand. An underweight to Mexican rates early in the period, followed by a shift to the long-end of the local curve, was positive. Off-index local debt positions in Egypt, Sri Lanka and Ghana also outperformed. Overall, currency was a positive contributor. Overweight positions in the Brazilian real, Russian ruble, and Indian rupee added to returns. An underweight stance in the South Korean won underperformed to offset a portion of currency gains. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts added to the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a small, negative performance impact.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 7.12%, and the Fund’s SI Class (PYCIX) returned 7.22% for the fiscal year ended October 31, 2017. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned 6.18% for the period. The Fund’s selection of emerging market corporates was the primary contributor to outperformance, while off-index allocations to sovereigns and local currency bonds also added to returns. Off-index allocations to quasi-sovereigns and developed market corporates lagged the benchmark, detracting from returns. Within corporates, an overweight stance in Brazilian and Argentine entities was positive, as was the selection of credits in the United Arab Emirates and Russia. Underweight positions in South Korean, Hong Kong, Thailand and South African credits also added to performance. The selection of Kazakh and Indonesian corporates detracted, as did an overweight in Chilean high yield corporates. By sector, selection among oil & gas credits, financials, and utilities were additive to relative performance, while pulp and paper and transport positioning detracted. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts did not have a material impact on the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a marginal performance impact.

U.S. Equity Strategy

The U.S. equity markets posted strong positive returns for the fiscal year as double digit corporate earnings growth and a robust global economy boosted stock prices into record territory. Despite a cloud of uncertainty to start the fiscal year surrounding President Trump, investors found solace in a Republican sweep of the White House and Congress. Equities soared higher on the election results

4   Payden Mutual Funds

and continued higher through the remainder of 2016, largely ignoring a Federal Fund’s Rate hike and a weak holiday shopping season. Investor sentiment remained bullish for the remainder of the fiscal year with market volatility hitting record lows, as the new Trump administration focused on implementing business friendly policies, such as increased government spending, deregulation, and tax reform. While there were constant negative headlines out of Washington DC, such as the failure to reach a bipartisan agreement on health care reform and the events surrounding FBI Director James Comey, stock market participants shrugged off the political headwinds to focus on the improved fundamental landscape. Volatility spiked briefly in late summer as tension with North Korea rose and the threat of war escalated. But once again, market volatility quickly subsided as strong corporate quarterly earnings results and optimism surrounding tax reform drove equities to end the fiscal year at near record highs.

The Payden Equity Income Fund (PYVLX), which is comprised of large-cap value stocks, returned 16.91%, the Fund’s Advisor Class (PYVAX) returned 16.59% and the Fund’s SI Class (PYVSX) returned 17.13% for the fiscal year ended October 31, 2017. The Fund’s benchmark, the Russell 1000 Value Index, returned 17.75% for the same time period. The Fund slightly underperformed its benchmark for the year as strong individual stock selection was offset by the allocation to other security types. The Fund’s preferred stocks and master limited partnerships posted positive returns for the year, but lagged the Russell 1000 Value Index. The Fund benefited from its underweight to the energy sector and overweight to the information technology sector. Within individual stock selection, the strongest areas of alpha were in the industrial and energy sectors, while the weakest area was in information technology. A few notable top performers in the Fund were Aerospace company Boeing and fast food giant McDonald’s Corp. Forward contracts are used to hedge the foreign currency exposure from the international stock holdings in the Fund. The total effect of these contracts for the fiscal year was negligible.

Annual Report   5

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Abbreviations

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CDOR - Canadian Dealer Offered Rate

CHF - Swiss Franc

CZK - Czech Koruna

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NCUA - National Credit Union Administration

NOK - Norwegian Krone

PEN - Peruvian Sol

PLN - Polish Zloty

RUB - Russian Ruble

TRY - Turkish Lira

USD - US Dollar

ZAR - South African Rand

Annual Report   7

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Repurchase Agreement	36%
U.S. Government Agency	32%
U.S. Treasury	30%
U.S. Government Guaranteed	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (31%)
5,000,000	FFCB, (1 mo. LIBOR US + 0.100%)
	1.14%, 8/08/18 (a)	$5,000
6,650,000	FFCB, (1 mo. LIBOR US + 0.010%)
	1.25%, 11/27/17 (a)	6,651
1,000,000	FFCB, (1 mo. LIBOR US + 0.035%)
	1.27%, 12/08/17 (a)	1,000
2,720,000	FFCB, (1 mo. LIBOR US + 0.030%)
	1.27%, 3/22/18 (a)	2,719
5,800,000	FFCB, (3 mo. LIBOR US + 0.010%)
	1.35%, 10/19/18 (a)	5,812
6,000,000	FFCB Disc Note, 1.18%, 3/07/18 (b)	5,976
1,150,000	FFCB Disc Note, 1.22%, 4/10/18 (b)	1,144
1,195,000	FFCB Disc Note, 1.22%, 6/06/18 (b)	1,186
1,500,000	FHLB, (3 mo. LIBOR US + 0.220%)
	1.13%, 4/06/18 (a)	1,501
10,000,000	FHLB, (3 mo. LIBOR US + 0.060%)
	1.31%, 1/26/18 (a)	10,005
10,000,000	FHLB Disc Note, 1.04%, 12/01/17 (b)	9,992
4,000,000	FHLB Disc Note, 1.06%, 12/27/17 (b)	3,993
3,600,000	FHLB Disc Note, 1.15%, 1/19/18 (b)	3,591
16,616,000	FHLB Disc Note, 1.19%, 3/14/18 (b)	16,544
4,000,000	FHLB Disc Note, 1.22%, 3/28/18 (b)	3,980
1,000,000	FHLB Disc Note, 1.26%, 8/30/18 (b)	989
4,430,000	FHLB Disc Note, 1.27%, 5/16/18 (b)	4,400
5,000,000	FHLMC, (1 mo. LIBOR US + 0.150%)
	1.09%, 1/11/18 (a)	5,000
13,000,000	FHLMC Disc Note, 1.04%, 12/01/17 (b)	12,989
15,000,000	FHLMC Disc Note, 1.10%, 2/06/18 (b)	14,956
2,000,000	FHLMC Disc Note, 1.13%, 2/02/18 (b)	1,994
20,000,000	Tennessee Valley Authority Disc Note,
	1.03%, 11/14/17 (b)	19,993

Total U.S. Government Agency (Cost - $139,415)		139,415

NCUA Guaranteed (2%)
9,633,206	NCUA Guaranteed Notes Trust 2010-R2, (1 mo.
	LIBOR US + 0.370%) 1.61%, 11/06/17 (a)	9,633

Total NCUA Guaranteed (Cost - $9,633)		9,633

Principal or Shares	Security Description	Value (000)
U.S. Treasury (29%)
21,000,000	U.S. Treasury Bill, 1.03%, 1/04/18 (b)	$20,961
25,000,000	U.S. Treasury Bill, 1.06%, 1/02/18 (b)	24,955
5,000,000	U.S. Treasury Bill, 1.07%, 1/11/18 (b)	4,990
20,000,000	U.S. Treasury Bill, 1.13%, 2/01/18 (b)	19,943
5,000,000	U.S. Treasury Bill, 1.13%, 3/08/18 (b)	4,980
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.140%) 1.25%, 1/31/19 (a)	10,017
5,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.174%) 1.28%, 7/31/18 (a)	5,002
20,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.190%) 1.30%, 4/30/18 (a)	20,023
20,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.272%) 1.38%, 1/31/18 (a)	20,015

Total U.S. Treasury (Cost - $130,886)		130,886

Repurchase Agreement (36%)
53,000,000	Bank of Montreal Tri Party, 1.03% 11/01/17 (c)	53,000
40,000,000	Citigroup Tri Party, 1.03% 11/02/17 (d)	40,000
40,000,000	Goldman Sachs Tri Party, 1.04% 11/07/17 (e)	40,000
25,000,000	Merrill Lynch Tri Party, 1.01% 11/06/17 (f)	25,000

Total Repurchase Agreement (Cost - $158,000)		158,000

Total Investments (Cost - $437,934) (98%)		437,934
Other Assets, net of Liabilities (2%)		9,629

Net Assets (100%)		$447,563

(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 10/31/2017 is collateralized by the following securities:

Bank of Montreal Tri Party
53,002,900	U.S. Treasury Securities, maturity from Nov
	17-Aug 46, yielding from 0.00%-3.13%	$54,060

8   Payden Mutual Funds

(d)	The repurchase agreement dated 10/26/2017 is collateralized by the following securities:

Citigroup Tri Party

38,783,800	U.S. Treasury Note, maturity dated April 20, yielding 0.13%	$40,800

(e)	The repurchase agreement dated 10/31/2017 is collateralized by the following securities:

Goldman Sachs Tri Party
59,769,095	FMAC, maturity from April 24-Sep 47, yielding from 4.00%-5.50%	$40,800

(f)	The repurchase agreement dated 10/30/2017 is collateralized by the following securities:

Merrill Lynch Tri Party
25,069,300	U.S. Treasury Securities, maturity dated May 43, yielding 2.88%	$25,500

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Value
Repurchase Agreement	(000’s)

Total gross amount of repurchase agreements presented on the	$158,000
Statements of Assets and Liabilities
Non-cash Collateral	(78,000)

Net Amount	$80,000

See notes to financial statements.

Annual Report   9

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	54%
Asset Backed	19%
U.S. Treasury	13%
Mortgage Backed	7%
Other	7%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)
Asset Backed (20%)
4,820,000	American Express Credit Account Master Trust,
	1.64%, 12/15/21	$4,811
1,945,457	AmeriCredit Automobile Receivables Trust
	2014-3, 1.92%, 11/08/19	1,946
749,912	AmeriCredit Automobile Receivables Trust
	2016-3, 1.37%, 11/08/19	750
5,700,000	Atlas Senior Loan Fund III Ltd. 144A, (3 mo.
	LIBOR US + 1.200%) 2.51%, 8/18/25 (a)(b)	5,732
2,684,244	Babson CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.100%) 2.46%, 4/20/25 (a)(b)	2,697
1,730,000	BlueMountain CLO 2013-4 Ltd. 144A, (3 mo.
	LIBOR US + 1.010%) 2.37%, 4/15/25 (a)(b)	1,739
4,000,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo.
	LIBOR US + 1.350%) 2.67%, 11/30/26 (a)(b)	4,036
805,000	Capital Auto Receivables Asset Trust 2014-1,
	3.39%, 7/22/19	809
141,103	Capital Auto Receivables Asset Trust 2016-2,
	1.32%, 1/22/19	141
1,598,666	Cent CLO LP 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/23/25 (a)(b)	1,603
651,586	CNH Equipment Trust 2014-C,
	1.05%, 11/15/19	651
304,623	CNH Equipment Trust 2015-B, 1.37%, 7/15/20	304
633,350	Colony American Homes 2014-1 144A, (1 mo.
	LIBOR US + 1.150%) 2.39%, 5/17/31 (a)(b)	636
5,783,600	Colony American Homes 2014-2 144A, (1 mo.
	LIBOR US + 0.950%) 2.19%, 7/17/31 (a)(b)	5,809
3,781,749	Colony Starwood Homes 2016-2 Trust 144A,
	(1 mo. LIBOR US + 1.250%)
	2.49%, 12/17/33 (a)(b)	3,817
2,903,164	Commonbond Student Loan Trust 2017-A-GS
	144A, (1 mo. LIBOR US + 0.850%)
	2.09%, 5/25/41 (a)(b)	2,924
2,610,000	Dell Equipment Finance Trust 2017-1 144A,
	1.86%, 6/24/19 (b)	2,611

Principal or Shares	Security Description	Value (000)

3,100,000	Discover Card Execution Note Trust, (1 mo.
	LIBOR US + 0.490%) 1.73%, 7/15/24 (a)	$3,134
698,875	Drive Auto Receivables Trust 2016-B 144A,
	2.56%, 6/15/20 (b)	700
830,000	Dryden 31 Senior Loan Fund 144A, (3 mo.
	LIBOR US + 1.080%) 2.43%, 4/18/26 (a)(b)	833
2,300,000	First Investors Auto Owner Trust 2016-2 144A,
	1.87%, 11/15/21 (b)	2,290
1,640,000	First Investors Auto Owner Trust 2017-1 144A,
	2.20%, 3/15/22 (b)	1,638
4,000,000	FREMF 2017-KT01 Multifamily Aggregation
	Period Risk Transfer Trust, (1 mo. LIBOR US
	+ 0.320%) 1.56%, 2/25/20 (a)	4,011
193,959	GSAMP Trust 2004-SEA2, (1 mo. LIBOR US
	+ 0.650%) 1.89%, 3/25/34 (a)	195
2,053,101	Huntington Auto Trust, 1.29%, 5/15/19	2,052
6,139,587	Invitation Homes 2014-SFR2 Trust 144A,
	(1 mo. LIBOR US + 1.100%) 2.34%, 9/17/31 (a)(b)	6,168
1,401,818	Invitation Homes 2015-SFR3 Trust 144A,
	(1 mo. LIBOR US + 1.300%) 2.54%, 8/17/32 (a)(b)	1,413
1,120,223	John Deere Owner Trust 2016-B,
	1.09%, 2/15/19	1,120
619,299	Kubota Credit Owner Trust 2016-1 144A,
	1.25%, 4/15/19 (b)	619
1,740,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR US + 1.110%) 2.47%, 1/19/25 (a)(b)	1,742
5,740,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR US + 1.120%) 2.48%, 7/20/26 (a)(b)	5,771
600,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR US
	+ 1.000%) 2.37%, 7/25/26 (a)(b)	604
572,885	MMAF Equipment Finance LLC 2015-A 144A,
	1.39%, 10/16/19 (b)	572
2,840,000	MMAF Equipment Finance LLC 2017-A 144A,
	1.73%, 5/18/20 (b)	2,840
2,670,000	Motor 2017-1 PLC 144A, (1 mo. LIBOR US
	+ 0.530%) 1.77%, 9/25/24 (a)(b)	2,674

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,900,000	Nissan Auto Lease Trust 2017-B,
	1.83%, 12/16/19	$4,900
4,000,000	Nissan Master Owner Trust Receivables,
	1.54%, 6/15/21	3,976
1,115,000	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR US + 2.000%)
	3.36%, 7/15/27 (a)(b)	1,116
1,470,000	OSCAR US Funding Trust VII LLC 144A,
	2.13%, 11/10/20 (b)	1,466
325,000	Santander Drive Auto Receivables Trust 2014-3, 2.65%, 8/17/20	327
900,000	Santander Drive Auto Receivables Trust 2016-2, 2.08%, 2/16/21	902
4,410,000	Santander Drive Auto Receivables Trust 2017-1, 2.10%, 6/15/21	4,408
7,226,640	SMB Private Education Loan Trust 2017-A
	144A, (1 mo. LIBOR US + 0.450%)
	1.69%, 6/17/24 (a)(b)	7,241
3,151,621	Sofi Consumer Loan Program 2017-5 LLC 144A, 2.14%, 9/25/26 (b)	3,150
923,706	SoFi Professional Loan Program 2017-D LLC
	144A, 1.72%, 9/25/40 (b)	922
5,855,000	Symphony CLO XV Ltd. 144A, (3 mo. LIBOR
	US + 1.180%) 2.53%, 10/17/26 (a)(b)	5,905
3,200,000	Towd Point Mortgage Trust 2017-5 144A,
	(1 mo. LIBOR US + 0.600%) 1.84%, 2/25/57 (a)(b)	3,200
3,900,000	Toyota Auto Receivables 2016-B Owner Trust,
	1.30%, 4/15/20	3,890
2,703,830	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/15/25 (a)(b)	2,711
7,500,000	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	7,472
6,158,000	Volvo Financial Equipment LLC Series 2016-1
	144A, 1.67%, 2/18/20 (b)	6,157
1,383,151	Wheels SPV 2 LLC 144A, 1.59%, 5/20/25 (b)	1,382
500,000	World Financial Network Credit Card Master
	Trust 2015-A, (1 mo. LIBOR US + 0.480%)
	1.72%, 2/15/22 (a)	501
Total Asset Backed (Cost - $138,733)		139,018
Bank Loans(c) (0%)
249,375	Avolon TLB Borrower 1 US LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 9/20/20	252
437,826	VFH Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 5.13%, 12/30/21	443
497,500	Zayo Group LLC. Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.000%) 3.24%, 1/19/21	499
Total Bank Loans (Cost - $1,182)		1,194
Commercial Paper (2%)
6,000,000	NetApp Inc., 0.00%, 11/07/17 (d)	5,998
3,500,000	Private Export Fund Corp., 1.66%, 1/19/18 (d)	3,503
7,000,000	Spectra Energy Partners, 0.00%, 11/02/17 (d)	7,000
Total Commercial Paper (Cost - $16,498)		16,501
Corporate Bond (55%)

Principal or Shares	Security Description	Value (000)

Financial (31%)
2,620,000	ABN AMRO Bank NV 144A, (3 mo. LIBOR US + 0.640%) 1.99%, 1/18/19 (a)(b)	$2,635
2,530,000	ABN AMRO Bank NV 144A,
	2.10%, 1/18/19 (b)	2,540
1,900,000	Air Lease Corp., 2.63%, 9/04/18	1,912
1,240,000	American Express Co., (3 mo. LIBOR US
	+ 0.590%) 1.90%, 5/22/18 (a)	1,243
760,000	American Express Credit Corp., 1.88%, 5/03/19	760
1,793,000	American Express Credit Corp., (3 mo. LIBOR
	US + 0.700%) 2.02%, 3/03/22 (a)	1,807
2,840,000	Asian Development Bank, 0.88%, 4/26/18	2,832
950,000	Astoria Financial Corp., 3.50%, 6/08/20	959
1,760,000	Athene Global Funding 144A, (3 mo. LIBOR US + 1.140%) 2.50%, 4/20/20 (a)(b)	1,788
3,095,000	Athene Global Funding 144A, (3 mo. LIBOR US + 1.230%) 2.56%, 7/01/22 (a)(b)	3,141
1,315,000	Australia & New Zealand Banking Group Ltd.
	144A, (3 mo. LIBOR US + 0.660%)
	1.99%, 9/23/19 (a)(b)	1,326
1,930,000	Australia & New Zealand Banking Group Ltd.
	144A, (3 mo. LIBOR US + 0.750%)
	2.06%, 11/16/18 (a)(b)	1,942
290,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)(e)	291
4,000,000	Bank Nederlandse Gemeenten NV 144A,
	1.50%, 2/15/19 (b)	3,990
1,350,000	Bank of America Corp., (3 mo. EURIBOR
	+ 0.840%) 0.51%, 3/28/18 EUR (a)(f)	1,576
3,585,000	Bank of America Corp., (3 mo. LIBOR US
	+ 0.650%) 1.97%, 10/01/21 (a)	3,595
3,048,000	Bank of America Corp., (3 mo. LIBOR US
	+ 0.660%) 2.02%, 7/21/21 (a)	3,060
2,000,000	Bank of America Corp., (3 mo. LIBOR US
	+ 1.000%) 2.36%, 4/24/23 (a)	2,029
1,810,000	Bank of Montreal, 1.35%, 8/28/18	1,806
1,530,000	Bank of Montreal, (3 mo. LIBOR US + 0.790%)
	2.11%, 8/27/21 (a)	1,547
4,300,000	Bank of Tokyo-Mitsubishi UFJ Ltd./The 144A,
	2.35%, 9/08/19 (b)	4,322
1,925,000	Banque Federative du Credit Mutuel SA 144A, (3 mo. LIBOR US + 0.490%) 1.85%, 7/20/20 (a)(b)	1,931
5,150,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	5,152
860,000	Barclays PLC, 2.00%, 3/16/18	861
1,120,000	Berkshire Hathaway Finance Corp.,
	1.45%, 3/07/18	1,120
760,000	Berkshire Hathaway Finance Corp., (3 mo.
	LIBOR US + 0.260%) 1.58%, 8/15/19 (a)	763
1,100,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	1,101
1,330,000	BNZ International Funding Ltd./London 144A,
	(3 mo. LIBOR US + 0.700%)
	2.02%, 2/21/20 (a)(b)	1,339
2,730,000	BPCE SA, (3 mo. LIBOR US + 0.880%)
	2.20%, 5/31/22 (a)	2,761

Annual Report   11

Principal or Shares	Security Description	Value (000)

1,090,000	BPCE SA 144A, (3 mo. LIBOR US + 1.220%)
	2.53%, 5/22/22 (a)(b)	$1,106
5,000,000	Capital One Bank USA NA, 2.30%, 6/05/19	5,011
2,065,000	Capital One Financial Corp., (3 mo. LIBOR US
	+ 0.950%) 2.27%, 3/09/22 (a)	2,078
2,195,000	Citibank NA, (3 mo. LIBOR US + 0.340%)
	1.67%, 3/20/19 (a)	2,200
860,000	Citigroup Inc., (3 mo. LIBOR US + 0.790%)
	2.14%, 1/10/20 (a)	868
2,000,000	Citigroup Inc., (3 mo. LIBOR US + 0.930%)
	2.25%, 6/07/19 (a)	2,020
1,990,000	Citigroup Inc., (3 mo. LIBOR US + 0.960%)
	2.33%, 4/25/22 (a)	2,013
1,580,000	Citigroup Inc., (3 mo. LIBOR US + 1.070%)
	2.39%, 12/08/21 (a)	1,606
1,100,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	1,100
1,345,000	Citizens Bank NA/Providence RI, (3 mo. LIBOR US + 0.540%) 1.86%, 3/02/20 (a)	1,349
4,230,000	Citizens Bank NA/Providence RI, (3 mo. LIBOR US + 0.570%) 1.89%, 5/26/20 (a)	4,244
310,000	Citizens Bank NA/Providence RI, 2.30%, 12/03/18	311
2,000,000	Commonwealth Bank of Australia 144A, (3 mo. LIBOR US + 0.400%) 1.72%, 9/18/20 (a)(b)	2,003
790,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	790
1,090,000	Credit Agricole SA/London 144A, (3 mo. LIBOR US + 0.800%) 2.16%, 4/15/19 (a)(b)	1,100
1,800,000	Credit Agricole SA/London 144A, (3 mo. LIBOR US + 0.970%) 2.29%, 6/10/20 (a)(b)	1,830
4,050,000	Credit Agricole SA/London 144A,
	2.50%, 4/15/19 (b)	4,081
900,000	Credit Suisse/New York NY, (3 mo. LIBOR US + 0.690%) 2.07%, 1/29/18 (a)	901
1,965,000	Danske Bank A/S 144A, (3 mo. LIBOR US
	+ 0.510%) 1.83%, 3/02/20 (a)(b)	1,973
1,900,000	DBS Group Holdings Ltd. 144A, (3 mo. LIBOR US + 0.490%) 1.81%, 6/08/20 (a)(b)	1,908
2,585,000	DNB Bank ASA 144A, (3 mo. LIBOR US
	+ 0.370%) 1.71%, 10/02/20 (a)(b)	2,590
3,800,000	Federation des Caisses Desjardins du Quebec
	144A, (3 mo. LIBOR US + 0.330%)
	1.71%, 10/30/20 (a)(b)	3,806
2,665,000	Fifth Third Bank/Cincinnati OH, (3 mo. LIBOR US + 0.250%) 1.63%, 10/30/20 (a)	2,665
1,870,000	Fifth Third Bank/Cincinnati OH, (3 mo. LIBOR US + 0.590%) 1.92%, 9/27/19 (a)	1,884
2,616,000	Fifth Third Bank/Cincinnati OH,
	2.15%, 8/20/18	2,625
540,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	543
980,000	FS Investment Corp., 4.25%, 1/15/20	1,002
900,000	Goldman Sachs Group Inc., 1.95%, 7/23/19	898

Principal or Shares	Security Description	Value (000)

2,035,000	Goldman Sachs Group Inc., (3 mo. LIBOR US
	+ 0.730%) 2.06%, 12/27/20 (a)	$2,045
1,590,000	Goldman Sachs Group Inc., (3 mo. LIBOR US
	+ 1.040%) 2.41%, 4/25/19 (a)	1,607
2,850,000	Goldman Sachs Group Inc., (3 mo. LIBOR US
	+ 1.110%) 2.48%, 4/26/22 (a)	2,887
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR US
	+ 1.170%) 2.49%, 11/15/21 (a)	1,345
980,000	HSBC Bank PLC 144A, (3 mo. LIBOR US
	+ 0.640%) 1.96%, 5/15/18 (a)(b)	983
620,000	HSBC USA Inc., (3 mo. LIBOR US + 0.880%)
	2.21%, 9/24/18 (a)	624
1,315,000	Huntington National Bank, (3 mo. LIBOR US
	+ 0.510%) 1.83%, 3/10/20 (a)	1,323
480,000	Huntington National Bank, 2.20%, 11/06/18	481
770,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	807
480,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	480
1,320,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	1,321
755,000	ING Groep NV, (3 mo. LIBOR US + 1.150%)
	2.48%, 3/29/22 (a)	771
6,010,000	International Finance Corp., (1 mo. LIBOR US
	+ 0.050%) 1.29%, 3/06/18 (a)	6,010
1,000,000	International Lease Finance Corp.,
	3.88%, 4/15/18	1,009
3,185,000	International Lease Finance Corp.,
	6.25%, 5/15/19	3,379
440,000	iStar Inc., 4.63%, 9/15/20	450
2,100,000	JPMorgan Chase & Co., (3 mo. LIBOR US
	+ 0.550%) 1.87%, 3/09/21 (a)	2,107
2,505,000	JPMorgan Chase & Co., (3 mo. LIBOR US
	+ 0.680%) 2.00%, 6/01/21 (a)	2,520
1,600,000	JPMorgan Chase & Co., (3 mo. LIBOR US
	+ 0.955%) 2.32%, 1/23/20 (a)	1,625
640,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	644
1,920,000	Kreditanstalt fuer Wiederaufbau,
	1.00%, 7/15/19	1,897
550,000	Metropolitan Life Global Funding I 144A,
	1.95%, 12/03/18 (b)	551
520,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR US + 0.920%) 2.23%, 2/22/22 (a)	526
1,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR US
	+ 0.940%) 2.26%, 2/28/22 (a)	1,716
2,460,000	Mizuho Securities USA LLC 144A, (3 mo.
	LIBOR US + 0.650%) 1.98%, 6/28/19 (a)(b)	2,460
1,570,000	Morgan Stanley, (3 mo. LIBOR US + 0.740%)
	2.10%, 7/23/19 (a)	1,580
1,145,000	Morgan Stanley, (3 mo. LIBOR US + 0.800%)
	2.11%, 2/14/20 (a)	1,150
2,605,000	Morgan Stanley, (3 mo. LIBOR US + 0.930%)
	2.29%, 7/22/22 (a)	2,624
940,000	Morgan Stanley, 2.45%, 2/01/19	945
1,925,000	Morgan Stanley, (3 mo. LIBOR US + 1.180%)
	2.54%, 1/20/22 (a)	1,956

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

670,000	Morgan Stanley, (3 mo. LIBOR US + 1.280%) 2.65%, 4/25/18 (a)	$674
620,000	Morgan Stanley, 6.63%, 4/01/18	632
750,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR US + 0.510%) 1.82%, 5/22/20 (a)(b)	754
3,500,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR US + 1.000%) 2.36%, 7/12/21 (a)(b)	3,561
2,080,000	Nederlandse Waterschapsbank NV 144A,
	0.88%, 7/13/18 (b)	2,070
930,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	930
1,070,000	Nordea Bank AB 144A, (3 mo. LIBOR US + 0.840%) 2.16%, 9/17/18 (a)(b)	1,077
640,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (b)	642
1,920,000	Royal Bank of Canada, 1.63%, 4/15/19	1,915
3,145,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 1.470%) 2.79%, 5/15/23 (a)	3,174
3,350,000	Santander UK PLC, (3 mo. LIBOR US
	+ 0.300%) 1.68%, 11/03/20 (a)	3,350
595,000	Santander UK PLC, 2.50%, 3/14/19	600
1,155,000	SLM Corp., 5.13%, 4/05/22	1,200
1,120,000	Standard Chartered PLC 144A, (3 mo. LIBOR US + 1.130%) 2.45%, 8/19/19 (a)(b)	1,135
5,850,000	Sumitomo Mitsui Banking Corp.,
	2.45%, 1/10/19	5,885
3,902,000	Sumitomo Mitsui Financial Group Inc., (3 mo. LIBOR US + 0.740%) 2.09%, 10/18/22 (a)	3,904
1,675,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (3 mo. LIBOR US + 0.440%) 1.76%, 9/19/19 (a)(b)	1,677
1,845,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (3 mo. LIBOR US + 0.510%) 1.83%, 3/06/19 (a)(b)	1,848
1,270,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (b)	1,270
1,420,000	Svensk Exportkredit AB, 1.25%, 4/12/19	1,410
490,000	Synchrony Financial, 2.60%, 1/15/19	493
1,615,000	Toronto-Dominion Bank, 1.95%, 1/22/19	1,618
500,000	Toronto-Dominion Bank, (3 mo. LIBOR US + 0.650%) 1.96%, 8/13/19 (a)	504
2,320,000	UBS AG/London 144A, (3 mo. LIBOR US + 0.580%) 1.90%, 6/08/20 (a)(b)	2,332
1,500,000	UBS AG/Stamford CT, (3 mo. LIBOR US + 0.700%) 2.03%, 3/26/18 (a)	1,504
5,375,000	Wells Fargo & Co., (3 mo. LIBOR US + 0.930%) 2.24%, 2/11/22 (a)	5,434
2,105,000	Westpac Banking Corp., (3 mo. LIBOR US + 0.430%) 1.75%, 3/06/20 (a)	2,113
990,000	Westpac Banking Corp., (3 mo. LIBOR US + 0.560%) 1.88%, 8/19/19 (a)	996
2,020,000	Westpac Banking Corp., (3 mo. LIBOR US + 0.850%) 2.17%, 8/19/21 (a)	2,047
		217,206
Industrial (18%)
2,330,000	AbbVie Inc., 1.80%, 5/14/18	2,332
1,350,000	Aetna Inc., 1.70%, 6/07/18	1,350
1,860,000	Aetna Inc., (3 mo. LIBOR US + 0.650%)
	1.97%, 12/08/17 (a)	1,861

Principal or Shares	Security Description	Value (000)

1,000,000	Air Canada 2013-1 Class C Pass Through Trust
	144A, 6.63%, 5/15/18 (b)	$1,024
300,000	Alibaba Group Holding Ltd., 1.63%, 11/28/17	300
920,000	Allergan Funding SCS, (3 mo. LIBOR US
	+ 1.080%) 2.39%, 3/12/18 (a)	923
900,000	American Honda Finance Corp., 1.20%, 7/12/19	891
680,000	American Honda Finance Corp., (3 mo. LIBOR
	US + 0.825%) 2.14%, 2/22/19 (a)	686
1,160,000	Amgen Inc., (3 mo. LIBOR US + 0.450%)
	1.76%, 5/11/20 (a)	1,166
460,000	Anheuser-Busch InBev Finance Inc.,
	1.90%, 2/01/19	461
2,000,000	Anthem Inc., 2.25%, 8/15/19	2,007
280,000	Apple Inc., 1.30%, 2/23/18	280
500,000	APRR SA, (3 mo. EURIBOR + 0.750%)
	0.42%, 3/31/19 EUR (a)(f)	588
1,200,000	Asciano Finance Ltd. 144A, 5.00%, 4/07/18 (b)	1,214
1,500,000	AT&T Inc., 2.30%, 3/11/19	1,507
400,000	AutoZone Inc., 1.63%, 4/21/19	398
3,080,000	BAT Capital Corp. 144A, (3 mo. LIBOR US
	+ 0.590%) 1.91%, 8/14/20 (a)(b)	3,097
770,000	Baxalta Inc., (3 mo. LIBOR US + 0.780%)
	2.10%, 6/22/18 (a)	773
3,135,000	Becton Dickinson and Co., (3 mo. LIBOR US
	+ 1.030%) 2.35%, 6/06/22 (a)	3,157
620,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	618
1,850,000	Bristol-Myers Squibb Co., 1.60%, 2/27/19	1,847
2,245,000	Broadcom Corp. / Broadcom Cayman Finance
	Ltd. 144A, 2.38%, 1/15/20 (b)	2,259
1,145,000	Cardinal Health Inc., 1.95%, 6/14/19	1,143
1,645,000	Caterpillar Financial Services Corp., (3 mo.
	LIBOR US + 0.280%) 1.60%, 3/22/19 (a)	1,650
1,465,000	Caterpillar Financial Services Corp., (3 mo.
	LIBOR US + 0.510%) 1.86%, 1/10/20 (a)	1,477
390,000	Celgene Corp., 2.13%, 8/15/18	391
545,000	Cisco Systems Inc., 1.40%, 2/28/18	545
680,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	691
3,545,000	Conagra Brands Inc., (3 mo. LIBOR US
	+ 0.500%) 1.86%, 10/09/20 (a)	3,554
1,580,000	Constellation Brands Inc., 2.00%, 11/07/19	1,578
1,840,000	CVS Health Corp., 1.90%, 7/20/18	1,843
1,330,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	1,320
1,460,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR US + 0.530%) 1.92%, 5/05/20 (a)(b)	1,466
4,500,000	Daimler Finance North America LLC 144A,
	(3 mo. LIBOR US + 0.620%)
	2.00%, 10/30/19 (a)(b)	4,528
200,000	Dell International LLC / EMC Corp. 144A,
	5.88%, 6/15/21 (b)	210
1,425,000	Deutsche Telekom International Finance BV
	144A, (3 mo. LIBOR US + 0.580%)
	1.93%, 1/17/20 (a)(b)	1,430
3,085,000	DXC Technology Co., (3 mo. LIBOR US
	+ 0.950%) 2.27%, 3/01/21 (a)	3,096

Annual Report   13

Principal or Shares	Security Description	Value (000)

400,000	eBay Inc., 2.50%, 3/09/18	$401
1,395,000	EI du Pont de Nemours & Co., (3 mo. LIBOR US
	+ 0.530%) 1.91%, 5/01/20 (a)	1,408
1,445,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US
	+ 0.790%) 2.10%, 6/12/20 (a)	1,453
1,460,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US
	+ 0.830%) 2.14%, 3/12/19 (a)	1,468
1,240,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US
	+ 0.830%) 2.14%, 8/12/19 (a)	1,248
1,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	1,001
535,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	536
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US
	+ 1.270%) 2.60%, 3/28/22 (a)	903
1,235,000	General Motors Co., (3 mo. LIBOR US
	+ 0.800%) 2.19%, 8/07/20 (a)	1,241
1,995,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 0.930%) 2.29%, 4/13/20 (a)	2,011
3,025,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.310%) 2.64%, 6/30/22 (a)	3,073
565,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.360%) 2.71%, 4/10/18 (a)	567
1,190,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.450%) 2.85%, 5/09/19 (a)	1,207
1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.550%) 2.91%, 1/14/22 (a)	1,304
3,240,000	Gilead Sciences Inc., (3 mo. LIBOR US
	+ 0.250%) 1.58%, 9/20/19 (a)	3,247
4,000,000	Gilead Sciences Inc., 1.85%, 9/04/18	4,005
1,270,000	Glencore Funding LLC 144A, (3 mo. LIBOR US
	+ 1.360%) 2.72%, 1/15/19 (a)(b)	1,284
1,050,000	Harley-Davidson Financial Services Inc. 144A,
	(3 mo. LIBOR US + 0.350%) 1.67%, 3/08/19 (a)(b)	1,052
1,288,000	Heathrow Funding Ltd., 6.25%, 9/10/18 GBP (f)	1,784
1,635,000	Hewlett Packard Enterprise Co. 144A,
	2.10%, 10/04/19 (b)	1,634
710,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	697
720,000	Imperial Brands Finance PLC 144A,
	2.05%, 7/20/18 (b)	720
700,000	John Deere Capital Corp., 1.95%, 1/08/19	702
170,000	Johnson Controls International PLC,
	1.40%, 11/02/17	170
3,080,000	Kraft Heinz Foods Co., (3 mo. LIBOR US
	+ 0.420%) 1.82%, 8/09/19 (a)	3,087
840,000	Lennar Corp., 4.13%, 1/15/22	873
176,000	Lockheed Martin Corp., 1.85%, 11/23/18	176
795,000	Martin Marietta Materials Inc., (3 mo. LIBOR
	US + 0.650%) 1.96%, 5/22/20 (a)	800
1,770,000	Microsoft Corp., 1.85%, 2/06/20	1,772
1,020,000	Molson Coors Brewing Co. 144A,
	1.90%, 3/15/19 (b)	1,018
850,000	Mylan NV, 2.50%, 6/07/19	853
3,045,000	NBCUniversal Enterprise Inc. 144A, (3 mo.
	LIBOR US + 0.400%) 1.74%, 4/01/21 (a)(b)	3,050
1,750,000	NBCUniversal Enterprise Inc. 144A, (3 mo.
	LIBOR US + 0.685%) 2.04%, 4/15/18 (a)(b)	1,755
175,000	Newell Brands Inc., 2.60%, 3/29/19	176

Principal or Shares	Security Description	Value (000)

1,985,000	Nissan Motor Acceptance Corp. 144A, (3 mo.
	LIBOR US + 0.390%) 1.72%, 9/28/20 (a)(b)	$1,989
1,250,000	Nokia OYJ, 3.38%, 6/12/22	1,248
500,000	PACCAR Financial Corp., (3 mo. LIBOR US
	+ 0.600%) 1.92%, 12/06/18 (a)	503
330,000	Philip Morris International Inc.,
	1.38%, 2/25/19 (e)	328
2,080,000	Philip Morris International Inc., 1.63%, 2/21/19	2,076
755,000	Pitney Bowes Inc., 3.63%, 9/15/20	756
960,000	QUALCOMM Inc., 1.85%, 5/20/19	961
1,086,000	Rockwell Collins Inc., 1.95%, 7/15/19	1,087
660,000	Seagate HDD Cayman, 3.75%, 11/15/18	672
3,315,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	3,303
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	953
450,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	452
820,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co.
	II LLC / Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	834
690,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	695
1,120,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.40%, 7/20/18	1,114
700,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	685
260,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	261
2,200,000	Tyson Foods Inc., (3 mo. LIBOR US + 0.450%)
	1.76%, 8/21/20 (a)	2,205
460,000	Tyson Foods Inc., (3 mo. LIBOR US + 0.450%)
	1.77%, 5/30/19 (a)	461
535,000	Tyson Foods Inc., (3 mo. LIBOR US + 0.550%)
	1.87%, 6/02/20 (a)	538
405,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	415
3,695,000	Verizon Communications Inc., (3 mo. LIBOR US
	+ 0.550%) 1.86%, 5/22/20 (a)	3,720
1,235,000	Verizon Communications Inc., (3 mo. LIBOR US
	+ 1.000%) 2.32%, 3/16/22 (a)	1,262
1,283,000	Vulcan Materials Co., (3 mo. LIBOR US
	+ 0.600%) 1.92%, 6/15/20 (a)	1,287
400,000	Whirlpool Corp., 1.65%, 11/01/17	400
		128,542
Utility (6%)
1,170,000	BP Capital Markets PLC, 1.67%, 2/13/18	1,171
1,220,000	BP Capital Markets PLC, (3 mo. LIBOR US
	+ 0.630%) 1.96%, 9/26/18 (a)	1,227
4,000,000	BP Capital Markets PLC, 2.24%, 9/26/18	4,021
500,000	BP Capital Markets PLC, 2.32%, 2/13/20	504
500,000	Canadian Natural Resources Ltd.,
	1.75%, 1/15/18	500
2,670,000	Cenovus Energy Inc., 5.70%, 10/15/19	2,826
835,000	Cheniere Energy Partners LP 144A,
	5.25%, 10/01/25 (b)	862
1,180,000	Chevron Corp., 1.34%, 11/09/17	1,180
1,350,000	Dominion Energy Inc. 144A, 1.50%, 9/30/18 (b)	1,348
915,000	Dominion Energy Inc. 144A, (3 mo. LIBOR US
	+ 0.550%) 1.87%, 6/01/19 (a)(b)	918
675,000	Dominion Energy Inc., 2.58%, 7/01/20	679

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

290,000	Dominion Energy Inc., 2.96%, 7/01/19	$294
2,870,000	EQT Corp., (3 mo. LIBOR US + 0.770%)
	2.11%, 10/01/20 (a)	2,877
960,000	Exxon Mobil Corp., 1.44%, 3/01/18	960
490,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	490
1,395,000	Kinder Morgan Inc./DE, (3 mo. LIBOR US + 1.280%) 2.64%, 1/15/23 (a)	1,416
300,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	300
930,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (e)	837
3,500,000	ONEOK Partners LP, 3.20%, 9/15/18	3,533
1,115,000	Phillips 66 144A, (3 mo. LIBOR US + 0.650%) 2.01%, 4/15/19 (a)(b)	1,117
3,040,000	Progress Energy Inc., 7.05%, 3/15/19	3,247
3,990,000	Sempra Energy, (3 mo. LIBOR US + 0.450%) 1.73%, 3/15/21 (a)	4,001
1,050,000	Shell International Finance BV, 1.25%, 11/10/17	1,050
1,420,000	Shell International Finance BV, 1.38%, 5/10/19	1,413
1,790,000	Southern Co., 1.55%, 7/01/18	1,789
3,025,000	Southern Co. 144A, (3 mo. LIBOR US
	+ 0.700%) 2.04%, 9/30/20 (a)(b)	3,046
250,000	Southern Power Co., 1.85%, 12/01/17	250
700,000	Statoil ASA, (3 mo. LIBOR US + 0.460%) 1.86%, 11/08/18 (a)	703
450,000	TECO Finance Inc., (3 mo. LIBOR US
	+ 0.600%) 1.95%, 4/10/18 (a)	451
670,000	Total Capital International SA, (3 mo. LIBOR US + 0.570%) 1.98%, 8/10/18 (a)	673
		43,683
Total Corporate Bond (Cost - $387,885)		389,431
FDIC Guaranteed (0%)
1,250,332	FDIC Structured Sale Guaranteed Notes 144A, (1 mo. LIBOR US + 0.720%)
	1.95%, 12/04/20 (a)(b)
	(Cost - $1,250)	1,257
Foreign Government (1%)
950,000	Japan Bank for International Cooperation/Japan, (3 mo. LIBOR US + 0.480%) 1.80%, 6/01/20 (a)	955
2,670,000	Japan Bank for International Cooperation/Japan, (3 mo. LIBOR US + 0.570%) 1.89%, 2/24/20 (a)	2,687
1,600,000	Province of New Brunswick Canada, (3 mo. CDOR CAD + 0.130%) 1.54%, 8/01/19 CAD (a)(f)	1,246
1,010,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	1,173
1,470,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	1,604
Total Foreign Government (Cost - $7,842)		7,665
Mortgage Backed (8%)
13,090	Bear Stearns ALT-A Trust, 3.37%, 3/25/34 (g)	13
4,760,397	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.550%) 1.79%, 1/25/30 (a)	4,760
349,312	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.950%) 2.19%, 5/25/24 (a)	350

Principal or Shares	Security Description	Value (000)

3,638,340	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 10/25/29 (a)	$3,663
3,979,635	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.150%) 2.39%, 9/25/29 (a)	4,014
34,865	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.200%) 2.44%, 7/25/24 (a)	35
1,442,431	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.300%) 2.54%, 5/25/29 (a)	1,451
2,001,113	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.300%) 2.54%, 7/25/29 (a)	2,021
700,644	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.350%) 2.59%, 1/25/29 (a)	705
640,342	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.600%) 2.84%, 1/25/24 (a)	646
252,199	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 2.000%) 3.24%, 10/25/23 (a)	254
544,470	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 2.150%) 3.39%, 9/25/28 (a)	550
964,082	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 2.200%) 3.44%, 10/25/28 (a)	973
518,523	FN 906140 ARM, (12 mo. LIBOR US
	+ 1.672%) 3.29%, 1/01/37 (a)	545
3,213,302	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 0.750%)
	1.99%, 3/25/30 (a)	3,225
1,868,278	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 7/25/29 (a)	1,891
5,116,459	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 8/25/29 (a)	5,167
4,224,362	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 10/25/29 (a)	4,281
105,310	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.250%) 2.49%, 10/25/28 (a)	105
68,676	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.450%)
	2.69%, 11/25/23 (a)	69
92,408	GNR 2002-48 FT, (1 mo. LIBOR US + 0.200%)
	1.44%, 12/16/26 (a)	93
968,793	Gosforth Funding 2016-1 PLC 144A, (3 mo.
	LIBOR GBP + 0.600%) 0.88%, 2/15/58
	GBP (a)(b)(f)	1,291
2,810,000	Gosforth Funding 2017-1 PLC 144A, (3 mo.
	LIBOR US + 0.470%) 1.79%, 12/19/59 (a)(b)	2,810
388,958	Harborview Mortgage Loan Trust,
	3.70%, 1/19/35 (g)	381
2,610,000	Holmes Master Issuer PLC 144A, (3 mo. LIBOR US + 1.750%) 3.11%, 10/15/54 (a)(b)	2,643
883,152	JP Morgan Seasoned Mortgage Trust 2014-1
	144A, (1 mo. LIBOR US + 0.500%)
	1.74%, 5/25/33 (a)(b)	879
21,796	MASTR Asset Securitization Trust,
	5.00%, 7/25/19	22

Annual Report   15

Principal or Shares	Security Description	Value (000)

5,479,207	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR US + 1.500%)
	2.74%, 6/25/57 (a)(b)	$5,620
2,275,174	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.08%, 8/20/56 GBP (a)(b)(f)	3,037
378,749	Sequoia Mortgage Trust, 1.45%, 2/25/43 (g)	371
546,222	Sequoia Mortgage Trust, 1.55%, 4/25/43 (g)	536
93,658	Sequoia Mortgage Trust, (1 mo. LIBOR US
	+ 0.800%) 2.04%, 10/20/27 (a)	92
77,202	Sequoia Mortgage Trust, 2.87%, 1/25/42 (g)	78
164,948	Structured Adjustable Rate Mortgage Loan Trust, 3.33%, 9/25/34 (g)	165
11,324	Structured Asset Mortgage Investments Inc.,
	4.09%, 7/25/32 (g)	12
752,059	Towd Point Mortgage Funding 2016-Granite1
	PLC 144A, (3 mo. LIBOR GBP + 1.180%)
	1.57%, 7/20/46 GBP (a)(b)(f)	1,006
Total Mortgage Backed (Cost - $53,483)		53,754
Municipal (1%)
1,210,000	New York State Housing Finance Agency,
	1.40%, 5/01/50 (g)	1,210
1,780,000	New York State Housing Finance Agency,
	1.41%, 11/01/49 (g)	1,780
Total Municipal (Cost - $2,990)		2,990
NCUA Guaranteed (0%)
373,976	NCUA Guaranteed Notes Trust 2010-R1, (1 mo. LIBOR US + 0.450%) 1.61%, 10/07/20 (a)	375
171,837	NCUA Guaranteed Notes Trust 2010-R2, (1 mo. LIBOR US + 0.370%) 1.61%, 11/06/17 (a)	172
1,318,252	NCUA Guaranteed Notes Trust 2010-R3, (1 mo. LIBOR US + 0.560%) 1.80%, 12/08/20 (a)	1,324
375,356	NCUA Guaranteed Notes Trust 2011-R1, (1 mo. LIBOR US + 0.450%) 1.69%, 1/08/20 (a)	376
27,340	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR US + 0.400%) 1.64%, 2/06/20 (a)	27
Total NCUA Guaranteed (Cost - $2,270)		2,274
U.S. Treasury (13%)
2,020,000	U.S. Treasury Bill, 1.13%, 2/01/18 (d)	2,014
12,000,000	U.S. Treasury Note, 0.75%, 1/31/18	11,987
6,015,000	U.S. Treasury Note, 1.00%, 11/30/18	5,983
6,880,000	U.S. Treasury Note, 1.13%, 1/31/19	6,848
19,075,000	U.S. Treasury Note, 1.25%, 12/31/18 (h)	19,019
28,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.060%) 1.25%, 7/31/19 (a)	28,015
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.174%) 1.28%, 7/31/18 (a)	10,015
10,000,000	U.S. Treasury Note, (3 mo. US Treasury Bill
	Yield + 0.170%) 1.36%, 10/31/18 (a)	10,021
Total U.S. Treasury (Cost - $93,973)		93,902
Investment Company (1%)
9,022,262	Payden Cash Reserves Money Market Fund *
	(Cost - $9,022)	9,022
Total Investments (Cost - $715,128) (101%)		717,008
Liabilities in excess of Other Assets (-1%)		(9,078)
Net Assets (100%)		$707,930

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.
(e)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $1,456 and the total market value of the collateral held by the Fund is $1,510. Amounts in 000s.
(f)	Principal in foreign currency.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

16   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 2,179	EUR 1,858	Citibank, N.A.	11/08/2017	$14
USD 1,283	CAD 1,610	Royal Bank of Canada	11/08/2017	35

				49

Liabilities:
USD 7,138	GBP 5,434	HSBC Bank USA, N.A.	11/08/2017	(81)

				(81)

Net Unrealized Appreciation (Depreciation)				$(32)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America Investment Grade Series 28 Index), Pay 1% Quarterly, Receive upon credit default	06/20/2022	$20,844	$(451)	$(413)	$(38)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,456
Non-cash Collateral[2]	(1,456)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   17

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	51%
U.S. Treasury	25%
Asset Backed	11%
Mortgage Backed	8%
Foreign Government	3%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)
Asset Backed (11%)
9,500,000	Ally Auto Receivables Trust 2017-4,
	1.75%, 12/15/21	$9,473
2,390,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.21%, 5/10/21	2,398
650,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	657
2,480,000	AmeriCredit Automobile Receivables Trust
	2017-2, 1.98%, 12/20/21	2,482
1,760,160	Babson CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.100%) 2.46%, 4/20/25 (a)(b)	1,769
1,900,000	Babson CLO Ltd. 144A, (3 mo. LIBOR US
	+ 2.850%) 4.21%, 4/20/27 (a)(b)	1,903
3,120,000	BlueMountain CLO 2013-4 Ltd. 144A, (3 mo.
	LIBOR US + 1.010%) 2.37%, 4/15/25 (a)(b)	3,137
7,140,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo.
	LIBOR US + 1.350%) 2.67%, 11/30/26 (a)(b)	7,204
450,000	Capital Auto Receivables Asset Trust 2016-2,
	2.11%, 3/22/21	449
1,870,000	Capital Auto Receivables Asset Trust 2017-1
	144A, 2.02%, 8/20/21 (b)	1,869
4,408,442	Cent CLO LP 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/23/25 (a)(b)	4,422
6,550,000	Chesapeake Funding II LLC 144A,
	1.91%, 8/15/29 (b)	6,536
4,890,000	Chesapeake Funding II LLC 144A,
	2.12%, 11/15/29 (b)	4,887
2,200,000	CIFC Funding 2015-II Ltd. 144A, (3 mo. LIBOR
	US + 3.000%) 4.36%, 4/15/27 (a)(b)	2,216
2,040,795	Colony American Homes 2014-1 144A, (1 mo.
	LIBOR US + 1.150%) 2.39%, 5/17/31 (a)(b)	2,049
1,732,068	Colony American Homes 2014-2 144A, (1 mo.
	LIBOR US + 0.950%) 2.19%, 7/17/31 (a)(b)	1,740
7,454,026	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR US + 1.250%) 2.49%, 12/17/33 (a)(b)	7,524

Principal or Shares	Security Description	Value (000)

1,630,000	Drive Auto Receivables Trust 2016-B 144A,
	3.19%, 7/15/22 (b)	$1,647
600,000	Dryden 31 Senior Loan Fund 144A, (3 mo.
	LIBOR US + 1.080%) 2.43%, 4/18/26 (a)(b)	602
1,300,000	Dryden XXXI Senior Loan Fund 144A, (3 mo.
	LIBOR US + 1.500%) 2.85%, 4/18/26 (a)(b)	1,297
2,370,000	Enterprise Fleet Financing LLC 144A,
	1.97%, 1/20/23 (b)	2,371
2,990,000	Enterprise Fleet Financing LLC 144A,
	2.13%, 5/22/23 (b)	2,990
4,300,000	Flatiron CLO 2014-1 Ltd. 144A, (3 mo. LIBOR
	US + 1.600%) 2.95%, 7/17/26 (a)(b)	4,317
2,130,000	GM Financial Automobile Leasing Trust 2016-1,
	3.24%, 3/20/20	2,148
352,653	GSAMP Trust 2004-SEA2, (1 mo. LIBOR US
	+ 0.650%) 1.89%, 3/25/34 (a)	354
1,810,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,793
3,808,818	Invitation Homes 2014-SFR2 Trust 144A, (1
	mo. LIBOR US + 1.100%) 2.34%, 9/17/31 (a)(b)	3,826
429,829	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	461
4,280,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR US + 1.550%) 2.91%, 7/20/26 (a)(b)	4,280
2,818,987	MVW Owner Trust 2017-1 144A,
	2.42%, 12/20/34 (b)	2,809
2,500,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR US + 2.000%) 3.36%, 7/15/27 (a)(b)	2,502
585,000	Santander Drive Auto Receivables Trust 2014-3,
	2.65%, 8/17/20	589
970,000	Santander Drive Auto Receivables Trust 2015-1,
	3.24%, 4/15/21	984

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,070,000	Santander Drive Auto Receivables Trust 2015-2,
	3.02%, 4/15/21	$1,085
1,750,000	Santander Drive Auto Receivables Trust 2016-2,
	2.66%, 11/15/21	1,765
1,775,586	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/15/25 (a)(b)	1,781
4,215,000	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.550%) 2.91%, 7/15/25 (a)(b)	4,225
1,160,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR
	US + 2.200%) 3.56%, 7/15/26 (a)(b)	1,165
900,000	Verizon Owner Trust 2016-1 144A,
	1.42%, 1/20/21 (b)	897
8,600,000	Verizon Owner Trust 2017-3 144A,
	2.06%, 4/20/22 (b)	8,612
589,616	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	593
634,085	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	636
1,970,000	Westlake Automobile Receivables Trust 2016-2
	144A, 2.30%, 11/15/19 (b)	1,973
980,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	995
2,340,000	Westlake Automobile Receivables Trust 2017-1
	144A, 2.70%, 10/17/22 (b)	2,348
Total Asset Backed (Cost - $119,383)		119,760
Bank Loans(c) (0%)
1,281,938	Dole Food Co. Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%) 4.25%, 4/06/24	1,290
677,391	VFH Parent LLC Term Loan B 1L, (LIBOR USD
	1-Month + 3.750%) 4.75%, 12/30/21	685
Total Bank Loans (Cost - $1,952)		1,975
Corporate Bond (52%)
Financial (26%)
7,370,000	ABN AMRO Bank NV 144A,
	2.10%, 1/18/19 (b)	7,398
1,955,000	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust, 3.50%, 5/26/22	2,011
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	1,199
3,100,000	American Express Co., (3 mo. LIBOR US
	+ 0.590%) 1.90%, 5/22/18 (a)	3,109
4,208,000	American Express Co., 2.20%, 10/30/20	4,199
1,065,000	American Express Credit Corp., 1.88%, 5/03/19	1,064
3,920,000	American Express Credit Corp., 2.20%, 3/03/20	3,933
2,400,000	ANZ New Zealand International Ltd./London
	144A, 1.75%, 3/29/18 (b)	2,402
1,020,000	ANZ New Zealand International Ltd./London
	144A, 2.20%, 7/17/20 (b)	1,020
1,455,000	Astoria Financial Corp., 3.50%, 6/08/20	1,469
2,265,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	2,281
3,420,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 1.60%, 7/15/19	3,402
3,910,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 2.00%, 11/16/18	3,920
830,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)(d)	832
3,600,000	Banco Santander SA, 3.13%, 2/23/23	3,617

Principal or Shares	Security Description	Value (000)

795,000	Bank of America Corp., 2.15%, 11/09/20	$792
3,815,000	Bank of America Corp., (3 mo. LIBOR US
	+ 0.870%) 2.21%, 4/01/19 (a)	3,849
2,760,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%) 2.33%, 10/01/21 (a)	2,752
3,800,000	Bank of America Corp., (3 mo. LIBOR US
	+ 1.000%) 2.36%, 4/24/23 (a)	3,855
3,599,000	Bank of America Corp., 2.65%, 4/01/19	3,630
1,390,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	1,391
1,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (b)	998
2,000,000	Banque Federative du Credit Mutuel SA 144A,
	2.70%, 7/20/22 (b)	2,004
2,500,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	2,503
2,185,000	BNZ International Funding Ltd./London 144A,
	2.40%, 2/21/20 (b)	2,193
5,360,000	BPCE SA, (3 mo. LIBOR US + 0.880%)
	2.20%, 5/31/22 (a)	5,420
1,660,000	BPCE SA 144A, (3 mo. LIBOR US + 1.220%)
	2.53%, 5/22/22 (a)(b)	1,684
3,270,000	Branch Banking & Trust Co., 1.45%, 5/10/19	3,251
5,300,000	Capital One Financial Corp., (3 mo. LIBOR US
	+ 0.950%) 2.27%, 3/09/22 (a)	5,333
2,140,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	2,139
4,455,000	Capital One NA/Mclean VA, 2.35%, 1/31/20	4,462
970,000	CBOE Global Markets Inc., 1.95%, 6/28/19	968
3,115,000	Citibank NA, 1.85%, 9/18/19	3,110
4,600,000	Citibank NA, 2.00%, 3/20/19	4,608
1,650,000	Citigroup Inc., 2.05%, 6/07/19	1,650
4,235,000	Citigroup Inc., 2.45%, 1/10/20	4,261
1,020,000	Citizens Bank NA/Providence RI,
	2.20%, 5/26/20	1,018
1,510,000	Citizens Bank NA/Providence RI,
	2.25%, 3/02/20	1,513
730,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	733
1,890,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	1,889
1,900,000	Commonwealth Bank of Australia/New York NY, 2.05%, 3/15/19	1,904
1,420,000	Credit Agricole SA/London 144A, (3 mo. LIBOR US + 0.800%) 2.16%, 4/15/19 (a)(b)	1,433
2,960,000	Credit Agricole SA/London 144A,
	3.38%, 1/10/22 (b)	3,028
1,715,000	Daiwa Securities Group Inc. 144A,
	3.13%, 4/19/22 (b)	1,734
2,280,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	2,263
2,600,000	Discover Bank, 2.60%, 11/13/18	2,618
4,660,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	4,657
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,514
4,505,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (b)	4,512

Annual Report   19

Principal or Shares	Security Description	Value (000)

870,000	Fifth Third Bank/Cincinnati OH,
	2.20%, 10/30/20	$871
1,200,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	1,206
3,210,000	FMS Wertmanagement AoeR, 1.00%, 8/16/19	3,168
2,790,000	FS Investment Corp., 4.25%, 1/15/20	2,854
3,820,000	Goldman Sachs Group Inc., (3 mo. LIBOR US
	+ 1.050%) 2.37%, 6/05/23 (a)	3,856
3,980,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	4,004
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,475
1,835,000	Huntington National Bank, 2.38%, 3/10/20	1,846
1,320,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	1,383
2,710,000	ICICI Bank Ltd./Hong Kong 144A,
	5.75%, 11/16/20 (b)	2,948
1,210,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	1,210
3,110,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	3,114
1,320,000	ING Bank NV 144A, 2.30%, 3/22/19 (b)	1,325
1,945,000	ING Groep NV, (3 mo. LIBOR US + 1.150%)
	2.48%, 3/29/22 (a)	1,987
3,580,000	Inter-American Development Bank,
	1.00%, 5/13/19	3,544
3,200,000	International Lease Finance Corp.,
	3.88%, 4/15/18	3,230
1,000,000	International Lease Finance Corp.,
	6.25%, 5/15/19	1,061
3,260,000	Intesa Sanpaolo SPA 144A, 3.13%, 7/14/22 (b)	3,272
745,000	iStar Inc., 4.63%, 9/15/20	763
3,825,000	JPMorgan Chase & Co., (3 mo. LIBOR US
	+ 0.680%) 2.00%, 6/01/21 (a)	3,849
880,000	JPMorgan Chase & Co., 6.30%, 4/23/19	935
1,410,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	1,419
1,495,000	Manufacturers & Traders Trust Co.,
	2.05%, 8/17/20	1,492
2,060,000	Metropolitan Life Global Funding I 144A,
	1.95%, 12/03/18 (b)	2,064
1,320,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR US + 0.920%) 2.23%, 2/22/22 (a)	1,335
1,530,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	1,535
4,350,000	Mizuho Financial Group Inc., (3 mo. LIBOR US
	+ 0.940%) 2.26%, 2/28/22 (a)	4,391
4,000,000	Morgan Stanley, (3 mo. LIBOR US + 1.140%)
	2.51%, 1/27/20 (a)	4,064
4,661,000	Morgan Stanley, (3 mo. LIBOR US + 1.180%)
	2.54%, 1/20/22 (a)	4,735
4,890,000	National Australia Bank Ltd./New York,
	1.38%, 7/12/19	4,848
2,200,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	2,199
1,130,000	Nordea Bank AB 144A, 1.88%, 9/17/18 (b)	1,132
1,670,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	1,695
1,700,000	PNC Bank NA, 2.45%, 11/05/20	1,714
1,500,000	Prudential Financial Inc., (3 mo. LIBOR US
	+ 0.780%) 2.10%, 8/15/18 (a)	1,509
1,470,000	Reliance Standard Life Global Funding II 144A,
	2.15%, 10/15/18 (b)	1,475

Principal or Shares	Security Description	Value (000)

2,806,000	Royal Bank of Canada, 2.13%, 3/02/20	$2,813
5,420,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR US + 1.470%) 2.79%, 5/15/23 (a)	5,471
2,050,000	Santander Holdings USA Inc. 144A,
	3.70%, 3/28/22 (b)	2,100
260,000	Santander UK PLC, 2.50%, 3/14/19	262
1,630,000	SLM Corp., 5.13%, 4/05/22	1,693
1,550,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	1,546
1,530,000	Sumitomo Mitsui Banking Corp.,
	1.76%, 10/19/18	1,529
2,395,000	Sumitomo Mitsui Banking Corp.,
	2.09%, 10/18/19	2,395
1,405,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	1.95%, 9/19/19 (b)	1,399
3,255,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (b)	3,256
1,995,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	1,989
1,270,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	1,270
3,320,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	3,293
1,180,000	Synchrony Financial, 2.60%, 1/15/19	1,187
750,000	Synchrony Financial, (3 mo. LIBOR US
	+ 1.230%) 2.61%, 2/03/20 (a)	760
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,060
2,540,000	UBS AG/London 144A, 2.20%, 6/08/20 (b)	2,544
5,390,000	UBS Group Funding Switzerland AG 144A, (3
	mo. LIBOR US + 1.220%) 2.53%, 5/23/23 (a)(b)	5,483
700,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (b)	706
3,305,000	Wells Fargo & Co., (3 mo. LIBOR US + 0.930%)
	2.24%, 2/11/22 (a)	3,341
955,000	Wells Fargo Bank NA, 1.75%, 5/24/19	953
3,850,000	Westpac Banking Corp., 1.60%, 8/19/19	3,828
3,920,000	Westpac Banking Corp., 1.95%, 11/23/18	3,929
5,450,000	Westpac Banking Corp., 2.15%, 3/06/20	5,464
		277,304
Industrial (21%)
810,000	Aetna Inc., 1.70%, 6/07/18	810
1,040,000	Air Canada 2013-1 Class C Pass Through Trust
	144A, 6.63%, 5/15/18 (b)	1,065
780,000	Alibaba Group Holding Ltd., 1.63%, 11/28/17	780
400,000	Alibaba Group Holding Ltd., 2.50%, 11/28/19	403
3,242,000	Allergan Funding SCS, 2.35%, 3/12/18	3,250
1,640,000	Allergan Funding SCS, (3 mo. LIBOR US
	+ 1.255%) 2.57%, 3/12/20 (a)	1,671
1,720,000	American Honda Finance Corp., 1.20%, 7/12/19	1,702
2,640,000	Anheuser-Busch InBev Finance Inc.,
	1.90%, 2/01/19	2,643
2,900,000	AT&T Inc., 2.30%, 3/11/19	2,913
790,000	AutoZone Inc., 1.63%, 4/21/19	786
930,000	Baidu Inc., 2.25%, 11/28/17	930
4,555,000	BAT Capital Corp. 144A, 2.30%, 8/14/20 (b)	4,560
1,680,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (b)	1,680

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,000,000	Becton Dickinson and Co., 2.13%, 6/06/19	$4,003
1,300,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	1,295
4,510,000	Broadcom Corp. / Broadcom Cayman Finance
	Ltd. 144A, 2.20%, 1/15/21 (b)	4,486
3,690,000	Broadcom Corp. / Broadcom Cayman Finance
	Ltd. 144A, 2.38%, 1/15/20 (b)	3,713
1,744,000	Cardinal Health Inc., 1.95%, 6/14/19	1,741
520,000	Carnival Corp., 1.88%, 12/15/17	520
3,395,000	Caterpillar Financial Services Corp.,
	1.90%, 3/22/19	3,401
1,410,000	Caterpillar Financial Services Corp.,
	2.10%, 1/10/20	1,416
4,536,000	Celgene Corp., 2.25%, 8/15/21	4,494
2,830,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (b)	2,822
1,730,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	1,758
1,996,000	Constellation Brands Inc., 2.00%, 11/07/19	1,993
3,070,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	3,047
2,200,000	Daimler Finance North America LLC 144A,
	1.65%, 3/02/18 (b)	2,201
635,000	Daimler Finance North America LLC 144A,
	2.20%, 5/05/20 (b)	635
1,255,000	Danone SA 144A, 1.69%, 10/30/19 (b)	1,246
4,050,000	Dell International LLC / EMC Corp. 144A,
	3.48%, 6/01/19 (b)	4,124
3,450,000	Dell International LLC / EMC Corp. 144A,
	4.42%, 6/15/21 (b)	3,631
400,000	Dell International LLC / EMC Corp. 144A,
	5.88%, 6/15/21 (b)	420
1,755,000	Delta Air Lines Inc., 2.88%, 3/13/20	1,773
2,690,000	Deutsche Telekom International Finance BV
	144A, 2.23%, 1/17/20 (b)	2,692
740,000	DXC Technology Co., 2.88%, 3/27/20	750
1,760,000	eBay Inc., 2.15%, 6/05/20	1,762
1,161,000	EI du Pont de Nemours & Co., 2.20%, 5/01/20	1,166
830,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	831
3,060,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	3,059
2,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	2,002
1,385,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	1,389
2,300,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US
	+ 1.270%) 2.60%, 3/28/22 (a)	2,334
2,635,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	2,659
560,000	Fortive Corp., 1.80%, 6/15/19	558
1,700,000	GATX Corp., 2.50%, 7/30/19	1,708
4,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 0.930%) 2.29%, 4/13/20 (a)	4,032
4,250,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.310%) 2.64%, 6/30/22 (a)	4,317
1,815,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	1,832
3,800,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.550%) 2.91%, 1/14/22 (a)	3,887

Principal or Shares	Security Description	Value (000)

1,376,000	Gilead Sciences Inc., 1.85%, 9/20/19	$1,375
1,860,000	Glencore Funding LLC 144A, (3 mo. LIBOR US
	+ 1.360%) 2.72%, 1/15/19 (a)(b)	1,880
1,085,000	Glencore Funding LLC 144A,
	3.00%, 10/27/22 (b)	1,087
2,390,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (b)	2,378
2,405,000	Hewlett Packard Enterprise Co. 144A,
	2.10%, 10/04/19 (b)	2,403
2,950,000	Hewlett Packard Enterprise Co.,
	2.85%, 10/05/18	2,976
1,025,000	Honeywell International Inc., 1.80%, 10/30/19	1,024
1,400,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	1,374
612,000	IAC/InterActiveCorp, 4.88%, 11/30/18	614
2,475,000	IBM Credit LLC, 1.63%, 9/06/19	2,467
1,670,000	Imperial Brands Finance PLC 144A,
	2.05%, 7/20/18 (b)	1,671
1,750,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	1,759
2,380,000	Kraft Heinz Foods Co., 2.00%, 7/02/18	2,383
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,410
2,060,000	Liquid Telecommunications Financing PLC
	144A, 8.50%, 7/13/22 (b)	2,199
200,000	Mclaren Finance PLC 144A, 5.75%, 8/01/22 (b)	206
2,620,000	Molson Coors Brewing Co. 144A,
	1.90%, 3/15/19 (b)	2,615
2,165,000	Mondelez International Holdings Netherlands
	BV 144A, 1.63%, 10/28/19 (b)	2,145
1,370,000	Moody’s Corp., 2.75%, 12/15/21	1,381
1,630,000	Mylan NV, 2.50%, 6/07/19	1,636
750,000	Newell Brands Inc., 2.15%, 10/15/18	752
385,000	Newell Brands Inc., 2.60%, 3/29/19	388
1,480,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 9/28/20 (b)	1,476
1,910,000	Nokia OYJ, 3.38%, 6/12/22	1,908
540,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (b)	543
2,900,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (b)	2,969
5,250,000	Philip Morris International Inc., 1.63%, 2/21/19	5,240
2,765,000	Philip Morris International Inc., 2.00%, 2/21/20	2,766
1,110,000	Pitney Bowes Inc., 3.63%, 9/15/20	1,112
720,000	Pitney Bowes Inc., 4.70%, 4/01/23	704
1,860,000	Reynolds American Inc., 2.30%, 6/12/18	1,866
1,885,000	Seagate HDD Cayman, 3.75%, 11/15/18	1,920
1,590,000	Seagate HDD Cayman 144A, 4.25%, 3/01/22 (b)	1,618
1,840,000	Sherwin-Williams Co., 2.25%, 5/15/20	1,845
8,487,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	8,457
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,587
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,037
1,595,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	1,593
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,404
1,085,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	1,089

Annual Report   21

Principal or Shares	Security Description	Value (000)

4,660,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co.
	II LLC / Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	$4,739
1,620,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	1,632
970,000	Stryker Corp., 2.00%, 3/08/19	972
1,825,000	Takeda Pharmaceutical Co. Ltd. 144A,
	2.45%, 1/18/22 (b)	1,823
1,200,000	Tech Data Corp., 3.70%, 2/15/22	1,209
2,190,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	2,179
1,940,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	1,899
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	876
610,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	612
910,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	909
690,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	707
4,470,000	UnitedHealth Group Inc., 1.95%, 10/15/20	4,462
5,166,000	Verizon Communications Inc., (3 mo. LIBOR US + 0.550%) 1.86%, 5/22/20 (a)	5,201
4,735,000	Verizon Communications Inc., (3 mo. LIBOR US + 1.000%) 2.32%, 3/16/22 (a)	4,837
2,255,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	2,292
1,500,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	1,497
560,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	565
		219,558
Utility (5%)
1,000,000	BP Capital Markets PLC, 1.68%, 5/03/19	998
1,341,000	BP Capital Markets PLC, 1.77%, 9/19/19	1,340
1,440,000	Canadian Natural Resources Ltd.,
	1.75%, 1/15/18	1,440
3,430,000	Cenovus Energy Inc., 5.70%, 10/15/19	3,630
1,425,000	Cheniere Energy Partners LP 144A,
	5.25%, 10/01/25 (b)	1,471
3,785,000	Dominion Energy Inc. 144A, 1.50%, 9/30/18 (b)	3,781
911,000	Dominion Energy Inc., 2.58%, 7/01/20	917
1,185,000	Dominion Energy Inc., 2.96%, 7/01/19	1,201
1,530,000	DTE Energy Co., 1.50%, 10/01/19	1,512
2,073,000	Energy Transfer Equity LP, 4.25%, 3/15/23	2,115
1,180,000	EQT Corp., 2.50%, 10/01/20	1,180
620,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	620
2,370,000	Kinder Morgan Inc./DE, (3 mo. LIBOR US
	+ 1.280%) 2.64%, 1/15/23 (a)	2,406
640,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	652
2,450,000	Majapahit Holding BV 144A,
	7.75%, 1/20/20 (b)	2,711
1,520,000	National Oilwell Varco Inc., 1.35%, 12/01/17	1,520
600,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	599
1,500,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (d)	1,350
1,545,000	ONEOK Inc., 4.25%, 2/01/22	1,611
2,035,000	Phillips 66 144A, (3 mo. LIBOR US + 0.750%)
	2.11%, 4/15/20 (a)(b)	2,039
4,360,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	4,733

Principal or Shares	Security Description	Value (000)

450,000	Shell International Finance BV, 1.38%, 5/10/19	$448
1,650,000	Shell International Finance BV, 1.63%, 11/10/18	1,649
4,940,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.38%, 4/12/20 (b)	4,939
2,764,286	Southern California Edison Co., 1.85%, 2/01/22	2,756
570,000	Southern Power Co., 1.85%, 12/01/17	570
		48,188
Total Corporate Bond (Cost - $542,460)		545,050
FDIC Guaranteed (1%)
3,629,995	FDIC Structured Sale Guaranteed Notes 144A, (1 mo. LIBOR US + 0.720%) 1.95%, 12/04/20 (a)(b)	3,648
537,712	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (b)	541
607,145	FDIC Trust 144A, 2.18%, 5/25/50 (b)	609
Total FDIC Guaranteed (Cost - $4,773)		4,798
Foreign Government (3%)
1,960,000	Abu Dhabi Government International Bond
	144A, 2.50%, 10/11/22 (b)	1,949
2,100,000	Caisse d’Amortissement de la Dette Sociale
	144A, 1.75%, 9/24/19 (b)	2,096
2,120,000	EL Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)(d)	2,166
3,130,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	3,508
6,780,000	Kommuninvest I Sverige AB 144A,
	1.50%, 4/23/19 (b)	6,760
1,730,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	1,766
4,825,000	Provincia de Buenos Aires/Argentina 144A,
	6.50%, 2/15/23 (b)	5,125
1,760,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	2,043
2,310,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	2,520
Total Foreign Government (Cost - $27,447)		27,933
Mortgage Backed (7%)
1,816,694	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (b)(e)	1,780
1,882,773	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.850%) 2.09%, 11/25/29 (a)	1,890
772,031	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 5/25/24 (a)	775
43,328	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 5/25/24 (a)	43
5,738,734	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 10/25/29 (a)	5,777
6,141,648	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.150%) 2.39%, 9/25/29 (a)	6,195
80,329	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.200%) 2.44%, 7/25/24 (a)	80
933,292	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.600%) 2.84%, 1/25/24 (a)	942
3,218,051	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.950%) 3.19%, 8/25/28 (a)	3,246

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

374,067	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 2.000%) 3.24%, 10/25/23 (a)	$377
1,200,961	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 2.150%) 3.39%, 9/25/28 (a)	1,214
983,587	FN 708229 ARM, (6 mo. LIBOR US + 1.875%)
	2.66%, 4/01/33 (a)	1,031
277,553	FN 743821 ARM, (12 mo. LIBOR US
	+ 1.433%) 2.95%, 11/01/33 (a)	291
222,001	FN 790762 ARM, (12 mo. LIBOR US
	+ 1.415%) 3.17%, 9/01/34 (a)	231
294,982	FN 790764 ARM, (12 mo. LIBOR US
	+ 1.415%) 3.17%, 9/01/34 (a)	307
311,794	FN 794792 ARM, (12 mo. LIBOR US
	+ 1.478%) 3.21%, 10/01/34 (a)	326
453,521	FN 794797 ARM, (12 mo. LIBOR US
	+ 1.325%) 3.03%, 10/01/34 (a)	471
48,400	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.100%) 2.34%, 5/25/25 (a)	48
5,752,530	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 10/25/29 (a)	5,830
203,532	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.250%) 2.49%, 10/25/28 (a)	204
229,634	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.450%) 2.69%, 11/25/23 (a)	230
4,650,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 2.900%) 4.14%, 7/25/28 (a)	4,797
1,302,297	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 7.950%) 9.19%, 5/25/25 (a)	1,561
1,028,949	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 10.750%) 11.99%, 3/25/25 (a)	1,401
1,125,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 11.250%) 12.49%, 10/25/29 (a)	1,095
2,601,291	Gosforth Funding 2016-1 PLC 144A, (3 mo.
	LIBOR GBP + 0.600%) 0.88%, 2/15/58 (a)(b)(f)	3,467
359,231	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR US + 0.860%) 2.10%, 8/25/29 (a)	346
631,790	JP Morgan Mortgage Trust 144A,
	2.50%, 3/25/43 (b)(e)	632
3,330,374	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (b)(e)	3,412
693,607	MLCC Mortgage Investors Inc.,
	3.09%, 2/25/36 (e)	692
402,136	MLCC Mortgage Investors Inc.,
	3.16%, 12/25/34 (e)	406
107,450	Morgan Stanley Mortgage Loan Trust 2004-5AR, 3.12%, 7/25/34 (e)	108
3,216,214	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (b)(e)	3,350

Principal or Shares	Security Description	Value (000)

7,188,383	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(e)	$7,477
7,645,400	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(e)	7,969
2,043,124	Residential Asset Securitization Trust,
	6.00%, 8/25/36	1,827
858,499	Sequoia Mortgage Trust, 1.45%, 2/25/43 (e)	841
1,102,286	Sequoia Mortgage Trust, 1.55%, 4/25/43 (e)	1,081
252,609	Sequoia Mortgage Trust, (1 mo. LIBOR US
	+ 0.800%) 2.04%, 10/20/27 (a)	247
202,655	Sequoia Mortgage Trust, 2.87%, 1/25/42 (e)	204
4,582,342	Sequoia Mortgage Trust 2017-CH1 144A,
	3.50%, 10/25/47 (b)(e)	4,661
880,722	Structured Adjustable Rate Mortgage Loan Trust,
	3.48%, 8/25/34 (e)	870
Total Mortgage Backed (Cost - $77,097)		77,732
U.S. Government Agency (1%)
8,560,000	FNMA, 1.00%, 2/26/19	8,500
5,400,000	FNMA, 1.50%, 2/28/20	5,376
Total U.S. Government Agency (Cost - $13,936)		13,876
U.S. Treasury (25%)
500,000	U.S. Treasury Note, 1.13%, 1/31/19	498
25,714,000	U.S. Treasury Note, 1.25%, 8/31/19 (g)(h)	25,563
31,811,000	U.S. Treasury Note, 1.38%, 7/31/19	31,702
104,600,000	US. Treasury Note, 1.38%, 9/30/19	104,189
19,965,000	US. Treasury Note, 1.38%, 9/15/20	19,781
80,000,000	US. Treasury Note, 1.50%, 10/31/19	79,853
4,991,000	US. Treasury Note, 1.50%, 8/15/20	4,964
Total U.S. Treasury (Cost - $267,167)		266,550
Purchased Put Options (0%)
Total Purchased Put Options (Cost - $242)		184
Purchased Put Swaptions (0%)
Total Purchased Put Swaptions (Cost - $198)		240
Investment Company (0%)
2,020,100	Payden Cash Reserves Money Market Fund *
	(Cost - $2,020)	2,020
Total Investments, Before Options Written
(Cost - $1,056,675) (100%)		1,060,118
Written Options (0%)
Total Written Put Options (Cost - $(20))		(29)
Total Investments (Cost - $1,056,655) (100%)		1,060,089
Other Assets, net of Liabilities (0%)		1,347
Net Assets (100%)		$1,061,436

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $1,944 and the total market value of the collateral held by the Fund is $2,020. Amounts in 000s.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference

Annual Report   23

rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

(f)	Principal in foreign currency.
(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
Eurodollar 1-Year Mid-Curve Option	914	$223,976	97.88	02/16/2018	$126	Put
Eurodollar 1-Year Mid-Curve Option	251	61,589	98.00	09/17/2018	50	Put
Eurodollar 1-Year Mid-Curve Option	1,274	313,690	98.00	12/18/2017	8	Put

Total Purchase Options		$599,255			$184

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Put Swaptions 0.0%
10 Year Interest Rate Swap, 2/14/28, Pay Fixed 2.217% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$11,450	02/12/2018	$240	Put

Written Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchanged Traded Option Written — 0.0%
Eurodollar 1-Year Mid-Curve Option	914	$(223,976)	97.63	02/16/2018	$(29)	Put

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 5,307	JPY 590,800	State Street Bank & Trust Co.	01/18/2018	$89

				89

Liabilities:
USD 3,434	GBP 2,614	HSBC Bank USA, N.A.	11/08/2017	(39)

				(39)

Net Unrealized Appreciation (Depreciation)				$50

24   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	750	Jun-18	$184,191	$(64)	$(64)
U.S. Treasury 2 Year Note Future	238	Dec-17	51,256	(207)	(207)

					(271)

Short Contracts:
90-Day Eurodollar Future	750	Sep-18	(184,041)	11	11
Euro-Bobl Future	209	Dec-17	(32,082)	(47)	(47)
U.S. Treasury 5 Year Note Future	162	Dec-17	(18,984)	179	179

					143

Total Futures					$(128)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America Investment Grade Series 28 Index), Pay 1% Quarterly, Receive upon credit default	06/20/2022	$35,583	$(770)	$(702)	$(68)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,944
Non-cash Collateral[2]	(1,944)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   25

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	75%
U.S. Treasury	18%
U.S. Government Guaranteed	4%
Cash equivalent	2%
Asset Backed	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,532,950	United States Small Business Administration,
	2.88%, 9/10/21
	(Cost - $1,546)	$1,562
FDIC Guaranteed (3%)
270,506	FDIC Guaranteed Notes Trust 2010-S3 144A,
	2.74%, 12/03/20 (a)	270
199,867	FDIC Structured Sale Guaranteed Notes 144A, (1
	mo. LIBOR US + 0.700%)
	1.94%, 12/29/45 (a)(b)	200
1,774,664	FDIC Structured Sale Guaranteed Notes 144A, (1
	mo. LIBOR US + 0.720%)
	1.95%, 12/04/20 (a)(b)	1,784
761,758	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	766
644,102	FDIC Trust 144A, 2.18%, 5/25/50 (a)	646
Total FDIC Guaranteed (Cost - $3,658)		3,666
Mortgage Backed (82%)
513,722	FH 1Q1363 ARM, (12 mo. LIBOR US
	+ 1.785%) 3.52%, 2/01/36 (b)	542
2,560,911	FH 1Q1818 ARM, (12 mo. LIBOR US
	+ 1.721%) 3.46%, 5/01/37 (b)	2,695
363,311	FH 2B0709 ARM, (12 mo. LIBOR US
	+ 1.750%) 3.50%, 8/01/42 (b)	377
543,694	FH 2B0972 ARM, (12 mo. LIBOR US
	+ 1.770%) 2.98%, 11/01/42 (b)	566
1,931,240	FH 2B1143 ARM, (12 mo. LIBOR US
	+ 1.615%) 2.21%, 2/01/43 (b)	1,968
668,116	FH 2B1317 ARM, (12 mo. LIBOR US
	+ 1.640%) 2.05%, 4/01/43 (b)	689
1,164,400	FH 2B1333 ARM, (12 mo. LIBOR US
	+ 1.650%) 1.78%, 4/01/43 (b)	1,204
1,917,056	FH 2B4763 ARM, (12 mo. LIBOR US
	+ 1.620%) 2.50%, 10/01/45 (b)	1,950
2,700,396	FH 2B5985 ARM, (12 mo. LIBOR US
	+ 1.640%) 2.88%, 3/01/47 (b)	2,764

Principal or Shares	Security Description	Value (000)

239,513	FH 849012 ARM, (12 mo. LIBOR US
	+ 1.633%) 2.13%, 3/01/43 (b)	$248
434,571	FH 849486 ARM, (12 mo. LIBOR US
	+ 1.861%) 3.67%, 8/01/41 (b)	457
1,739,728	FH 849506 ARM, (12 mo. LIBOR US
	+ 1.612%) 2.92%, 11/01/44 (b)	1,782
1,141,202	FH 849707 ARM, (12 mo. LIBOR US
	+ 1.710%) 2.43%, 2/01/43 (b)	1,166
5,000,000	FN, 2.50%, 15YR TBA (c)	5,023
9,000,000	FN, 3.00%, 15YR TBA (c)	9,223
260,565	FN 555936 ARM, (6 mo. LIBOR US + 1.557%)
	2.99%, 9/01/33 (b)	274
366,872	FN 795816 ARM, (6 mo. LIBOR US + 1.600%)
	2.98%, 7/01/34 (b)	382
126,471	FN 849088 ARM, (12 mo. Federal Reserve
	Cumulative Average US + 1.949%)
	2.90%, 11/01/35 (b)	133
58,342	FN 866093 ARM, (12 mo. LIBOR US
	+ 1.755%) 3.48%, 3/01/36 (b)	61
712,308	FN 890434 15YR, 3.00%, 7/01/27	732
603,118	FN 995203 30YR, 5.00%, 7/01/35	662
3,805,603	FN AB9727 15YR, 2.50%, 6/01/28	3,848
251,603	FN AC0045 ARM, (12 mo. LIBOR US
	+ 1.295%) 2.98%, 10/01/38 (b)	260
931,028	FN AE0193 ARM, (12 mo. LIBOR US
	+ 1.716%) 3.39%, 7/01/40 (b)	975
471,638	FN AI4019 ARM, (12 mo. LIBOR US
	+ 1.750%) 3.38%, 7/01/41 (b)	493
1,376,957	FN AJ4092 15YR, 3.50%, 10/01/26	1,434
1,256,060	FN AL1869 15YR, 3.00%, 6/01/27	1,291
1,756,511	FN AL2095 15YR, 3.00%, 6/01/27	1,805
1,221,642	FN AL2221 15YR, 3.00%, 7/01/27	1,256

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,057,493	FN AL3234 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity
	+ 2.167%) 2.99%, 12/01/37 (b)	$2,166
738,243	FN AL5596 ARM, (12 mo. LIBOR US
	+ 1.552%) 2.49%, 2/01/44 (b)	760
956,466	FN AL5790 ARM, (12 mo. LIBOR US
	+ 1.564%) 2.49%, 10/01/44 (b)	979
1,048,793	FN AL5967 ARM, (12 mo. LIBOR US
	+ 1.575%) 2.51%, 11/01/44 (b)	1,074
1,455,736	FN AL7648 ARM, (12 mo. LIBOR US
	+ 1.586%) 2.60%, 10/01/45 (b)	1,479
1,223,058	FN AL7790 ARM, (12 mo. LIBOR US
	+ 1.818%) 3.56%, 9/01/40 (b)	1,286
2,880,850	FN AL8317 ARM, (12 mo. LIBOR US
	+ 1.636%) 2.43%, 3/01/45 (b)	2,911
2,340,287	FN AL8490 ARM, (12 mo. LIBOR US
	+ 1.583%) 2.59%, 5/01/46 (b)	2,374
1,367,485	FN AM2182, 2.16%, 1/01/23	1,362
872,619	FN AO7975 15YR, 3.00%, 6/01/27	897
351,396	FN AP4080 ARM, (12 mo. LIBOR US
	+ 1.685%) 3.44%, 9/01/42 (b)	365
990,122	FN AP4746 15YR, 3.00%, 8/01/27	1,018
2,439,235	FN AS1745 15YR, 3.00%, 2/01/29	2,510
2,358,336	FN AS4186 15YR, 2.50%, 1/01/30	2,378
2,562,958	FN AS6443 15YR, 3.00%, 12/01/30	2,630
2,997,685	FN AS6527 30YR, 4.00%, 1/01/46	3,148
2,174,468	FN AS6528 30YR, 4.00%, 1/01/46	2,284
1,665,479	FN AS7088 15YR, 2.50%, 5/01/31	1,675
1,332,715	FN AS8013 15YR, 2.50%, 9/01/31	1,341
443,063	FN AU6974 ARM, (12 mo. LIBOR US
	+ 1.580%) 2.72%, 11/01/43 (b)	453
1,022,902	FN AU8673 ARM, (12 mo. LIBOR US
	+ 1.530%) 2.68%, 2/01/44 (b)	1,052
851,105	FN AY4068 ARM, (12 mo. LIBOR US
	+ 1.530%) 2.18%, 4/01/44 (b)	866
1,961,201	FN AZ2886 ARM, (12 mo. LIBOR US
	+ 1.600%) 2.66%, 9/01/45 (b)	1,998
1,406,223	FN AZ4380 ARM, (12 mo. LIBOR US
	+ 1.590%) 2.51%, 8/01/45 (b)	1,434
1,815,577	FN BD2473 ARM, (12 mo. LIBOR US
	+ 1.620%) 2.54%, 1/01/47 (b)	1,837
3,255,481	FN BD5059 ARM, (12 mo. LIBOR US
	+ 1.620%) 2.81%, 2/01/47 (b)	3,322
2,888,315	FN BE3653 ARM, (12 mo. LIBOR US
	+ 1.620%) 3.08%, 5/01/47 (b)	2,963
3,480,098	FN BM1529 ARM, (12 mo. LIBOR US
	+ 1.598%) 2.89%, 7/01/47 (b)	3,553
253,584	FNR 2002-10-FA, (1 mo. LIBOR US + 0.750%)
	1.99%, 2/25/32 (b)	259
2,699,769	Freddie Mac Multifamily Structured Pass
	Through Certificates, (1 mo. LIBOR US
	+ 0.370%) 1.60%, 5/25/24 (b)	2,705
1,891,293	Freddie Mac Multifamily Structured Pass
	Through Certificates, (1 mo. LIBOR US
	+ 0.480%) 1.71%, 9/25/23 (b)	1,896
2,000,000	Freddie Mac Multifamily Structured Pass
	Through Certificates, 2.95%, 2/25/27	2,049

Principal or Shares	Security Description	Value (000)

327,287	G2 3515 30YR, 5.50%, 2/20/34	$365
1,923,831	G2 5301 15YR, 3.50%, 2/20/27	2,003
1,022,184	G2 778200 20YR, 4.00%, 2/20/32	1,084
598,144	G2 778203 20YR, 4.75%, 2/20/32	650
442,651	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%) 2.38%, 1/20/40 (b)	461
1,385,034	G2 AQ1884 30YR, 4.00%, 11/20/45	1,464
1,659,874	G2 MA3693 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity
	+ 1.500%) 3.50%, 5/20/46 (b)	1,714
1,130,843	GN 728153, 5.50%, 10/15/29	1,262
605,912	GN 737791 30YR, 4.50%, 12/15/40	657
11,139,310	GNR 2014-79 ST, 0.77%, 7/20/29 (d)	273
Total Mortgage Backed (Cost - $112,044)		111,217
NCUA Guaranteed (2%)
669,296	NCUA Guaranteed Notes Trust 2010-A1, (1 mo. LIBOR US + 0.350%) 1.59%, 12/07/20 (b)	670
538,043	NCUA Guaranteed Notes Trust 2010-R1, (1 mo. LIBOR US + 0.450%) 1.61%, 10/07/20 (b)	540
1,255,944	NCUA Guaranteed Notes Trust 2010-R3,
	2.40%, 12/08/20	1,258
775,772	NCUA Guaranteed Notes Trust 2011-R2, (1 mo. LIBOR US + 0.400%) 1.64%, 2/06/20 (b)	777
Total NCUA Guaranteed (Cost - $3,244)		3,245
U.S. Treasury (20%)
3,000,000	U.S. Treasury Note, 0.75%, 2/28/18	2,995
5,000,000	U.S. Treasury Note, 1.00%, 3/15/19	4,965
2,000,000	U.S. Treasury Note, 1.38%, 7/31/18	2,000
2,000,000	U.S. Treasury Note, 1.38%, 2/28/19	1,997
2,500,000	U.S. Treasury Note, 1.50%, 1/31/22	2,456
2,000,000	U.S. Treasury Note, 1.63%, 6/30/19	2,002
5,260,000	U.S. Treasury Note, 1.63%, 6/30/20	5,250
5,000,000	U.S. Treasury Note, 1.75%, 10/31/20	5,002
Total U.S. Treasury (Cost - $26,954)		26,667
Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $26)		19

Annual Report   27

Principal or Shares	Security Description	Value (000)

Investment Company (2%)
2,451,035	Payden Cash Reserves Money Market Fund *
	(Cost - $2,451)	$2,451
Total Investments (Cost - $149,923) (110%)		148,827
Liabilities in excess of Other Assets (-10%)		(13,373)
Net Assets (100%)		$135,454

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(c)	Security was purchased on a delayed delivery basis.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
5 Year Interest Rate Swap, 7/31/23, Pay Fixed 1.9825% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$2,800	07/27/2018	$19	Call

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	131	Jun-18	$32,172	$(2)	$(2)

					(2)

Short Contracts:
90-Day Eurodollar Future	131	Sep-18	(32,146)	(7)	(7)

					(7)

Total Futures					$(9)

See notes to financial statements.

28   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Mortgage Backed	96%
Investment Company	3%
U.S. Government Guaranteed	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (1%)
539,641	FDIC Structured Sale Guaranteed Notes 144A, (1 mo. LIBOR US + 0.700%)1.94%, 12/29/45 (a)(b)	$540
2,994,746	FDIC Structured Sale Guaranteed Notes 144A, (1 mo. LIBOR US + 0.720%)1.95%, 12/04/20 (a)(b)	3,010
Total FDIC Guaranteed (Cost - $3,537)		3,550
Mortgage Backed (145%)
895,506	FH 1J1279 ARM, (12 mo. LIBOR US
	+ 1.520%)3.21%, 4/01/36 (a)	935
1,031,193	FH 1Q0062 ARM, (6 mo. LIBOR US
	+ 1.566%)3.01%, 11/01/35 (a)	1,070
643,747	FH 2B1143 ARM, (12 mo. LIBOR US
	+ 1.615%)2.21%, 2/01/43 (a)	656
1,708,705	FH 2B5985 ARM, (12 mo. LIBOR US
	+ 1.640%)2.88%, 3/01/47 (a)	1,749
711,834	FH 847228 ARM, (12 mo. LIBOR US
	+ 2.000%)3.65%, 1/01/34 (a)	752
2,203,976	FHLMC Multifamily Structured Pass Through
	Certificates, (1 mo. LIBOR US
	+ 0.350%)1.58%, 8/25/25 (a)	2,207
2,260,763	FHLMC Multifamily Structured Pass Through
	Certificates, (1 mo. LIBOR US
	+ 0.380%)1.61%, 5/25/22 (a)	2,261
585,838	FHLMC Multifamily Structured Pass Through
	Certificates, (1 mo. LIBOR US
	+ 0.480%)1.71%, 9/25/23 (a)	587
1,345,893	FHR 3174 FA, (1 mo. LIBOR US
	+ 0.300%)1.54%, 4/15/36 (a)	1,346
666,009	FN 832100 ARM, (12 mo. LIBOR US
	+ 1.665%)3.42%, 7/01/35 (a)	700
931,549	FN AK0419 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity
	+ 2.268%)3.16%, 12/01/27 (a)	975

Principal or Shares	Security Description	Value (000)

1,988,886	FN AL0891 ARM, (12 mo. LIBOR US
	+ 1.809%)3.48%, 9/01/41 (a)	$2,082
2,019,478	FN AL2493 ARM, (12 mo. LIBOR US
	+ 1.686%)2.40%, 10/01/42 (a)	2,059
33	FNR 1998-12 A, 4.74%, 2/25/18 (c)	—
543,742	FNR 2007-110 FA, (1 mo. LIBOR US
	+ 0.620%)1.86%, 12/25/37 (a)	546
39,600,000	G2, 3.00%, 30YR TBA (d)	40,072
57,480,000	G2, 3.50%, 30YR TBA (d)	59,638
16,400,000	G2, 4.00%, 30YR TBA (d)	17,221
805,278	G2 3415 30YR, 5.50%, 7/20/33	898
540,521	G2 3515 30YR, 5.50%, 2/20/34	603
758,877	G2 3584 30YR, 6.00%, 7/20/34	874
578,426	G2 3711 30YR, 5.50%, 5/20/35	645
757,868	G2 3747 30YR, 5.00%, 8/20/35	830
467,152	G2 3772 30YR, 5.00%, 10/20/35	511
857,917	G2 3785 30YR, 5.00%, 11/20/35	939
1,401,182	G2 3819 30YR, 5.50%, 2/20/36	1,554
1,043,553	G2 4802 30YR, 5.00%, 9/20/40	1,152
1,650,450	G2 4853 30YR, 4.00%, 11/20/40	1,742
605,004	G2 4978 30YR, 4.50%, 3/20/41	651
794,511	G2 5055 30YR, 4.50%, 5/20/41	855
1,682,647	G2 5083 30YR, 5.00%, 6/20/41	1,842
2,012,438	G2 5115 30YR, 4.50%, 7/20/41	2,164
657,672	G2 5140 30YR, 4.50%, 8/20/41	707
4,413,577	G2 5175 30YR, 4.50%, 9/20/41	4,747
6,511,112	G2 5258 30YR, 3.50%, 12/20/41	6,785
118,383	G2 728869 30YR, 4.13%, 4/20/40	125
415,511	G2 728870 30YR, 4.63%, 4/20/40	442
181,021	G2 742041 30YR, 4.63%, 6/20/40	193
2,603,069	G2 757211 30YR, 4.50%, 12/20/40	2,798
802,943	G2 770239 30YR, 4.00%, 2/20/42	847
299,533	G2 80013 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%)2.25%, 11/20/26 (a)	310

Annual Report   29

Principal or Shares	Security Description	Value (000)

664,657	G2 80029 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/27 (a)	$687
693,483	G2 80044 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 2/20/27 (a)	717
900,349	G2 80052 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 3/20/27 (a)	931
715,857	G2 80059 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.63%, 4/20/27 (a)	740
87,620	G2 8006 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 7/20/22 (a)	89
1,667,264	G2 80074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.63%, 5/20/27 (a)	1,724
3,224,978	G2 80152 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/28 (a)	3,336
758,069	G2 80154 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/28 (a)	784
1,359,937	G2 80169 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 2/20/28 (a)	1,407
2,029,148	G2 80184 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.63%, 4/20/28 (a)	2,102
90,192	G2 80311 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 8/20/29 (a)	93
1,871,894	G2 80319 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 9/20/29 (a)	1,932
362,172	G2 8041 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 8/20/22 (a)	368
109,020	G2 80424 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 7/20/30 (a)	113
258,050	G2 80428 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 7/20/30 (a)	266
541,001	G2 80541 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 9/20/31 (a)	559
411,786	G2 80569 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/32 (a)	428
258,596	G2 80570 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/32 (a)	261

Principal or Shares	Security Description	Value (000)

102,919	G2 80579 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 2/20/32 (a)	$107
1,270,818	G2 80637 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 9/20/32 (a)	1,314
4,170,272	G2 80749 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.25%, 10/20/33 (a)	4,349
2,871,306	G2 80795 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.25%, 12/20/33 (a)	2,994
1,243,818	G2 80826 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 2/20/34 (a)	1,296
1,768,176	G2 80835 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 2/20/34 (a)	1,842
299,755	G2 80837 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 2/20/34 (a)	312
324,889	G2 81018 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 8/20/34 (a)	337
9,262	G2 81044 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 8/20/34 (a)	10
58,569	G2 8121 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/23 (a)	60
1,172,788	G2 81214 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/35 (a)	1,222
432,036	G2 81220 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 1/20/35 (a)	450
407,019	G2 81278 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 3/20/35 (a)	424
1,655,944	G2 81282 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.38%, 3/20/35 (a)	1,725
137,587	G2 81938 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 7/20/37 (a)	141
2,965,491	G2 82074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.63%, 5/20/38 (a)	3,091
1,596,538	G2 82107 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 7/20/38 (a)	1,655
195,360	G2 82151 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity
	+ 1.500%)2.75%, 9/20/38 (a)	201

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

80,625	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.75%, 7/20/23 (a)	$82
2,795,691	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 1/20/40 (a)	2,912
1,613,719	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 1/20/40 (a)	1,685
1,411,077	G2 82737 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 2/20/41 (a)	1,455
447,994	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 1/20/42 (a)	460
843,714	G2 83048 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 2/20/42 (a)	870
197,102	G2 8358 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 1/20/24 (a)	202
154,689	G2 8359 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 1/20/24 (a)	159
142,461	G2 8371 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 2/20/24 (a)	146
77,590	G2 8373 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 2/20/24 (a)	80
746,976	G2 8547 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.25%, 11/20/24 (a)	769
65,338	G2 8580 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 1/20/25 (a)	67
103,740	G2 8595 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.38%, 2/20/25 (a)	107
37,329	G2 8855 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.25%, 10/20/21 (a)	38
332,631	G2 8968 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.75%, 9/20/26 (a)	342
1,099,942	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%)2.25%, 10/20/26 (a)	1,137
4,662,589	G2 MA0698 30YR, 3.00%, 1/20/43	4,753
3,841,185	G2 MA1012 30YR, 3.50%, 5/20/43	4,008
4,113,457	G2 MA1089 30YR, 3.00%, 6/20/43	4,194
3,766,575	G2 MA1520 30YR, 3.00%, 12/20/43	3,841
5,049,699	G2 MA2372 30YR, 4.00%, 11/20/44	5,332
4,982,290	G2 MA3597 30YR, 3.50%, 4/20/46	5,177
4,549,651	G2 MA3663 30YR, 3.50%, 5/20/46	4,727
4,414,256	G2 MA3802 30YR, 3.00%, 7/20/46	4,472

Principal or Shares	Security Description	Value (000)

4,651,043	G2 MA4127 30YR, 3.50%, 12/20/46	$4,832
781,427	GN 366983 30YR, 4.00%, 6/15/41	826
5,324,931	GN 367090 30YR, 4.50%, 7/15/41	5,796
5,437,292	GN 367092 30YR, 4.50%, 7/15/41	5,873
1,940,257	GN 455989 15YR, 5.00%, 7/15/26	2,121
57,957	GN 524825 30YR, 5.47%, 10/15/29	64
39,854	GN 524869 30YR, 5.47%, 1/15/30	44
140,999	GN 524925 30YR, 5.47%, 2/15/30	156
76,230	GN 524968 30YR, 5.47%, 3/15/30	84
55,090	GN 524996 30YR, 5.47%, 5/15/30	61
127,551	GN 525015 30YR, 5.47%, 6/15/30	141
96,021	GN 525033 30YR, 5.47%, 7/15/30	106
283,574	GN 558954 20YR, 5.25%, 5/15/29	313
871,101	GN 558956 30YR, 4.50%, 6/15/29	935
59,503	GN 596009 30YR, 5.75%, 7/15/32	66
76,701	GN 596023 30YR, 5.75%, 7/15/32	86
154,536	GN 596054 30YR, 5.75%, 8/15/32	173
133,702	GN 596071 30YR, 5.75%, 8/15/32	149
94,701	GN 596072 30YR, 5.75%, 7/15/32	106
134,195	GN 596090 30YR, 5.75%, 8/15/32	151
225,063	GN 596135 30YR, 5.75%, 8/15/32	251
121,358	GN 596166 30YR, 5.75%, 8/15/32	135
156,309	GN 596178 30YR, 5.75%, 9/15/32	175
103,949	GN 596225 30YR, 5.75%, 9/15/32	116
26,577	GN 596231 30YR, 5.75%, 9/15/32	30
88,113	GN 596237 30YR, 5.75%, 9/15/32	98
37,821	GN 596312 30YR, 5.75%, 9/15/32	42
58,539	GN 596313 30YR, 5.75%, 9/15/32	65
75,573	GN 596396 30YR, 5.75%, 9/15/32	84
140,995	GN 601699 30YR, 5.70%, 12/15/32	157
342,430	GN 601738 30YR, 5.25%, 1/15/33	376
173,233	GN 601772 30YR, 5.25%, 1/15/33	190
158,884	GN 601774 30YR, 5.25%, 1/15/33	174
112,282	GN 601775 30YR, 5.70%, 1/15/33	125
170,885	GN 601786 30YR, 5.25%, 2/15/33	187
158,350	GN 601791 30YR, 5.25%, 2/15/33	174
109,990	GN 601810 30YR, 5.25%, 2/15/33	121
111,517	GN 601845 30YR, 5.25%, 2/15/33	122
115,830	GN 601858 30YR, 5.70%, 2/15/33	129
742,801	GN 601872 30YR, 5.25%, 3/15/33	831
252,902	GN 601937 30YR, 5.25%, 3/15/33	277
95,782	GN 602002 30YR, 5.25%, 3/15/33	105
87,207	GN 602043 30YR, 5.25%, 4/15/33	96
385,771	GN 605099 30YR, 5.50%, 3/15/34	433
50,392	GN 613272 30YR, 5.25%, 5/15/33	55
85,742	GN 613354 30YR, 5.45%, 7/15/33	95
100,749	GN 613355 30YR, 5.70%, 4/15/33	112
956,899	GN 616826 30YR, 5.50%, 1/15/35	1,074
1,125,241	GN 673234 30YR, 6.00%, 11/15/38	1,266
354,954	GN 677318 30YR, 6.00%, 9/15/38	403
1,748,252	GN 704439 30YR, 4.50%, 3/15/39	1,894
2,119,019	GN 710868 30YR, 5.50%, 9/15/39	2,380
683,456	GN 728153 20YR, 5.50%, 10/15/29	763
374,513	GN 728159 20YR, 5.25%, 11/15/29	413
5,747,441	GN 734089 30YR, 4.00%, 12/15/40	6,084
764,933	GN 743362 30YR, 4.75%, 6/15/40	836
39,902	GN 743363 30YR, 4.25%, 5/15/40	42
110,614	GN 743502 30YR, 4.25%, 6/15/40	117
344,417	GN 743503 30YR, 4.75%, 6/15/40	370
124,801	GN 747368 30YR, 4.75%, 7/15/40	134

Annual Report   31

Principal or Shares	Security Description	Value (000)

34,447	GN 747491 30YR, 4.75%, 7/15/40	$37
62,462	GN 747740 30YR, 4.25%, 9/15/40	66
202,498	GN 747741 30YR, 4.75%, 9/15/40	218
297,932	GN 761040 30YR, 4.25%, 3/15/41	315
226,252	GN 762726 30YR, 4.25%, 3/15/41	239
519,677	GN 763012 30YR, 4.25%, 4/15/41	550
525,570	GN 763216 30YR, 4.25%, 4/15/41	556
60,543	GN 768886 30YR, 4.25%, 6/15/41	64
342,417	GN 781636 30YR, 5.50%, 7/15/33	384
386,778	GN 781810 30YR, 5.50%, 10/15/34	434
3,457,230	GN 784182 30YR, 4.50%, 8/15/46	3,764
6,901,870	GN AV1814 30YR, 3.00%, 8/15/46	6,991
22,833	GNR 2000-22 FG, (1 mo. LIBOR US + 0.200%)1.44%, 5/16/30 (a)	23
255,971	GNR 2000-9 FG, (1 mo. LIBOR US + 0.600%)1.84%, 2/16/30 (a)	258
181,321	GNR 2000-9 FH, (1 mo. LIBOR US + 0.500%)1.74%, 2/16/30 (a)	182
212,819	GNR 2001-19 F, (1 mo. LIBOR US + 0.500%)1.74%, 5/16/31 (a)	214
12,419	GNR 2001-21 FN, (1 mo. LIBOR US + 0.200%)1.44%, 8/16/22 (a)	12
1,038,609	GNR 2001-22 FG, (1 mo. LIBOR US + 0.350%)1.59%, 5/16/31 (a)	1,040
530,275	GNR 2001-31 FA, (1 mo. LIBOR US + 0.250%)1.49%, 6/16/31 (a)	533
479,933	GNR 2001-35 FA, (1 mo. LIBOR US + 0.250%)1.49%, 8/16/31 (a)	480
382,243	GNR 2001-59 FA, (1 mo. LIBOR US + 0.400%)1.64%, 11/16/24 (a)	384
223,315	GNR 2001-65 FV, (1 mo. LIBOR US + 0.400%)1.64%, 2/20/29 (a)	224
289,252	GNR 2002-11 FJ, (1 mo. LIBOR US + 0.500%)1.74%, 2/20/32 (a)	291
253,873	GNR 2002-13 FA, (1 mo. LIBOR US + 0.500%)1.74%, 2/16/32 (a)	254
719,411	GNR 2002-48 FG, (1 mo. LIBOR US + 0.300%)1.54%, 12/16/30 (a)	721
260,754	GNR 2002-48 FT, (1 mo. LIBOR US + 0.200%)1.44%, 12/16/26 (a)	261
678,465	GNR 2002-5 FP, (1 mo. LIBOR US + 0.550%)1.79%, 1/16/32 (a)	683
433,816	GNR 2002-72 FA, (1 mo. LIBOR US + 0.400%)1.64%, 10/20/32 (a)	435
199,555	GNR 2002-72 FB, (1 mo. LIBOR US + 0.400%)1.64%, 10/20/32 (a)	200
1,326,325	GNR 2002-72 FE, (1 mo. LIBOR US + 0.400%)1.64%, 10/20/32 (a)	1,330
306,713	GNR 2002-76 F, (1 mo. LIBOR US + 0.200%)1.44%, 1/16/31 (a)	307
107,119	GNR 2002-76 FY, (1 mo. LIBOR US + 0.300%)1.54%, 12/16/26 (a)	107
1,185,519	GNR 2003-71 FC, (1 mo. LIBOR US + 0.500%)1.74%, 7/20/33 (a)	1,197
1,278,336	GNR 2003-94 FB, (1 mo. LIBOR US + 0.300%)1.54%, 12/16/30 (a)	1,282

Principal or Shares	Security Description	Value (000)

2,118,654	GNR 2004-56 F, (1 mo. LIBOR US + 0.400%)1.64%, 6/20/33 (a)	$2,128
1,242,454	GNR 2004-59 FH, (1 mo. LIBOR US + 0.250%)1.49%, 8/16/34 (a)	1,244
163,767	GNR 2004-73 JM, 0.00%, 9/16/34	156
1,119,476	GNR 2004-86 FG, (1 mo. LIBOR US + 0.400%)1.64%, 7/20/34 (a)	1,119
341,851	GNR 2006-47 FA, (1 mo. LIBOR US + 0.200%)1.44%, 8/16/36 (a)	340
2,094,600	GNR 2006-60 FK, (1 mo. LIBOR US + 0.200%)1.44%, 11/20/36 (a)	2,085
45,262	GNR 2006-64 PO, 0.00%, 4/16/34	45
1,626,068	GNR 2007-54 FC, (1 mo. LIBOR US + 0.260%)1.50%, 9/20/37 (a)	1,618
608,607	GNR 2007-76 FB, (1 mo. LIBOR US + 0.500%)1.74%, 11/20/37 (a)	611
1,906,425	GNR 2008-11 FB, (1 mo. LIBOR US + 0.600%)1.84%, 2/20/38 (a)	1,926
1,649,089	GNR 2008-15 CF, (1 mo. LIBOR US + 0.510%)1.75%, 2/20/38 (a)	1,658
430,777	GNR 2008-2 FH, (1 mo. LIBOR US + 0.450%)1.69%, 1/20/38 (a)	432
2,148,941	GNR 2008-67 UF, (1 mo. LIBOR US + 0.450%)1.69%, 6/20/38 (a)	2,167
793,571	GNR 2009-87 FB, (1 mo. LIBOR US + 0.650%)1.89%, 9/20/39 (a)	801
2,985,387	GNR 2010-57 WF, (1 mo. LIBOR US + 0.400%)1.64%, 3/16/38 (a)	2,992
1,732,594	GNR 2012-98 FM, (1 mo. LIBOR US + 0.200%)1.44%, 12/20/38 (a)	1,735
25,866,766	GNR 2014-79 ST, 0.77%, 7/20/29 (c)	635
Total Mortgage Backed (Cost - $338,546)		340,494

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Purchased Call Swaptions (0%)
Total Purchased Call Swaptions (Cost - $40)		$29
Investment Company (4%)
8,841,198	Payden Cash Reserves Money Market Fund *
	(Cost - $8,841)	8,841
Total Investments (Cost - $350,964) (150%)		352,914
Liabilities in excess of Other Assets (-50%)		(117,689)
Net Assets (100%)		$235,225

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(d)	Security was purchased on a delayed delivery basis.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Call Swaptions 0.0%
10 Year Interest Rate Swap, 7/31/28, Pay Fixed 2.1775% Semi-Annually, Receive Pay Variable Quarterly, 3-Month USD LIBOR	BNP PARIBAS	$2,600	07/27/2018	$29	Call

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	267	Jun-18	$65,572	$(4)	$(4)

					(4)

Short Contracts:
90-Day Eurodollar Future	267	Sep-18	(65,518)	(15)	(15)

					(15)

Total Futures					$(19)

See notes to financial statements.

Annual Report   33

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.
Portfolio Composition - percent of investments
Corporate	38%
Mortgage Backed	28%
U.S. Treasury	13%
Asset Backed	8%
Foreign Government	6%
Other	7%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Asset Backed (9%)
5,298,081	Babson CLO Ltd. 144A, (3 mo. LIBOR US + 1.100%) 2.46%, 4/20/25 (a)(b)	$5,324
1,800,000	BlueMountain CLO 2013-4 Ltd. 144A, (3 mo. LIBOR US + 1.500%) 2.86%, 4/15/25 (a)(b)	1,809
2,900,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo. LIBOR US + 1.350%) 2.67%, 11/30/26 (a)(b)	2,926
1,750,000	Carlyle Global Market Strategies CLO 2016-1 Ltd. 144A, (3 mo. LIBOR US + 3.300%) 4.66%, 4/20/27 (a)(b)	1,758
2,320,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR US + 1.750%) 3.07%, 6/09/30 (a)(b)	2,327
97,323	Chase Funding Mortgage Loan Asset-Backed Certificates, (1 mo. LIBOR US + 0.660%) 1.90%, 11/25/32 (a)	95
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR US + 1.220%) 2.54%, 7/20/30 (a)(b)	2,012
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR US + 1.800%) 3.12%, 7/20/30 (a)(b)	1,706
1,618,562	Colony American Homes 2014-1 144A, (1 mo. LIBOR US + 1.150%) 2.39%, 5/17/31 (a)(b)	1,625
1,091,956	Colony American Homes 2014-2 144A, (1 mo. LIBOR US + 0.950%) 2.19%, 7/17/31 (a)(b)	1,097
1,794,308	Colony American Homes 2015-1 144A, (1 mo. LIBOR US + 1.200%) 2.44%, 7/17/32 (a)(b)	1,799
3,174,679	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR US + 1.250%) 2.49%, 12/17/33 (a)(b)	3,204
2,164,575	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR US + 1.250%) 2.62%, 7/25/47 (a)(b)	2,173
5,486,250	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	5,463
1,197,000	Domino’s Pizza Master Issuer LLC 144A, 4.12%, 7/25/47 (b)	1,233

Principal or Shares	Security Description	Value (000)

1,125,000	Eaton Vance CLO 2015-1 Ltd. 144A, (3 mo. LIBOR US + 4.200%) 5.56%, 10/20/26 (a)(b)	$1,128
2,600,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	2,582
1,980,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,961
388,321	Invitation Homes 2014-SFR3 Trust 144A, (1 mo. LIBOR US + 1.200%) 2.44%, 12/17/31 (a)(b)	389
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR US + 1.450%) 2.81%, 4/21/25 (a)(b)	2,564
1,386,197	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	1,487
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR US + 3.500%) 4.86%, 4/20/28 (a)(b)	1,760
3,350,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR US + 1.120%) 2.48%, 7/20/26 (a)(b)	3,368
2,150,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR US + 1.500%) 2.87%, 7/25/26 (a)(b)	2,150
1,750,000	Octagon Investment Partners 26 Ltd. 144A, (3 mo. LIBOR US + 3.350%) 4.71%, 4/15/27 (a)(b)	1,758
164,718	SLM Student Loan Trust, (1 mo. LIBOR US + 0.380%) 1.62%, 7/26/21 (a)	165
2,673,000	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	2,728
5,445,982	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US + 1.120%) 2.48%, 7/15/25 (a)(b)	5,461
771,930	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	774
1,250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	1,269

Total Asset Backed (Cost - $63,733)		64,095

Bank Loans(c) (3%)
2,000,000	B&G Foods Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 11/02/22	2,015

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,995,000	BWAY Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 4.52%, 4/03/24	$2,010
1,994,832	CEC Entertainment Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 2/14/21	1,991
1,460,813	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 4/06/24	1,470
1,979,849	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 4.00%, 8/16/23	1,995
1,994,987	Infor U.S. Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%) 3.75%, 2/01/22	2,000
1,994,959	Landry’s Inc., Term Loan 1L, (LIBOR USD 1-Month + 3.250%) 4.55%, 10/04/23	2,018
1,994,937	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 4/25/23	2,008
1,992,494	SFR Group SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 7/18/25	1,993
3,000,000	Trinseo Materials Operating SCA Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 3.74%, 9/06/24	3,028

2,992,481	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.83%, 10/21/21	2,988

Total Bank Loans (Cost - $23,507)		23,516

Corporate Bond (41%)
Financial (17%)
2,200,000	ABN AMRO Bank NV, (5 yr. Swap Semi 30/360 US + 2.197%) 4.40%, 3/27/28 (a)	2,280
4,170,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/01/21	4,512
890,000	Ally Financial Inc., 3.25%, 11/05/18	899
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,670
2,800,000	Athene Global Funding 144A, (3 mo. LIBOR US + 1.230%) 2.56%, 7/01/22 (a)(b)	2,841
4,250,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 2.37%, 7/21/21 (a)	4,249
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 1.090%) 3.09%, 10/01/25 (a)	1,494
2,950,000	Blackstone Holdings Finance Co. LLC 144A, 4.75%, 2/15/23 (b)	3,231
515,000	Block Financial LLC, 4.13%, 10/01/20	535
2,950,000	BPCE SA, (3 mo. LIBOR US + 0.880%) 2.20%, 5/31/22 (a)	2,983
3,000,000	Capital One Financial Corp., 3.75%, 3/09/27	3,040
4,750,000	Citigroup Inc., 4.13%, 7/25/28	4,904
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,294
3,170,000	Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (b)	3,300
1,125,000	Compass Bank, 2.75%, 9/29/19	1,134
900,000	Compass Bank, 3.88%, 4/10/25	902
880,000	Credit Suisse Group AG 144A, 4.28%, 1/09/28 (b)	918
1,200,000	Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20	1,213
2,000,000	EPR Properties, 4.50%, 6/01/27	2,031

Principal or Shares	Security Description	Value (000)

3,200,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (b)	$3,310
2,315,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	2,458
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,728
2,740,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	2,751
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,423
1,330,000	FS Investment Corp., 4.25%, 1/15/20	1,360
3,725,000	General Motors Financial Co. Inc., 4.35%, 1/17/27	3,839
1,435,000	Goldman Sachs Group Inc., (3 mo. LIBOR US + 1.750%) 3.13%, 10/28/27 (a)	1,515
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,847
1,410,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.75%, 2/01/24	1,498
2,985,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19 (b)	2,969
3,450,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (b)	3,950
2,700,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	2,700
1,500,000	Massachusetts Mutual Life Insurance Co. 144A, 4.50%, 4/15/65 (b)	1,563
2,755,000	Morgan Stanley, (3 mo. LIBOR US + 1.220%) 2.53%, 5/08/24 (a)	2,803
1,500,000	Nationwide Building Society 144A, (USD Swap Rate 11:00 am NY 1 + 1.849%) 4.13%, 10/18/32 (a)(b)	1,503
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	2,188
2,050,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	2,081
1,700,000	Old Republic International Corp., 4.88%, 10/01/24	1,827
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	2,454
1,470,000	People’s United Bank, 4.00%, 7/15/24	1,509
2,350,000	Prudential Financial Inc., (3 mo. LIBOR USD + 3.920%) 5.63%, 6/15/43 (a)	2,556
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	2,047
2,820,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	2,845
1,580,000	Santander Holdings USA Inc., 2.65%, 4/17/20	1,591
1,170,000	Santander UK Group Holdings PLC, 3.57%, 1/10/23	1,196
867,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	869
2,525,000	Select Income REIT, 4.50%, 2/01/25	2,586
835,000	Senior Housing Properties Trust, 4.75%, 5/01/24	877
1,045,000	Senior Housing Properties Trust, 6.75%, 4/15/20	1,122
1,500,000	Sirius International Group Ltd. 144A, 4.60%, 11/01/26 (b)	1,471
2,740,000	SLM Corp., 5.13%, 4/05/22	2,846
2,432,000	Sumitomo Mitsui Financial Group Inc., (3 mo. LIBOR US + 0.970%) 2.33%, 1/11/22 (a)	2,455
1,600,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	1,601

Annual Report   35

Principal or Shares	Security Description	Value (000)

1,560,000	Synchrony Bank, 3.00%, 6/15/22	$1,559
1,650,000	Synchrony Financial, 2.70%, 2/03/20	1,665
227,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	315
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,114
3,140,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	3,167

		125,588

Industrial (17%)
1,450,000	1011778 BC ULC / New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,484
2,050,000	Activision Blizzard Inc., 4.50%, 6/15/47	2,109
1,700,000	Amgen Inc., 5.65%, 6/15/42	2,099
1,320,000	Anglo American Capital PLC 144A, 4.75%, 4/10/27 (b)	1,398
1,000,000	ARD Finance SA, 7.13%, 9/15/23	1,068
1,600,000	AT&T Inc., 3.40%, 5/15/25	1,582
2,500,000	AT&T Inc., 4.75%, 5/15/46	2,367
3,000,000	AT&T Inc., 5.25%, 3/01/37	3,148
1,475,000	Baidu Inc., 2.88%, 7/06/22	1,479
1,500,000	Baidu Inc., 3.63%, 7/06/27	1,511
1,450,000	BAT Capital Corp. 144A, 3.22%, 8/15/24 (b)	1,462
1,635,000	BAT Capital Corp. 144A, 3.56%, 8/15/27 (b)	1,642
1,325,000	Becton Dickinson and Co., 3.36%, 6/06/24	1,338
2,710,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,832
3,600,000	Canadian Natural Resources Ltd., 3.85%, 6/01/27	3,683
2,640,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	2,868
710,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	716
700,000	DaVita Inc., 5.13%, 7/15/24	703
1,590,000	Dell International LLC / EMC Corp. 144A, 5.45%, 6/15/23 (b)	1,744
815,000	Delta Air Lines Inc., 2.88%, 3/13/20	824
1,560,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 6.02%, 6/15/26 (b)	1,741
1,695,000	Dignity Health, 3.13%, 11/01/22	1,692
1,165,000	Dignity Health, 4.50%, 11/01/42	1,111
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,740
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,600
850,000	General Motors Financial Co. Inc., 3.70%, 5/09/23	872
2,500,000	Harris Corp., 2.70%, 4/27/20	2,528
2,040,000	HCA Inc., 5.88%, 5/01/23	2,190
2,415,000	Kennametal Inc., 2.65%, 11/01/19	2,422
1,600,000	L Brands Inc., 5.63%, 10/15/23 (d)	1,712
1,596,614	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	1,627
2,260,000	LifePoint Health Inc., 5.50%, 12/01/21	2,305
875,000	Marathon Oil Corp., 3.85%, 6/01/25	885
2,070,000	Marathon Oil Corp., 4.40%, 7/15/27	2,129
1,340,000	MDC Holdings Inc., 6.00%, 1/15/43	1,292
2,340,000	Mondelez International Holdings Netherlands BV 144A, 2.00%, 10/28/21 (b)	2,298
2,805,000	Mylan NV, 3.95%, 6/15/26	2,807
1,000,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	1,026
1,045,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	1,325

Principal or Shares	Security Description	Value (000)

1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	$1,503
2,040,000	NuStar Logistics LP, 5.63%, 4/28/27	2,157
1,150,000	NXP BV / NXP Funding LLC 144A, 4.13%, 6/15/20 (b)	1,200
3,015,000	Orange SA, 9.00%, 3/01/31	4,579
1,001,000	Perrigo Finance PLC, 3.50%, 12/15/21	1,026
1,500,000	Pitney Bowes Inc., 4.70%, 4/01/23	1,467
648,135	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 2/15/21	666
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,686
1,310,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24 (b)	1,326
1,485,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,476
2,500,000	Sigma Alimentos SA de CV 144A, 4.13%, 5/02/26 (b)	2,506
4,060,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	4,011
2,000,000	Smithfield Foods Inc. 144A, 4.25%, 2/01/27 (b)	2,079
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	5,313
1,475,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,390
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (d)	2,087
650,000	Time Warner Inc., 2.95%, 7/15/26	618
2,000,000	Time Warner Inc., 3.60%, 7/15/25	1,997
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,202
2,195,000	Tribune Media Co., 5.88%, 7/15/22	2,288
3,100,000	United Continental Holdings Inc., 5.00%, 2/01/24 (d)	3,162
710,000	United Rentals North America Inc., 5.75%, 11/15/24	755
5,980,000	Verizon Communications Inc., 2.63%, 8/15/26	5,652
1,843,000	WestRock MWV LLC, 7.95%, 2/15/31	2,587
2,010,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	2,123

		127,215

Utility (7%)
671,135	Alliance Pipeline LP/United States 144A, 7.00%, 12/31/19 (b)	692
2,140,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	2,202
1,100,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (b)	1,125
2,480,000	Cenovus Energy Inc., 6.75%, 11/15/39	2,952
1,170,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	1,178
365,000	Enable Midstream Partners LP, 4.40%, 3/15/27	374
1,910,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	2,538
2,055,000	Encana Corp., 3.90%, 11/15/21	2,129
1,120,000	Encana Corp., 5.15%, 11/15/41	1,185
2,995,000	Enel Finance International NV 144A, 3.63%, 5/25/27 (b)	2,999
2,700,000	Energy Transfer LP, 6.50%, 2/01/42	3,106
3,115,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	3,251
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (a)(e)	1,513
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,485
2,020,000	EQT Corp., 3.90%, 10/01/27	2,012

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,378,080	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	$1,512
2,000,000	Hess Corp., 7.30%, 8/15/31	2,418
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	2,257
3,250,000	Nabors Industries Inc., 4.63%, 9/15/21	3,155
2,000,000	ONEOK Partners LP, 6.65%, 10/01/36	2,429
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,930
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	4,695
1,350,000	Valero Energy Corp., 6.63%, 6/15/37	1,738
990,000	Valero Energy Partners LP, 4.38%, 12/15/26	1,037

		51,912

Total Corporate Bond (Cost - $296,321)		304,715

FDIC Guaranteed (0%)
282,333	FDIC Structured Sale Guaranteed Notes 144A, (1 mo. LIBOR US + 0.720%) 1.95%, 12/04/20 (a)(b) (Cost - $283)	284

Foreign Government (6%)
2,260,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	2,559
2,790,000	Brazilian Government International Bond, 2.63%, 1/05/23	2,704
1,960,000	Colombia Government International Bond, 3.88%, 4/25/27	1,975
1,200,000	Colombia Government International Bond, 5.00%, 6/15/45	1,238
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,395
1,470,000	Indonesia Government International Bond 144A, 3.75%, 4/25/22 (b)	1,531
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(f)	2,564
2,615,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (b)	3,012
2,515,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	2,599
4,050,000	Mexico Government International Bond, 4.15%, 3/28/27	4,215
1,610,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (b)	1,662
3,005,000	Peruvian Government International Bond, 4.13%, 8/25/27 (d)	3,301
2,180,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19 (b)	2,262
2,000,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	2,109
2,800,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (b)	3,000
2,340,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	2,305
2,330,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	2,706

Principal or Shares	Security Description	Value (000)

2,000,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	$2,139
2,000,000	Turkey Government International Bond, 5.63%, 3/30/21	2,110

Total Foreign Government (Cost - $44,349)		46,386

Mortgage Backed (30%)
1,077,280	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (b)(g)	1,041
4,039,124	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.550%) 1.79%, 1/25/30 (a)	4,039
2,944,067	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.950%) 2.19%, 10/25/29 (a)	2,964
3,796,152	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 1.300%) 2.54%, 4/25/29 (a)	3,843
1,500,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 3.550%) 4.79%, 7/25/29 (a)	1,598
895,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 4.250%) 5.49%, 1/25/29 (a)	998
1,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 4.450%) 5.69%, 1/25/29 (a)	1,158
1,475,614	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 5.700%) 6.94%, 4/25/28 (a)	1,664
1,500,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 6.000%) 7.24%, 9/25/28 (a)	1,735
1,749,586	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 10.250%) 11.49%, 1/25/29 (a)	2,309
499,995	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 10.750%) 11.99%, 1/25/29 (a)	629
1,699,387	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 12.250%) 13.49%, 9/25/28 (a)	2,479
4,379,062	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,359
4,794,829	FH 2B5447 ARM, (12 mo. LIBOR US + 1.620%) 2.75%, 7/01/46 (a)	4,879
12,860,000	FHLMC Multifamily Structured Pass Through Certificates, 3.06%, 8/25/24 (a)	13,245
740,000	FN, 2.50%, 15YR TBA (h)	743
3,720,000	FN, 3.00%, 15YR TBA (h)	3,812
3,830,000	FN, 3.50%, 30YR TBA (h)	3,938
5,540,000	FN, 4.00%, 30YR TBA (h)	5,815
7,430,000	FN, 4.50%, 30YR TBA (h)	7,945
2,030,098	FN 254766 30YR, 5.00%, 6/01/33	2,227
299,963	FN 725027 30YR, 5.00%, 11/01/33	329
2,178,187	FN 725423 30YR, 5.50%, 5/01/34	2,436
1,317,146	FN 725424 30YR, 5.50%, 4/01/34	1,473
491,667	FN 725425 30YR, 5.50%, 4/01/34	550
2,530,501	FN 745418 30YR, 5.50%, 4/01/36	2,826
2,200,481	FN 995203 30YR, 5.00%, 7/01/35	2,414
1,934,378	FN AJ7689 30YR, 4.00%, 12/01/41	2,040
4,785,578	FN AL2221 15YR, 3.00%, 7/01/27	4,918
1,805,318	FN AL2521 30YR, 3.50%, 9/01/42	1,864
10,218,718	FN AL9373 15YR, 2.50%, 10/01/31	10,283
7,461,124	FN AS4168 30yr, 4.00%, 12/01/44	7,841
2,921,524	FN AS4885 30yr, 3.50%, 5/01/45	3,006
9,771,454	FN AS7170 30YR, 3.50%, 5/01/46	10,055
8,137,086	FN AS7253 30YR, 4.50%, 5/01/46	8,706
7,147,601	FN AS8807 30YR, 3.50%, 2/01/47	7,355
3,342,778	FN AX3596 15YR, 3.00%, 7/01/27	3,436

Annual Report   37

Principal or Shares	Security Description	Value (000)

8,255,618	FN AZ3791 30YR, 3.00%, 3/01/46	$8,268
5,495,967	FN BE9567 30YR, 3.50%, 4/01/47	5,655
4,012,997	Freddie Mac Gold Pool Q12837 30YR, 3.00%, 11/01/42	4,041
5,310,000	Freddie Mac Multifamily Structured Pass Through Certificates, 2.95%, 2/01/27	5,441
4,769,441	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 10/25/29 (a)	4,833
2,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.300%) 2.54%, 4/25/29 (a)	2,331
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 10.000%) 11.24%, 7/25/29 (a)	1,149
1,699,605	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 11.250%) 12.49%, 12/25/28 (a)	2,348
8,770,000	G2, 3.00%, 30YR TBA (h)	8,874
3,840,000	G2, 3.50%, 30YR TBA (h)	3,984
8,050,000	G2, 4.00%, 30YR TBA (h)	8,453
163,357	G2 5140 30YR, 4.50%, 8/20/41	176
1,770,398	G2 5175 30YR, 4.50%, 9/20/41	1,904
1,867,019	G2 5258 30YR, 3.50%, 12/20/41	1,946
4,230,378	G2 MA3663 30YR, 3.50%, 5/20/46	4,395
2,160,287	GN 784182 30YR, 4.50%, 8/15/46	2,352
1,635,137	GN AA5452 30YR, 3.50%, 7/15/42	1,708
95,471	Harborview Mortgage Loan Trust, 3.70%, 1/19/35 (g)	93
278,774	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	254
2,474,565	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(g)	2,512
2,649,456	JP Morgan Seasoned Mortgage Trust 2014-1 144A, (1 mo. LIBOR US + 0.500%) 1.74%, 5/25/33 (a)(b)	2,637
36,076	Landmark Mortgage Securities PLC, (3 mo. LIBOR GBP + 0.220%) 0.55%, 6/17/38 GBP (a)(f)	47
29,549	Morgan Stanley Mortgage Loan Trust, 3.12%, 7/25/34 (g)	30
750,240	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(g)	782
1,197,978	New Residential Mortgage Loan Trust 2014-3 144A, 3.75%, 11/25/54 (b)(g)	1,241
2,443,659	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57 (b)(g)	2,546
325,917	Prime Mortgage Trust, 5.00%, 10/25/35	327
1,667,857	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,492
50,843	Sequoia Mortgage Trust, (1 mo. LIBOR US + 0.800%) 2.04%, 10/20/27 (a)	50
2,856	Structured Asset Mortgage Investments Trust 2003-CL1, 4.09%, 7/25/32 (g)	3

Principal or Shares	Security Description	Value (000)

633,605	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.02%, 7/25/37 (g)	$532
3,360,000	Wells Fargo Commercial Mortgage Trust 2015-Lc22, 3.84%, 9/15/58	3,573

Total Mortgage Backed (Cost - $222,480)		224,929

Municipal (1%)
2,460,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (b)	2,473
2,600,000	City of Portland OR, 7.70%, 6/01/22	3,084
770,000	State Board of Administration Finance Corp., 3.00%, 7/01/20	784
1,495,000	State of California, 7.55%, 4/01/39	2,311
1,000,000	State of Washington, 1.70%, 7/01/20	995
365,000	University of California, 3.26%, 5/15/24	376

Total Municipal (Cost - $9,177)		10,023

U.S. Treasury (14%)
12,310,000	U.S. Treasury Note, 1.63%, 8/31/22	12,097
35,610,000	U.S. Treasury Note, 1.63%, 5/15/26	33,666
3,055,000	U.S. Treasury Note, 1.75%, 6/30/22	3,023
17,775,000	U.S. Treasury Note, 1.88%, 3/31/22	17,712
1,140,000	U.S. Treasury Note, 2.75%, 8/15/47	1,112
33,360,000	U.S. Treasury Note, 3.00%, 5/15/47 (i)	34,205

Total U.S. Treasury (Cost - $102,764)		101,815

Investment Company (3%)
7,782,184	Payden Cash Reserves Money Market Fund *	7,782
1,636,332	Payden Emerging Markets Corporate Bond Fund, SI Class *	16,920

Total Investment Company (Cost - $24,070)		24,702

Purchased Put Swaptions (0%)
Total Purchased Put Swaptions (Cost - $569)		777

Total Investments, Before Options Written
(Cost - $787,253) (107%)		801,242

Written Options (0%)
Total Written Put Swaptions (Cost - $(580))		(890)

Total Investments (Cost - $786,673) (107%)		800,352
Liabilities in excess of Other Assets (-7%)		(54,512)

Net Assets (100%)		$745,840

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $6,661 and the total market value of the collateral held by the Fund is $6,849. Amounts in 000s.
(e)	Perpetual security with no stated maturity date.
(f)	Principal in foreign currency.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(h)	Security was purchased on a delayed delivery basis.

38   Payden Mutual Funds

(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Put Swaptions 0.0%
3 Year Interest Rate Swap, 3/15/21, Pay Fixed 1.756%	Barclays Bank PLC	$63,300	03/12/2018	$554	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 30 Year Interest Rate Swap, 1/23/48, Pay Fixed 2.562%	Barclays Bank PLC	8,000	01/19/2018	223	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$777

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Put Swaptions 0.0%
10 Year Interest Rate Swap, 2/14/28, Receive Fixed 2.308%	Barclays Bank PLC	$19,360	01/19/2018	$(261)	Put
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR 3 Year Interest Rate Swap, 3/15/21, Received Fixed 1.938%	Barclays Bank PLC	126,600	03/12/2018	(629)	Put
Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR

Total Swaptions				$(890)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 12,584	JPY 1,404,100	Bank of America N.A.	12/19/2017	$204
USD 1,820	TRY 6,853	Bank of America N.A.	01/16/2018	54
USD 8,307	EUR 7,027	Barclays Bank PLC	11/20/2017	113
USD 8,290	CHF 7,926	Barclays Bank PLC	11/20/2017	335
USD 2,666	EUR 2,274	Citibank, N.A.	11/08/2017	16
USD 8,361	NOK 65,618	HSBC Bank USA, N.A.	12/15/2017	318
USD 8,300	CAD 10,130	HSBC Bank USA, N.A.	12/15/2017	445
USD 8,357	EUR 7,007	HSBC Bank USA, N.A.	01/29/2018	151

				1,636

Liabilities:
BRL 5,792	USD 1,805	State Street Bank & Trust Co.	11/16/2017	(39)
CAD 10,130	USD 8,130	HSBC Bank USA, N.A.	12/15/2017	(274)
CHF 7,926	USD 8,085	Barclays Bank PLC	11/20/2017	(130)
EUR 10,620	USD 12,585	Bank of America N.A.	12/19/2017	(179)
EUR 7,027	USD 8,284	Barclays Bank PLC	11/20/2017	(89)
IDR 50,531,000	USD 3,665	Barclays Bank PLC	04/24/2018	(7)
MYR 15,766	USD 3,719	Barclays Bank PLC	01/30/2018	(5)
NOK 65,618	USD 8,328	HSBC Bank USA, N.A.	12/15/2017	(285)
NOK 64,933	USD 8,310	HSBC Bank USA, N.A.	01/29/2018	(341)
RUB 215,820	USD 3,664	HSBC Bank USA, N.A.	01/16/2018	(22)
TRY 6,853	USD 1,809	Bank of America N.A.	01/16/2018	(43)

				(1,414)

Net Unrealized Appreciation (Depreciation)				$222

Annual Report   39

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	295	Jun-18	$72,448	$(49)	$(49)
U.S. Long Bond Future	57	Dec-17	8,691	(159)	(159)

					(208)

Short Contracts:
90-Day Eurodollar Future	295	Sep-18	(72,389)	29	29
Euro-Bund Future	127	Dec-17	(24,077)	(249)	(249)
U.S. 10 Year Ultra Future	198	Dec-17	(26,517)	398	398
U.S. Treasury 10 Year Note Future	101	Dec-17	(12,619)	159	159

					337

Total Futures					$129

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,661
Non-cash Collateral[2]	(6,661)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

40   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Banking	24%
Energy	20%
Consumer Non-Cyclical	8%
Insurance	7%
Cash Equivalent	5%
Other	36%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,000,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR US + 3.250%) 4.61%, 7/20/26 (a)(b)	$1,004
841,500	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	859
Total Asset Backed (Cost - $1,863)		1,863
Corporate Bond (97%)
Banking (25%)
1,200,000	ABN AMRO Bank NV, (5 yr. Swap Semi 30/360 US + 2.197%) 4.40%, 3/27/28 (a)	1,244
1,200,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (b)	1,257
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	822
1,200,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 2.37%, 7/21/21 (a)	1,200
880,000	Bank of America Corp., (3 mo. LIBOR USD + 1.512%) 3.71%, 4/24/28 (a)	901
600,000	Bank of America Corp., 4.00%, 1/22/25	622
1,300,000	Bank of America Corp., 7.75%, 5/14/38	1,924
1,085,000	Bank of Nova Scotia, 4.50%, 12/16/25	1,145
1,500,000	Bank of Nova Scotia/The, (3 mo. LIBOR USD + 2.648%) 4.65%, (a)(c)	1,508
1,300,000	Barclays PLC, 4.84%, 5/09/28	1,358
880,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	890
930,000	BNP Paribas SA 144A, 4.38%, 9/28/25 (b)	979
650,000	BPCE SA 144A, 3.00%, 5/22/22 (b)	654
1,000,000	Capital One Financial Corp., 3.75%, 7/28/26	996
875,000	Capital One Financial Corp., 3.75%, 3/09/27	887
585,000	Capital One NA/Mclean VA, (3 mo. LIBOR US + 1.150%) 2.53%, 1/30/23 (a)	590
425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%) 2.88%, 7/24/23 (a)	425
1,850,000	Citigroup Inc., 4.13%, 7/25/28	1,910
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,336

Principal or Shares	Security Description	Value (000)
210,000	Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (b)	$219
1,400,000	Commonwealth Bank of Australia 144A, 4.50%, 12/09/25 (b)	1,473
1,320,000	Compass Bank, 2.88%, 6/29/22	1,312
1,250,000	Cooperatieve Rabobank UA, 3.95%, 11/09/22	1,320
405,000	Credit Suisse Group AG 144A, 4.28%, 1/09/28 (b)	423
500,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	520
1,030,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	1,093
950,000	First Republic Bank/CA, 4.38%, 8/01/46	951
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	603
600,000	Goldman Sachs Group Inc., (3 mo. LIBOR US + 1.750%) 3.13%, 10/28/27 (a)	633
1,150,000	Goldman Sachs Group Inc., 6.75%, 10/01/37	1,521
1,400,000	HSBC Holdings PLC, 6.50%, 9/15/37	1,847
1,935,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	1,935
300,000	Macquarie Bank Ltd. 144A, 4.88%, 6/10/25 (b)	319
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (b)	572
1,445,000	Morgan Stanley, (3 mo. LIBOR US + 1.220%) 2.62%, 5/08/24 (a)	1,470
1,586,000	Morgan Stanley, 5.00%, 11/24/25	1,733
340,000	People’s United Bank, 4.00%, 7/15/24	349
550,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 1.470%) 2.79%, 5/15/23 (a)	555
1,100,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	1,110
430,000	Santander Holdings USA Inc., 2.65%, 4/17/20	433
450,000	Santander Holdings USA Inc. 144A, 3.70%, 3/28/22 (b)	461
930,000	Santander Holdings USA Inc. 144A, 4.40%, 7/13/27 (b)	957
1,655,000	Santander UK Group Holdings PLC, 3.57%, 1/10/23	1,691

Annual Report   41

Principal or Shares	Security Description	Value (000)

650,000	Santander UK Group Holdings PLC, (3 mo. LIBOR USD + 1.400%) 3.82%, 11/03/28 (a)	$656
1,000,000	Synchrony Bank, 3.00%, 6/15/22	999
1,600,000	Wells Fargo & Co., 5.38%, 11/02/43	1,885
1,350,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%) 4.32%, 11/23/31 (a)	1,402
2,000,000	Westpac Banking Corp./New Zealand, (USD Swap Rate 11:00 am NY 1 + 2.888%) 5.00%, (a)(c)	2,012
		51,102
Basic Industry (7%)
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (b)	653
1,500,000	Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	1,887
1,250,000	Boral Finance Pty Ltd. 144A, 3.75%, 5/01/28 (b)	1,262
1,345,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	1,392
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (b)	472
605,000	Dow Chemical Co., 9.40%, 5/15/39	1,021
800,000	Glencore Finance Canada Ltd. 144A, 6.00%, 11/15/41 (b)	936
450,000	Keysight Technologies Inc., 3.30%, 10/30/19	456
1,600,000	Mexichem SAB de CV 144A, 4.00%, 10/04/27 (b)	1,603
800,000	Mexichem SAB de CV 144A, 5.50%, 1/15/48 (b)	779
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	1,467
1,245,000	WestRock MWV LLC, 7.95%, 2/15/31	1,748
		13,676
Communications (4%)
475,000	21st Century Fox America Inc., 9.50%, 7/15/24	648
635,000	AT&T Inc., 2.85%, 2/14/23	631
970,000	AT&T Inc., 3.60%, 2/17/23	1,006
1,000,000	AT&T Inc., 4.50%, 5/15/35	978
330,000	AT&T Inc., 4.50%, 3/09/48	301
700,000	AT&T Inc., 5.25%, 3/01/37	734
750,000	Baidu Inc., 3.63%, 7/06/27	755
1,200,000	Charter Communications Operating LLC / Charter Communications Operating Capital 144A, 5.38%, 5/01/47 (b)	1,219
400,000	Orange SA, 9.00%, 3/01/31	607
390,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	397
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,010
280,000	Verizon Communications Inc., 4.86%, 8/21/46	284
840,000	Verizon Communications Inc., 5.25%, 3/16/37	921
		9,491
Consumer Cyclical (5%)
800,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (b)	819
831,955	Continental Airlines 2007-1 Class B Pass Through Trust, 6.90%, 4/19/22	882
730,000	Ford Motor Co., 7.45%, 7/16/31	950
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,024
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	600

Principal or Shares	Security Description	Value (000)

400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	$411
1,200,000	General Motors Co., 6.75%, 4/01/46	1,474
500,000	General Motors Financial Co. Inc., 3.20%, 7/13/20	512
475,000	General Motors Financial Co. Inc., 3.70%, 5/09/23	487
1,000,000	General Motors Financial Co. Inc., 4.35%, 1/17/27	1,030
2,150,000	ZF North America Capital Inc. 144A, 4.50%, 4/29/22 (b)	2,255
		10,444
Consumer Non-Cyclical (8%)
600,000	Amgen Inc., 5.65%, 6/15/42	741
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,433
955,000	BAT Capital Corp. 144A, 2.76%, 8/15/22 (b)	957
1,075,000	BAT Capital Corp. 144A, 3.56%, 8/15/27 (b)	1,080
350,000	Becton Dickinson and Co., 2.89%, 6/06/22	351
1,335,000	Becton Dickinson and Co., 3.70%, 6/06/27	1,347
135,000	Block Financial LLC, 4.13%, 10/01/20	140
700,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	709
110,000	Dignity Health, 3.13%, 11/01/22	110
740,000	Dignity Health, 4.50%, 11/01/42	706
1,500,000	Land O’ Lakes Inc. 144A, 7.25% (b)(c)	1,624
650,000	Mallinckrodt International Finance SA, 3.50%, 4/15/18	652
570,000	Mylan NV, 3.95%, 6/15/26	570
550,000	Mylan NV, 5.25%, 6/15/46	580
1,250,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,253
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	222
945,000	Pfizer Inc., 7.20%, 3/15/39	1,440
1,050,000	Reckitt Benckiser Treasury Services PLC 144A, 2.75%, 6/26/24 (b)	1,034
640,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	636
590,000	Sigma Alimentos SA de CV 144A, 4.13%, 5/02/26 (b)	592
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	337
		16,514
Electric (5%)
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (b)	1,146
250,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	328
650,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (b)	665
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,038
650,000	Duke Energy Corp., 3.75%, 9/01/46	634
1,700,000	Enel Finance International NV 144A, 3.63%, 5/25/27 (b)	1,702
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	518
1,250,000	FirstEnergy Corp., 4.85%, 7/15/47	1,353
740,000	Fortis Inc./Canada, 3.06%, 10/04/26	720

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (b)	$1,174
385,956	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (b)	371
		9,649
Energy (21%)
339,729	Alliance Pipeline LP/United States 144A, 7.00%, 12/31/19 (b)	350
935,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	962
900,000	Cenovus Energy Inc., 3.00%, 8/15/22	892
1,405,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,673
1,850,000	Cheniere Energy Partners LP 144A, 5.25%, 10/01/25 (b)	1,910
960,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	966
850,000	ConocoPhillips, 6.50%, 2/01/39	1,168
950,000	Diamond Offshore Drilling Inc., 7.88%, 8/15/25 (d)	1,020
175,000	Enable Midstream Partners LP, 4.40%, 3/15/27	179
835,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,109
350,000	Enbridge Energy Partners LP, 7.50%, 4/15/38	453
350,000	Encana Corp., 5.15%, 11/15/41	370
985,000	Encana Corp., 7.38%, 11/01/31	1,259
1,200,000	Energy Transfer Equity LP, 4.25%, 3/15/23	1,224
1,000,000	Energy Transfer LP, 4.15%, 10/01/20	1,045
550,000	Energy Transfer LP, 6.50%, 2/01/42	633
1,365,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	1,425
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (a)(c)	1,513
1,365,000	EQT Corp., 3.90%, 10/01/27	1,359
650,000	Gulf South Pipeline Co. LP, 4.00%, 6/15/22	675
1,000,000	Hess Corp., 7.30%, 8/15/31	1,209
355,000	Kerr-McGee Corp., 6.95%, 7/01/24	423
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	877
800,000	Kinder Morgan Inc./DE, (3 mo. LIBOR US + 1.280%) 2.64%, 1/15/23 (a)	812
250,000	Kinder Morgan Inc./DE 144A, 5.00%, 2/15/21 (b)	269
555,000	Marathon Oil Corp., 3.85%, 6/01/25	561
600,000	MPLX LP, 4.88%, 12/01/24	653
660,000	MPLX LP, 5.20%, 3/01/47	709
1,650,000	Nabors Industries Inc., 5.50%, 1/15/23 (d)	1,582
375,000	Noble Holding International Ltd., 7.75%, 1/15/24 (d)	337
275,000	ONEOK Inc., 4.25%, 2/01/22	287
800,000	ONEOK Partners LP, 6.65%, 10/01/36	971
700,000	Petro-Canada, 7.88%, 6/15/26	893
2,000,000	Plains All American Pipeline LP, (3 mo. LIBOR USD + 4.110%) 6.13%, (a)(c)	2,044
1,485,000	Rowan Companies Inc., 4.75%, 1/15/24	1,325
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	434
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	505
810,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	913
350,000	Suncor Energy Inc., 6.85%, 6/01/39	488

Principal or Shares	Security Description	Value (000)

900,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47	$917
2,000,000	Transocean Inc., 7.50%, 4/15/31 (d)	1,795
350,000	Valero Energy Corp., 6.63%, 6/15/37	451
430,000	Valero Energy Partners LP, 4.38%, 12/15/26	450
965,000	Western Gas Partners LP, 5.45%, 4/01/44	1,025
700,000	Williams Cos. Inc., 3.70%, 1/15/23	710
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	2,124
		42,949
Financial Services (6%)
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	991
875,000	Ares Capital Corp., 3.63%, 1/19/22	885
500,000	Ares Capital Corp., 4.88%, 11/30/18	514
975,000	Brookfield Finance Inc., 4.70%, 9/20/47	1,001
750,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (b)	772
825,000	Discover Financial Services, 4.10%, 2/09/27	848
640,000	FS Investment Corp., 4.25%, 1/15/20	655
1,185,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19 (b)	1,179
1,400,000	KKR Group Finance Co. III LLC 144A, 5.13%, 6/01/44 (b)	1,534
1,500,000	Nationwide Building Society 144A, (USD Swap Rate 11:00 am NY 1 + 1.849%) 4.13%, 10/18/32 (a)(b)	1,503
1,100,000	ORIX Corp., 2.90%, 7/18/22	1,104
1,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (b)	1,054
1,060,000	SLM Corp., 5.13%, 4/05/22	1,101
250,000	Synchrony Financial, 2.70%, 2/03/20	252
250,000	Synchrony Financial, 3.75%, 8/15/21	259
		13,652
Insurance (7%)
800,000	American Financial Group Inc./OH, 4.50%, 6/15/47	839
700,000	Aon Corp., 6.25%, 9/30/40	915
1,700,000	Athene Global Funding 144A, (3 mo. LIBOR US + 1.230%) 2.56%, 7/01/22 (a)(b)	1,725
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,081
750,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (b)	776
1,400,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,512
142,000	Massachusetts Mutual Life Insurance Co. 144A, 8.88%, 6/01/39 (b)	232
800,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	1,346
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (b)	709
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	762
2,000,000	Prudential Financial Inc., (3 mo. LIBOR USD + 2.380%) 4.50%, 9/15/47 (a)	2,026
690,000	Sirius International Group Ltd. 144A, 4.60%, 11/01/26 (b)	677
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (b)	626

Annual Report   43

Principal or Shares	Security Description	Value (000)

670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	$920
		14,146
Real Estate Investment Trust (5%)
625,000	Digital Realty Trust LP, 3.40%, 10/01/20	644
1,150,000	EPR Properties, 4.50%, 6/01/27	1,168
475,000	Healthcare Trust of America Holdings LP, 2.95%, 7/01/22	478
440,000	Kimco Realty Corp., 3.40%, 11/01/22	453
1,300,000	Sabra Health Care LP, 5.13%, 8/15/26	1,332
1,265,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	1,269
975,000	Select Income REIT, 4.25%, 5/15/24	989
470,000	Select Income REIT, 4.50%, 2/01/25	481
700,000	Senior Housing Properties Trust, 3.25%, 5/01/19	707
230,000	Senior Housing Properties Trust, 6.75%, 4/15/20	247
1,500,000	SL Green Operating Partnership LP, 3.25%, 10/15/22	1,506
725,000	Spirit Realty LP, 4.45%, 9/15/26	720
1,300,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	1,311
		11,305
Technology (4%)
1,175,000	Activision Blizzard Inc., 4.50%, 6/15/47	1,209
635,000	Dell International LLC / EMC Corp. 144A, 5.45%, 6/15/23 (b)	697
280,000	Dell International LLC / EMC Corp. 144A, 8.10%, 7/15/36 (b)	356
835,000	Dell International LLC / EMC Corp. 144A, 8.35%, 7/15/46 (b)	1,086
375,000	Dun & Bradstreet Corp., 4.25%, 6/15/20	388
325,000	NXP BV / NXP Funding LLC 144A, 4.13%, 6/15/20 (b)	339
1,000,000	Pitney Bowes Inc., 4.70%, 4/01/23	978
1,999,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24 (b)	2,024
1,700,000	VMware Inc., 3.90%, 8/21/27	1,706
		8,783
Total Corporate Bond (Cost - $196,278)		201,711
Foreign Government (1%)
850,000	Saudi Government International Bond 144A, 3.63%, 3/04/28 (b)
	(Cost - $840)	845
Investment Company (5%)
10,209,331	Payden Cash Reserves Money Market Fund *
	(Cost - $10,209)	10,209

Total Investments (Cost - $209,190) (104%)		214,628
Liabilities in excess of Other Assets (-4%)		(7,323)
Net Assets (100%)		$207,305

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Perpetual security with no stated maturity date.
(d)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $4,735 the total market value of the collateral held by the Fund is $4,877. Amounts in 000s.

44   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	51	Jun-18	$12,525	$(2)	$(2)
U.S. Ultra Bond Future	21	Dec-17	3,460	(71)	(71)

					(73)

Short Contracts:
90-Day Eurodollar Future	51	Sep-18	(12,515)	(2)	(2)
U.S. 10 Year Ultra Future	100	Dec-17	(13,392)	186	186
U.S. Treasury 5 Year Note Future	5	Dec-17	(586)	—	—

					184

Total Futures					$111

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$4,735
Non-cash Collateral[2]	(4,735)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   45

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Corporate Bond	43%
U.S. Treasury	14%
Mortgage Backed	13%
Foreign Government	8%
Asset Backed	7%
Other	15%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
500,000	Carlyle Global Market Strategies CLO 2016-1 Ltd. 144A, (3 mo. LIBOR US + 3.300%) 4.66%, 4/20/27 (a)(b)	$502
1,170,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR US + 1.230%) 2.55%, 6/09/30 (a)(b)	1,181
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR US + 2.350%) 3.67%, 6/09/30 (a)(b)	596
225,922	Colony American Homes 2014-2 144A, (1 mo. LIBOR US + 0.950%) 2.19%, 7/17/31 (a)(b)	227
954,419	Colony American Homes 2015-1 144A, (1 mo. LIBOR US + 1.200%) 2.44%, 7/17/32 (a)(b)	957
741,777	Countrywide Asset-Backed Certificates, 4.84%, 10/25/46 (c)	701
1,645,875	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR US + 1.250%) 2.62%, 7/25/47 (a)(b)	1,652
299,250	Domino’s Pizza Master Issuer LLC 144A, 4.12%, 7/25/47 (b)	308
500,000	Eaton Vance CLO 2015-1 Ltd. 144A, (3 mo. LIBOR US + 4.200%) 5.56%, 10/20/26 (a)(b)	501
650,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	645
236,867	Invitation Homes 2014-SFR2 Trust 144A, (1 mo. LIBOR US + 1.100%) 2.34%, 9/17/31 (a)(b)	238
101,703	Invitation Homes 2014-SFR3 Trust 144A, (1 mo. LIBOR US + 1.200%) 2.44%, 12/17/31 (a)(b)	102
667,532	Invitation Homes 2015-SFR3 Trust 144A, (1 mo. LIBOR US + 1.300%) 2.54%, 8/17/32 (a)(b)	673
400,000	LCM XX LLC 144A, (3 mo. LIBOR US + 3.750%) 5.11%, 10/20/27 (a)(b)	404
500,000	LCM XXI LP 144A, (3 mo. LIBOR US + 3.500%) 4.86%, 4/20/28 (a)(b)	503

Principal or Shares	Security Description	Value (000)
1,500,000	Octagon Investment Partners 24 Ltd. 144A, (3 mo. LIBOR US + 0.900%) 2.25%, 5/21/27 (a)(b)	$1,508
500,000	Octagon Investment Partners 26 Ltd. 144A, (3 mo. LIBOR US + 3.350%) 4.71%, 4/15/27 (a)(b)	502
865,000	Springleaf Funding Trust 2017-A 144A, 2.68%, 7/15/30 (b)	864
841,500	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	859
1,600,000	Vibrant CLO VII Ltd. 144A, (3 mo. LIBOR US + 1.270%) 2.65%, 9/15/30 (a)(b)	1,607
358,396	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	359
800,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	812
Total Asset Backed (Cost - $15,583)		15,701
Bank Loans(d) (7%)
468,208	Albertson’s LLC Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 8/25/21	455
418,948	Allison Transmission Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.25%, 9/23/22	422
1,000,000	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 2.25%, 1/02/25	1,008
500,000	Berry Plastics Corp. Term Loan L 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 1/06/21	503
653,216	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 8/13/21	655
1,000,000	Caesars Growth Properties Holdings LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 10/02/24	1,008
486,214	CDW LLC/CDW Finance Corp. Term loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.34%, 8/17/23	490

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

483,750	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 6/24/21	$489
979,913	Eldorado Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 2.25%, 4/17/24	983
997,494	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.83%, 10/21/21	996
443,977	Libbey Glass Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.24%, 4/09/21	421
396,255	Michaels Stores Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 1/28/23	397
585,000	Petsmart Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.24%, 3/10/22	502
1,477,519	Revlon Consumer Products Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.74%, 9/07/23	1,282
483,966	Sabre Global Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 2/22/24	487
996,247	SFR Group SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 7/18/25	996
1,000,000	Sterigenics-Nordion Holding LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 5/15/22	1,002
1,090,955	Trinseo Materials Operating SCA Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 3.74%, 9/06/24	1,101
670,160	Vantiv LLC Term Loan B3 1L, (LIBOR USD 1-Month + 2.500%) 3.24%, 10/14/23	676
291,667	Visteon Corp. Term Loan B IL, (LIBOR USD 1-Month + 2.250%) 3.58%, 4/09/21	294
500,000	XPO Logistics Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.60%, 11/01/21	504
855,000	Zayo Group LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%) 3.25%, 1/19/24	859
Total Bank Loans (Cost - $15,772)		15,530
Corporate Bond (46%)
Financial (17%)
435,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/01/21	471
400,000	Aircastle Ltd., 5.50%, 2/15/22	432
200,000	Alexandria Real Estate Equities Inc., 2.75%, 1/15/20	202
410,000	Ally Financial Inc., 3.25%, 11/05/18	414
645,000	Ares Capital Corp., 3.50%, 2/10/23	639
185,000	Ares Capital Corp., 3.63%, 1/19/22	187
220,000	Athene Global Funding 144A, (3 mo. LIBOR US + 1.230%) 2.56%, 7/01/22 (a)(b)	223
1,045,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	1,052
950,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 2.37%, 7/21/21 (a)	950
645,000	Bank of America Corp., (3 mo. LIBOR USD + 1.021%) 2.88%, 4/24/23 (a)	649
475,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 2.70%, 9/09/18 (b)	478
270,000	Barclays PLC, 3.68%, 1/10/23	276
610,000	BPCE SA, (3 mo. LIBOR US + 0.880%) 2.20%, 5/31/22 (a)	617

Principal or Shares	Security Description	Value (000)

600,000	BPCE SA 144A, (3 mo. LIBOR US + 1.220%) 2.53%, 5/22/22 (a)(b)	$609
300,000	Capital One Bank USA NA, 2.30%, 6/05/19	301
360,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (b)	371
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%) 2.88%, 7/24/23 (a)	400
750,000	Citigroup Inc., 2.90%, 12/08/21	759
375,000	Citigroup Inc., 4.45%, 9/29/27	396
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%) 6.13%, (a)(e)	140
750,000	Citizens Bank NA/Providence RI, 2.55%, 5/13/21	754
510,000	Compass Bank, 2.88%, 6/29/22	507
750,000	Cooperatieve Rabobank UA, 4.63%, 12/01/23	813
900,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	936
415,000	Crown Castle International Corp., 2.25%, 9/01/21	412
400,000	Discover Bank, 3.10%, 6/04/20	408
425,000	Enstar Group Ltd., 4.50%, 3/10/22	438
850,000	Export-Import Bank of India, 3.88%, 10/02/19	874
770,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	832
250,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US + 1.270%) 2.60%, 3/28/22 (a)	254
740,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	743
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	647
235,000	FS Investment Corp., 4.25%, 1/15/20	240
705,000	General Motors Financial Co. Inc., (3 mo. LIBOR US + 1.550%) 2.91%, 1/14/22 (a)	721
400,000	General Motors Financial Co. Inc., 3.70%, 5/09/23	410
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%) 5.75%, (a)(e)(f)	524
1,135,000	Goldman Sachs Group Inc., (3 mo. LIBOR US + 1.110%) 2.48%, 4/26/22 (a)	1,150
530,000	HSBC USA Inc., 2.00%, 8/07/18	531
280,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.75%, 2/01/24	298
360,000	KeyCorp, 2.90%, 9/15/20	367
250,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	250
630,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	638
150,000	Macquarie Group Ltd. 144A, 3.00%, 12/03/18 (b)	152
600,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	602
235,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	235
980,000	Morgan Stanley, (3 mo. LIBOR US + 0.930%) 2.29%, 7/22/22 (a)	987
1,190,000	Morgan Stanley, (3 mo. LIBOR US + 1.220%) 2.62%, 5/08/24 (a)	1,211
800,000	Navient Corp., 5.00%, 10/26/20	826
400,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	406

Annual Report   47

Principal or Shares	Security Description	Value (000)

600,000	ORIX Corp., 2.90%, 7/18/22	$602
950,000	QBE Insurance Group Ltd. 144A, 2.40%, 5/01/18 (b)	952
580,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 144A, 4.88%, 6/01/23 (b)	600
600,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 1.470%) 2.79%, 5/15/23 (a)	606
500,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.480%) 3.50%, 5/15/23 (a)	504
600,000	Santander Holdings USA Inc., 2.65%, 4/17/20	604
850,000	Santander Holdings USA Inc. 144A, 3.70%, 3/28/22 (b)	871
250,000	Santander UK Group Holdings PLC, 3.57%, 1/10/23	256
168,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	168
350,000	Select Income REIT, 4.50%, 2/01/25	358
450,000	Senior Housing Properties Trust, 4.75%, 5/01/24	473
160,000	Senior Housing Properties Trust, 6.75%, 4/15/20	172
580,000	SLM Corp., 5.13%, 4/05/22	602
675,000	Sumitomo Mitsui Financial Group Inc., 2.78%, 7/12/22	677
245,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	245
150,000	Synchrony Financial, 3.75%, 8/15/21	155
455,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	459
1,000,000	VFH Parent LLC / Orchestra Co.-Issuer Inc. 144A, 6.75%, 6/15/22 (b)	1,042
165,000	Vornado Realty LP, 2.50%, 6/30/19	166
500,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	504
		36,748
Industrial (23%)
430,000	1011778 BC ULC / New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	440
850,000	Abbott Laboratories, 3.40%, 11/30/23	873
180,000	AbbVie Inc., 2.30%, 5/14/21	180
300,000	AbbVie Inc., 2.50%, 5/14/20	303
300,000	AbbVie Inc., 3.20%, 11/06/22	308
300,000	Albertsons Companies LLC / Safeway Inc. / New Albertson’s Inc. / Albertson’s LLC, 6.63%, 6/15/24	284
8,700,000	America Movil SAB de CV, 6.00%, 6/09/19 MXN (g)	443
212,233	American Airlines 2013-2 Class B Pass Through Trust 144A, 5.60%, 7/15/20 (b)	223
300,000	American Axle & Manufacturing Inc., 6.25%, 3/15/21 (f)	309
700,000	Amgen Inc., 3.63%, 5/15/22	732
700,000	Anglo American Capital PLC 144A, 3.63%, 9/11/24 (b)	705
400,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (b)	419
200,000	ARD Finance SA, 7.13%, 9/15/23	213

Principal or Shares	Security Description	Value (000)

800,000	AT&T Inc., 3.40%, 5/15/25	$791
600,000	AT&T Inc., 3.80%, 3/01/24	617
600,000	BAE Systems Holdings Inc. 144A, 2.85%, 12/15/20 (b)	607
350,000	Baidu Inc., 2.88%, 7/06/22	351
415,000	BAT Capital Corp. 144A, 2.76%, 8/15/22 (b)	416
410,000	BAT Capital Corp. 144A, 3.22%, 8/15/24 (b)	413
350,000	Baxalta Inc., 2.88%, 6/23/20	355
140,000	Becton Dickinson and Co., 2.89%, 6/06/22	140
280,000	Becton Dickinson and Co., 3.36%, 6/06/24	283
500,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	507
580,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	606
500,000	Braskem Finance Ltd., 6.45%, 2/03/24	573
300,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	312
750,000	Canadian Natural Resources Ltd., 2.95%, 1/15/23	755
300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 9/01/23	312
300,000	CenturyLink Inc., 6.45%, 6/15/21	318
400,000	CF Industries Inc., 6.88%, 5/01/18	410
200,000	Change Healthcare Holdings LLC / Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	205
560,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	608
145,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	146
430,000	CommScope Inc. 144A, 5.00%, 6/15/21 (b)	440
400,000	Continental Resources Inc./OK, 5.00%, 9/15/22	406
755,000	Danone SA 144A, 2.59%, 11/02/23 (b)	743
565,000	Darden Restaurants Inc., 6.80%, 10/15/37	742
300,000	DaVita Inc., 5.13%, 7/15/24	301
1,265,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (b)	1,331
800,000	Dell International LLC / EMC Corp. 144A, 5.45%, 6/15/23 (b)	878
165,000	Delta Air Lines Inc., 2.88%, 3/13/20	167
500,000	DISH DBS Corp., 5.88%, 11/15/24	501
300,000	Dole Food Co. Inc. 144A, 7.25%, 6/15/25 (b)	325
720,000	Dow Chemical Co., 3.50%, 10/01/24	746
450,000	GATX Corp., 2.50%, 3/15/19	452
410,000	Golden Nugget Inc. 144A, 8.75%, 10/01/25 (b)	422
500,000	HCA Inc., 5.88%, 5/01/23	537
270,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (b)	277
300,000	HPHT Finance 15 Ltd. 144A, 2.25%, 3/17/18 (b)	300
300,000	JC Penney Corp. Inc., 5.65%, 6/01/20 (f)	264
500,000	Keysight Technologies Inc., 3.30%, 10/30/19	507
400,000	L Brands Inc., 5.63%, 10/15/23 (f)	428
533,725	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	544
420,000	Level 3 Parent LLC, 5.75%, 12/01/22	433
470,000	LifePoint Health Inc., 5.50%, 12/01/21	479
235,000	Marathon Oil Corp., 3.85%, 6/01/25	238
560,000	Marathon Oil Corp., 4.40%, 7/15/27	576

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

530,000	Meritage Homes Corp., 5.13%, 6/06/27	$537
590,000	Mondelez International Holdings Netherlands BV 144A, 2.00%, 10/28/21 (b)	580
635,000	Mylan NV, 3.15%, 6/15/21	643
300,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	308
775,000	Nissan Motor Acceptance Corp. 144A, 2.15%, 7/13/20 (b)	774
800,000	Nokia OYJ, 4.38%, 6/12/27	802
1,050,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,052
600,000	NOVA Chemicals Corp. 144A, 5.25%, 6/01/27 (b)	614
440,000	NuStar Logistics LP, 5.63%, 4/28/27	465
430,000	Orange SA, 1.63%, 11/03/19	427
250,000	Orange SA, 9.00%, 3/01/31	380
500,000	Penske Automotive Group Inc., 5.38%, 12/01/24	515
475,000	Pernod Ricard SA 144A, 4.25%, 7/15/22 (b)	508
400,000	Pitney Bowes Inc., 4.70%, 4/01/23	391
620,000	QUALCOMM Inc., (3 mo. LIBOR US + 0.730%) 2.11%, 1/30/23 (a)	624
400,000	Reckitt Benckiser Treasury Services PLC 144A, 2.75%, 6/26/24 (b)	394
500,000	Regal Entertainment Group, 5.75%, 3/15/22	519
300,000	Revlon Consumer Products Corp., 5.75%, 2/15/21 (f)	259
600,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)	560
230,000	Ryder System Inc., 2.50%, 5/11/20	232
260,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24 (b)	263
555,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	552
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	456
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	874
275,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	279
400,000	SoftBank Group Corp. 144A, 4.50%, 4/15/20 (b)	414
480,000	Solvay Finance America LLC 144A, 3.40%, 12/03/20 (b)	494
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	394
500,000	Southwest Airlines Co., 2.75%, 11/06/19	507
290,000	Sprint Communications Inc, 6.00%, 11/15/22	305
300,000	Sprint Corp., 7.88%, 9/15/23	336
150,000	Tech Data Corp., 3.70%, 2/15/22	151
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	303
450,000	Tesco PLC 144A, 5.50%, 11/15/17 (b)	451
1,280,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,206
500,000	Thermo Fisher Scientific Inc., 3.30%, 2/15/22	516
500,000	Time Warner Cable LLC., 6.75%, 7/01/18	516
680,000	Time Warner Inc., 4.70%, 1/15/21	726
860,000	United Continental Holdings Inc., 5.00%, 2/01/24 (f)	877
1,000,000	United Rentals North America Inc., 4.63%, 10/15/25	1,026
600,000	United Rentals North America Inc., 5.88%, 9/15/26	656
600,000	Valeant Pharmaceuticals International Inc. 144A, 7.50%, 7/15/21 (b)	592

Principal or Shares	Security Description	Value (000)

800,000	VeriSign Inc., 4.75%, 7/15/27	$828
825,000	Verizon Communications Inc., 4.13%, 8/15/46	754
640,000	Verizon Communications Inc., 5.15%, 9/15/23	718
350,000	VMware Inc., 2.95%, 8/21/22	351
165,000	WestRock MWV LLC, 7.38%, 9/01/19	180
430,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	454
		51,957
Utility (6%)
815,000	Cenovus Energy Inc., 5.70%, 10/15/19	862
550,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	554
275,000	Comision Federal de Electricidad 144A, 4.88%, 5/26/21 (b)	294
700,000	Comision Federal de Electricidad 144A, 4.88%, 1/15/24 (b)	751
800,000	Dominion Energy Inc., 4.10%, 4/01/21	830
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	432
260,000	Enbridge Inc., 2.90%, 7/15/22	262
465,000	Encana Corp., 5.15%, 11/15/41	492
750,000	Energy Transfer Equity LP, 4.25%, 3/15/23	765
370,000	Energy Transfer LP / Regency Energy Finance Corp., 5.00%, 10/01/22	400
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	518
500,000	Enviva Partners LP / Enviva Partners Finance Corp., 8.50%, 11/01/21	539
615,000	EQT Corp., 3.00%, 10/01/22	613
725,000	KazMunayGas National Co. JSC 144A, 6.38%, 4/09/21 (b)	796
400,000	MEG Energy Corp. 144A, 6.50%, 1/15/25 (b)(f)	399
900,000	Nabors Industries Inc., 4.63%, 9/15/21	874
600,000	ONEOK Inc., 4.00%, 7/13/27	612
510,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	554
450,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	505
250,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	282
845,000	Sinopec Group Overseas Development 2012 Ltd. 144A, 3.90%, 5/17/22 (b)	886
300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.88%, 3/01/27	299
1,200,000	Transocean Inc. 144A, 9.00%, 7/15/23 (b)	1,308
		13,827
Total Corporate Bond (Cost - $101,752)		102,532
Foreign Government (8%)
930,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	1,015
650,000	Brazilian Government International Bond, 2.63%, 1/05/23	630
955,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (b)	1,056
910,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	1,009
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	482
950,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	1,036
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	570

Annual Report   49

Principal or Shares	Security Description	Value (000)

566,000	Hungary Government International Bond, 4.13%, 2/19/18	$570
460,000	Indonesia Government International Bond 144A, 5.88%, 3/13/20 (b)	499
355,000	Indonesia Government International Bond, 5.88%, 3/13/20 (h)	385
895,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (b)	1,031
645,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	667
800,000	Nigeria Government International Bond, 5.13%, 7/12/18 (h)	811
525,000	Panama Government International Bond, 5.20%, 1/30/20	564
520,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	531
560,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19 (b)	581
450,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	475
700,000	Republic of Belarus International Bond, 8.95%, 1/26/18	709
642,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (b)	741
665,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	655
1,000,000	Saudi Government International Bond 144A, 3.63%, 3/04/28 (b)	994
800,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	929
1,000,000	Serbia International Bond 144A, 4.88%, 2/25/20 (b)	1,043
450,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	481
450,000	Turkey Government International Bond, 5.63%, 3/30/21	475
1,000,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	1,091
Total Foreign Government (Cost - $18,574)		19,030
Mortgage Backed (14%)
176,841	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	152
199,237	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	173
318,826	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	242
463,272	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR US + 1.750%) 3.26%, 12/25/36 (a)	376
322,924	Banc of America Funding 2005-H Trust, 3.57%, 11/20/35 (c)	290
537,185	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	469
249,492	CHL Mortgage Pass-Through Trust 2004-29, 2.47%, 2/25/35 (c)	212

Principal or Shares	Security Description	Value (000)

244,836	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (b)(c)	$237
122,320	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	102
1,018,797	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.550%) 1.79%, 1/25/30 (a)	1,019
966,709	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.950%) 2.19%, 10/25/29 (a)	973
493,202	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 2.900%) 4.14%, 7/25/24 (a)	518
500,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 3.000%) 4.24%, 7/25/24 (a)	529
938,809	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 5.000%) 6.24%, 7/25/25 (a)	1,027
393,497	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 5.700%) 6.94%, 4/25/28 (a)	444
499,882	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 10.250%) 11.49%, 1/25/29 (a)	660
775,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 11.750%) 12.99%, 10/25/28 (a)	1,092
499,820	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 12.250%) 13.49%, 9/25/28 (a)	729
2,700,000	FN, 3.00%, 15YR TBA (i)	2,767
2,420,000	FN, 4.50%, 30YR TBA (i)	2,588
1,825,000	Freddie Mac Multifamily Structured Pass Through Certificates, 2.45%, 8/25/23	1,830
950,000	Freddie Mac Multifamily Structured Pass Through Certificates, 3.32%, 2/25/23 (c)	995
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 3.600%) 4.84%, 4/25/24 (a)	1,102
499,089	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 7.550%) 8.79%, 12/25/27 (a)	605
245,716	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 7.950%) 9.19%, 5/25/25 (a)	295
499,319	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 8.800%) 10.04%, 3/25/28 (a)	600
499,520	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 9.350%) 10.59%, 4/25/28 (a)	647
332,080	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 10.500%) 11.74%, 5/25/28 (a)	418
244,988	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 10.750%) 11.99%, 3/25/25 (a)	334
499,884	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 11.250%) 12.49%, 12/25/28 (a)	691
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 11.250%) 12.49%, 10/25/29 (a)	243

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

939,920	FREMF 2017-KF32 Mortgage Trust 144A, (1 mo. LIBOR US + 2.550%) 3.78%, 5/25/24 (a)(b)	$944
432,958	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR US + 0.350%) 1.59%, 3/25/35 (a)(b)	399
70,858	JP Morgan Mortgage Trust 2006-A4, 3.78%, 6/25/36 (c)	68
326,316	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(c)	331
546,713	JP Morgan Seasoned Mortgage Trust 2014-1 144A, (1 mo. LIBOR US + 0.500%) 1.74%, 5/25/33 (a)(b)	544
153,458	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(c)	160
142,490	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (b)(c)	147
572,397	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (b)(c)	593
1,065,640	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(c)	1,111
1,882,889	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR US + 1.500%) 2.74%, 6/25/57 (a)(b)	1,931
173,929	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	157
260,059	RFMSI Series 2006-SA2 Trust, 4.48%, 8/25/36 (c)	223
1,000,000	Seasoned Credit Risk Transfer Trust Series 2017-1 144A, 3.00%, 9/25/55 (b)(c)	968
596,087	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 10/25/47 (b)(c)	604
313,676	WaMu Mortgage Pass Through Certificates, 3.24%, 9/25/36 (c)	307
769,268	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.20%, 2/25/37 (c)	760
Total Mortgage Backed (Cost - $30,076)		31,606
Municipal (2%)
650,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/37 (b)	704
600,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (b)	603
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	281
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,566
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,103
Total Municipal (Cost - $4,205)		4,257
U.S. Treasury (15%)
3,710,000	U.S. Treasury Bill, 1.13%, 12/28/17 (j)	3,704
4,360,000	U.S. Treasury Note, 1.13%, 2/28/19	4,338
570,000	U.S. Treasury Note, 1.25%, 11/15/18 (k)	568
1,810,000	U.S. Treasury Note, 1.38%, 6/30/23	1,740
12,965,000	U.S. Treasury Note, 1.63%, 5/15/26	12,257
4,600,000	U.S. Treasury Note, 1.88%, 1/31/22	4,589
4,135,000	U.S. Treasury Note, 1.88%, 7/31/22	4,111

Principal or Shares	Security Description	Value (000)

2,790,000	US. Treasury Note, 2.25%, 8/15/27	$2,760
Total U.S. Treasury (Cost - $34,473)		34,067
Stocks (2%)
Master Limited Partnership (1%)
19,200	Enterprise Products Partners LP	470
7,400	Magellan Midstream Partners LP	508
11,700	Spectra Energy Partners LP	505
12,300	Williams Partners LP	456
		1,939
Preferred Stock (0%)
7,500	Bank of America Corp., 6.50%	201
6,650	BB&T Corp., 5.63% (f)	178
8,000	Charles Schwab Corp., 5.95%	219
4,050	Discover Financial Services, 6.50%	103
8,000	First Republic Bank, 5.50% (f)	206
3,840	Goldman Sachs Group Inc., 6.30%	105
3,550	US Bancorp, 6.50%	102
		1,114
Real Estate Investment Trust (1%)
4,600	CoreSite Realty Corp.	509
5,000	Crown Castle International Corp.	535
8,500	Prologis Inc.	549
2,300	Public Storage	477
2,360	Simon Property Group Inc.	367
		2,437
Total Stocks (Cost - $5,337)		5,490
Investment Company (4%)
8,774,931	Payden Cash Reserves Money Market Fund * (Cost - $8,775)	8,775
Purchased Put Swaptions (0%)
Total Purchased Put Swaptions (Cost - $74)		155
Total Investments, Before Options Written
(Cost - $234,621) (105%)		237,143
Written Options (0%)
Total Written Put Swaptions (Cost - $(74))		(176)
Total Investments (Cost - $234,547) (105%)		236,967
Liabilities in excess of Other Assets (-5%)		(11,324)
Net Assets (100%)		$225,643

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $2,258 and the total market value of the collateral held by the Fund is $2,335. Amounts in 000s.
(g)	Principal in foreign currency.
(h)	Security offered and sold outside the United States, and thus is exempt from

Annual Report   51

registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(i)	Security was purchased on a delayed delivery basis.
(j)	Yield to maturity at time of purchase.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Put Swaptions 0.0%
3 Year Interest Rate Swap, 3/15/21, Pay Fixed 1.756% Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$17,700	03/12/2018	$155	Put

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Written Put Swaptions 0.0%
3 Year Interest Rate Swap, 3/15/21, Received Fixed 1.938% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	Barclays Bank PLC	$35,400	03/12/2018	$(176)	Put

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 3,642	JPY 406,500	Bank of America N.A.	12/19/2017	$58
USD 527	TRY 1,984	Bank of America N.A.	01/16/2018	16
USD 2,340	EUR 1,979	Barclays Bank PLC	11/20/2017	32
USD 2,335	CHF 2,232	Barclays Bank PLC	11/20/2017	94
USD 497	MXN 8,940	Credit Suisse First Boston International	12/18/2017	34
USD 2,395	NOK 18,796	HSBC Bank USA, N.A.	12/15/2017	91
USD 2,378	CAD 2,902	HSBC Bank USA, N.A.	12/15/2017	127
USD 2,415	EUR 2,025	HSBC Bank USA, N.A.	01/29/2018	44

				496

Liabilities:
BRL 1,647	USD 513	State Street Bank & Trust Co.	11/16/2017	(11)
CAD 2,902	USD 2,329	HSBC Bank USA, N.A.	12/15/2017	(78)
CHF 2,232	USD 2,277	Barclays Bank PLC	11/20/2017	(37)
EUR 3,075	USD 3,643	Bank of America N.A.	12/19/2017	(51)
EUR 1,979	USD 2,333	Barclays Bank PLC	11/20/2017	(25)
IDR 15,186,000	USD 1,101	Barclays Bank PLC	04/24/2018	(2)
MYR 4,772	USD 1,126	Barclays Bank PLC	01/30/2018	(2)
NOK 18,796	USD 2,386	HSBC Bank USA, N.A.	12/15/2017	(82)
NOK 18,768	USD 2,402	HSBC Bank USA, N.A.	01/29/2018	(99)
RUB 62,490	USD 1,061	HSBC Bank USA, N.A.	01/16/2018	(6)
TRY 1,984	USD 524	Bank of America N.A.	01/16/2018	(12)

				(405)

Net Unrealized Appreciation (Depreciation)				$91

52   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	63	Jun-18	$15,472	$(10)	$(10)
U.S. 10 Year Ultra Future	24	Dec-17	3,214	(12)	(12)
U.S. Treasury 5 Year Note Future	66	Dec-17	7,734	(75)	(75)

					(97)

Short Contracts:
90-Day Eurodollar Future	63	Sep-18	(15,459)	6	6
Euro-Bund Future	37	Dec-17	(7,014)	(72)	(72)
U.S. Long Bond Future	6	Dec-17	(915)	17	17
U.S. Treasury 10 Year Note Future	60	Dec-17	(7,496)	94	94

					45

Total Futures					$(52)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,258
Non-cash Collateral[2]	(2,258)

Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

Annual Report   53

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Corporate	28%
Mortgage Backed	26%
Asset Backed	23%
Foregin Government	11%
U.S. Treasury	7%
Other	5%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Asset Backed (23%)
635,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR US + 1.050%) 2.41%, 7/15/27 (a)(b)	$639
300,000	Apidos CLO 144A, (3 mo. LIBOR US + 3.800%) 5.16%, 10/20/27 (a)(b)	303
550,000	Babson CLO Ltd. 144A, (3 mo. LIBOR US + 3.450%) 4.81%, 4/20/27 (a)(b)	554
450,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%) 0.85%, 4/15/30 EUR (a)(b)(c)	529
450,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 0.850%) 0.00%, 7/15/30 EUR (a)(b)(c)	524
350,000	BlueMountain CLO 2014-2 Ltd. 144A, (3 mo. LIBOR US + 0.930%) 2.29%, 7/20/26 (a)(b)	352
500,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo. LIBOR US + 1.350%) 2.67%, 11/30/26 (a)(b)	504
600,000	Carlyle Global Market Strategies CLO 2015-1 Ltd. 144A, (3 mo. LIBOR US + 1.000%) 2.36%, 4/20/27 (a)(b)	604
250,000	Carlyle Global Market Strategies CLO 2015-2 Ltd. 144A, (3 mo. LIBOR US + 1.470%) 2.84%, 4/27/27 (a)(b)	252
450,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%) 0.73%, 9/21/29 EUR (a)(b)(c)	528
610,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR US + 1.230%) 2.55%, 6/09/30 (a)(b)	616
629,777	Cent CLO LP 144A, (3 mo. LIBOR US + 1.120%) 2.48%, 7/23/25 (a)(b)	632
380,000	CIFC Funding 2014-III Ltd. 144A, (3 mo. LIBOR US + 0.950%) 2.31%, 7/22/26 (a)(b)	382
380,000	CIFC Funding 2014-V Ltd. 144A, (3 mo. LIBOR US + 1.400%) 2.75%, 1/17/27 (a)(b)	380
175,931	Colony American Homes 2014-1 144A, (1 mo. LIBOR US + 1.150%) 2.39%, 5/17/31 (a)(b)	177

Principal or Shares	Security Description	Value (000)

338,883	Colony American Homes 2014-2 144A, (1 mo. LIBOR US + 0.950%) 2.19%, 7/17/31 (a)(b)	$340
162,251	Colony American Homes 2015-1 144A, (1 mo. LIBOR US + 1.200%) 2.44%, 7/17/32 (a)(b)	163
577,214	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR US + 1.250%) 2.49%, 12/17/33 (a)(b)	583
1,019,944	Countrywide Asset-Backed Certificates, 4.84%, 10/25/46 (d)	964
897,750	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR US + 1.250%) 2.62%, 7/25/47 (a)(b)	901
897,750	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	894
670,000	Drive Auto Receivables Trust 2016-B 144A, 4.53%, 8/15/23 (b)	694
520,000	Dryden 31 Senior Loan Fund 144A, (3 mo. LIBOR US + 1.080%) 2.43%, 4/18/26 (a)(b)	522
450,000	Dryden 31 Senior Loan Fund 144A, (3 mo. LIBOR US + 3.350%) 4.70%, 4/18/26 (a)(b)	453
650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%) 0.87%, 10/15/31 EUR (a)(b)(c)	757
590,000	First Investors Auto Owner Trust 2016-1 144A, 4.70%, 4/18/22 (b)	608
246,341	Invitation Homes 2014-SFR2 Trust 144A, (1 mo. LIBOR US + 1.100%) 2.34%, 9/17/31 (a)(b)	247
291,378	Invitation Homes 2015-SFR2 Trust 144A, (1 mo. LIBOR US + 1.350%) 2.59%, 6/17/32 (a)(b)	292
600,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR US + 0.950%) 2.31%, 4/21/25 (a)(b)	603
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR US + 1.450%) 2.81%, 4/21/25 (a)(b)	251
250,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR US + 1.110%) 2.47%, 1/19/25 (a)(b)	250

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

480,000	Madison Park Funding XIV Ltd. 144A, (3 mo. LIBOR US + 1.120%) 2.48%, 7/20/26 (a)(b)	$483
400,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR US + 1.500%) 2.87%, 7/25/26 (a)(b)	400
520,000	Octagon Investment Partners 24 Ltd. 144A, (3 mo. LIBOR US + 0.900%) 2.25%, 5/21/27 (a)(b)	523
250,000	Octagon Investment Partners 24 Ltd. 144A, (3 mo. LIBOR US + 1.350%) 2.70%, 5/21/27 (a)(b)	250
400,000	Octagon Investment Partners XVII Ltd. 144A, (3 mo. LIBOR US + 1.000%) 2.37%, 10/25/25 (a)(b)	403
450,000	OHA Credit Partners XI Ltd. 144A, (3 mo. LIBOR US + 4.300%) 5.66%, 10/20/28 (a)(b)	457
450,000	Prestige Auto Receivables Trust 2016-1 144A, 5.15%, 11/15/21 (b)	465
450,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR US + 0.920%) 2.28%, 10/20/27 (a)(b)	450
500,000	Springleaf Funding Trust 2017-A 144A, 2.68%, 7/15/30 (b)	499
597,816	Starwood Waypoint Homes 2017-1 Trust 144A, (1 mo. LIBOR US + 0.950%) 2.19%, 1/17/35 (a)(b)	600
792,000	Taco Bell Funding LLC 144A, 3.83%, 5/25/46 (b)	808
720,000	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR US + 1.160%) 2.52%, 10/20/26 (a)(b)	721
250,000	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR US + 0.870%) 2.23%, 10/15/27 (a)(b)	250
370,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR US + 1.080%) 2.44%, 7/15/26 (a)(b)	372
900,000	Vibrant CLO VII Ltd. 144A, (3 mo. LIBOR US + 1.270%) 2.65%, 9/15/30 (a)(b)	904
59,996	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	60
82,707	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	83
625,000	Westlake Automobile Receivables Trust 2016-1 144A, 4.55%, 9/15/21 (b)	636
250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	254
Total Asset Backed (Cost - $23,933)		24,116
Bank Loans(e) (3%)
150,000	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.00%, 10/06/23	151
350,000	Berry Plastics Corp. Term Loan L 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 1/06/21	352
401,261	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 8/13/21	402
423,550	Charter Communications Operating LLC Term Loan H 1L, (LIBOR USD 1-Month + 2.000%) 3.25%, 1/15/22	426
340,327	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 6/24/21	344
400,000	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.750%) 5.07%, 5/10/24	404

Principal or Shares	Security Description	Value (000)

418,941	Golden Nugget Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.250%) 4.52%, 10/04/23	424
227,572	Michaels Stores Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 1/28/23	228
292,450	Sabre Global Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 2/22/24	294
205,193	Visteon Corp. Term Loan B IL, (LIBOR USD 1-Month + 2.250%) 3.58%, 4/09/21	207
Total Bank Loans (Cost - $3,205)		3,232
Corporate Bond (29%)
150,000	1011778 BC ULC / New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	154
440,000	AbbVie Inc., 2.50%, 5/14/20	444
300,000	Activision Blizzard Inc., 2.60%, 6/15/22	300
290,000	Aircastle Ltd., 4.63%, 12/15/18	298
300,000	Alimentation Couche-Tard Inc. 144A, 2.70%, 7/26/22 (b)	300
85,000	Allergan Funding SCS, 3.00%, 3/12/20	86
200,000	Ally Financial Inc., 3.25%, 11/05/18	202
90,000	Ally Financial Inc., 4.25%, 4/15/21	94
210,000	Amgen Inc., 2.13%, 5/01/20	210
250,000	Amgen Inc., 2.65%, 5/11/22	251
540,000	ANZ New Zealand International Ltd./London 144A, 2.25%, 2/01/19 (b)	542
350,000	Ares Capital Corp., 3.50%, 2/10/23	347
100,000	Arizona Public Service Co., 2.20%, 1/15/20	100
550,000	AT&T Inc., 2.85%, 2/14/23	547
290,000	AT&T Inc., 3.20%, 3/01/22	295
270,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	280
150,000	AutoZone Inc., 2.50%, 4/15/21	150
100,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%) 2.37%, 7/21/21 (a)	100
440,000	Bank of America Corp., (3 mo. LIBOR USD + 1.160%) 3.12%, 1/20/23 (a)	447
550,000	BAT Capital Corp. 144A, (3 mo. LIBOR US + 0.880%) 2.20%, 8/15/22 (a)(b)	556
200,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	202
350,000	BNZ International Funding Ltd./London 144A, 2.40%, 2/21/20 (b)	351
250,000	BPCE SA, (3 mo. LIBOR US + 0.880%) 2.20%, 5/31/22 (a)	253
300,000	BPCE SA 144A, (3 mo. LIBOR US + 1.220%) 2.53%, 5/22/22 (a)(b)	304
450,000	Cardinal Health Inc., 2.62%, 6/15/22	447
500,000	Celgene Corp., 2.75%, 2/15/23	500
250,000	Celgene Corp., 3.45%, 11/15/27	250
200,000	Celgene Corp., 4.35%, 11/15/47	199
200,000	Cenovus Energy Inc., 5.70%, 10/15/19	212
100,000	Cheniere Energy Partners LP 144A, 5.25%, 10/01/25 (b)	103
580,000	Citigroup Inc., 2.05%, 12/07/18	581
350,000	Citigroup Inc., (3 mo. LIBOR US + 1.100%) 2.41%, 5/17/24 (a)	354
750,000	Citigroup Inc., 2.70%, 10/27/22	747

Annual Report   55

Principal or Shares	Security Description	Value (000)

250,000	Citizens Bank NA/Providence RI, 2.20%, 5/26/20	$249
350,000	CNOOC Finance 2012 Ltd. 144A, 3.88%, 5/02/22 (b)	366
400,000	Constellation Brands Inc., 2.25%, 11/06/20	399
360,000	Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.13%, 4/29/18	366
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	170
265,000	CSC Holdings LLC, 8.63%, 2/15/19	285
400,000	Daimler Finance North America LLC 144A, 2.30%, 1/06/20 (b)	402
350,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (b)	368
170,000	DISH DBS Corp., 4.25%, 4/01/18	172
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	371
420,000	Dominion Energy Inc., 2.50%, 12/01/19	423
450,000	eBay Inc., (3 mo. LIBOR US + 0.870%) 2.25%, 1/30/23 (a)	453
80,000	Electronic Arts Inc., 3.70%, 3/01/21	83
150,000	ERAC USA Finance LLC 144A, 2.80%, 11/01/18 (b)	151
250,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	261
250,000	FirstEnergy Corp., 2.85%, 7/15/22	250
450,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	454
200,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	201
340,000	General Motors Financial Co. Inc., (3 mo. LIBOR US + 1.310%) 2.64%, 6/30/22 (a)	345
660,000	Gilead Sciences Inc., 2.55%, 9/01/20	669
200,000	Goldman Sachs Group Inc., (3 mo. LIBOR US + 1.000%) 2.36%, 7/24/23 (a)	201
450,000	Goldman Sachs Group Inc., (3 mo. LIBOR US + 1.050%) 2.37%, 6/05/23 (a)	454
270,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	272
300,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	310
180,000	Hyundai Capital America 144A, 2.40%, 10/30/18 (b)	180
275,000	International Lease Finance Corp., 3.88%, 4/15/18	278
130,000	International Lease Finance Corp., 5.88%, 4/01/19	137
520,000	JPMorgan Chase & Co., 2.25%, 1/23/20	523
60,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.935%) 2.78%, 4/25/23 (a)	60
300,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 0.810%) 2.91%, 11/07/23 (a)	300
400,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD + 1.205%) 3.57%, 11/07/28 (a)	400
250,000	Manufacturers & Traders Trust Co., 2.10%, 2/06/20	250
250,000	Manufacturers & Traders Trust Co., 2.50%, 5/18/22	251
150,000	Markel Corp., 3.50%, 11/01/27	150
150,000	Markel Corp., 4.30%, 11/01/47	150
100,000	McCormick & Co. Inc./MD, 2.70%, 8/15/22	101

Principal or Shares	Security Description	Value (000)

250,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (b)	$267
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	417
240,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	240
350,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	354
100,000	Morgan Stanley, (3 mo. LIBOR US + 0.800%) 2.11%, 2/14/20 (a)	100
350,000	Morgan Stanley, (3 mo. LIBOR US + 0.930%) 2.29%, 7/22/22 (a)	353
450,000	Morgan Stanley, 2.80%, 6/16/20	457
320,000	National Australia Bank Ltd. 144A, 2.40%, 12/09/19 (b)	323
200,000	Nordea Bank AB 144A, 2.13%, 5/29/20 (b)	200
605,000	Philip Morris International Inc., 3.13%, 3/02/28	601
100,000	Public Storage, 2.37%, 9/15/22	99
250,000	Regal Entertainment Group, 5.75%, 3/15/22	259
150,000	Regions Financial Corp., 2.75%, 8/14/22	150
250,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	280
380,000	Seagate HDD Cayman, 3.75%, 11/15/18	387
300,000	Sherwin-Williams Co., 2.25%, 5/15/20	301
320,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.25%, 9/13/20 (b)	318
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	345
300,000	Southern Co., 2.75%, 6/15/20	305
340,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	320
300,000	Thermo Fisher Scientific Inc., 2.40%, 2/01/19	302
150,000	Time Warner Inc., 2.10%, 6/01/19	150
450,000	UBS Group Funding Switzerland AG 144A, (3 mo. LIBOR US + 0.950%) 2.27%, 8/15/23 (a)(b)	452
90,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	93
390,000	Verizon Communications Inc., 3.13%, 3/16/22	399
350,000	Visa Inc., 2.20%, 12/14/20	353
250,000	Wells Fargo & Co., 2.63%, 7/22/22	250
380,000	Wells Fargo & Co., 3.07%, 1/24/23	385
210,000	Westpac Banking Corp., 2.60%, 11/23/20	213
420,000	William Wrigley Jr Co. 144A, 2.90%, 10/21/19 (b)	426
Total Corporate Bond (Cost - $29,578)		29,760
Foreign Government (12%)
200,000	Abu Dhabi Government International Bond 144A, 2.50%, 10/11/22 (b)	199
660,000	Argentine Republic Government International Bond, 3.88%, 1/15/22 EUR (c)	797
250,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (b)	253
310,000	Croatia Government International Bond 144A, 6.75%, 11/05/19 (b)	335
550,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	610
400,000	Georgia Government International Bond, 6.88%, 4/12/21 (f)	448
300,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	327

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	$342
760,000	Hungary Government International Bond, 6.25%, 1/29/20	825
400,000	Indonesia Government International Bond, 4.88%, 5/05/21 (f)	431
335,000,000	Japan Treasury Discount Bill, 0.00%, 1/15/18 JPY (c)(g)	2,947
400,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	413
390,000	Nigeria Government International Bond, 5.13%, 7/12/18 (f)	396
200,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (b)	211
500,000	Republic of Belarus International Bond, 8.95%, 1/26/18	506
400,000	Republic of South Africa Government International Bond, 5.50%, 3/09/20	424
690,000	Romanian Government International Bond, 6.75%, 2/07/22 (f)	797
290,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	337
300,000	Serbia International Bond 144A, 5.88%, 12/03/18 (b)	311
300,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	321
200,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (b)	216
400,000	Turkey Government International Bond, 5.63%, 3/30/21	422
300,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	327
Total Foreign Government (Cost - $12,036)		12,195
Mortgage Backed (26%)
745,205	Alternative Loan Trust 2005-56, (1 mo. LIBOR US + 0.730%) 1.97%, 11/25/35 (a)	736
238,790	Alternative Loan Trust 2006-45T1, 6.00%, 2/25/37	182
246,550	Alternative Loan Trust 2006-HY11, (1 mo. LIBOR US + 0.120%) 1.36%, 6/25/36 (a)	219
901,266	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	766
223,057	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR US + 1.750%) 3.26%, 12/25/36 (a)	181
204,736	Banc of America Funding 2005-H Trust, 3.57%, 11/20/35 (d)	184
234,351	Bear Stearns ALT-A Trust 2006-6, 3.85%, 11/25/36 (d)	219
167,888	Bear Stearns ARM Trust 2007-3, 3.67%, 5/25/47 (d)	161
239,512	CHL Mortgage Pass-Through Trust 2004-29, 2.47%, 2/25/35 (d)	203
182,105	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.25%, 3/20/36 (d)	158
280,395	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.41%, 2/25/47 (d)	254

Principal or Shares	Security Description	Value (000)

450,000	Cosmopolitan Hotel Trust 2016-COSMO 144A, (1 mo. LIBOR US + 1.400%) 2.64%, 11/15/33 (a)(b)	$453
270,341	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 4/25/43 (b)(d)	265
159,144	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (b)(d)	154
471,918	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (d)	445
270,754	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (d)	257
135,540	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	129
289,657	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 0.850%) 2.09%, 11/25/29 (a)	291
717,482	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 1.150%) 2.39%, 9/25/29 (a)	724
772,418	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 1.300%) 2.54%, 4/25/29 (a)	782
466,926	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 1.300%) 2.54%, 7/25/29 (a)	472
330,330	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 4.000%) 5.24%, 5/25/25 (a)	354
350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 4.250%) 5.49%, 1/25/29 (a)	390
315,478	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 4.550%) 5.79%, 2/25/25 (a)	337
222,873	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 5.000%) 6.24%, 7/25/25 (a)	246
140,821	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 5.000%) 6.24%, 7/25/25 (a)	154
442,684	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 5.700%) 6.94%, 4/25/28 (a)	499
400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 6.000%) 7.24%, 9/25/28 (a)	463
285,574	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 3.21%, 9/25/36 (d)	266
187,425	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	152
348,191	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 0.750%) 1.99%, 3/25/30 (a)	349
517,369	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 7/25/29 (a)	524
332,238	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 8/25/29 (a)	336
1,615,770	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.200%) 2.44%, 10/25/29 (a)	1,637
543,855	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 1.650%) 2.89%, 4/25/24 (a)	552

Annual Report   57

Principal or Shares	Security Description	Value (000)

400,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 2.350%)
	3.59%, 4/25/30 (a)	$400
350,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 2.500%)
	3.74%, 3/25/30 (a)	354
439,962	FREMF 2017-KF32 Mortgage Trust 144A, (1
	mo. LIBOR US + 2.550%) 3.78%, 5/25/24 (a)(b)	442
357,468	GreenPoint MTA Trust 2005-AR1, (1 mo.
	LIBOR US + 0.440%) 1.68%, 6/25/45 (a)	337
204,547	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR US + 0.350%)
	1.59%, 3/25/35 (a)(b)	189
282,041	GSMPS Mortgage Loan Trust 2005-RP3 144A,
	(1 mo. LIBOR US + 0.350%)
	1.59%, 9/25/35 (a)(b)	247
120,672	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR US + 0.860%) 2.10%, 8/25/29 (a)	116
209,876	JP Morgan Mortgage Trust 2006-A3,
	3.34%, 5/25/36 (d)	208
184,473	JP Morgan Mortgage Trust 2006-A3,
	3.34%, 5/25/36 (d)	183
136,323	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (b)(d)	138
476,849	Merrill Lynch Mortgage Backed Securities Trust
	Series 2007-2, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 2.400%)
	3.71%, 8/25/36 (a)	468
509,941	New Residential Mortgage Loan Trust 2014-2
	144A, 3.75%, 5/25/54 (b)(d)	522
157,038	New Residential Mortgage Loan Trust 2014-3
	144A, 5.67%, 11/25/54 (b)(d)	171
71,245	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (b)(d)	74
192,873	New Residential Mortgage Loan Trust 2015-2
	144A, 3.75%, 8/25/55 (b)(d)	200
252,192	New Residential Mortgage Loan Trust 2016-1
	144A, 3.75%, 3/25/56 (b)(d)	261
562,175	New Residential Mortgage Loan Trust 2016-4
	144A, 3.75%, 11/25/56 (b)(d)	580
540,480	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(d)	562
399,048	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(d)	416
706,083	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR US + 1.500%)
	2.74%, 6/25/57 (a)(b)	724
79,760	Provident Funding Mortgage Loan Trust 2005-2,
	3.63%, 10/25/35 (d)	80
276,114	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	264
619,622	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.08%, 8/20/56 GBP (a)(b)(c)	827
80,278	Sequoia Mortgage Trust, (1 mo. LIBOR US
	+ 0.800%) 2.04%, 10/20/27 (a)	79

Principal or Shares	Security Description	Value (000)

476,669	Sequoia Mortgage Trust 2007-1,
	3.28%, 2/20/47 (d)	$429
546,413	Sequoia Mortgage Trust 2017-CH1 144A,
	3.50%, 10/25/47 (b)(d)	554
1,217,328	Structured Asset Mortgage Investments II Trust
	2006-AR7, (1 mo. LIBOR US + 0.210%)
	1.45%, 8/25/36 (a)	1,101
575,974	WaMu Mortgage Pass-Through Certificates, (1
	mo. LIBOR US + 0.280%) 1.52%, 11/25/45 (a)	543
74,669	WaMu Mortgage Pass-Through Certificates, (1
	mo. LIBOR US + 0.290%) 1.53%, 10/25/45 (a)	75
142,604	WaMu Mortgage Pass-Through Certificates, (1
	mo. LIBOR US + 0.290%) 1.53%, 12/25/45 (a)	141
479,925	WaMu Mortgage Pass-Through Certificates, (1
	mo. LIBOR US + 0.610%) 1.85%, 8/25/45 (a)	386
97,046	WaMu Mortgage Pass-Through Certificates,
	2.82%, 6/25/37 (d)	94
913,607	WaMu Mortgage Pass-Through Certificates,
	3.18%, 7/25/37 (d)	847
200,114	WaMu Mortgage Pass-Through Certificates,
	3.22%, 8/25/46 (d)	190
92,258	WaMu Mortgage Pass-Through Certificates,
	3.24%, 9/25/36 (d)	90
174,496	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR19 Trust, (Cost of Funds for the
	11th District of San Francisco + 1.250%)
	1.98%, 1/25/47 (a)	173
807,731	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.20%, 2/25/37 (d)	798
399,249	Wells Fargo Alternative Loan 2007-PA2 Trust,
	6.00%, 6/25/37	399
39,884	Wells Fargo Mortgage Backed Securities Trust,
	3.37%, 6/25/35 (d)	36
Total Mortgage Backed (Cost - $26,214)		27,192
U.S. Treasury (7%)
7,400,000	U.S. Treasury Note, 1.25%, 8/31/19 (h)(i)
	(Cost - $7,382)	7,357
Investment Company (2%)
2,254,466	Payden Cash Reserves Money Market Fund *
	(Cost - $2,255)	2,255
Purchase Options (0%)
Total Purchased Put Options (Cost - $127)		187
Total Investments, Before Options Written
(Cost - $104,730) (102%)		106,294
Written Options (0%)
Total Written Put Options (Cost - $(19))		(41)
Total Investments (Cost - $104,711) (102%)		106,253
Liabilities in excess of Other Assets (-2%)		(2,320)

Net Assets (100%)		$103,933

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

58   Payden Mutual Funds

(c)	Principal in foreign currency.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	Yield to maturity at time of purchase.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
Eurodollar 1-Year Mid-Curve Option	249	$61,049	98.25	12/17/2018	$171	Put
S & P 500 Index	159	40,947	2150.00	11/17/2017	4	Put
S & P 500 Index	171	44,037	2200.00	11/30/2017	12	Put

Total Purchase Options		$146,033			$187

Written Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchanged Traded Option Written — 0.0%
Eurodollar 1-Year Mid-Curve Option	249	$(61,049)	97.75	12/17/2018	$(41)	Put

Annual Report   59

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,960	JPY 219,000	Bank of America N.A.	12/19/2017	$29
USD 200	EUR 169	Bank of America N.A.	12/19/2017	3
USD 255	TRY 960	Bank of America N.A.	01/16/2018	7
USD 2,977	JPY 335,000	Barclays Bank PLC	11/08/2017	30
USD 2	JPY 200	Barclays Bank PLC	11/08/2017	—
USD 1,181	CHF 1,129	Barclays Bank PLC	11/20/2017	48
USD 1,163	EUR 984	Barclays Bank PLC	11/20/2017	16
USD 1,876	EUR 1,600	Citibank, N.A.	11/08/2017	12
USD 771	EUR 650	Citibank, N.A.	11/08/2017	14
USD 1,174	CAD 1,432	HSBC Bank USA, N.A.	12/15/2017	63
USD 1,172	NOK 9,197	HSBC Bank USA, N.A.	12/15/2017	45
USD 1,189	EUR 997	HSBC Bank USA, N.A.	01/29/2018	21

				288

Liabilities:
BRL 752	USD 234	State Street Bank & Trust Co	11/16/2017	(5)
CAD 1,432	USD 1,149	HSBC Bank USA, N.A.	12/15/2017	(39)
CHF 1,129	USD 1,152	Barclays Bank PLC	11/20/2017	(18)
EUR 1,656	USD 1,962	Bank of America N.A.	12/19/2017	(27)
EUR 984	USD 1,162	Barclays Bank PLC	11/20/2017	(14)
IDR 7,035,000	USD 510	Barclays Bank PLC	04/24/2018	(1)
JPY 22,700	USD 204	Bank of America N.A.	12/19/2017	(4)
MYR 2,196	USD 518	Barclays Bank PLC	01/30/2018	(1)
NOK 9,197	USD 1,168	HSBC Bank USA, N.A.	12/15/2017	(41)
NOK 9,237	USD 1,182	HSBC Bank USA, N.A.	01/29/2018	(48)
RUB 30,250	USD 514	HSBC Bank USA, N.A.	01/16/2018	(3)
TRY 960	USD 253	Bank of America N.A.	01/16/2018	(6)
USD 849	GBP 646	HSBC Bank USA, N.A.	11/08/2017	(10)
				(217)

Net Unrealized Appreciation (Depreciation)				$71

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Long Contracts:
U.S. Treasury 5 Year Note Future	49	Dec-17	$5,742	$5	$5

					5

Short Contracts:
U.S. Treasury 10 Year Note Future	13	Dec-17	(1,624)	—	—
U.S. Ultra Bond Future	2	Dec-17	(330)	—	—

					—

Total Futures					$5

60   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swaps Contracts

Description	Effective Date	Maturity Date	Notional Amount (000’s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
Pay Variable Quarterly, 3-Month USD LIBOR, Receive Fixed 1.94% Semi-Annually	10/16/2018	10/16/2019	$21,100	$(9)	$(3)	$(6)
Receive Variable Quarterly, 3-Month USD LIBOR, Pay Fixed 2.10% Semi-Annually	10/16/2019	10/16/2020	21,500	13	3	10

				$4	$—	$4

Annual Report   61

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Bank Loans	76%
Investment Company	10%
Corporate	8%
Asset Backed	3%
Mortgage Backed	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
1,800,000	Babson CLO Ltd./Cayman Islands 144A, (3 mo. LIBOR US + 3.500%)4.86%, 4/20/25 (a)(b)	$1,829
1,500,000	Carlyle Global Market Strategies CLO 2013-2 Ltd. 144A, (3 mo. LIBOR US + 3.750%)5.10%, 4/18/25 (a)(b)	1,500
1,500,000	CIFC Funding 2013-III Ltd. 144A, (3 mo. LIBOR US + 3.250%)4.61%, 10/24/25 (a)(b)	1,525
1,500,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR US + 3.270%)4.63%, 1/19/25 (a)(b)	1,512
Total Asset Backed (Cost - $6,212)		6,366
Bank Loans(c) (80%)
Communications (5%)
2,000,000	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 1/31/25	1,978
985,000	Charter Communications Operating LLC Term Loan I 1L, (LIBOR USD 1-Month + 2.250%) 3.50%, 1/15/24	993
2,200,000	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.750%) 4.75%, 5/10/24	2,222
2,189,000	SFR Group SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 7/18/25	2,190
2,358,978	Zayo Group LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%) 3.25%, 1/19/24	2,371
		9,754
Consumer Cyclical (36%)
2,500,000	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.00%, 10/06/23	2,515
1,483,680	Allison Transmission Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.25%, 9/23/22	1,495
1,995,000	Axalta Coating Systems US Holdings Inc. Term Loan B2 1L, (LIBOR USD 1-Month + 2.000%) 3.33%, 6/01/24	2,008

Principal or Shares	Security Description	Value (000)

2,229,129	Berry Plastics Corp. Term Loan L 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 1/06/21	$2,242
1,932,197	Burger King Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.58%, 2/17/24	1,937
1,330,000	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 3.50%, 8/13/21	1,334
3,391,500	BWAY Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 4.52%, 4/03/24	3,418
2,000,000	Caesars Growth Properties Holdings LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 10/02/24	2,015
2,000,000	CD&R Waterworks Merger Sub LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 8/01/24	2,017
2,384,055	CEC Entertainment Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 2/14/21	2,379
1,942,500	CommScope Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.00%, 12/29/22	1,954
2,198,637	Eldorado Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.50%, 4/17/24	2,206
1,995,000	Frontier Communications Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 4.50%, 6/15/24	1,904
2,088,398	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.83%, 10/21/21	2,085
2,423,263	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 4.00%, 8/16/23	2,441
1,637,683	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.000%) 3.24%, 10/25/23	1,651
2,421,875	J.C. Penney Corp., Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%) 56.00%, 6/23/23	2,229

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

990,025	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.24%, 6/16/23	$998
1,630,490	La Quinta Intermediate Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.25%, 4/14/21	1,643
1,989,909	Landry’s Inc., Term Loan 1L, (LIBOR USD 1-Month + 3.250%) 4.55%, 10/04/23	2,013
2,722,500	Leslie’s Poolmart Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 4.75%, 8/16/23	2,722
2,208,746	Live Nation Entertainment Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 2.250%) 3.50%, 10/27/23	2,223
1,585,021	Michaels Stores Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 1/28/23	1,588
2,468,844	Nexeo Solutions LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 4.75%, 6/09/23	2,494
648,375	Npc International Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.50%, 4/20/24	656
2,970,000	Party City Holdings Inc., (LIBOR USD 1-Month + 3.000%) 3.75%, 8/19/22	2,984
1,428,836	Petsmart Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 3/10/22	1,226
2,287,201	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 2/05/23	2,303
1,250,000	Scientific Games International Inc. Term Loan B4 1L, (LIBOR USD 1-Month + 3.250%) 3.50%, 8/14/24	1,266
1,985,000	Serta Simmons Bedding LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%) 4.50%, 11/08/23	1,961
2,000,000	Smart & Final Stores LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.80%, 11/15/22	1,941
2,468,750	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.50%, 6/27/23	2,492
1,166,667	Visteon Corp. Term Loan B IL, (LIBOR USD 1-Month + 2.250%) 3.50%, 4/09/21	1,175
2,519,988	XPO Logistics Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.60%, 11/01/21	2,538
		68,053
Consumer Non-Cyclical (20%)
1,300,000	Alphabet Holding Co Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.500%) 4.80%, 8/15/24	1,270
1,995,000	Ashland LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.32%, 5/25/24	2,010
2,347,070	B&G Foods Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 11/02/22	2,365
2,000,000	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 2.25%, 1/02/25	2,016
1,865,625	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 4.00%, 3/01/24	1,878

Principal or Shares	Security Description	Value (000)

587,222	Chs/Community Health Systems Inc., (LIBOR USD 1-Month + 3.000%) 4.00%, 1/27/21	$570
1,944,724	DaVita Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.75%, 6/24/21	1,964
2,285,625	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 4/06/24	2,299
498,750	Endo International Term Loan B 1L, (LIBOR USD 1-Month + 4.250%) 0.75%, 4/27/24	506
1,985,000	Envision Healthcare Corp. Term Loan C 1L, (LIBOR USD 1-Month + 3.000%) 3.75%, 12/01/23	1,997
2,931,596	Ineos U.S. Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 3/31/22	2,938
1,935,025	Kindred Healthcare Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 5.00%, 4/09/21	1,945
995,000	Mallinckrodt International Finance SA Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 3.50%, 9/24/24	999
1,500,000	MEG Energy Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%) 4.50%, 12/31/23	1,507
909,222	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 6/07/23	919
2,418,750	Ortho-Clinical Diagnostics Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 4.75%, 6/30/21	2,435
1,995,000	Post Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 5/24/24	2,008
2,415,925	Solenis International LP Term Loan 1L, (LIBOR USD 1-Month + 3.250%) 4.57%, 7/31/21	2,431
2,450,188	Sterigenics-Nordion Holding LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 5/15/22	2,456
2,468,514	Trinseo Materials Operating SCA Term Loan 1L, (LIBOR USD 1-Month + 2.500%) 3.74%, 9/06/24	2,492
1,057,647	Valeant Pharmaceuticals International Inc. Term Loan BF1 1L, (LIBOR USD 1-Month + 4.750%) 6.00%, 4/01/22	1,082
		38,087
Energy (2%)
2,341,042	Albertson’s LLC Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 3.50%, 8/25/21	2,275
994,000	Talen Energy Supply LLC Term Loan B2 1L, (LIBOR USD 1-Month + 4.000%) 5.00%, 4/13/24	993
		3,268
Financial Services (7%)
500,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.000%) 3.99%, 8/04/25	517
885,257	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 2.750%) 3.99%, 8/04/22	893
1,397,012	Communications Sales & Leasing Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 4.00%, 10/24/22	1,344

Annual Report   63

Principal or Shares	Security Description	Value (000)

2,000,000	Delos Finance Sarl Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.33%, 10/06/23	$2,018
1,097,250	Everi Payments Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.500%) 5.50%, 5/09/24	1,107
1,000,000	FinCo I LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%) 2.75%, 6/12/22	1,016
2,500,000	Ineos U.S. Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.39%, 3/31/24	2,506
2,487,437	MGM Growth Properties Operating Partnership LP Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 4/25/23	2,504
1,321,739	VFH Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%) 4.75%, 12/30/21	1,337
		13,242
Technology (10%)
2,000,000	Ascend Learning LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 4.25%, 7/12/24	2,020
2,351,775	CDW LLC/CDW Finance Corp. Term loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.00%, 8/17/23	2,371
2,726,651	Dell International LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 3.25%, 9/07/23	2,737
2,327,408	Infor U.S. Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%) 3.75%, 2/01/22	2,334
790,000	Micron Technology Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%) 2.00%, 4/26/22	799
1,185,000	Micron Technology Inc. Term Loan B 1L, 2.50%, 4/26/22	1,198
1,592,010	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 4.00%, 11/03/23	1,594
1,488,750	RP Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%) 3.75%, 10/12/23	1,499
2,006,341	Sabre Global Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%) 3.49%, 2/22/24	2,018
1,499,161	Vantiv LLC Term Loan B3 1L, (LIBOR USD 1-Month + 2.500%) 3.24%, 10/14/23	1,512
1,422,054	Western Digital Corp.Term Loan B2 1L, 3.50%, 4/29/23	1,430
		19,512
Total Bank Loans (Cost - $151,607)		151,916
Corporate Bond (9%)
1,000,000	Ally Financial Inc., 3.25%, 11/05/18	1,010
1,131,912	American Airlines 2013-2 Class B Pass Through Trust 144A, 5.60%, 7/15/20 (b)	1,189
1,000,000	American Axle & Manufacturing Inc., 6.25%, 3/15/21 (d)	1,029
1,300,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	1,321
1,000,000	Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.13%, 4/29/18	1,015
1,000,000	CSC Holdings LLC, 6.75%, 11/15/21	1,105
800,000	DISH DBS Corp., 6.75%, 6/01/21	842
1,000,000	HCA Healthcare Inc., 6.25%, 2/15/21	1,079
1,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,048

Principal or Shares	Security Description	Value (000)

1,000,000	Navient Corp., 5.00%, 10/26/20	$1,032
1,000,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 144A, 5.25%, 12/01/21 (b)	1,036
1,000,000	SBA Communications Corp., 4.88%, 7/15/22	1,035
900,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	921
1,000,000	Springleaf Finance Corp., 6.00%, 6/01/20	1,053
1,000,000	Sprint Communications Inc., 7.00%, 8/15/20	1,080
1,000,000	Starwood Property Trust Inc., 5.00%, 12/15/21	1,050
Total Corporate Bond (Cost - $16,702)		16,845
Mortgage Backed (3%)
820,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 11.750%) 12.99%, 10/25/28 (a)	1,155
799,712	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 12.250%) 13.49%, 9/25/28 (a)	1,167
675,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 3.600%) 4.84%, 4/25/24 (a)	744
349,363	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 7.550%) 8.79%, 12/25/27 (a)	424
982,866	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 7.950%) 9.19%, 5/25/25 (a)	1,178
665,158	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 10.500%) 11.74%, 5/25/28 (a)	837
Total Mortgage Backed (Cost - $4,555)		5,505
Investment Company (10%)
19,857,226	Payden Cash Reserves Money Market Fund * (Cost - $19,857)	19,857
Total Investments (Cost - $198,933) (105%)		200,489
Liabilities in excess of Other Assets (-5%)		(10,099)
Net Assets (100%)		$190,390

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $843 and the total market value of the collateral held by the Fund is $868. Amounts in 000s.

64   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$843
Non-cash Collateral[2]	(843)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   65

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Consumer Cyclical	40%
Financial	15%
Energy	15%
Consumer Non-Cyclical	6%
Communications	4%
Other	20%

This information is not part of the audited financial statements.	Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (1%)
1,350,000	Asurion LLC Term Loan B2 2L, (LIBOR USD
	1-Month + 6.000%) 6.00%, 8/04/25	$1,397
2,850,000	NPC International Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.500%) 8.50%, 4/18/25	2,921
2,468,267	Serta Simmons Bedding LLC Term Loan 2L,
	(LIBOR USD 1-Month + 8.000%)
	9.00%, 11/08/24	2,357
Total Bank Loans (Cost - $6,667)		6,675
Corporate Bond (90%)
Basic Industry (3%)
2,000,000	Anglo American Capital PLC 144A,
	4.75%, 4/10/27 (b)	2,117
2,328,000	Ashland LLC, 6.88%, 5/15/43	2,619
2,700,000	Coeur Mining Inc., 5.88%, 6/01/24	2,710
2,700,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	2,842
3,000,000	NOVA Chemicals Corp. 144A,
	5.00%, 5/01/25 (b)	3,060
2,000,000	NOVA Chemicals Corp. 144A,
	5.25%, 6/01/27 (b)	2,045
2,650,000	Trinseo Materials Operating SCA / Trinseo
	Materials Finance Inc. 144A, 5.38%, 9/01/25 (b)	2,796
		18,189
Communications (4%)
2,200,000	Altice Luxembourg SA 144A, 7.63%, 2/15/25 (b)	2,395
2,850,000	C&W Senior Financing Designated Activity Co.
	144A, 6.88%, 9/15/27 (b)	2,986
2,700,000	Digicel Ltd. 144A, 6.75%, 3/01/23 (b)	2,675
1,000,000	EW Scripps Co. 144A, 5.13%, 5/15/25 (b)	1,030
2,800,000	Qualitytech LP/QTS Finance Corp. 144A,
	4.75%, 11/15/25 (b)	2,866
2,700,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,737
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,563
2,650,000	VeriSign Inc., 4.75%, 7/15/27	2,743
2,400,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	2,439
		22,434

Principal or Shares	Security Description	Value (000)
Consumer Cyclical (42%)
3,600,000	1011778 BC ULC / New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	$3,686
900,000	1011778 BC ULC / New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	921
2,800,000	Allison Transmission Inc. 144A,
	4.75%, 10/01/27 (b)	2,835
3,200,000	Altice Finco SA 144A, 7.63%, 2/15/25 (b)(c)	3,440
3,685,154	American Airlines 2013-1 Class B Pass Through Trust 144A, 5.63%, 1/15/21 (b)	3,879
2,900,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21 (c)	2,983
2,750,000	Arcos Dorados Holdings Inc. 144A,
	5.88%, 4/04/27 (b)	2,923
5,550,000	ARD Finance SA, 7.13%, 9/15/23	5,925
1,500,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc. 144A, 5.13%, 6/01/22 (b)	1,513
2,500,000	Beacon Escrow Corp. 144A, 4.88%, 11/01/25 (b)	2,543
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	3,030
2,000,000	Bombardier Inc. 144A, 6.13%, 1/15/23 (b)	2,007
5,400,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	5,616
2,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	2,759
3,000,000	CCO Holdings LLC / CCO Holdings Capital
	Corp. 144A, 5.13%, 5/01/27 (b)	3,037
5,000,000	CCO Holdings LLC / CCO Holdings Capital
	Corp. 144A, 5.38%, 5/01/25 (b)	5,200
3,220,000	CEC Entertainment Inc., 8.00%, 2/15/22	3,345
3,000,000	Centene Corp., 4.75%, 1/15/25	3,105
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,729
3,250,000	CNH Industrial Capital LLC, 4.38%, 11/06/20	3,416
3,200,000	CommScope Technologies LLC 144A,
	6.00%, 6/15/25 (b)	3,396
2,500,000	Covanta Holding Corp., 5.88%, 7/01/25	2,481
1,800,000	CSC Holdings LLC 144A, 5.50%, 4/15/27 (b)	1,858
2,750,000	Dean Foods Co. 144A, 6.50%, 3/15/23 (b)	2,764
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,552

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,000,000	Endo Finance Co. 144A, 5.75%, 1/15/22 (b)	$2,640
3,975,000	Freeport-McMoRan Copper & Gold Inc.,
	3.55%, 3/01/22	3,945
2,000,000	Frontier Communications Corp.,
	7.63%, 4/15/24	1,540
4,100,000	Frontier Communications Corp.,
	10.50%, 9/15/22	3,588
1,700,000	FXI Holdings Inc. 144A, 7.88%, 11/01/24 (b)	1,728
3,500,000	Golden Nugget Inc. 144A, 8.75%, 10/01/25 (b)	3,605
4,950,000	HCA Inc., 7.50%, 2/15/22	5,631
700,000	Hertz Corp. 144A, 7.63%, 6/01/22 (b)	732
3,000,000	Hilton Grand Vacations Borrower LLC/Hilton
	Grand Vacations Borrower Inc. 144A,
	6.13%, 12/01/24 (b)	3,304
2,000,000	Hot Topic Inc. 144A, 9.25%, 6/15/21 (b)	1,667
3,050,000	INEOS Group Holdings SA 144A,
	5.63%, 8/01/24 (b)(c)	3,180
2,750,000	Jacobs Entertainment Inc. 144A,
	7.88%, 2/01/24 (b)	2,977
3,000,000	JC Penney Corp. Inc., 5.65%, 6/01/20 (c)	2,644
3,200,000	Lennar Corp., 4.13%, 1/15/22	3,324
3,500,000	Level 3 Financing Inc., 5.63%, 2/01/23	3,622
2,000,000	LifePoint Health Inc., 5.38%, 5/01/24	2,015
1,000,000	LifePoint Health Inc., 5.50%, 12/01/21	1,020
2,900,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	3,049
2,800,000	Live Nation Entertainment Inc. 144A,
	4.88%, 11/01/24 (b)	2,904
3,050,000	Mallinckrodt International Finance SA /
	Mallinckrodt CB LLC 144A,
	5.63%, 10/15/23 (b)(c)	2,863
2,800,000	Melco Resorts Finance Ltd. 144A,
	4.88%, 6/06/25 (b)	2,833
2,700,000	Meritage Homes Corp., 5.13%, 6/06/27	2,737
2,200,000	Neptune Finco Corp. 144A,
	10.88%, 10/15/25 (b)	2,700
3,250,000	Nexstar Broadcasting Inc 144A,
	5.63%, 8/01/24 (b)	3,339
1,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	1,240
1,580,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	1,671
2,600,000	Numericable Group SA 144A,
	6.25%, 5/15/24 (b)	2,733
1,750,000	Numericable-SFR SA 144A, 7.38%, 5/01/26 (b)	1,888
3,200,000	Penske Automotive Group Inc., 5.50%, 5/15/26	3,304
3,550,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)(c)	3,315
3,000,000	Sabre GLBL Inc. 144A, 5.25%, 11/15/23 (b)	3,157
1,850,000	Scientific Games International Inc.,
	6.63%, 5/15/21	1,922
1,700,000	SoftBank Group Corp. 144A, 4.50%, 4/15/20 (b)	1,760
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,315
4,000,000	Sprint Capital Corp., 6.90%, 5/01/19	4,230
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,315
4,500,000	Sprint Corp., 7.88%, 9/15/23	5,040
3,000,000	Taylor Morrison Communities Inc / Taylor
	Morrison Holdings II Inc 144A,
	5.63%, 3/01/24 (b)	3,146
5,500,000	T-Mobile USA Inc., 6.50%, 1/15/26	6,099
3,000,000	T-Mobile USA Inc., 6.63%, 4/01/23	3,158

Principal or Shares	Security Description	Value (000)
2,390,000	Tribune Media Co., 5.88%, 7/15/22	$2,492
2,800,000	TTM Technologies Inc. 144A,
	5.63%, 10/01/25 (b)	2,863
3,300,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	3,502
3,025,000	United Continental Holdings Inc.,
	5.00%, 2/01/24	3,085
1,250,000	United Rentals North America Inc.,
	4.88%, 1/15/28	1,259
3,500,000	United Rentals North America Inc.,
	5.88%, 9/15/26	3,828
3,200,000	Valeant Pharmaceuticals International Inc 144A, 7.50%, 7/15/21 (b)	3,156
3,100,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	3,274
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,210
2,700,000	Zayo Group LLC / Zayo Capital Inc. 144A,
	5.75%, 1/15/27 (b)	2,852
		224,344
Consumer Non-Cyclical (7%)
2,000,000	Albertsons Companies LLC / Safeway Inc. / New Albertson’s Inc. / Albertson’s LLC, 5.75%, 3/15/25	1,770
2,100,000	CHS/Community Health Systems Inc.,
	6.25%, 3/31/23	2,029
2,000,000	Dole Food Co. Inc. 144A, 7.25%, 6/15/25 (b)	2,170
3,250,000	HCA Inc., 5.38%, 2/01/25	3,360
1,350,000	HCA Inc., 5.50%, 6/15/47	1,377
1,900,000	HealthSouth Corp., 5.75%, 11/01/24	1,949
900,000	Hertz Corp., 5.88%, 10/15/20 (c)	901
2,000,000	Hill-Rom Holdings Inc. 144A,
	5.00%, 2/15/25 (b)	2,055
3,000,000	Iron Mountain Inc., 5.75%, 8/15/24	3,090
2,750,000	KAR Auction Services Inc. 144A,
	5.13%, 6/01/25 (b)	2,853
2,750,000	Land O’ Lakes Inc. 144A, 7.25%, (b)(d)	2,977
3,100,000	Post Holdings Inc. 144A, 5.50%, 3/01/25 (b)	3,239
3,000,000	RegionalCare Hospital Partners Holdings Inc.
	144A, 8.25%, 5/01/23 (b)	3,165
1,400,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC 144A, 7.00%, 7/15/24 (b)	1,497
1,500,000	ServiceMaster Co. LLC 144A,
	5.13%, 11/15/24 (b)	1,549
1,800,000	Tenet Healthcare Corp. 144A,
	7.00%, 8/01/25 (b)(c)	1,656
		35,637
Energy (15%)
1,800,000	AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	1,850
1,400,000	Calpine Corp., 5.50%, 2/01/24	1,346
3,000,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	3,259
2,950,000	Cheniere Energy Partners LP 144A,
	5.25%, 10/01/25 (b)	3,046
3,000,000	Continental Resources Inc./OK, 5.00%, 9/15/22	3,045
3,000,000	Crestwood Midstream Partners LP / Crestwood
	Midstream Finance Corp., 5.75%, 4/01/25	3,090
2,700,000	Diamond Offshore Drilling Inc.,
	7.88%, 8/15/25 (c)	2,899

Annual Report   67

Principal or Shares	Security Description	Value (000)

1,300,000	Dynegy Inc., 7.38%, 11/01/22	$1,399
2,750,000	Enbridge Inc., (3 mo. LIBOR USD + 3.418%)
	5.50%, 7/15/77 (e)	2,839
2,850,000	Energy Transfer Equity LP, 4.25%, 3/15/23	2,907
3,200,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%) 6.00%, (d)(e)	3,228
1,000,000	Ensco PLC, 4.50%, 10/01/24 (c)	825
2,750,000	Enviva Partners LP / Enviva Partners Finance
	Corp., 8.50%, 11/01/21	2,963
2,900,000	Gulfport Energy Corp. 144A, 6.38%, 1/15/26 (b)	2,936
1,350,000	Hilcorp Energy I LP / Hilcorp Finance Co. 144A,
	5.75%, 10/01/25 (b)	1,389
3,250,000	Laredo Petroleum Inc., 7.38%, 5/01/22	3,386
1,000,000	MEG Energy Corp. 144A, 6.50%, 1/15/25 (b)(c)	999
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24	1,077
3,700,000	Nabors Industries Inc., 5.50%, 1/15/23 (c)	3,547
1,400,000	NGL Energy Partners LP / NGL Energy Finance Corp., 7.50%, 11/01/23	1,404
2,000,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (c)	1,800
2,750,000	Pattern Energy Group Inc. 144A,
	5.88%, 2/01/24 (b)	2,936
3,150,000	QEP Resources Inc., 5.25%, 5/01/23	3,126
1,500,000	Range Resources Corp., 5.75%, 6/01/21	1,552
2,000,000	Rowan Companies Inc., 7.38%, 6/15/25 (c)	2,025
2,900,000	SemGroup Corp. 144A, 6.38%, 3/15/25 (b)	2,871
3,000,000	Seven Generations Energy Ltd. 144A,
	5.38%, 9/30/25 (b)	3,037
3,150,000	SM Energy Co., 6.50%, 1/01/23 (c)	3,221
1,050,000	Southwestern Energy Co., 4.10%, 3/15/22	1,037
2,700,000	Sunoco LP / Sunoco Finance Corp.,
	6.38%, 4/01/23	2,882
1,105,000	Talen Energy Supply LLC 144A,
	9.50%, 7/15/22 (b)(c)	1,141
2,850,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
	144A, 5.00%, 1/15/28 (b)	2,861
2,850,000	Transocean Inc. 144A, 9.00%, 7/15/23 (b)	3,106
1,350,000	Whiting Petroleum Corp., 5.00%, 3/15/19	1,369
2,350,000	WPX Energy Inc., 6.00%, 1/15/22	2,459
		82,857
Financial Services (16%)
8,800,000	Ally Financial Inc., 4.13%, 2/13/22	9,174
2,750,000	Banco Mercantil del Norte SA/Grand Cayman
	144A, (5 yr. US Treasury Yield Curve Rate T
	Note Constant Maturity + 4.447%)
	5.75%, 10/04/31 (b)(e)	2,805
3,000,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 3.387%) 5.13%, (d)(e)	3,075
3,000,000	CIT Group Inc., 5.00%, 8/15/22	3,232
3,000,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%)
	5.95%, (d)(e)	3,276
3,000,000	CyrusOne LP / CyrusOne Finance Corp. 144A,
	5.38%, 3/15/27 (b)	3,214
3,000,000	Dana Financing Luxembourg Sarl 144A,
	6.50%, 6/01/26 (b)	3,270
1,270,000	Equinix Inc., 5.38%, 4/01/23	1,318
1,700,000	Equinix Inc., 5.38%, 5/15/27	1,825

Principal or Shares	Security Description	Value (000)

2,725,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%) 5.75%, (c)(d)(e)	$2,854
2,700,000	goeasy Ltd. 144A, 7.88%, 11/01/22 (b)	2,784
3,000,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 3.922%) 5.38%, (d)(e)	3,116
3,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
	6.75%, 2/01/24	3,188
1,000,000	Iron Mountain Inc. 144A, 4.88%, 9/15/27 (b)	1,018
2,350,000	iStar Inc., 5.25%, 9/15/22	2,415
2,700,000	MGM Growth Properties Operating Partnership
	LP / MGP Finance Co.-Issuer Inc. 144A,
	4.50%, 1/15/28 (b)	2,700
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 3.610%) 5.45%, (d)(e)	4,153
2,900,000	MPT Operating Partnership LP / MPT Finance
	Corp., 5.25%, 8/01/26	3,034
4,000,000	Navient Corp., 5.00%, 10/26/20	4,130
2,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (b)	2,108
2,700,000	Radian Group Inc., 4.50%, 10/01/24	2,774
2,037,000	Radian Group Inc., 5.25%, 6/15/20	2,180
4,000,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 144A, 4.88%, 6/01/23 (b)	4,139
2,800,000	Royal Bank of Scotland Group PLC,
	6.10%, 6/10/23	3,122
2,700,000	SLM Corp., 5.13%, 4/05/22	2,805
2,200,000	Springleaf Finance Corp., 6.13%, 5/15/22	2,326
2,800,000	VFH Parent LLC / Orchestra Co.-Issuer Inc.
	144A, 6.75%, 6/15/22 (b)	2,918
		82,953
Technology (3%)
400,000	CDW LLC / CDW Finance Corp.,
	5.00%, 9/01/25	422
1,400,000	CDW LLC / CDW Finance Corp.,
	5.50%, 12/01/24	1,558
3,100,000	Change Healthcare Holdings LLC / Change
	Healthcare Finance Inc. 144A,
	5.75%, 3/01/25 (b)	3,181
2,000,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	2,085
1,800,000	NXP BV / NXP Funding LLC 144A,
	3.88%, 9/01/22 (b)	1,874
2,500,000	Pitney Bowes Inc., 4.70%, 4/01/23	2,445
1,700,000	Western Digital Corp., 10.50%, 4/01/24	1,999
		13,564
Total Corporate Bond (Cost - $465,655)		479,978
Mortgage Backed (3%)
1,999,527	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 10.250%) 11.49%, 1/25/29 (e)	2,638
1,999,279	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR US + 12.250%) 13.49%, 9/25/28 (e)	2,917
1,447,359	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR US + 7.550%) 8.79%, 12/25/27 (e)	1,755

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,137,733	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 7.950%)
	9.19%, 5/25/25 (e)	$2,563
1,910,904	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 10.750%)
	11.99%, 3/25/25 (e)	2,602
1,250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 11.250%)
	12.49%, 10/25/29 (e)	1,217
Total Mortgage Backed (Cost - $10,745)		13,692
Investment Company (12%)
48,979,077	Payden Cash Reserves Money Market Fund *	48,979
811,155	Payden Emerging Markets Corporate Bond Fund,
	SI Class *	8,388
595,829	Payden Floating Rate Fund, SI Class *	5,964
Total Investment Company (Cost - $63,091)		63,331
Total Investments (Cost - $ 546,158) (106%)		563,676
Liabilities in excess of Other Assets (-6%)		(30,041)
Net Assets (100%)		$533,635

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $28,011 and the total market value of the collateral held by the Fund is $29,095. Amounts in 000s.
(d)	Perpetual security with no stated maturity date.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 6,086	JPY 679,000	Bank of America N.A.	12/19/2017	$99
USD 1,044	TRY 3,930	Bank of America N.A.	01/16/2018	31
USD 3,985	EUR 3,371	Barclays Bank PLC	11/20/2017	54
USD 3,977	CHF 3,802	Barclays Bank PLC	11/20/2017	161
USD 4,034	NOK 31,655	HSBC Bank USA, N.A.	12/15/2017	153
USD 4,004	CAD 4,887	HSBC Bank USA, N.A.	12/15/2017	215
USD 4,038	EUR 3,386	HSBC Bank USA, N.A.	01/29/2018	73

				786

Liabilities:
BRL 3,351	USD 1,044	State Street Bank & Trust Co.	11/16/2017	(22)
CAD 4,887	USD 3,922	HSBC Bank USA, N.A.	12/15/2017	(132)
CHF 3,802	USD 3,878	Barclays Bank PLC	11/20/2017	(62)
EUR 5,135	USD 6,085	Bank of America N.A.	12/19/2017	(87)
EUR 3,371	USD 3,974	Barclays Bank PLC	11/20/2017	(43)
IDR 28,936,000	USD 2,099	Barclays Bank PLC	04/24/2018	(4)
MYR 9,042	USD 2,133	Barclays Bank PLC	01/30/2018	(3)
NOK 31,655	USD 4,018	HSBC Bank USA, N.A.	12/15/2017	(138)
NOK 31,381	USD 4,016	HSBC Bank USA, N.A.	01/29/2018	(165)
RUB 123,780	USD 2,102	HSBC Bank USA, N.A.	01/16/2018	(13)
TRY 3,930	USD 1,037	Bank of America N.A.	01/16/2018	(24)

				(693)

Net Unrealized Appreciation (Depreciation)				$93

Annual Report   69

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	12/20/2022	$7,550	$677	$562	$115
High Yield Series 29 Index), Pay 5% Quarterly, Receive upon credit default

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements	$ 28,011
of Assets and Liabilities[1]
Non-cash Collateral[2]	(28,011)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

70   Payden Mutual Funds

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Portfolio Composition - percent of investments
General Obligation	56%
Education	10%
Healthcare	10%
Industrial Development/Pollution
Control	6%
Water & Sewer	5%
Other	13%
		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
General Obligation (54%)
645,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/26	$768
455,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 9/02/28 AGM (a)	558
100,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/28 BAM (a)	119
250,000	Alameda Community Improvement Commission
	Successor Agency, 5.00%, 9/01/32 BAM (a)	292
300,000	Anaheim Public Financing Authority,
	5.00%, 5/01/34	350
200,000	Brea Community Benefit Financing Authority,
	5.00%, 7/01/29	239
400,000	California State, 1.57%, 12/01/28 (b)	400
750,000	California State, 3.00%, 12/01/32 (b)	772
500,000	California State, 5.00%, 10/01/26	604
480,000	California State, 5.25%, 10/01/21	518
500,000	California State Public Works Board,
	4.00%, 11/01/32	544
385,000	California State Public Works Board,
	5.25%, 10/01/33	460
100,000	City & County of San Francisco CA,
	5.00%, 4/01/22	106
260,000	City of Irvine CA, 5.00%, 9/02/22	298
500,000	Coast Community College District,
	5.00%, 8/01/31	613
750,000	County of Riverside CA, 3.00%, 10/25/18	765
400,000	County of Sacramento CA, 5.75%, 2/01/30	436
300,000	Elk Grove Unified School District,
	2.00%, 12/01/17	300
600,000	Fresno Joint Powers Financing Authority,
	5.00%, 4/01/18	609
400,000	Grossmont Healthcare District, 5.00%, 7/15/18
	AMBAC (a)	401
285,000	Inglewood Public Financing Authority,
	4.25%, 8/01/21	308

Principal or Shares	Security Description	Value (000)

250,000	Inglewood Redevelopment Agency Successor
	Agency, 5.00%, 5/01/31 BAM (a)	$297
160,000	Inglewood Redevelopment Agency Successor
	Agency, 5.00%, 5/01/34 BAM (a)	187
500,000	Lancaster Redevelopment Agency Successor
	Agency, 5.00%, 8/01/30 AGM (a)	598
500,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 12/01/29	608
250,000	Los Angeles County Public Works Financing
	Authority, 5.00%, 12/01/31	301
350,000	Los Angeles County Redevelopment Authority,
	5.25%, 12/01/26 AGM (a)	430
1,300,000	Marin Healthcare District, 4.00%, 8/01/47	1,375
505,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/24	611
100,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 5/01/30	117
490,000	Municipal Improvement Corp. of Los Angeles,
	5.00%, 11/01/31	587
310,000	Natomas Unified School District,
	5.00%, 9/01/25 BAM (a)	367
1,000,000	Nuveen, CA Free Quality Municipal Income
	Fund, AMT 144A, 1.22%, 10/01/47 (b)(c)	1,000
250,000	Oakland Redevelopment Agency Successor
	Agency, 5.00%, 9/01/35 AGM (a)	286
1,000,000	Oakland Unified School District/Alameda
	County, 5.00%, 8/01/29	1,197
500,000	Oakland Unified School District/Alameda
	County, 5.00%, 8/01/30	607
280,000	Oxnard School District, 5.00%, 8/01/29 BAM (a)	346
250,000	Palm Springs Financing Authority,
	5.00%, 6/01/24	288
250,000	Paramount Redevelopment Agency Successor
	Agency, 5.00%, 8/01/18	257

Annual Report   71

Principal or Shares	Security Description	Value (000)

270,000	Rancho Mirage Redevelopment Agency Successor
	Agency, 5.00%, 4/01/24 BAM (a)	$325
425,000	Rialto Redevelopment Agency, 5.00%, 9/01/27
	BAM (a)	499
325,000	Riverside County Public Financing Authority,
	5.00%, 9/01/22 AGM (a)	377
285,000	Riverside County Redevelopment Successor
	Agency, 5.00%, 10/01/30 AGM (a)	333
300,000	Riverside Unified School District Financing
	Authority, 5.00%, 9/01/21 BAM (a)	341
325,000	Sacramento Redevelopment Agency Successor
	Agency, 2.00%, 12/01/17	325
300,000	Sacramento Redevelopment Agency Successor
	Agency, 5.00%, 12/01/23 BAM (a)	356
350,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/30	418
340,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/31	404
550,000	San Diego Public Facilities Financing Authority,
	5.00%, 10/15/32	651
500,000	San Diego Regional Building Authority,
	5.00%, 10/15/35	585
500,000	San Diego Unified School District CA,
	4.00%, 7/01/47	530
250,000	San Francisco City & County Redevelopment
	Agency, 5.00%, 8/01/19	266
120,000	San Jose Financing Authority, 5.00%, 6/01/28	140
250,000	San Mateo Joint Powers Financing Authority,
	5.00%, 6/15/30	295
815,000	Santa Monica Public Financing Authority,
	4.00%, 7/01/38	879
200,000	Simi Valley Public Financing Authority,
	5.00%, 10/01/29	236
225,000	Simi Valley Unified School District,
	5.00%, 8/01/29	281
550,000	South Orange County Public Financing
	Authority, 5.00%, 4/01/34	644
500,000	State of California, 4.00%, 11/01/47	531
250,000	State of California, 5.00%, 2/01/25	293
390,000	State of California, 5.00%, 9/01/27	481
100,000	State of California, 5.00%, 8/01/30	118
325,000	Tustin Community Facilities District,
	5.00%, 9/01/22	374
500,000	Union City Community Redevelopment Agency,
	5.00%, 10/01/31	606
350,000	Union City Community Redevelopment Agency,
	5.00%, 10/01/35	411
300,000	University of California, 5.00%, 5/15/20	310
345,000	Watsonville Redevelopment Agency,
	5.00%, 8/01/24 BAM (a)	413
575,000	West Hollywood Public Financing Authority,
	5.00%, 4/01/28	700
Total General Obligation (Cost - $30,364)		31,041
Revenue (42%)
Airport/Port (1%)
125,000	County of Sacramento CA Airport System
	Revenue, 5.00%, 7/01/19	128

Principal or Shares	Security Description	Value (000)

250,000	Norman Y Mineta San Jose International Airport
	SJC, 5.00%, 3/01/32	$300
340,000	San Francisco, CA City & County Airports
	Commission, 5.00%, 5/01/21	359
		787
Education (10%)
300,000	California Educational Facilities Authority,
	5.00%, 10/01/31	348
250,000	California Municipal Finance Authority,
	5.00%, 4/01/18	254
400,000	California Municipal Finance Authority,
	5.00%, 4/01/41	433
250,000	California Municipal Finance Authority,
	5.00%, 10/01/42 BAM (a)	285
120,000	California School Finance Authority 144A,
	4.00%, 7/01/22 (c)	132
1,000,000	California School Finance Authority 144A,
	5.00%, 7/01/37 (c)	1,141
845,000	Golden Empire Schools Financing Authority,
	4.00%, 5/01/18	858
250,000	Oxnard School District, 2.00%, 8/01/45
	BAM (a)(b)	251
500,000	San Marcos Schools Financing Authority,
	5.00%, 8/15/34 AGM (a)	591
500,000	Travis Unified School District, 5.00%, 9/01/31
	AGM (a)	590
400,000	Tulare City School District, 2.00%, 11/01/18
	BAM (a)	402
200,000	University of California, 1.40%, 5/15/46 (b)	200
		5,485
Electric & Gas (3%)
500,000	Anaheim Housing & Public Improvements
	Authority, 5.00%, 10/01/41	557
500,000	City of Redding CA Electric System Revenue,
	5.00%, 6/01/30	607
455,000	M-S-R Public Power Agency, 5.00%, 7/01/19
	AGM (a)	467
45,000	M-S-R Public Power Agency, 5.00%, 7/01/19
	AGM (a)	46
		1,677
Healthcare (9%)
750,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 8/01/32	855
215,000	California Health Facilities Financing Authority,
	4.00%, 8/15/34	227
710,000	California Health Facilities Financing Authority,
	5.00%, 11/15/27	816
500,000	California Health Facilities Financing Authority,
	5.00%, 2/01/31	592
350,000	California Health Facilities Financing Authority,
	5.00%, 8/15/32	409
250,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43 (b)	276
205,000	California Health Facilities Financing Authority,
	5.25%, 3/01/28	228

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

325,000	California Municipal Finance Authority,
	5.00%, 5/15/37	$384
550,000	Regents of the University of California Medical
	Center Pooled Revenue, 5.00%, 5/15/29	659
500,000	Rib Floater Trust Various States 144A,
	1.08%, 3/01/42 (b)(c)	500
340,000	Rib Floater Trust Various States 144A,
	1.08%, 8/15/51 (b)(c)	340
		5,286
Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	170
Industrial Development/Pollution Control (5%)
500,000	California Infrastructure & Economic
	Development Bank, 1.20%, 10/01/47 (b)	500
750,000	California Statewide Communities Development
	Authority, 2.63%, 11/01/33 (b)	770
500,000	City of Chula Vista CA, 1.65%, 7/01/18	500
370,000	Emeryville Redevelopment Agency Successor
	Agency, 5.00%, 9/01/25 AGM (a)	448
300,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/29
	AGM (a)	355
390,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/31
	AGM (a)	457
100,000	Successor Agency to the Upland Community
	Redevelopment Agency, 5.00%, 9/01/23
	AGM (a)	119
		3,149
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management
	Authority, 5.25%, 9/01/24	536
Tax Allocation (1%)
415,000	Riverside County, CA Economic Development
	Agency, 7.25%, 12/01/40	504
Tobacco Settlement (2%)
900,000	Golden State Tobacco Securitization Corp.,
	4.00%, 6/01/18	915
Transportation (5%)
250,000	Bay Area Toll Authority, 1.52%, 4/01/34 (b)	251

Principal or Shares	Security Description	Value (000)

660,000	Bay Area Toll Authority, 4.00%, 4/01/37	$708
600,000	Foothill-Eastern Transportation Corridor Agency,
	5.00%, 1/15/53 (b)	632
1,000,000	Foothill-Eastern Transportation Corridor Agency,
	5.50%, 1/15/53 (b)	1,137
100,000	Port of Los Angeles, 5.00%, 8/01/34	117
		2,845
Water & Sewer (5%)
500,000	California Pollution Control Financing Authority
	144A, 5.00%, 11/21/45 (c)	503
310,000	City of San Francisco, CA Public Utilities
	Commission, 5.00%, 11/01/24	354
250,000	El Dorado, CA Irrigation District / El Dorado
	County Water Agency, 5.00%, 3/01/29 AGM (a)	297
300,000	Metropolitan Water District of Southern CA,
	1.30%, 7/01/36 (b)	300
100,000	San Diego Public Facilities Financing Authority
	Water Revenue, 5.00%, 8/01/32	120
1,000,000	Tender Option Bond Trust Receipts/Certificates
	144A, 0.95%, 5/01/42 AGM (a)(b)(c)	1,000
275,000	Western Riverside Water & Wastewater
	Financing Authority, 4.00%, 9/01/19	288
		2,862
Total Revenue (Cost - $23,501)		24,216
Total Investments (Cost - $53,865) (96%)		55,257
Other Assets, net of Liabilities (4%)		2,388
Net Assets (100%)		$57,645

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(c)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Annual Report   73

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	67%
Asset Backed	9%
U.S. Treasury	9%
Mortgage Backed	8%
Foreign Government	5%
Other	2%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (0%)
208,688	Dole Food Co. Inc. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%) 4.42%, 4/06/24	$210
Total Bank Loans (Cost - $207)		210
Bonds (99%)
Argentina (USD) (1%)
450,000	Argentine Republic Government International
	Bond, 5.63%, 1/26/22	474
695,000	Provincia de Buenos Aires/Argentina 144A,
	6.50%, 2/15/23 (b)	738
		1,212
Australia (USD) (4%)
590,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 1.60%, 7/15/19	587
630,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 2.00%, 11/16/18	632
290,000	Commonwealth Bank of Australia/New York NY,
	1.75%, 11/02/18	290
290,000	Commonwealth Bank of Australia/New York NY,
	2.05%, 3/15/19	290
860,000	National Australia Bank Ltd./New York,
	1.38%, 7/12/19	853
242,000	Suncorp-Metway Ltd. 144A, 2.10%, 5/03/19 (b)	241
670,000	Westpac Banking Corp., 1.60%, 8/19/19	666
620,000	Westpac Banking Corp., 1.95%, 11/23/18	621
665,000	Westpac Banking Corp., 2.15%, 3/06/20	667
		4,847
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	185
Canada (USD) (1%)
430,000	Cenovus Energy Inc., 5.70%, 10/15/19	455
570,000	Federation des Caisses Desjardins du Quebec
	144A, 2.25%, 10/30/20 (b)	571
		1,026

Principal or Shares	Security Description	Value (000)

Cayman Islands (USD) (6%)
440,040	Babson CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.100%) 2.46%, 4/20/25 (b)(c)	$442
300,000	Babson CLO Ltd. 144A, (3 mo. LIBOR US
	+ 2.850%) 4.21%, 4/20/27 (b)(c)	300
200,000	Baidu Inc., 2.25%, 11/28/17	200
581,333	Cent CLO LP 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/23/25 (b)(c)	583
300,000	CIFC Funding 2015-II Ltd. 144A, (3 mo. LIBOR
	US + 3.000%) 4.36%, 4/15/27 (b)(c)	302
370,000	CK Hutchison International 17 II Ltd. 144A,
	2.25%, 9/29/20 (b)	369
260,000	Dryden 31 Senior Loan Fund 144A, (3 mo.
	LIBOR US + 1.080%) 2.43%, 4/18/26 (b)(c)	261
650,000	Flatiron CLO 2014-1 Ltd. 144A, (3 mo. LIBOR
	US + 1.600%) 2.95%, 7/17/26 (b)(c)	653
580,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR US + 1.550%) 2.91%, 7/20/26 (b)(c)	580
240,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (d)	216
315,000	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR US + 2.000%)
	3.36%, 7/15/27 (b)(c)	315
300,000	Seagate HDD Cayman, 3.75%, 11/15/18	306
245,000	Seagate HDD Cayman 144A, 4.25%, 3/01/22 (b)	249
659,990	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/15/25 (b)(c)	662
490,000	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.550%) 2.91%, 7/15/25 (b)(c)	491
250,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR
	US + 2.200%) 3.56%, 7/15/26 (b)(c)	251
		6,180
China (USD) (0%)
250,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	250

See notes to financial statements.

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Denmark (USD) (0%)
390,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	$387
Finland (USD) (1%)
940,000	Finnvera OYJ 144A, 1.88%, 10/05/20 (b)	938
255,000	Nokia OYJ, 3.38%, 6/12/22	255
		1,193
France (USD) (3%)
220,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	220
480,000	Banque Federative du Credit Mutuel SA 144A,
	2.20%, 7/20/20 (b)	479
645,000	BPCE SA, (3 mo. LIBOR US + 0.880%)
	2.20%, 5/31/22 (c)	652
250,000	BPCE SA 144A, (3 mo. LIBOR US + 1.220%)
	2.53%, 5/22/22 (b)(c)	254
560,000	Caisse d’Amortissement de la Dette Sociale
	144A, 1.88%, 7/28/20 (b)	558
540,000	Credit Agricole SA/London 144A, (3 mo. LIBOR
	US + 0.800%) 2.16%, 4/15/19 (b)(c)	545
445,000	Credit Agricole SA/London 144A,
	3.38%, 1/10/22 (b)	455
630,000	Dexia Credit Local SA 144A, 2.25%, 2/18/20 (b)	632
		3,795
Georgia (USD) (0%)
400,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	448
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	200
India (USD) (0%)
345,000	ICICI Bank Ltd./Hong Kong 144A,
	5.75%, 11/16/20 (b)	375
Indonesia (USD) (0%)
280,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	286
Ireland (USD) (3%)
300,000	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust, 3.50%, 5/26/22	308
825,000	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust, 3.75%, 5/15/19	844
1,445,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	1,440
340,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	338
205,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	205
		3,135
Italy (USD) (0%)
425,000	Intesa Sanpaolo SPA 144A, 3.13%, 7/14/22 (b)	427
Japan (USD) (3%)
265,000	Daiwa Securities Group Inc. 144A,
	3.13%, 4/19/22 (b)	268
200,000	Japan Bank for International Cooperation/Japan,
	(3 mo. LIBOR US + 0.480%) 1.80%, 6/01/20 (c)	201
420,000	Japan Bank for International Cooperation/Japan,
	2.25%, 2/24/20	422

Principal or Shares	Security Description	Value (000)

200,000	Mizuho Bank Ltd. 144A, 2.40%, 3/26/20 (b)	$201
530,000	Mizuho Financial Group Inc., (3 mo. LIBOR US
	+ 0.940%) 2.26%, 2/28/22 (c)	535
200,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	200
260,000	Sumitomo Mitsui Banking Corp.,
	1.76%, 10/19/18	260
300,000	Sumitomo Mitsui Banking Corp.,
	2.09%, 10/18/19	300
200,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	1.95%, 9/19/19 (b)	199
400,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (b)	400
340,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	339
		3,325
Luxembourg (USD) (1%)
520,000	Allergan Funding SCS, 2.35%, 3/12/18	521
260,000	Allergan Funding SCS, (3 mo. LIBOR US
	+ 1.255%) 2.57%, 3/12/20 (c)	265
		786
Netherlands (USD) (6%)
950,000	ABN AMRO Bank NV 144A,
	2.10%, 1/18/19 (b)	954
1,300,000	Bank Nederlandse Gemeenten NV 144A,
	1.75%, 10/30/19 (b)	1,298
540,000	Bank Nederlandse Gemeenten NV 144A,
	1.75%, 10/05/20 (b)	537
405,000	Deutsche Telekom International Finance BV
	144A, 2.23%, 1/17/20 (b)	405
490,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	491
235,000	ING Groep NV, (3 mo. LIBOR US + 1.150%)
	2.48%, 3/29/22 (c)	240
280,000	Majapahit Holding BV 144A,
	7.75%, 1/20/20 (b)	310
370,000	Mondelez International Holdings Netherlands
	BV 144A, 1.63%, 10/28/19 (b)	366
280,000	Mylan NV, 2.50%, 6/07/19	281
625,000	Nederlandse Waterschapsbank NV 144A,
	1.75%, 9/05/19 (b)	624
380,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.40%, 7/20/18	378
340,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	333
560,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	528
		6,745
New Zealand (USD) (1%)
200,000	ANZ New Zealand International Ltd./London
	144A, 1.75%, 3/29/18 (b)	200
200,000	ANZ New Zealand International Ltd./London
	144A, 2.20%, 7/17/20 (b)	200
400,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	401
		801

See notes to financial statements.

Annual Report   75

Principal or Shares	Security Description	Value (000)

Norway (USD) (1%)
570,000	DNB Bank ASA 144A, 2.13%, 10/02/20 (b)	$570
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A,
	4.13%, 10/19/27 (b)	222
Peru (USD) (1%)
200,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)(d)	200
320,000	EL Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)	327
		527
Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	244
South Korea (USD) (0%)
240,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	236
Spain (USD) (1%)
600,000	Banco Santander SA, 3.13%, 2/23/23	603
Supranational (USD) (1%)
610,000	Africa Finance Corp., 4.38%, 4/29/20 (e)	632
980,000	European Bank for Reconstruction &
	Development, 1.88%, 7/15/21	977
		1,609
Sweden (USD) (2%)
1,010,000	Kommuninvest I Sverige AB 144A,
	1.50%, 4/23/19 (b)	1,007
675,000	Skandinaviska Enskilda Banken AB,
	1.50%, 9/13/19	670
490,000	Svensk Exportkredit AB, 1.75%, 5/18/20	488
565,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	560
		2,725
Switzerland (USD) (1%)
825,000	UBS Group Funding Switzerland AG 144A,
	3.00%, 4/15/21 (b)	838
United Arab Emirates (USD) (0%)
240,000	Abu Dhabi Government International Bond
	144A, 2.50%, 10/11/22 (b)	239
United Kingdom (GBP) (1%)
358,614	Gosforth Funding 2016-1 PLC 144A, (3 mo.
	LIBOR GBP + 0.600%) 0.88%, 2/15/58 GBP (b)(c)(f)	478
United Kingdom (USD) (2%)
220,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (b)	220
165,000	BP Capital Markets PLC, 1.77%, 9/19/19	165
250,000	Imperial Brands Finance PLC 144A,
	2.05%, 7/20/18 (b)	250
350,000	Liquid Telecommunications Financing PLC
	144A, 8.50%, 7/13/22 (b)	374
660,000	Royal Bank of Scotland Group PLC, (3 mo.
	LIBOR US + 1.470%) 2.79%, 5/15/23 (c)	666
175,000	Santander UK PLC, 2.50%, 3/14/19	176
270,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	270
		2,121

Principal or Shares	Security Description	Value (000)

United States (USD) (58%)
130,000	Aetna Inc., 1.70%, 6/07/18	$130
165,000	American Express Credit Corp., 1.88%, 5/03/19	165
250,000	American Honda Finance Corp., 1.70%, 2/22/19	250
380,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.21%, 5/10/21	381
110,000	AmeriCredit Automobile Receivables Trust
	2016-2, 2.87%, 11/08/21	111
715,000	Ares Capital Corp., 3.63%, 1/19/22	724
195,000	Astoria Financial Corp., 3.50%, 6/08/20	197
250,000	AT&T Inc., 2.30%, 3/11/19	251
345,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	347
130,000	AutoZone Inc., 1.63%, 4/21/19	129
135,000	Bank of America Corp., 2.15%, 11/09/20	134
270,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.630%) 2.33%, 10/01/21 (c)	269
615,000	Bank of America Corp., (3 mo. LIBOR US
	+ 1.000%) 2.36%, 4/24/23 (c)	624
450,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.660%) 2.37%, 7/21/21 (c)	450
180,000	Bank of America Corp., (3 mo. LIBOR US
	+ 1.040%) 2.40%, 1/15/19 (c)	182
275,000	Bank of America Corp., 2.63%, 4/19/21	277
570,000	BAT Capital Corp. 144A, 2.30%, 8/14/20 (b)	571
530,000	Becton Dickinson and Co., 2.13%, 6/06/19	530
210,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	209
300,000	Branch Banking & Trust Co., 1.45%, 5/10/19	298
615,000	Broadcom Corp. / Broadcom Cayman Finance
	Ltd. 144A, 2.38%, 1/15/20 (b)	619
80,000	Capital Auto Receivables Asset Trust 2016-2,
	2.11%, 3/22/21	80
645,000	Capital One Financial Corp., (3 mo. LIBOR US
	+ 0.950%) 2.27%, 3/09/22 (c)	649
350,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	350
690,000	Capital One NA/Mclean VA, 2.35%, 1/31/20	691
230,000	Cardinal Health Inc., 1.95%, 6/14/19	230
415,000	Caterpillar Financial Services Corp.,
	1.90%, 3/22/19	416
125,000	CBOE Global Markets Inc., 1.95%, 6/28/19	125
150,000	Cheniere Energy Partners LP 144A,
	5.25%, 10/01/25 (b)	155
820,000	Chesapeake Funding II LLC 144A,
	1.91%, 8/15/29 (b)	818
385,000	Citibank NA, 1.85%, 9/18/19	384
565,000	Citibank NA, 2.00%, 3/20/19	566
550,000	Citigroup Inc., 2.65%, 10/26/20	555
250,000	Citizens Bank NA/Providence RI,
	2.20%, 5/26/20	249
250,000	Citizens Bank NA/Providence RI,
	2.25%, 3/02/20	250
255,099	Colony American Homes 2014-1 144A, (1 mo.
	LIBOR US + 1.150%) 2.39%, 5/17/31 (b)(c)	256
376,536	Colony American Homes 2014-2 144A, (1 mo.
	LIBOR US + 0.950%) 2.19%, 7/17/31 (b)(c)	378
250,000	Constellation Brands Inc., 2.00%, 11/07/19	250
237,900	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (b)(g)	233

See notes to financial statements.

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

240,000	DAE Funding LLC 144A, 4.00%, 8/01/20 (b)	$244
920,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	913
685,000	Dell International LLC / EMC Corp. 144A,
	3.48%, 6/01/19 (b)	698
300,000	Dell International LLC / EMC Corp. 144A,
	4.42%, 6/15/21 (b)	316
70,000	Dell International LLC / EMC Corp. 144A,
	5.88%, 6/15/21 (b)	73
215,000	Delta Air Lines Inc., 2.88%, 3/13/20	217
560,000	Digital Realty Trust LP, 5.25%, 3/15/21	608
300,000	Discover Bank, 2.60%, 11/13/18	302
660,000	Dominion Energy Inc. 144A, 1.50%, 9/30/18 (b)	659
140,000	Dominion Energy Inc., 2.58%, 7/01/20	141
280,000	Drive Auto Receivables Trust 2016-B 144A,
	3.19%, 7/15/22 (b)	283
265,000	DTE Energy Co., 1.50%, 10/01/19	262
230,000	Energy Transfer Equity LP, 4.25%, 3/15/23	235
145,000	EQT Corp., 2.50%, 10/01/20	145
160,000	Exxon Mobil Corp., 1.71%, 3/01/19	160
511,728	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.850%) 2.09%, 11/25/29 (c)	514
146,812	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 5/25/24 (c)	147
8,094	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 5/25/24 (c)	8
790,943	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 10/25/29 (c)	796
880,112	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.150%) 2.39%, 9/25/29 (c)	888
23,569	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.200%) 2.44%, 7/25/24 (c)	24
155,549	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.600%) 2.84%, 1/25/24 (c)	157
524,333	FDIC Structured Sale Guaranteed Notes 144A, (1
	mo. LIBOR US + 0.720%)
	1.95%, 12/04/20 (b)(c)	527
179,237	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (b)	180
118,789	FDIC Trust 144A, 2.18%, 5/25/50 (b)	119
235,000	FirstCash Inc. 144A, 5.38%, 6/01/24 (b)	247
660,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	660
300,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	300
200,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	201
280,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR US
	+ 1.270%) 2.60%, 3/28/22 (c)	284
934,421	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.200%)
	2.44%, 10/25/29 (c)	947
31,476	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.450%)
	2.69%, 11/25/23 (c)	32

Principal or Shares	Security Description	Value (000)

245,716	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 7.950%)
	9.19%, 5/25/25 (c)	$295
244,988	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 10.750%)
	11.99%, 3/25/25 (c)	334
250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 11.250%)
	12.49%, 10/25/29 (c)	243
445,000	FS Investment Corp., 4.25%, 1/15/20	455
300,000	GATX Corp., 2.50%, 7/30/19	301
615,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 0.930%) 2.29%, 4/13/20 (c)	620
370,000	General Motors Financial Co. Inc.,
	2.40%, 5/09/19	372
280,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	283
580,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.550%) 2.91%, 1/14/22 (c)	593
170,000	Gilead Sciences Inc., 1.85%, 9/20/19	170
400,000	Glencore Funding LLC 144A, (3 mo. LIBOR US
	+ 1.360%) 2.72%, 1/15/19 (b)(c)	404
135,000	Glencore Funding LLC 144A,
	3.00%, 10/27/22 (b)	135
360,000	GM Financial Automobile Leasing Trust 2016-1,
	3.24%, 3/20/20	363
640,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	644
675,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	682
65,829	GSAMP Trust 2004-SEA2, (1 mo. LIBOR US
	+ 0.650%) 1.89%, 3/25/34 (c)	66
380,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (b)	378
295,000	Hewlett Packard Enterprise Co. 144A,
	2.10%, 10/04/19 (b)	295
460,000	Hewlett Packard Enterprise Co.,
	2.85%, 10/05/18	464
130,000	Honeywell International Inc., 1.80%, 10/30/19	130
250,000	Huntington National Bank, 2.38%, 3/10/20	251
310,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	307
108,000	IAC/InterActiveCorp, 4.88%, 11/30/18	108
320,000	IBM Credit LLC, 1.63%, 9/06/19	319
200,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	210
410,000	International Lease Finance Corp.,
	3.88%, 4/15/18	414
795,872	Invitation Homes 2014-SFR2 Trust 144A, (1
	mo. LIBOR US + 1.100%) 2.34%, 9/17/31 (b)(c)	800
80,000	iStar Inc., 4.63%, 9/15/20	82
280,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	281
484,385	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (b)(g)	496
520,000	JPMorgan Chase & Co., (3 mo. LIBOR US
	+ 0.680%) 2.00%, 6/01/21 (c)	523
150,000	JPMorgan Chase & Co., 6.30%, 4/23/19	159

See notes to financial statements.

Annual Report   77

Principal or Shares	Security Description	Value (000)

255,000	Kinder Morgan Inc./DE, (3 mo. LIBOR US
	+ 1.280%) 2.64%, 1/15/23 (c)	$259
110,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	112
66,862	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	72
350,000	Lennar Corp., 4.13%, 1/15/22	364
8,855	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	9
320,000	Metropolitan Life Global Funding I 144A,
	1.95%, 12/03/18 (b)	321
320,000	Molson Coors Brewing Co. 144A,
	1.90%, 3/15/19 (b)	319
170,000	Moody’s Corp., 2.75%, 12/15/21	171
300,000	Morgan Stanley, 2.50%, 4/21/21	301
650,000	Morgan Stanley, (3 mo. LIBOR US + 1.140%)
	2.51%, 1/27/20 (c)	660
710,000	Morgan Stanley, (3 mo. LIBOR US + 1.180%)
	2.54%, 1/20/22 (c)	721
353,601	MVW Owner Trust 2017-1 144A,
	2.42%, 12/20/34 (b)	352
200,000	National Oilwell Varco Inc., 1.35%, 12/01/17	200
463,553	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (b)(g)	483
954,848	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(g)	993
970,413	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(g)	1,012
340,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	340
185,000	Nissan Motor Acceptance Corp. 144A,
	2.15%, 9/28/20 (b)	184
290,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19 (b)	294
590,000	ONEOK Inc., 4.25%, 2/01/22	615
110,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (b)	111
400,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (b)	409
640,000	Philip Morris International Inc., 1.63%, 2/21/19	639
90,000	Pitney Bowes Inc., 4.70%, 4/01/23	88
320,000	PNC Bank NA, 2.45%, 11/05/20	323
208,482	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	186
765,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	830
100,000	Santander Drive Auto Receivables Trust 2014-3,
	2.65%, 8/17/20	101
150,000	Santander Drive Auto Receivables Trust 2015-1,
	3.24%, 4/15/21	152
180,000	Santander Drive Auto Receivables Trust 2015-2,
	3.02%, 4/15/21	183
300,000	Santander Drive Auto Receivables Trust 2016-2,
	2.66%, 11/15/21	303
550,000	Santander Holdings USA Inc., 2.65%, 4/17/20	554
550,000	Santander Holdings USA Inc. 144A,
	3.70%, 3/28/22 (b)	563
101,000	Sequoia Mortgage Trust, 1.45%, 2/25/43 (g)	99
142,707	Sequoia Mortgage Trust, 1.55%, 4/25/43 (g)	140
180,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	184

Principal or Shares	Security Description	Value (000)

250,000	SLM Corp., 5.13%, 4/05/22	$260
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	179
170,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	171
450,000	Southern California Edison Co., 1.85%, 2/01/22	449
450,000	Springleaf Funding Trust 2017-A 144A,
	2.68%, 7/15/30 (b)	449
480,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co.
	II LLC / Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	488
390,000	Stanley Black & Decker Inc., 1.62%, 11/17/18	389
260,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	262
130,000	Synchrony Financial, 2.60%, 1/15/19	131
120,000	Synchrony Financial, (3 mo. LIBOR US
	+ 1.230%) 2.61%, 2/03/20 (c)	122
220,000	Synchrony Financial, 3.00%, 8/15/19	223
205,000	Tech Data Corp., 3.70%, 2/15/22	207
1,546,000	U.S. Treasury Note, 1.25%, 8/31/19	1,537
532,000	U.S. Treasury Note, 1.25%, 10/31/19 (h)(i)	528
2,260,000	U.S. Treasury Note, 1.38%, 7/31/19	2,252
1,400,000	U.S. Treasury Note, 1.38%, 9/30/19	1,395
4,645,000	U.S. Treasury Note, 1.50%, 10/31/19	4,636
120,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	123
560,000	VEREIT Operating Partnership LP,
	4.13%, 6/01/21	586
620,000	Verizon Communications Inc., (3 mo. LIBOR US
	+ 0.550%) 1.86%, 5/22/20 (c)	624
570,000	Verizon Communications Inc., (3 mo. LIBOR US
	+ 1.000%) 2.32%, 3/16/22 (c)	582
145,000	VFH Parent LLC / Orchestra Co.-Issuer Inc.
	144A, 6.75%, 6/15/22 (b)	151
240,000	ViaSat Inc. 144A, 5.63%, 9/15/25 (b)	244
82,753	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	83
82,707	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	83
330,000	Westlake Automobile Receivables Trust 2016-2
	144A, 2.30%, 11/15/19 (b)	331
160,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	162
330,000	Westlake Automobile Receivables Trust 2017-1
	144A, 2.70%, 10/17/22 (b)	331

		65,572

Vietnam (USD) (0%)
300,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	327

Virgin Islands (British) (USD) (1%)
585,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.38%, 4/12/20 (b)	585
200,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	200
210,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	209

		994

Total Bonds (Cost - $112,327)		112,908

Purchased Put Options (0%)
Total Purchased Put Options (Cost - $41)		31

Purchased Put Swaptions (0%)
Total Purchased Put Swaptions (Cost - $41)		42

See notes to financial statements.

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
750,279	Payden Cash Reserves Money Market Fund *
	(Cost - $750)	$750
Total Investments, Before Options Written
(Cost - $113,366) (100%)		113,941

Written Options (0%)
Total Written Put Options (Cost - $(3))		(4)

Total Investments (Cost - $113,363) (100%)		113,937

Liabilities in excess of Other Assets (0%)		(532)

Net Assets (100%)		$113,405

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $417 and the total market value of the collateral held by the Fund is $432. Amount in 000s.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	Principal in foreign currency.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
Eurodollar 1-Year Mid-Curve Option	205	$50,476	98.00	12/18/2017	$2	Put
Eurodollar 1-Year Mid-Curve Option	130	31,856	97.88	02/16/2018	18	Put
Eurodollar 1-Year Mid-Curve Option	57	13,986	98.00	09/17/2018	11	Put

Total Purchase Options		$96,318			$31

Purchased Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration date	Value (000s)	Call/Put
Purchased Put Swaptions 0.0%
10 Year Interest Rate Swap, 2/14/28, Pay Fixed 2.217%	BNP PARIBAS	$1,260	02/12/2018	$26	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR 30 Year Interest Rate Swap, 1/26/48, Pay Fixed 2.543%	Citibank, N.A.	500	01/24/2018	16	Put
Semi-Annually, Receive Variable Quarterly, 3-Month USD LIBOR

Total Swaptions		$1,760		$42

Written Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchanged Traded OptionWritten - 0.0%
Eurodollar 1-Year Mid-Curve Option	130	$(31,856)	97.63	02/16/2018	$(4)	Put

.

See notes to financial statements.

Annual Report   79

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,294	JPY 144,500	Bank of America N.A.	12/19/2017		$20
USD 223	TRY 839	Bank of America N.A.	01/16/2018		7
USD 845	EUR 715	Barclays Bank PLC	11/20/2017		11
USD 843	CHF 806	Barclays Bank PLC	11/20/2017		34
USD 838	NOK 6,577	HSBC Bank USA, N.A.	12/15/2017		32
USD 832	CAD 1,015	HSBC Bank USA, N.A.	12/15/2017		45
USD 850	EUR 713	HSBC Bank USA, N.A.	01/29/2018		15
USD 569	JPY 63,400	State Street Bank & Trust Co.	01/18/2018		10

					174

Liabilities:
BRL 708	USD 221	State Street Bank & Trust Co.	11/16/2017		(5)
CAD 1,015	USD 815	HSBC Bank USA, N.A.	12/15/2017		(27)
CHF 806	USD 822	Barclays Bank PLC	11/20/2017		(13)
EUR 1,094	USD 1,296	Bank of America N.A.	12/19/2017		(18)
EUR 715	USD 843	Barclays Bank PLC	11/20/2017		(9)
IDR 6,136,000	USD 445	Barclays Bank PLC	04/24/2018		(1)
MYR 1,919	USD 453	Barclays Bank PLC	01/30/2018		(1)
NOK 6,577	USD 835	HSBC Bank USA, N.A.	12/15/2017		(29)
NOK 6,605	USD 845	HSBC Bank USA, N.A.	01/29/2018		(35)
RUB 26,410	USD 448	HSBC Bank USA, N.A.	01/16/2018		(3)
TRY 839	USD 221	Bank of America N.A.	01/16/2018		(5)
USD 473	GBP 360	HSBC Bank USA, N.A.	11/08/2017		(5)

					(151)

Net Unrealized Appreciation (Depreciation)				$23

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Eurodollar Future	100	Jun-18	$24,559	$(6)	$(6)
U.S. Treasury 2 Year Note Future	38	Dec-17	8,184	(33)	(33)

					(39)

Short Contracts:
90-Day Eurodollar Future	100	Sep-18	(24,539)	(1)	(1)
Euro-Bobl Future	23	Dec-17	(3,531)	(5)	(5)
U.S. Treasury 5 Year Note Future	34	Dec-17	(3,984)	37	37

					31

Total Futures					$(8)

See notes to financial statements.

80   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America Investment Grade Series 28 Index), Pay 1% Quarterly, Receive upon credit default	06/20/2022	$4,113	$(89)	$(81)	$(8)

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$417
of Assets and Liabilities[1]
Non-cash Collateral[2]	(417)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   81

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	42%
Foreign Government	38%
Mortgage Backed	11%
Investment Company	3%
U.S. Treasury	3%
Other	3%
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)

Bonds (103%)
Argentina (USD) (0%)
280,000	Provincia de Buenos Aires/Argentina 144A,
	5.75%, 6/15/19(a)	$291
Armenia (USD) (0%)
400,000	Republic of Armenia International Bond 144A,
	6.00%, 9/30/20(a)	422
Australia (AUD) (1%)
450,000	Australia Government Bond, 1.75%, 11/21/20	342
1,100,000	Australia Government Bond, 3.25%, 4/21/25	885
		1,227
Australia (USD) (0%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(a)	280
90,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20(a)	90
		370
Austria (EUR) (0%)
120,000	Austria Government Bond 144A,
	1.65%, 10/21/24(a)	155
120,000	Austria Government Bond 144A,
	2.40%, 5/23/34(a)	168
50,000	Austria Government Bond 144A,
	3.15%, 6/20/44(a)	81
		404
Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A,
	0.80%, 6/22/25(a)	121
400,000	Belgium Government Bond 144A,
	1.00%, 6/22/31(a)	466
60,000	Belgium Government Bond 144A,
	1.60%, 6/22/47(a)	68
250,000	Belgium Government Bond, 3.00%, 9/28/19	312
		967
Brazil (USD) (0%)
270,000	Brazilian Government International Bond,
	4.88%, 1/22/21	289

Principal or Shares	Security Description	Value (000)

Canada (CAD) (2%)
1,200,000	Canadian Government Bond, 2.25%, 6/01/25	$958
380,000	Canadian Government Bond, 3.50%, 12/01/45	366
1,000,000	Canadian Government Bond, 3.75%, 6/01/19	804
350,000	Canadian Government Bond, 5.00%, 6/01/37	388
100,000	Canadian Government Bond, 5.75%, 6/01/29	107
		2,623
Canada (EUR) (1%)
500,000	Magna International Inc., 1.50%, 9/25/27	602
Canada (USD) (2%)
360,000	1011778 BC ULC / New Red Finance Inc. 144A,
	5.00%, 10/15/25(a)	368
487,000	Cenovus Energy Inc., 6.75%, 11/15/39	580
356,000	Encana Corp., 3.90%, 11/15/21	369
405,000	Manulife Financial Corp., (5 yr. Swap Semi
	30/360 US + 1.647%) 4.06%, 2/24/32(b)	411
450,000	NOVA Chemicals Corp. 144A,
	5.25%, 6/01/27(a)	460
370,000	Valeant Pharmaceuticals International Inc. 144A,
	5.50%, 11/01/25(a)	379
		2,567
Cayman Islands (USD) (2%)
400,000	Babson CLO Ltd. 2015-I 144A, (3 mo. LIBOR
	US + 1.430%) 2.79%, 4/20/27(a)(b)	404
220,000	Baidu Inc., 2.88%, 7/06/22	221
650,000	CIFC Funding 2017-III Ltd. 144A, (3 mo.
	LIBOR US + 1.800%) 3.12%, 7/20/30(a)(b)	652
385,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR US + 1.120%) 2.48%, 7/20/26(a)(b)	387
380,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR US + 2.050%) 3.41%, 7/20/26(a)(b)	384
195,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24(a)	197
		2,245
Chile (USD) (0%)
223,526	Latam Airlines 2015-1 Pass Through Trust A,
	4.20%, 11/15/27	228

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Colombia (USD) (0%)
420,000	Colombia Government International Bond,
	3.88%, 4/25/27	$423
Costa Rica (USD) (0%)
200,000	Costa Rica Government International Bond
	144A, 4.25%, 1/26/23(a)	198
Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A,
	5.50%, 1/27/25(a)	213
Finland (EUR) (0%)
170,000	Finland Government Bond 144A,
	2.75%, 7/04/28(a)	243
Finland (USD) (0%)
540,000	Nokia OYJ, 4.38%, 6/12/27	541
France (EUR) (4%)
1,000,000	France Government Bond OAT, 1.00%, 5/25/18	1,176
350,000	France Government Bond OAT 144A,
	1.25%, 5/25/36(a)	402
1,120,000	France Government Bond OAT, 1.75%, 11/25/24	1,451
1,030,000	France Government Bond OAT, 3.25%, 5/25/45	1,631
		4,660
France (GBP) (1%)
300,000	AXA SA, (3 mo. LIBOR GBP + 3.270%)
	5.63%, 1/16/54(b)	477
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29	238
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29	159
		874
France (USD) (1%)
530,000	BPCE SA, (3 mo. LIBOR US + 0.880%)
	2.20%, 5/31/22(b)	536
500,000	Credit Agricole SA/London 144A,
	3.25%, 10/04/24(a)	501
280,000	Danone SA 144A, 2.59%, 11/02/23(a)	275
		1,312
Germany (EUR) (3%)
900,000	Bundesrepublik Deutschland, 0.00%, 8/15/26	1,030
800,000	Bundesrepublik Deutschland, 0.50%, 2/15/26	961
360,000	Bundesrepublik Deutschland, 3.25%, 7/04/42	617
80,000	Bundesrepublik Deutschland, 4.75%, 7/04/40	165
450,000	Volkswagen Leasing GmbH, 1.38%, 1/20/25	534
		3,307
Hong Kong (USD) (1%)
715,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19(a)	711
Iceland (EUR) (1%)
502,000	Islandsbanki HF, 1.75%, 9/07/20	606
400,000	Landsbankinn HF, 1.63%, 3/15/21	483
		1,089
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A,
	3.75%, 6/14/28(a)	383
Indonesia (USD) (0%)
200,000	Indonesia Government International Bond 144A,
	4.13%, 1/15/25(a)	210
310,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	4.15%, 3/29/27(a)	320
		530

Principal or Shares	Security Description	Value (000)

Ireland (EUR) (1%)
100,000	Ireland Government Bond, 3.40%, 3/18/24	$140
100,000	Johnson Controls International PLC,
	1.00%, 9/15/23	119
390,000	Liberty Mutual Finance Europe DAC 144A,
	1.75%, 3/27/24(a)	472
		731
Ireland (USD) (1%)
220,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	219
185,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	183
535,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21(a)	529
		931
Italy (EUR) (4%)
270,000	Assicurazioni Generali SPA, (3 mo. EURIBOR
	+ 5.350%) 5.00%, 6/08/48(b)	366
690,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 8/01/18	833
1,180,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	1,647
430,000	Italy Buoni Poliennali Del Tesoro,
	5.00%, 8/01/39	687
680,000	Italy Buoni Poliennali Del Tesoro,
	5.25%, 11/01/29	1,061
		4,594
Japan (JPY) (14%)
737,400,000	Japan Government Ten Year Bond,
	0.30%, 12/20/25	6,641
275,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	2,542
375,000,000	Japan Government Ten Year Bond,
	1.20%, 6/20/21	3,455
100,800,000	Japan Government Thirty Year Bond,
	1.40%, 12/20/45	1,014
163,000,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	1,825
165,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	1,901
54,500,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	577
		17,955
Japan (USD) (1%)
620,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	627
Jersey (EUR) (0%)
400,000	Glencore Finance Europe Ltd., 1.88%, 9/13/23	489
Kenya (USD) (0%)
525,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19(a)	543
Luxembourg (EUR) (1%)
750,000	Allergan Funding SCS, 1.25%, 6/01/24	885
Luxembourg (USD) (0%)
240,000	Allergan Funding SCS, 3.45%, 3/15/22	247
Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	282

Annual Report   83

Principal or Shares	Security Description	Value (000)

Morocco (USD) (1%)
550,000	Morocco Government International Bond 144A,
	4.25%, 12/11/22(a)	$578
Netherlands (EUR) (1%)
300,000	Netherlands Government Bond 144A,
	0.50%, 7/15/26(a)	355
130,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22(a)	170
130,000	Netherlands Government Bond 144A,
	4.00%, 1/15/37(a)	233
400,000	NN Group NV, (3 mo. EURIBOR + 4.950%)
	4.63%, 1/13/48(b)	537
350,000	Teva Pharmaceutical Finance Netherlands II BV,
	1.13%, 10/15/24	373
		1,668
Netherlands (USD) (2%)
400,000	ABN AMRO Bank NV, (5 yr. Swap Semi 30/360
	US + 2.197%) 4.40%, 3/27/28(b)	415
415,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21(a)	408
600,000	Mylan NV, 3.15%, 6/15/21	607
300,000	Teva Pharmaceutical Finance Netherlands III BV,
	1.70%, 7/19/19	294
250,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	235
255,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	235
		2,194
New Zealand (USD) (1%)
750,000	ANZ New Zealand International Ltd./London
	144A, 2.13%, 7/28/21(a)	738
250,000	BNZ International Funding Ltd./London 144A,
	2.10%, 9/14/21(a)	246
		984
Panama (USD) (0%)
200,000	Panama Government International Bond,
	3.75%, 3/16/25	209
200,000	Panama Government International Bond,
	3.88%, 3/17/28	210
		419
Peru (USD) (0%)
390,000	Peruvian Government International Bond,
	4.13%, 8/25/27	428
Poland (PLN) (0%)
500,000	Poland Government Bond, 5.25%, 10/25/20	150
Romania (USD) (1%)
555,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23(a)	595
Saudi Arabia (USD) (1%)
450,000	Saudi Government International Bond 144A,
	3.25%, 10/26/26(a)	444
600,000	Saudi Government International Bond 144A,
	3.63%, 3/04/28(a)	596
		1,040
Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21(a)	343

Principal or Shares	Security Description	Value (000)

Spain (EUR) (2%)
1,000,000	Spain Government Bond, 0.75%, 7/30/21	$1,197
200,000	Spain Government Bond 144A,
	1.95%, 4/30/26(a)	248
600,000	Spain Government Bond 144A,
	1.95%, 7/30/30(a)	710
70,000	Spain Government Bond 144A,
	2.90%, 10/31/46(a)	84
500,000	Telefonica Emisiones SAU, 1.53%, 1/17/25	609
		2,848
Spain (GBP) (1%)
400,000	Iberdrola Finanzas SAU, 7.38%, 1/29/24	697
Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A,
	5.88%, 7/25/22(a)	321
200,000	Sri Lanka Government International Bond 144A,
	6.00%, 1/14/19(a)	206
		527
Switzerland (USD) (0%)
210,000	UBS Group Funding Switzerland AG 144A,
	3.49%, 5/23/23(a)	215
Turkey (USD) (0%)
400,000	Turkey Government International Bond,
	5.63%, 3/30/21	422
United Kingdom (EUR) (2%)
250,000	Anglo American Capital PLC, 1.63%, 9/18/25	295
500,000	BP Capital Markets PLC, 1.08%, 6/26/25	594
500,000	Nationwide Building Society, (5 yr. Euro Swap
	+ 1.500%) 2.00%, 7/25/29(b)	595
400,000	Sky PLC, 2.25%, 11/17/25	502
		1,986
United Kingdom (GBP) (4%)
350,000	Barclays PLC, 3.25%, 2/12/27	482
450,000	BP Capital Markets PLC, 1.18%, 8/12/23	580
310,000	HSBC Bank PLC, (3 mo. LIBOR GBP
	+ 1.500%) 5.38%, 11/04/30(b)	498
580,895	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.08%, 8/20/56(a)(b)	775
260,000	United Kingdom Gilt, 4.25%, 12/07/55	583
260,000	United Kingdom Gilt, 4.25%, 12/07/55	583
620,000	United Kingdom Gilt, 4.75%, 12/07/38	1,236
220,000	United Kingdom Gilt, 5.00%, 3/07/25	374
150,000	Virgin Money PLC, 2.25%, 4/21/20	203
		5,314
United Kingdom (USD) (2%)
230,000	Anglo American Capital PLC 144A,
	4.75%, 4/10/27(a)	244
440,000	Barclays PLC, 3.68%, 1/10/23	449
670,000	HSBC Holdings PLC, 2.95%, 5/25/21	682
200,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	203
500,000	Santander UK Group Holdings PLC, (3 mo.
	LIBOR USD + 1.400%) 3.82%, 11/03/28(b)	504
		2,082
United States (EUR) (4%)
550,000	AbbVie Inc., 1.38%, 5/17/24	662
150,000	Berkshire Hathaway Inc., 1.30%, 3/15/24	183
450,000	Blackstone Holdings Finance Co. LLC 144A,
	1.00%, 10/05/26(a)	503

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

640,000	Celanese U.S. Holdings LLC, 1.13%, 9/26/23	$755
400,000	General Motors Financial Co. Inc.,
	0.96%, 9/07/23	469
150,000	McKesson Corp., 1.50%, 11/17/25	181
400,000	Procter & Gamble Co., 1.25%, 10/25/29	473
650,000	Southern Power Co., 1.00%, 6/20/22	779
250,000	Verizon Communications Inc., 2.88%, 1/15/38	300
		4,305
United States (GBP) (1%)
360,000	American Honda Finance Corp.,
	2.63%, 10/14/22	502
110,000	Textron Inc., 6.63%, 4/07/20	162
		664
United States (USD) (37%)
225,000	21st Century Fox America Inc., 4.50%, 2/15/21	240
140,000	Abbott Laboratories, 3.40%, 11/30/23	144
300,000	AbbVie Inc., 2.85%, 5/14/23	302
350,000	Activision Blizzard Inc., 2.30%, 9/15/21	346
200,000	Activision Blizzard Inc., 4.50%, 6/15/47	206
150,000	Air Lease Corp., 4.25%, 9/15/24	159
444,427	American Airlines 2016-1 Class B Pass Through
	Trust, 5.25%, 1/15/24	476
390,000	American Equity Investment Life Holding Co.,
	5.00%, 6/15/27	410
350,000	Ares Capital Corp., 3.63%, 1/19/22	354
550,000	AT&T Inc., 3.60%, 2/17/23	570
270,000	AT&T Inc., 5.25%, 3/01/37	283
120,000	Bank of America Corp., 4.00%, 4/01/24	127
550,000	Bank of America Corp., 5.63%, 7/01/20	597
200,000	Barrick North America Finance LLC,
	7.50%, 9/15/38	274
515,000	BAT Capital Corp. 144A, 3.56%, 8/15/27(a)	517
105,000	Becton Dickinson and Co., 3.36%, 6/06/24	106
290,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	298
500,000	Boise Cascade Co. 144A, 5.63%, 9/01/24(a)	523
300,000	Capital One Financial Corp., 4.75%, 7/15/21	324
350,000	Capital One NA/Mclean VA, 2.40%, 9/05/19	351
480,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	521
760,000	Citigroup Inc., 2.90%, 12/08/21	769
325,000	Citigroup Inc., 4.45%, 9/29/27	343
557,310	Colony Starwood Homes 2016-2 Trust 144A, (1 mo. LIBOR US + 1.250%)
	2.49%, 12/17/33(a)(b)	563
555,000	Daimler Finance North America LLC 144A,
	2.00%, 7/06/21(a)	547
540,000	Dell International LLC / EMC Corp. 144A,
	4.42%, 6/15/21(a)	568
325,000	Dell International LLC / EMC Corp. 144A,
	8.35%, 7/15/46(a)	422
40,000	Delta Air Lines Inc., 2.88%, 3/13/20	40
90,000	Dignity Health, 3.13%, 11/01/22	90
300,000	Discover Bank, 3.10%, 6/04/20	306
235,000	Dominion Energy Inc., 2.00%, 8/15/21	231
389,025	Domino’s Pizza Master Issuer LLC 144A, (3 mo. LIBOR US + 1.250%) 2.62%, 7/25/47(a)(b)	391
648,375	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47(a)	646

Principal or Shares	Security Description	Value (000)

152,000	Dow Chemical Co., 9.40%, 5/15/39	$256
55,000	Enable Midstream Partners LP, 4.40%, 3/15/27	56
320,000	Energy Transfer LP, 6.50%, 2/01/42	368
430,000	EnLink Midstream Partners LP, 5.45%, 6/01/47	448
225,000	Enterprise Products Operating LLC,
	3.95%, 2/15/27(c)	237
340,000	EQT Corp., 3.90%, 10/01/27	339
577,018	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.550%) 1.79%, 1/25/30(b)	577
527,296	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.950%) 2.19%, 10/25/29(b)	531
250,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 4.250%) 5.49%, 1/25/29(b)	279
330,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 4.250%) 5.49%, 4/25/29(b)	371
170,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 4.450%) 5.69%, 1/25/29(b)	187
499,882	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 10.250%) 11.49%, 1/25/29(b)	660
499,995	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 10.750%) 11.99%, 1/25/29(b)	629
740,000	FN, 2.50%, 15YR TBA(d)	743
2,270,000	FN, 3.00%, 30YR TBA(d)	2,271
1,200,000	FN, 3.00%, 15YR TBA(d)	1,230
560,000	FN, 3.50%, 30YR TBA(d)	576
577,179	FN, 3.50%, 5/01/45	594
1,830,000	FN, 4.00%, 30YR TBA(d)	1,921
1,310,000	FN, 4.50%, 30YR TBA(d)	1,401
825,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	828
369,875	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.200%)
	2.44%, 10/25/29(b)	375
600,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.300%)
	2.54%, 4/25/29(b)	608
250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 3.250%)
	4.49%, 7/25/29(b)	263
110,000	FS Investment Corp., 4.25%, 1/15/20	113
720,000	G2, 3.50%, 30YR TBA(d)	747
500,000	General Motors Financial Co. Inc.,
	4.20%, 3/01/21	525
750,000	Goldman Sachs Group Inc., 5.38%, 3/15/20	803
30,106	GreenPoint Mortgage Funding Trust, (1 mo.
	LIBOR US + 0.560%) 1.80%, 6/25/45(b)	27
500,000	HCA Inc., 5.38%, 2/01/25	517
385,000	International Lease Finance Corp.,
	5.88%, 4/01/19	405
375,000	Kinder Morgan Energy Partners LP,
	6.55%, 9/15/40	438
260,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43(a)	298
133,000	Marathon Oil Corp., 3.85%, 6/01/25	134
425,000	Marathon Oil Corp., 4.40%, 7/15/27	437
115,000	MDC Holdings Inc., 6.00%, 1/15/43	111
450,000	Meritage Homes Corp., 5.13%, 6/06/27	456
200,000	Metropolitan Edison Co. 144A,
	3.50%, 3/15/23(a)	206

Annual Report   85

Principal or Shares	Security Description	Value (000)

185,000	Morgan Stanley, 3.13%, 7/27/26	$183
300,000	Morgan Stanley, 5.50%, 1/26/20	322
530,000	Nabors Industries Inc., 4.63%, 9/15/21	515
170,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39(a)	286
411,564	New Residential Mortgage Loan Trust 2017-2
	144A, 4.00%, 3/25/57(a)(e)	429
500,000	Newell Brands Inc., 3.15%, 4/01/21	511
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	486
370,000	NuStar Logistics LP, 5.63%, 4/28/27	391
175,000	Nuveen Finance LLC 144A, 2.95%, 11/01/19(a)	178
150,000	Old Republic International Corp.,
	4.88%, 10/01/24	161
320,000	ONEOK Partners LP, 6.65%, 10/01/36	389
63,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39(a)	107
110,000	Prudential Financial Inc., (3 mo. LIBOR USD
	+ 3.920%) 5.63%, 6/15/43(b)	120
210,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC / Reynolds Group Issuer Lu 144A,
	5.13%, 7/15/23(a)	219
350,000	Roper Technologies Inc., 2.80%, 12/15/21	354
380,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	412
110,000	Santander Holdings USA Inc., 2.65%, 4/17/20	111
105,000	Select Income REIT, 4.50%, 2/01/25	108
500,000	SLM Corp., 5.13%, 4/05/22	519
330,000	Solvay Finance America LLC 144A,
	3.40%, 12/03/20(a)	340
250,000	Sprint Communications Inc, 6.00%, 11/15/22	263
200,000	Synchrony Financial, 4.25%, 8/15/24	208
495,000	Taco Bell Funding LLC 144A, 3.83%, 5/25/46(a)	505
410,000	Time Warner Inc., 3.60%, 7/15/25	409
80,000	U.S. Treasury Bond, 2.25%, 8/15/46	70
1,136,608	U.S. Treasury Inflation Indexed Bonds,
	0.63%, 1/15/26	1,151
2,340,000	U.S. Treasury Note, 1.25%, 4/30/19(f)	2,330
500,000	United Continental Holdings Inc.,
	5.00%, 2/01/24	510
210,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	212
215,000	Welltower, Inc., 4.95%, 1/15/21	231
370,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23(a)	391
		45,430
Uruguay (USD) (0%)
325,000	Uruguay Government International Bond,
	4.38%, 10/27/27	352
110,000	Uruguay Government International Bond,
	4.50%, 8/14/24	121
		473
Virgin Islands (British) (USD) (1%)
650,000	Sinopec Group Overseas Development 2016 Ltd.
	144A, 2.00%, 9/29/21(a)	636

Total Bonds (Cost - $125,596)		128,001

Principal or Shares	Security Description	Value (000)

Investment Company (3%)
1,242,285	Payden Cash Reserves Money Market Fund *	$1,242
277,113	Payden Floating Rate Fund, SI Class *	2,774
Total Investment Company (Cost - $4,009)		4,016
Total Investments (Cost - $129,605) (106%)		132,017
Liabilities in excess of Other Assets (-6%)		(7,370)

Net Assets (100%)		$124,647

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(c)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $173 and the total market value of the collateral held by the Fund is $179. Amounts in 000s.
(d)	Security was purchased on a delayed delivery basis.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(f)	All or a portion of the security is pledged to cover futures contract margin requirements.

86   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 4,263	JPY 475,600	Bank of America N.A.	12/19/2017	$70
USD 611	TRY 2,299	Bank of America N.A.	01/16/2018	18
USD 18,398	JPY 2,070,000	Barclays Bank PLC	11/08/2017	187
USD 3,023	CHF 2,893	Barclays Bank PLC	11/20/2017	120
USD 2,959	EUR 2,503	Barclays Bank PLC	11/20/2017	40
USD 1,272	AUD 1,632	BNP PARIBAS	11/08/2017	23
USD 15,101	EUR 12,878	Citibank, N.A.	11/08/2017	93
USD 2,499	EUR 2,120	Citibank, N.A.	11/08/2017	29
USD 339	MXN 6,100	Credit Suisse First Boston International	12/18/2017	23
USD 2,999	CAD 3,664	HSBC Bank USA, N.A.	12/15/2017	158
USD 2,959	NOK 23,225	HSBC Bank USA, N.A.	12/15/2017	113
USD 2,990	EUR 2,507	HSBC Bank USA, N.A.	01/29/2018	54
USD 2,687	CAD 3,372	Royal Bank of Canada	11/08/2017	74
USD 10,653	EUR 9,086	State Street Bank & Trust Co.	11/08/2017	64
USD 925	EUR 790	State Street Bank & Trust Co.	11/08/2017	4

				1,070

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
BRL 1,946	USD 607	State Street Bank & Trust Co.	11/16/2017	(13)
CAD 3,664	USD 2,940	HSBC Bank USA, N.A.	12/15/2017	(99)
CHF 2,893	USD 2,951	Barclays Bank PLC	11/20/2017	(47)
EUR 3,597	USD 4,264	Bank of America N.A.	12/19/2017	(62)
EUR 2,503	USD 2,953	Barclays Bank PLC	11/20/2017	(34)
EUR 220	USD 256	Citibank, N.A.	11/02/2017	—
IDR 16,971,000	USD 1,231	Barclays Bank PLC	04/24/2018	(3)
MYR 5,303	USD 1,251	Barclays Bank PLC	01/30/2018	(2)
NOK 23,225	USD 2,950	HSBC Bank USA, N.A.	12/15/2017	(103)
NOK 23,229	USD 2,973	HSBC Bank USA, N.A.	01/29/2018	(122)
RUB 72,390	USD 1,229	HSBC Bank USA, N.A.	01/16/2018	(8)
TRY 2,299	USD 607	Bank of America N.A.	01/16/2018	(14)
USD 163	PLN 595	Barclays Bank PLC	11/21/2017	—
USD 6,798	GBP 5,175	HSBC Bank USA, N.A.	11/08/2017	(77)
USD 789	GBP 600	HSBC Bank USA, N.A.	11/08/2017	(8)
				(592)

Net Unrealized Appreciation (Depreciation)				$478

Annual Report   87

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90-Day Euro Euribor	208	Mar-18	$60,769	$15	$15
Euro Buxl 30 Year Bond Future	4	Dec-17	774	10	10
Euro-Bobl Future	8	Dec-17	1,228	2	2
Euro-Schatz Future	59	Dec-17	7,716	6	6
Long Gilt Future	15	Dec-17	2,477	6	6
U.S. Long Bond Future	2	Dec-17	305	(5)	(5)
U.S. Ultra Bond Future	19	Dec-17	3,131	(58)	(58)

					(24)

Short Contracts:
90-Day Euro Euribor	208	Mar-19	(60,702)	(60)	(60)
Euro-Bund Future	53	Dec-17	(10,048)	(72)	(72)
Euro-Oat Future	12	Dec-17	(2,201)	(25)	(25)
U.S. 10 Year Ultra Future	37	Dec-17	(4,955)	44	44
U.S. Treasury 10 Year Note Future	11	Dec-17	(1,374)	(4)	(4)
U.S. Treasury 5 Year Note Future	56	Dec-17	(6,563)	59	59

					(58)

Total Futures					$(82)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$173
Non-cash Collateral[2]	(173)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

88   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Foreign Government	72%
Corporate	24%
Cash equivalent	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (ARS) (1%)
173,275,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21 ARS	$10,316
54,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	2,882
		13,198

Argentina (USD) (6%)
14,952,500	Argentine Republic Government International Bond, 2.50%, 12/31/38	10,781
7,545,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	7,941
4,385,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	4,788
5,260,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	5,670
3,010,000	Argentine Republic Government International Bond 144A, 7.13%, 6/28/17 (a)	3,096
12,050,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	13,647
12,604,322	Argentine Republic Government International Bond, 8.28%, 12/31/33 (b)	14,772
3,295,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	3,500
6,610,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)(b)	7,344
2,010,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	2,173
5,170,000	Provincia de Cordoba 144A, 7.45%, 9/01/24 (a)	5,704
		79,416

Armenia (USD) (0%)
5,631,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (a)	5,939

Azerbaijan (USD) (2%)
17,410,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (a)	17,941
5,955,000	State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	5,994
		23,935

Principal or Shares	Security Description	Value (000)
Belarus (USD) (1%)
5,960,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	$6,354
Bermuda (USD) (0%)
2,875,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (a)	2,839

Brazil (BRL) (1%)
10,700,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	3,360
28,845,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,973
11,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL	3,561
		15,894

Brazil (USD) (4%)
6,215,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (a)	6,295
3,705,000	Brazilian Government International Bond, 2.63%, 1/05/23	3,590
9,935,000	Brazilian Government International Bond, 4.25%, 1/07/25 (b)	10,096
6,900,000	Brazilian Government International Bond, 4.63%, 1/13/28	6,860
1,090,000	Brazilian Government International Bond, 4.88%, 1/22/21 (b)	1,166
2,000,000	Brazilian Government International Bond, 5.00%, 1/27/45	1,856
2,955,000	Brazilian Government International Bond, 5.63%, 1/07/41	3,002
9,500,000	Brazilian Government International Bond, 6.00%, 4/07/26	10,564
4,383,343	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	3,551
		46,980

Canada (USD) (0%)
200,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	214

Annual Report   89

Principal or Shares	Security Description	Value (000)

3,025,000	Stoneway Capital Corp. 144A,
	10.00%, 3/01/27 (a)	$3,206
		3,420

Cayman Islands (USD) (2%)
5,570,000	Braskem Finance Ltd., 6.45%, 2/03/24	6,381
1,550,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)(b)	1,615
9,160,000	Lima Metro Line 2 Finance Ltd. 144A,
	5.88%, 7/05/34 (a)	10,122
3,289,000	Odebrecht Drilling Norbe VIII/IX Ltd. 144A,
	6.35%, 6/30/21 (a)(c)(d)	1,990
		20,108

Chile (USD) (1%)
4,900,000	Celeo Redes Operacion Chile SA 144A,
	5.20%, 6/22/47 (a)	5,010
3,080,000	Corp. Nacional del Cobre de Chile 144A,
	3.63%, 8/01/27 (a)	3,106
4,871,952	Latam Airlines 2015-1 Pass Through Trust A,
	4.20%, 11/15/27	4,963
		13,079

Colombia (USD) (3%)
4,550,000	Colombia Government International Bond,
	3.88%, 4/25/27	4,585
3,465,000	Colombia Government International Bond,
	4.00%, 2/26/24	3,612
3,240,000	Colombia Government International Bond,
	4.50%, 1/28/26	3,458
4,890,000	Colombia Government International Bond,
	5.00%, 6/15/45	5,043
6,000,000	Colombia Government International Bond,
	6.13%, 1/18/41	7,077
8,390,000	Colombia Government International Bond,
	7.38%, 9/18/37	11,117
		34,892

Costa Rica (USD) (2%)
4,770,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	4,842
4,910,000	Banco Nacional de Costa Rica 144A,
	4.88%, 11/01/18 (a)	4,979
3,020,000	Banco Nacional de Costa Rica 144A,
	5.88%, 4/25/21 (a)	3,154
4,475,000	Costa Rica Government International Bond
	144A, 7.00%, 4/04/44 (a)	4,682
11,665,000	Costa Rica Government International Bond
	144A, 7.16%, 3/12/45 (a)	12,438
		30,095

Croatia (USD) (0%)
3,000,000	Croatia Government International Bond,
	6.38%, 3/24/21 (e)	3,316
1,015,000	Croatia Government International Bond 144A,
	6.38%, 3/24/21 (a)	1,122
		4,438

Dominica Republic (USD) (2%)
2,585,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	2,750
6,715,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)(b)	7,245
2,555,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	2,890

Principal or Shares	Security Description	Value (000)

4,405,000	Dominican Republic International Bond 144A,
	6.85%, 1/27/45 (a)	$4,923
4,870,000	Dominican Republic International Bond 144A,
	6.88%, 1/29/26 (a)	5,578
7,205,000	Dominican Republic International Bond 144A,
	7.45%, 4/30/44 (a)	8,592
		31,978

Ecuador (USD) (3%)
7,920,000	Ecuador Government International Bond 144A,
	7.95%, 6/20/24 (a)	8,029
2,090,000	Ecuador Government International Bond,
	7.95%, 6/20/24 (e)	2,119
4,760,000	Ecuador Government International Bond 144A,
	8.75%, 6/02/23 (a)	5,005
6,100,000	Ecuador Government International Bond 144A,
	8.88%, 10/23/27 (a)(b)	6,256
5,535,000	Ecuador Government International Bond 144A,
	9.65%, 12/13/26 (a)	6,033
6,815,000	Ecuador Government International Bond 144A,
	10.75%, 3/28/22 (a)	7,718
		35,160

Egypt (EGP) (1%)
130,000,000	Egypt Treasury Bills, 0.00%, 4/10/18 EGP	6,857

Egypt (USD) (1%)
6,430,000	Egypt Government International Bond 144A,
	6.13%, 1/31/22 (a)	6,719
6,510,000	Egypt Government International Bond 144A,
	7.50%, 1/31/27 (a)	7,229
4,890,000	Egypt Government International Bond 144A,
	8.50%, 1/31/47 (a)	5,541
		19,489

El Salvador (USD) (2%)
4,615,000	El Salvador Government International Bond
	144A, 5.88%, 1/30/25 (a)	4,580
1,980,000	El Salvador Government International Bond
	144A, 6.38%, 1/18/27 (a)	1,978
2,765,000	El Salvador Government International Bond
	144A, 7.38%, 12/01/19 (a)	2,879
10,405,000	El Salvador Government International Bond
	144A, 7.65%, 6/15/35 (a)(b)	10,899
8,360,000	El Salvador Government International Bond
	144A, 8.63%, 2/28/29 (a)	9,489
		29,825

Georgia (GEL) (0%)
11,130,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20
	GEL (a)	4,308

Georgia (USD) (2%)
4,645,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (a)	4,791
6,330,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (a)	7,095
2,030,000	Georgian Oil and Gas Corp. JSC 144A,
	6.75%, 4/26/21 (a)	2,182
8,965,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	10,047
		24,115

Ghana (USD) (2%)
8,350,000	Ghana Government International Bond 144A,
	7.88%, 8/07/23 (a)(b)	9,049

90   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,930,000	Ghana Government International Bond 144A, 9.25%, 9/15/22 (a)(b)	$5,577
8,380,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	11,185
		25,811

Honduras (USD) (1%)
2,070,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	2,243
8,620,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	9,832
		12,075

Hungary (USD) (2%)
11,850,000	Hungary Government International Bond,
	5.38%, 3/25/24	13,493
8,230,000	Hungary Government International Bond,
	5.75%, 11/22/23	9,472
		22,965

Indonesia (USD) (3%)
2,250,000	Indonesia Government International Bond 144A, 3.70%, 1/08/22 (a)	2,338
3,830,000	Indonesia Government International Bond 144A,
	3.85%, 7/18/27 (a)(b)	3,951
3,650,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25 (a)	3,832
3,070,000	Indonesia Government International Bond 144A, 5.25%, 1/17/42 (a)	3,445
2,960,000	Indonesia Government International Bond 144A, 5.25%, 1/08/47 (a)	3,346
4,365,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (a)	5,028
10,290,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	15,422
2,770,000	Indonesia Government International Bond,
	8.50%, 10/12/35 (e)	4,152
5,180,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	5,347
		46,861

Ivory Coast (USD) (1%)
2,860,000	Ivory Coast Government International Bond
	144A, 5.38%, 7/23/24 (a)	2,897
4,833,685	Ivory Coast Government International Bond
	144A, 5.75%, 12/31/32 (a)	4,779
8,740,000	Ivory Coast Government International Bond
	144A, 6.13%, 6/15/33 (a)	8,651
		16,327

Jamaica (USD) (0%)
2,390,000	Jamaica Government International Bond,
	8.00%, 3/15/39	2,991

Jordan (USD) (1%)
3,950,000	Jordan Government International Bond 144A,
	5.75%, 1/31/27 (a)	3,958
11,200,000	Jordan Government International Bond 144A, 7.38%, 10/10/47 (a)	11,757
		15,715

Kazakhstan (USD) (2%)
4,085,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	5,124

Principal or Shares	Security Description	Value (000)

9,045,000	Kazakhstan Temir Zholy Finance BV 144A,
	6.38%, 10/06/20 (a)	$10,039
6,550,000	KazMunayGas National Co. JSC 144A,
	5.75%, 4/19/47 (a)	6,605
		21,768

Lebanon (USD) (3%)
2,270,000	Lebanon Government International Bond,
	5.15%, 11/12/18	2,288
4,200,000	Lebanon Government International Bond,
	5.45%, 11/28/19	4,221
2,565,000	Lebanon Government International Bond,
	6.00%, 1/27/23	2,504
3,925,000	Lebanon Government International Bond,
	6.10%, 10/04/22	3,893
4,510,000	Lebanon Government International Bond,
	6.20%, 2/26/25	4,317
2,530,000	Lebanon Government International Bond,
	6.38%, 3/09/20	2,575
3,125,000	Lebanon Government International Bond,
	6.60%, 11/27/26	3,023
1,725,000	Lebanon Government International Bond,
	6.65%, 11/03/28	1,646
4,245,000	Lebanon Government International Bond,
	6.65%, 2/26/30 (b)	3,997
2,465,000	Lebanon Government International Bond,
	6.75%, 11/29/27	2,382
5,950,000	Lebanon Government International Bond,
	8.25%, 4/12/21 (e)	6,328
		37,174

Luxembourg (USD) (1%)
4,880,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	4,931
2,270,000	MHP SA 144A, 7.75%, 5/10/24 (a)	2,455
5,240,000	Nexa Resources SA 144A, 5.38%, 5/04/27 (a)	5,548
		12,934

Malaysia (MYR) (1%)
21,300,000	Malaysia Government Bond, 3.84%, 4/15/33
	MYR	4,685
33,330,000	Malaysia Government Bond, 4.25%, 5/31/35
	MYR	7,484
		12,169

Mexico (MXN) (0%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	1,310

Mexico (USD) (4%)
1,920,000	Comision Federal de Electricidad 144A,
	4.75%, 2/23/27 (a)	2,018
1,688,960	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (a)	1,854
5,540,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	5,749
4,060,000	Mexico City Airport Trust 144A,
	5.50%, 7/31/47 (a)	4,042
4,910,000	Mexico Government International Bond,
	4.15%, 3/28/27	5,110
1,013,000	Mexico Government International Bond,
	5.55%, 1/21/45	1,137
1,715,000	Mexico Government International Bond,
	6.05%, 1/11/40	2,015

Annual Report   91

Principal or Shares	Security Description	Value (000)

4,360,000	Petroleos Mexicanos, 3.50%, 1/30/23	$4,268
4,670,000	Petroleos Mexicanos, 4.88%, 1/24/22	4,873
1,483,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,343
4,360,000	Petroleos Mexicanos, 5.63%, 1/23/46	3,964
2,520,000	Petroleos Mexicanos, 6.38%, 1/23/45	2,513
4,810,000	Petroleos Mexicanos 144A, 6.50%, 3/13/27 (a)	5,258
2,710,000	Petroleos Mexicanos, 6.50%, 6/02/41	2,751
6,440,000	Petroleos Mexicanos 144A, 6.75%, 9/21/47 (a)	6,654
3,319,000	Petroleos Mexicanos, 6.75%, 9/21/47	3,429
		56,978

Mongolia (USD) (3%)
14,295,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	14,242
4,985,000	Mongolia Government International Bond,
	5.13%, 12/05/22 (e)	4,967
5,560,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	5,595
1,660,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	1,911
14,178,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	16,684
		43,399

Netherlands (USD) (2%)
2,670,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	2,717
5,920,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	6,309
8,695,000	Petrobras Global Finance BV, 4.38%, 5/20/23	8,665
3,560,000	Petrobras Global Finance BV, 7.38%, 1/17/27	3,960
		21,651

Nigeria (USD) (1%)
6,930,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	7,629

Oman (USD) (2%)
1,400,000	Oman Government International Bond 144A,
	3.63%, 6/15/21 (a)(b)	1,411
3,020,000	Oman Government International Bond 144A,
	3.88%, 3/08/22 (a)	3,053
4,130,000	Oman Government International Bond 144A,
	4.75%, 6/15/26 (a)(b)	4,081
8,095,000	Oman Government International Bond 144A,
	5.38%, 3/08/27 (a)	8,326
6,575,000	Oman Government International Bond 144A,
	6.50%, 3/08/47 (a)	6,785
5,440,000	Oman Sovereign Sukuk SAOC 144A,
	4.40%, 6/01/24 (a)	5,451
		29,107

Panama (USD) (2%)
11,170,000	Panama Government International Bond,
	6.70%, 1/26/36	14,800
3,545,000	Panama Government International Bond,
	9.38%, 4/01/29	5,344
		20,144

Peru (PEN) (1%)
15,320,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	4,952
8,900,000	Peruvian Government International Bond 144A,
	6.95%, 8/12/31 PEN (a)	3,078
		8,030

Principal or Shares	Security Description	Value (000)

Peru (USD) (2%)
2,908,904	Abengoa Transmision Sur SA 144A,
	6.88%, 4/30/43 (a)	$3,218
7,530,000	Peruvian Government International Bond,
	5.63%, 11/18/50	9,522
6,190,000	Peruvian Government International Bond,
	6.55%, 3/14/37	8,356
2,255,000	Peruvian Government International Bond,
	7.35%, 7/21/25	2,955
		24,051

Philippines (USD) (1%)
8,615,000	Philippine Government International Bond,
	6.38%, 10/23/34	11,562
Romania (USD) (1%)
5,660,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23 (a)	6,065
5,330,000	Romanian Government International Bond
	144A, 6.75%, 2/07/22 (a)	6,155
		12,220

Russian Federation (RUB) (1%)
727,500,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27
	RUB	13,000

Russian Federation (USD) (1%)
3,400,000	Russian Foreign Bond - Eurobond 144A,
	4.88%, 9/16/23 (a)	3,705
7,000,000	Russian Foreign Bond - Eurobond 144A,
	5.25%, 6/23/47 (a)	7,181
4,000,000	Russian Foreign Bond - Eurobond 144A,
	5.63%, 4/04/42 (a)	4,421
		15,307

Saint Lucia (USD) (0%)
3,100,000	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.750%) 4.75%, 5/10/24 (f)	3,131

Saudi Arabia (USD) (1%)
6,770,000	Saudi Government International Bond 144A,
	3.63%, 3/04/28 (a)	6,728

Senegal (USD) (1%)
3,430,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (a)	3,697
4,500,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	4,665
7,550,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	8,767
		17,129

Serbia (USD) (1%)
10,000,000	Serbia International Bond 144A,
	7.25%, 9/28/21 (a)	11,518

Singapore (USD) (0%)
1,900,000	BOC Aviation Ltd. 144A, 3.88%, 4/27/26 (a)	1,972

South Africa (USD) (1%)
14,500,000	Republic of South Africa Government
	International Bond, 4.30%, 10/12/28	13,442
2,035,000	Republic of South Africa Government
	International Bond, 4.88%, 4/14/26	2,028
		15,470

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
South Africa (ZAR) (0%)
48,700,000	Republic of South Africa Government Bond,
	8.75%, 2/28/48 ZAR	$3,002

Sri Lanka (USD) (2%)
10,690,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	11,432
2,185,000	Sri Lanka Government International Bond 144A, 6.13%, 6/03/25 (a)	2,337
9,290,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	9,891
5,625,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	6,251
2,830,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	3,148
		33,059

Turkey (USD) (4%)
2,160,000	Export Credit Bank of Turkey 144A,
	5.88%, 4/24/19 (a)	2,231
1,650,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	1,647
7,950,000	Turkey Government International Bond,
	4.25%, 4/14/26	7,527
7,730,000	Turkey Government International Bond,
	5.63%, 3/30/21	8,156
6,410,000	Turkey Government International Bond,
	5.75%, 5/11/47	6,123
8,210,000	Turkey Government International Bond,
	6.00%, 3/25/27	8,664
5,350,000	Turkey Government International Bond,
	6.88%, 3/17/36	5,904
4,340,000	Turkey Government International Bond,
	7.38%, 2/05/25	4,986
4,280,000	Turkey Government International Bond,
	8.00%, 2/14/34	5,239
4,720,000	Turkiye Garanti Bankasi AS 144A, (5 yr. Swap Semi 30/360 US + 4.220%) 6.13%, 5/24/27 (a)(g)	4,675
1,850,000	Turkiye Is Bankasi 144A, (5 yr. Swap Semi
	30/360 US + 5.117%) 7.00%, 6/29/28 (a)(g)	1,818
		56,970

Ukraine (USD) (4%)
3,015,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(h)	1,729
10,000,000	Ukraine Government International Bond 144A, 7.38%, 9/25/32 (a)	9,878
8,488,000	Ukraine Government International Bond 144A, 7.75%, 9/01/20 (a)	9,065
1,983,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	2,121
7,553,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	8,086
8,453,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	8,986
4,043,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	4,247
8,133,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	8,478
2,003,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (a)	2,069

Principal or Shares	Security Description	Value (000)

1,753,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	$1,810
		56,469

United Arab Emirates (USD) (0%)
5,680,000	Abu Dhabi Crude Oil Pipeline LLC 144A,
	4.60%, 11/02/47 (a)	5,813

United Kingdom (IDR) (1%)
108,542,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.25%, 5/19/36 IDR (a)	8,663

United Kingdom (INR) (1%)
295,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.16%, 5/23/23
	INR (a)	4,624
28,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.59%, 1/13/26
	INR (a)	448
195,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.61%, 5/13/30
	INR (a)(h)	3,120
43,000,000	Standard Chartered Bank/Singapore (India
	Government Bond), 9.34%, 8/27/24 INR	732
		8,924

United Kingdom (LKR) (1%)
1,264,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	8,398
700,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/24 LKR (a)	4,708
618,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/25 LKR (a)	4,169
		17,275

United Kingdom (USD) (1%)
6,050,000	Liquid Telecommunications Financing PLC
	144A, 8.50%, 7/13/22 (a)	6,458
7,880,000	State Export-Import Bank of Ukrain
	(Ukreximbank Via Biz Finance PLC) 144A,
	9.63%, 4/27/22 (a)	8,540
		14,998

United States (EGP) (2%)
115,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/25/18 EGP (a)	6,289
73,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 2/01/18 EGP (a)	3,972
59,100,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 3/08/18 EGP (a)	3,170
141,300,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 3/22/18 EGP (a)	7,528
		20,959

Annual Report   93

Principal or Shares	Security Description	Value (000)
United States (GHS) (0%)
12,300,000	Citigroup Global Markets Holdings Inc.
	(Republic of Ghana) 144A, 24.75%, 3/03/21
	GHS (a)(h)	$3,282

United States (IDR) (0%)
30,300,000,000	Indonesia Treasury Bond 144A, 8.38%, 3/17/34
	IDR (a)	2,426
13,700,000,000	Indonesia Treasury Bond 144A, 11.00%, 9/17/25
	IDR (a)	1,273
		3,699

Uruguay (USD) (2%)
15,700,525	Uruguay Government International Bond,
	4.38%, 10/27/27	17,021
2,944,000	Uruguay Government International Bond,
	4.50%, 8/14/24 (b)	3,236
11,299,580	Uruguay Government International Bond,
	5.10%, 6/18/50	12,147
		32,404

Uruguay (UYU) (0%)
37,550,000	Uruguay Government International Bond 144A,
	8.50%, 3/15/28 UYU (a)	1,308
49,300,000	Uruguay Government International Bond 144A,
	9.88%, 6/20/22 UYU (a)	1,804
		3,112

Venezuela (USD) (1%)
6,975,000	Petroleos de Venezuela SA, 5.38%, 4/12/27	2,033
6,620,000	Petroleos de Venezuela SA 144A,
	6.00%, 11/15/26 (a)	1,854
2,450,000	Petroleos de Venezuela SA 144A,
	8.50%, 10/27/20 (a)	2,043
5,540,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (e)	2,472
2,640,000	Venezuela Government International Bond,
	7.00%, 3/31/38	871
8,494,000	Venezuela Government International Bond,
	7.65%, 4/21/25	2,867
4,385,000	Venezuela Government International Bond,
	7.75%, 10/13/19	2,072
9,890,000	Venezuela Government International Bond,
	9.25%, 9/15/27	3,684
		17,896

Virgin Islands (British) (USD) (2%)
19,000,000	1MDB Global Investments Ltd.,
	4.40%, 3/09/23 (e)	18,338
3,110,000	Arcos Dorados Holdings Inc. 144A,
	5.88%, 4/04/27 (a)	3,305
2,010,000	Central American Bottling Corp. 144A,
	5.75%, 1/31/27 (a)	2,127
5,740,000	Sinopec Group Overseas Development 2016 Ltd.
	144A, 3.50%, 5/03/26 (a)	5,850
		29,620

Zambia (USD) (1%)
4,540,000	Zambia Government International Bond 144A,
	5.38%, 9/20/22 (a)	4,353

Principal or Shares	Security Description	Value (000)

8,565,000	Zambia Government International Bond 144A,
	8.50%, 4/14/24 (a)	$9,186
2,360,000	Zambia Government International Bond 144A,
	8.97%, 7/30/27 (a)	2,579
		16,118

Total Bonds (Cost - $1,288,092)		1,331,708
Investment Company (4%)
62,076,124	Payden Cash Reserves Money Market Fund *
	(Cost - $62,076)	62,076

Total Investments (Cost - $1,350,168) (102%)		1,393,784
Liabilities in excess of Other Assets (-2%)		(30,005)

Net Assets (100%)		$1,363,779

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $40,492 and the total market value of the collateral held by the Fund is $41,842. Amounts in 000s.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

94   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
MYR 32,277	USD 7,503	Barclays Bank PLC	11/14/2017	$116

				116

Liabilities:
ARS 54,990	USD 2,843	BNP PARIBAS	04/24/2018	(27)
IDR 97,773,000	USD 7,221	Barclays Bank PLC	12/04/2017	(33)
PEN 6,496	USD 1,993	HSBC Bank USA, N.A.	01/22/2018	(2)
USD 10,225	GBP 7,740	Barclays Bank PLC	01/23/2018	(83)
USD 12,862	KRW 14,486,000	BNP PARIBAS	11/10/2017	(69)

				(214)

Net Unrealized Appreciation (Depreciation)				$(98)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$40,492
of Assets and Liabilities[1]
Non-cash Collateral[2]	(40,492)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   95

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Foreign Government	81%
Corporate	16%
Cash equivalent	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (ARS) (2%)
12,050,000	Argentine Bonos del Tesoro, 15.50%, 10/17/26 ARS	$710
21,140,000	Argentine Bonos del Tesoro, 16.00%, 10/17/23 ARS	1,222
22,368,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21 ARS	1,331
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	468
		3,731
Brazil (BRL) (10%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/26 BRL	947
5,837,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	1,833
25,846,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	8,040
26,252,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL	8,129
		18,949
Chile (CLP) (1%)
455,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	720
490,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	783
79,000,000	Republic of Chile, 5.50%, 8/05/20 CLP	131
		1,634
Colombia (COP) (6%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	190
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	844
7,545,000,000	Colombian TES, 7.00%, 5/04/22 COP	2,592
2,600,000,000	Colombian TES, 7.50%, 8/26/26 COP	908
1,945,000,000	Colombian TES, 7.75%, 9/18/30 COP	697
7,949,000,000	Colombian TES, 10.00%, 7/24/24 COP	3,133
3,150,000,000	Colombian TES, 11.00%, 7/24/20 COP	1,179

Principal or Shares	Security Description	Value (000)
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	$310
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 COP (a)	369
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	412
1,036,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 2/01/21 COP (a)	355
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)	530
		11,519
Egypt (EGP) (0%)
15,000,000	Egypt Treasury Bills, 0.00%, 4/10/18 EGP	791
Georgia (GEL) (0%)
1,990,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	770
Hungary (HUF) (3%)
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	866
154,000,000	Hungary Government Bond, 6.00%, 11/24/23 HUF	730
868,610,000	Hungary Government Bond, 7.00%, 6/24/22 HUF	4,126
		5,722
Indonesia (IDR) (5%)
37,500,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23 IDR	2,634
9,000,000,000	Indonesia Treasury Bond, 7.00%, 5/15/22 IDR	680
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32 IDR	1,981
12,926,000,000	Indonesia Treasury Bond, 8.25%, 5/15/36 IDR	1,032
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	1,312
15,600,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	1,265
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	360
		9,264
Malaysia (MYR) (5%)
4,050,000	Malaysia Government Bond, 3.42%, 8/15/22 MYR	943

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,970,000	Malaysia Government Bond, 3.80%, 8/17/23 MYR	$697
2,890,000	Malaysia Government Bond, 3.84%, 4/15/33 MYR	636
6,510,000	Malaysia Government Bond, 3.89%, 3/15/27 MYR	1,506
2,705,000	Malaysia Government Bond, 4.18%, 7/15/24 MYR	646
12,600,000	Malaysia Government Bond, 4.25%, 5/31/35 MYR	2,829
4,380,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR	1,057
2,560,000	Malaysia Government Bond, 4.50%, 4/15/30 MYR	611
		8,925
Mexico (MXN) (8%)
15,000,000	America Movil SAB de CV, 6.00%, 6/09/19 MXN	763
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN	357
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN	522
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	291
7,700,000	Mexican Bonos, 5.75%, 3/05/26 MXN	365
21,700,000	Mexican Bonos, 6.50%, 6/09/22 MXN	1,108
37,500,000	Mexican Bonos, 7.50%, 6/03/27 MXN	1,986
27,400,000	Mexican Bonos, 7.75%, 5/29/31 MXN	1,476
18,220,000	Mexican Bonos, 7.75%, 11/23/34 MXN	980
27,200,000	Mexican Bonos, 8.00%, 12/07/23 MXN	1,483
28,600,000	Mexican Bonos, 8.00%, 11/07/47 MXN	1,568
13,700,000	Mexican Bonos, 8.50%, 5/31/29 MXN	780
20,783,100	Mexican Bonos, 10.00%, 12/05/24 MXN	1,258
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	431
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 MXN (a)	826
5,400,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 MXN (a)	278
		14,472
Peru (PEN) (4%)
3,000,000	Banco de Credito del Peru 144A, 4.85%, 10/30/20 PEN (a)	923
5,940,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	1,920
3,990,000	Republic of Peru 144A, 5.70%, 8/12/24 PEN (a)	1,304
3,405,000	Republic of Peru 144A, 6.35%, 8/12/28 PEN (a)	1,127
500,000	Republic of Peru 144A, 6.90%, 8/12/37 PEN (a)	170
4,030,000	Republic of Peru 144A, 6.95%, 8/12/31 PEN (a)	1,394
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 PEN (a)	387
		7,225
Poland (PLN) (10%)
4,500,000	Poland Government Bond, 2.00%, 4/25/21 PLN	1,226
4,050,000	Poland Government Bond, 5.25%, 10/25/20 PLN	1,215
3,060,000	Poland Government Bond, 5.75%, 10/25/21 PLN	946

Principal or Shares	Security Description	Value (000)
11,705,000	Republic of Poland Government Bond, 1.75%, 7/25/21 PLN	$3,151
3,000,000	Republic of Poland Government Bond, 2.25%, 4/25/22 PLN	813
2,900,000	Republic of Poland Government Bond, 2.50%, 7/25/26 PLN	746
14,430,000	Republic of Poland Government Bond, 2.50%, 7/25/27 PLN	3,662
18,500,000	Republic of Poland Government Bond, 4.00%, 10/25/23 PLN	5,382
		17,141
Romania (RON) (2%)
1,350,000	Romania Government Bond, 5.60%, 11/28/18 RON	355
4,350,000	Romania Government Bond, 5.85%, 4/26/23 RON	1,225
8,510,000	Romania Government Bond, 5.95%, 6/11/21 RON	2,372
		3,952
Russian Federation (RUB) (9%)
123,000,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23 RUB	2,076
236,800,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28 RUB	3,932
300,320,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21 RUB	5,186
279,000,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	4,985
		16,179
South Africa (ZAR) (8%)
71,400,000	Republic of South Africa, 6.25%, 3/31/36 ZAR	3,494
27,035,019	Republic of South Africa, 6.50%, 2/28/41 ZAR	1,303
70,380,000	Republic of South Africa, 7.00%, 2/28/31 ZAR	3,982
32,000,000	Republic of South Africa, 8.88%, 2/28/35 ZAR	2,061
25,775,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	1,589
6,300,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	483
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 ZAR (a)	766
		13,678
Thailand (THB) (4%)
59,500,000	Thailand Government Bond, 3.63%, 6/16/23 THB	1,953
22,470,000	Thailand Government Bond, 3.65%, 12/17/21 THB	730
98,500,000	Thailand Government Bond, 4.88%, 6/22/29 THB	3,672
		6,355
Turkey (TRY) (6%)
2,559,087	Turkey Government Bond, 3.00%, 2/23/22 TRY	682
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	1,560
225,000	Turkey Government Bond, 7.40%, 2/05/20 TRY	54
2,100,000	Turkey Government Bond, 8.00%, 3/12/25 TRY	459
2,225,000	Turkey Government Bond, 8.50%, 7/10/19 TRY	554
9,100,000	Turkey Government Bond, 8.80%, 9/27/23 TRY	2,111
3,070,000	Turkey Government Bond, 9.00%, 7/24/24 TRY	717

Annual Report   97

Principal or Shares	Security Description	Value (000)
4,250,000	Turkey Government Bond, 9.40%, 7/08/20 TRY	$1,051
2,550,000	Turkey Government Bond, 9.50%, 1/12/22 TRY	620
3,420,000	Turkey Government Bond, 10.40%, 3/20/24 TRY	855
1,350,000	Turkey Government Bond, 10.50%, 1/15/20 TRY	344
9,620,000	Turkey Government Bond, 10.60%, 2/11/26 TRY	2,419
		11,426
United Kingdom (IDR) (1%)
27,400,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	2,194
United Kingdom (INR) (2%)
55,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 INR (a)	880
85,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.61%, 5/13/30 INR (a)(b)	1,360
39,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 8.83%, 11/29/23 INR (a)	658
13,000,000	Standard Chartered Bank/Singapore (India Government Bond), 9.34%, 8/27/24 INR	221
		3,119
United Kingdom (LKR) (2%)
281,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	1,867
226,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/24 LKR (a)	1,520
40,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/25 LKR (a)	270
		3,657
United States (EGP) (2%)
29,600,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/25/18 EGP (a)	1,616
11,400,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 2/01/18 EGP (a)	620
9,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 3/08/18 EGP (a)	493
22,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 3/22/18 EGP (a)	1,183
		3,912
United States (GHS) (1%)
1,900,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 GHS (a)(b)	507

Principal or Shares	Security Description	Value (000)
1,500,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 GHS (a)(b)	$400
		907
United States (IDR) (4%)
5,500,000,000	Indonesia Treasury Bond 144A, 8.38%, 3/19/24 IDR (a)	440
18,740,000,000	Indonesia Treasury Bond 144A, 8.38%, 9/17/26 IDR (a)	1,520
10,000,000,000	Indonesia Treasury Bond 144A, 8.75%, 6/03/31 IDR (a)	829
49,194,000,000	Indonesia Treasury Bond 144A, 9.50%, 7/17/31 IDR (a)	4,321
4,000,000,000	Indonesia Treasury Bond 144A, 11.00%, 9/17/25 IDR (a)	372
		7,482
Uruguay (UYU) (1%)
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	382
18,200,000	Uruguay Government International Bond 144A, 9.88%, 6/20/22 UYU (a)	666
		1,048
Total Bonds (Cost - $186,113)		174,052
Investment Company (3%)
478,709	Payden Emerging Markets Corporate Bond Fund, SI Class * (Cost - $4,900)	4,950
Total Investments (Cost - $191,013) (99%)		179,002
Other Assets, net of Liabilities (1%)		1,940
Net Assets (100%)		$180,942

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.

98   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CZK 152,180	USD 6,934	BNP PARIBAS	01/02/2018	$5
MYR 25,746	USD 6,005	Barclays Bank PLC	11/14/2017	72
PLN 4,486	USD 1,230	Barclays Bank PLC	11/21/2017	3
RUB 52,990	USD 882	HSBC Bank USA, N.A.	11/20/2017	21
USD 1,074	TRY 4,015	Barclays Bank PLC	12/22/2017	32
USD 1,247	RON 4,863	HSBC Bank USA, N.A.	01/19/2018	16

				149

Liabilities:
ARS 22,230	USD 1,149	BNP PARIBAS	04/24/2018	(11)
BRL 6,720	USD 2,095	State Street Bank & Trust Co.	11/16/2017	(45)
CLP 1,820,400	USD 2,863	HSBC Bank USA, N.A.	01/10/2018	(5)
COP 3,129,000	USD 1,069	Barclays Bank PLC	12/20/2017	(45)
HUF 214,200	USD 833	Barclays Bank PLC	12/22/2017	(30)
IDR 21,551,000	USD 1,592	Barclays Bank PLC	12/04/2017	(8)
MXN 58,920	USD 3,272	Credit Suisse First Boston International	12/18/2017	(225)
PEN 1,256	USD 385	HSBC Bank USA, N.A.	01/22/2018	—
RON 4,863	USD 1,247	HSBC Bank USA, N.A.	01/19/2018	(16)
THB 237,070	USD 7,149	Barclays Bank PLC	01/25/2018	(10)
TRY 9,201	USD 2,551	Barclays Bank PLC	12/22/2017	(162)
USD 2,799	GBP 2,119	Barclays Bank PLC	01/23/2018	(23)
USD 1,768	KRW 1,991,000	BNP PARIBAS	11/10/2017	(10)
USD 477	MXN 9,250	Credit Suisse First Boston International	12/18/2017	(2)
ZAR 15,630	USD 1,162	HSBC Bank USA, N.A.	01/12/2018	(70)

				(662)

Net Unrealized Appreciation (Depreciation)				$(513)

See notes to financial statements.

Annual Report   99

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Corporate	81%
Foreign Government	10%
Cash equivalent	9%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$107
Argentina (USD) (3%)
200,000	Aeropuertos Argentina 2000 SA 144A, 6.88%, 2/01/27 (a)	216
200,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	218
200,000	Capex SA 144A, 6.88%, 5/15/24 (a)	209
230,000	Genneia SA 144A, 8.75%, 1/20/22 (a)	256
180,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	191
150,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	167
150,000	Provincia de Cordoba 144A, 7.45%, 9/01/24 (a)	165
		1,422
Azerbaijan (USD) (0%)
200,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (a)	206
Bermuda (USD) (3%)
425,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (a)	420
410,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)(b)	421
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	217
		1,058
Brazil (BRL) (1%)
1,530,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	476
Brazil (USD) (2%)
200,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 4.75%, 5/09/24 (a)	203
555,903	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	450
		653

Principal or Shares	Security Description	Value (000)
Canada (USD) (3%)
200,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (a)	$205
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	449
225,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (a)	234
200,000	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	212
		1,100
Cayman Islands (USD) (6%)
205,000	Alibaba Group Holding Ltd., 4.50%, 11/28/34	229
262,000	Baidu Inc., 3.50%, 11/28/22	271
220,000	Braskem Finance Ltd. 144A, 5.38%, 5/02/22 (a)	237
200,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	208
400,000	GrupoSura Finance SA 144A, 5.50%, 4/29/26 (a)(b)	436
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	205
280,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (a)	309
307,450	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 6.35%, 6/30/21 (a)(c)(d)	186
125,000	Vale Overseas Ltd., 5.88%, 6/10/21	138
70,000	Vale Overseas Ltd., 6.25%, 8/10/26	81
255,000	Vale Overseas Ltd., 6.88%, 11/21/36	305
		2,605
Chile (USD) (2%)
200,000	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	205
200,000	Celulosa Arauco y Constitucion SA 144A, 3.88%, 11/02/27 (a)	197
306,803	Latam Airlines 2015-1 Pass Through Trust B, 4.50%, 11/15/23	308
		710
China (USD) (1%)
390,000	Bank of China Ltd./Hong Kong, 2.88%, 6/30/20	394

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Colombia (USD) (2%)
200,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	$201
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	234
210,000	Ecopetrol SA, 5.88%, 5/28/45	209
		644
Costa Rica (USD) (2%)
400,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	406
200,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (a)	209
200,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	213
		828
Dominica Republic (USD) (1%)
200,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 6.75%, 3/30/29 (a)	218
Georgia (GEL) (0%)
500,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	194
Georgia (USD) (2%)
200,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (a)	206
200,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	215
200,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	224
		645
Ghana (USD) (1%)
430,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)(b)	466
Hong Kong (USD) (3%)
325,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (a)	324
420,000	ICBCIL Finance Co. Ltd. 144A, 3.20%, 11/10/20 (a)	424
265,000	Swire Properties MTN Financing Ltd., 4.38%, 6/18/22	283
		1,031
India (USD) (2%)
240,000	Adani Transmission Ltd. 144A, 4.00%, 8/03/26 (a)	242
200,000	Export-Import Bank of India, 4.00%, 1/14/23	209
200,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	203
		654
Indonesia (USD) (0%)
200,000	Chandra Asri Petrochemical Tbk PT 144A, 4.95%, 11/08/24 (a)	199
Ireland (USD) (2%)
200,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.95%, 2/01/22	209
200,000	Alfa Bank AO Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (a)	226
210,000	Phosagro OAO via Phosagro Bond Funding DAC 144A, 3.95%, 11/03/21 (a)	212
200,000	Sibur Securities DAC 144A, 4.13%, 10/05/23 (a)	200
		847
Israel (USD) (2%)
445,000	Israel Electric Corp. Ltd., (6 mo. LIBOR US + 1.650%) 3.11%, 1/17/18 (e)	447
270,000	Israel Electric Corp. Ltd. 144A, 7.25%, 1/15/19 (a)	286
		733

Principal or Shares	Security Description	Value (000)
Kazakhstan (USD) (2%)
200,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	$202
280,000	KazMunayGas National Co. JSC 144A, 9.13%, 7/02/18 (a)	292
310,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)(b)	306
		800
Luxembourg (USD) (9%)
360,000	Adecoagro SA 144A, 6.00%, 9/21/27 (a)	364
200,000	Aegea Finance Sarl 144A, 5.75%, 10/10/24 (a)	206
410,000	Altice Financing SA 144A, 7.50%, 5/15/26 (a)	451
240,000	Altice Finco SA 144A, 7.63%, 2/15/25 (a)(b)	258
200,000	ARD Finance SA, 7.13%, 9/15/23	214
290,000	Evraz Group SA 144A, 5.38%, 3/20/23 (a)	300
200,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 3/23/27 (a)	205
205,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 2/06/28 (a)	210
200,000	Kernel Holding SA 144A, 8.75%, 1/31/22 (a)	221
200,000	Klabin Finance SA 144A, 4.88%, 9/19/27 (a)	199
200,000	MHP SA 144A, 7.75%, 5/10/24 (a)	216
200,000	Nexa Resources SA 144A, 5.38%, 5/04/27 (a)	212
200,000	Raizen Fuels Finance SA 144A, 5.30%, 1/20/27 (a)	212
230,000	Sberbank of Russia Via SB Capital SA 144A, 6.13%, 2/07/22 (a)	252
		3,520
Marshall Islands (USD) (1%)
200,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	235
Mexico (USD) (5%)
200,000	America Movil SAB de CV, 3.13%, 7/16/22	205
200,000	Banco Mercantil del Norte SA/Grand Cayman 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.447%) 5.75%, 10/04/31 (a)(e)	204
270,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (a)	307
200,000	Cydsa SAB de CV 144A, 6.25%, 10/04/27 (a)	199
200,000	El Puerto de Liverpool SAB de CV 144A, 3.88%, 10/06/26 (a)	198
232,000	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	255
200,000	Gruma SAB de CV 144A, 4.88%, 12/01/24 (a)(b)	216
200,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	208
229,155	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	244
200,000	Unifin Financiera SAB de CV SOFOM ENR 144A, 7.00%, 1/15/25 (a)	210
		2,246
Morocco (USD) (1%)
200,000	BMCE Bank, 6.25%, 11/27/18	207
260,000	OCP SA 144A, 5.63%, 4/25/24 (a)	280
		487
Netherlands (USD) (12%)
200,000	Braskem Netherlands Finance BV 144A, 4.50%, 1/10/28 (a)	199

Annual Report   101

Principal or Shares	Security Description	Value (000)
235,000	Embraer Netherlands Finance BV, 5.40%, 2/01/27	$252
310,000	Equate Petrochemical BV 144A, 4.25%, 11/03/26 (a)	319
200,000	Greenko Dutch BV 144A, 5.25%, 7/24/24 (a)	204
200,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	204
380,000	Lukoil International Finance BV 144A, 4.75%, 11/02/26 (a)	400
200,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	213
200,000	Myriad International Holdings BV 144A, 4.85%, 7/06/27 (a)	206
200,000	Nostrum Oil & Gas Finance BV 144A, 8.00%, 7/25/22 (a)	209
675,000	Petrobras Global Finance BV, 4.38%, 5/20/23	673
255,000	Petrobras Global Finance BV 144A, 5.30%, 1/27/25 (a)	256
260,000	Petrobras Global Finance BV, 6.13%, 1/17/22	282
110,000	Petrobras Global Finance BV, 7.38%, 1/17/27	122
170,000	Petrobras Global Finance BV, 8.38%, 5/23/21	196
170,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	157
630,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (b)	558
70,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	56
200,000	VEON Holdings BV 144A, 4.95%, 6/16/24 (a)	205
		4,711
Panama (USD) (0%)
200,000	Banco General SA 144A, 4.13%, 8/07/27 (a)	199
Paraguay (USD) (1%)
385,000	Banco Regional SAECA 144A, 8.13%, 1/24/19 (a)	407
200,000	Telefonica Celular del Paraguay SA 144A, 6.75%, 12/13/22 (a)	206
		613
Peru (PEN) (0%)
300,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)	97

Peru (USD) (4%)
199,240	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	220
350,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 5.760%) 6.63%, 3/19/29 (a)(e)	397
200,000	EL Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (a)	204
200,000	SAN Miguel Industrias Pet SA 144A, 4.50%, 9/18/22 (a)	203
390,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%) 4.50%, 12/13/27 (a)(e)	409
		1,433
Philippines (USD) (1%)
200,000	International Container Terminal Services Inc., 7.38%, 3/17/20	223
Qatar (USD) (1%)
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III 144A, 5.84%, 9/30/27 (a)	286

Principal or Shares	Security Description	Value (000)
Russian Federation (RUB) (1%)
14,950,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27 RUB	$267
Saint Lucia (USD) (0%)
200,000	Digicel International Finance Term Loan B 1L, (LIBOR USD 3-Month + 3.750%) 4.75%, 5/10/24 (f)	202
Senegal (USD) (1%)
200,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	232
Singapore (USD) (2%)
240,000	BOC Aviation Ltd. 144A, 3.88%, 4/27/26 (a)	249
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)	204
200,000	ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26	201
355,000	Oversea-Chinese Banking Corp. Ltd. 144A, (5 yr. Swap Semi 30/360 US + 2.279%) 3.15%, 3/11/23 (a)(e)	356
		1,010
South Africa (ZAR) (0%)
1,500,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	92
Sri Lanka (USD) (1%)
210,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	233

Thailand (USD) (1%)
140,000	Bangkok Bank PCL/Hong Kong 144A, 9.03%, 3/15/29 (a)	198
200,000	Krung Thai Bank PCL/Cayman Islands, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.535%) 5.20%, 12/26/24 (e)	208
		406
Turkey (USD) (2%)
200,000	Finansbank AS/Turkey 144A, 4.88%, 5/19/22 (a)	198
390,000	Turkiye Garanti Bankasi AS 144A, 5.25%, 9/13/22 (a)	396
200,000	Turkiye Garanti Bankasi AS 144A, (5 yr. Swap Semi 30/360 US + 4.220%) 6.13%, 5/24/27 (a)(e)	198
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (a)	210
		1,002
Ukraine (USD) (1%)
115,000	Ukraine Government International Bond 144A, 7.75%, 9/01/20 (a)	123
170,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	181
200,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	208
		512
United Arab Emirates (USD) (3%)
300,000	Abu Dhabi Government International Bond 144A, 3.13%, 5/03/26 (a)	301
200,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	207
270,000	DP World Ltd. 144A, 6.85%, 7/02/37 (a)	335

102   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	$234
		1,077
United Kingdom (LKR) (1%)
30,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 LKR (a)	199
30,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/24 LKR (a)	202
32,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 11.00%, 8/05/25 LKR (a)	216
		617
United Kingdom (USD) (2%)
200,000	Liquid Telecommunications Financing PLC 144A, 8.50%, 7/13/22 (a)	214
200,000	Polyus Finance PLC 144A, 5.25%, 2/07/23 (a)	210
200,000	Vedanta Resources PLC 144A,) 7.13%, 5/31/23 (a)	216
		640
United States (EGP) (1%)
5,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/25/18 EGP (a)	273
4,700,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 3/22/18 EGP (a)	250
		523
United States (USD) (4%)
200,000	Azul Investments LLP 144A, 5.88%, 10/26/24 (a)	200
200,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (a)	211
140,000	Diamond Offshore Drilling Inc., 7.88%, 8/15/25 (b)	150
75,000	Novelis Corp. 144A, 6.25%, 8/15/24 (a)	79
200,000	NPC International Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.500%) 8.50%, 4/08/25 (f)	205
200,000	Sable International Finance Term Loan B3 L1, (LIBOR USD 3-Month + 3.500%) 3.50%, 1/31/25 (f)	201
165,000	Southern Copper Corp., 5.88%, 4/23/45	194
200,000	Stillwater Mining Co. 144A, 7.13%, 6/27/25 (a)	206
200,000	United Continental Holdings Inc., 6.00%, 12/01/20 (b)	218
		1,664
Virgin Islands (British) (USD) (2%)
200,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (a)	213
200,000	Arcos Dorados Holdings Inc. 144A, 6.63%, 9/27/23 (a)	221
150,000	Central American Bottling Corp. 144A, 5.75%, 1/31/27 (a)	159

Principal or Shares	Security Description	Value (000)
275,000	CLP Power Hong Kong Financing Ltd., 3.13%, 5/06/25	$276
		869
Total Bonds (Cost - $37,921)		39,386
Investment Company (10%)
4,038,964	Payden Cash Reserves Money Market Fund * (Cost - $4,039)	4,039
Total Investments (Cost - $41,960) (107%)		43,425
Liabilities in excess of Other Assets (-7%)		(2,798)
Net Assets (100%)		$40,627

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $2,861 and the total market value of the collateral held by the Fund is $2,947. Amounts in 000s.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Annual Report   103

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
MYR 1,726	USD 401	Barclays Bank PLC	11/14/2017	$6

				6

Liabilities:
ARS 1,520	USD 79	BNP PARIBAS	04/24/2018	(1)
IDR 5,462,000	USD 403	Barclays Bank PLC	12/04/2017	(2)
PEN 338	USD 104	HSBC Bank USA, N.A.	01/22/2018	—
USD 205	GBP 155	Barclays Bank PLC	01/23/2018	(1)
USD 202	KRW 227,000	BNP PARIBAS	11/10/2017	(1)

				(5)

Net Unrealized Appreciation (Depreciation)				$1

Open Future Contracts to USD

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Short Contracts:
U.S. Long Bond Future	3	Dec-17	$(457)	$7	$7
U.S. Treasury 10 Year Note Future	6	Dec-17	(750)	10	10
					17

Total Futures					$17

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 27 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2021	—	—	—	—

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$2,861
of Assets and Liabilities[1]
Non-cash Collateral[2]	(2,861)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

104   Payden Mutual Funds

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Financial	27%
Technology	15%
Consumer Discretionary	11%
Energy	10%
Healthcare	10%
Other	27%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2017

Principal or Shares	Security Description	Value (000)

Stocks (95%)
Common Stock (85%)
Consumer Discretionary (11%)
85,100	Home Depot Inc.	$14,108
251,400	Las Vegas Sands Corp.	15,934
133,200	McDonald’s Corp.	22,233
751,700	Regal Entertainment Group (a)	12,290
666,600	Sekisui House Ltd.	12,376
153,800	Six Flags Entertainment Corp.	9,657
155,200	Starbucks Corp.	8,511
136,700	Yum! Brands Inc.	10,177
		105,286
Consumer Staple (7%)
373,400	Altria Group Inc.	23,980
76,200	Anheuser-Busch InBev SA/NV	9,356
1	British American Tobacco PLC	—
118,800	Costco Wholesale Corp.	19,136
107,400	Kraft Heinz Co.	8,305
83,000	Philip Morris International Inc.	8,685
		69,462
Energy (6%)
182,500	Chevron Corp.	21,150
173,500	ONEOK Inc.	9,416
114,300	Phillips 66	10,410
130,400	Valero Energy Corp.	10,287
		51,263
Financial (17%)
46,700	Allianz SE	10,844
607,400	Bank of America Corp.	16,637
115,800	Bank of Hawaii Corp.	9,450
213,900	BB&T Corp.	10,532
195,800	Citigroup Inc.	14,391
267,600	JPMorgan Chase & Co.	26,923
87,400	PNC Financial Services Group Inc./The	11,956
146,800	Royal Bank of Canada	11,472
199,500	SunTrust Banks Inc.	12,012
211,500	Toronto-Dominion Bank	12,024
267,000	US Bancorp	14,520

Principal or Shares	Security Description	Value (000)

251,400	Wells Fargo & Co.	$14,114
		164,875
Healthcare (10%)
127,000	AbbVie Inc.	11,462
95,900	Amgen Inc.	16,804
194,400	Eli Lilly & Co.	15,929
242,400	Gilead Sciences Inc.	18,170
282,800	Merck & Co. Inc.	15,579
454,100	Pfizer Inc.	15,921
		93,865
Industrial (9%)
309,600	Atlantia SpA	10,098
59,800	Boeing Co.	15,427
147,100	Emerson Electric Co.	9,482
84,500	Lockheed Martin Corp.	26,040
83,400	United Parcel Service Inc.	9,802
179,200	Waste Management Inc.	14,725
		85,574
Material (1%)
148,400	DowDuPont Inc.	10,731
Technology (15%)
689,100	Cisco Systems Inc.	23,533
544,300	Intel Corp.	24,760
361,500	Maxim Integrated Products Inc.	18,993
298,900	Microsoft Corp.	24,863
278,400	Paychex Inc.	17,759
241,200	Texas Instruments Inc.	23,322
63,400	Tokyo Electron Ltd.	11,015
		144,245
Telecommunication (3%)
267,500	AT&T Inc.	9,001
198,500	BCE Inc.	9,163
256,000	Verizon Communications Inc.	12,255
		30,419
Utility (6%)
190,400	American Electric Power Co. Inc.	14,168
141,200	Consolidated Edison Inc.	12,150
105,000	Duke Energy Corp.	9,272

Annual Report   105

Principal or Shares	Security Description	Value (000)
423,500	Red Electrica Corp. SA	$9,378
285,000	Southern Co.	14,877
		59,845
Total Common Stock		815,565
Master Limited Partnership (5%)
630,400	Enterprise Products Partners LP	15,445
141,600	Magellan Midstream Partners LP	9,729
462,500	Spectra Energy Partners LP	19,943
Total Master Limited Partnership		45,117
Preferred Stock (2%)
95,700	Bank of America Corp., 6.625% (a)	2,584
103,000	BB&T Corp., 5.625%	2,755
60,000	Capital One Financial Corp., 5.20%	1,494
95,900	Discover Financial Services, 6.50%	2,436
208,000	Goldman Sachs Group Inc., 5.50% (a)	5,585
119,900	Kinder Morgan Inc./DE., 9.75% (a)	4,508
110,900	US Bancorp, 6.50%	3,192
Total Preferred Stock		22,554
Real Estate Investment Trust (6%)
125,800	CoreSite Realty Corp.	13,932
111,300	Crown Castle International Corp.	11,918
93,300	Digital Realty Trust Inc.	11,051
163,500	Prologis Inc.	10,559
44,400	Public Storage	9,202
Total Real Estate Investment Trust		56,662
Total Stocks (Cost - $798,973)		939,898
Corporate Bond (2%)
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%) 6.30%, (b)(c)	6,530
9,180,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%) 5.75%, (a)(b)(c)	9,616
6,000,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 3.330%) 6.10%, (b)(c)	6,697
Total Corporate Bond (Cost - $21,639)		22,843
Investment Company (1%)
9,798,906	Payden Cash Reserves Money Market Fund *
	(Cost - $9,799)	9,799

Total Investments (Cost - $830,411) (101%)		972,540
Liabilities in excess of Other Assets (-1%)		(7,476)

Net Assets (100%)		$965,064
*	Affiliated investment
(a)	All or a portion of these securities are on loan. At October 31, 2017, the total market value of the Fund’s securities on loan is $8,666 and the total market value of the collateral held by the Fund is $8,904. Amounts in 000s.
(b)	Perpetual security with no stated maturity date.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 21,669	JPY 2,438,000	Barclays Bank PLC	11/08/2017	$220
USD 38,028	EUR 32,431	Citibank, N.A.	11/08/2017	234

Net Unrealized Appreciation				$454

See notes to financial statements.

106   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$8,666
Non-cash Collateral[2]	(8,666)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

Annual Report   107

October 31, 2017

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$279,934	$707,986	$1,058,098
Affiliated investments, at value **	—	9,022	2,020
Repurchase agreements, at value ***	158,000	—	—
Foreign cash ****	—	77	—
Cash	6,783	10	7,347
Cash pledged for financial futures contracts	—	—	—
Cash pledged for centrally cleared swaps	—	—	—
Receivable for:
Interest and dividends	41	1,886	3,792
Investments sold	—	7	2,219
Fund shares sold	3,156	72	95
Futures	—	—	45
Forward currency contracts	—	49	89
Receivable from Advisor (Note 3)	—	4	—
Other assets	30	33	65
Total Assets	447,944	719,146	1,073,770
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	—	81	39
Investments purchased	—	4,932	9,101
Fund shares redeemed	—	4,384	395
Futures	—	—	47
Options written *****		—	29
Variation margin on centrally cleared swaps	—	7	12
Distributions payable	227	35	116
Liability for securities on loan (Note 2)	—	1,510	2,020
Accrued expenses:
Investment advisory fees (Note 3)	14	—	156
Administration fees (Note 3)	59	90	134
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	3	8	14
Other liabilities	78	169	271
Total Liabilities	381	11,216	12,334
NET ASSETS	$447,563	$707,930	$1,061,436

NET ASSETS:
Paid in capital	$447,563	$707,084	$1,061,261
Undistributed net investment income (loss)	1	(35)	(116)
Undistributed net realized gains (losses) from investments	(1)	(929)	(2,997)
Net unrealized appreciation (depreciation) from:
Investments	—	1,842	3,238
Translation of assets and liabilities in foreign currencies	—	(32)	50
NET ASSETS	$447,563	$707,930	$1,061,436

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$447,563	$707,930	$1,061,436
Shares Outstanding	447,557	74,639	105,227
Net Asset Value Per Share	$ 1.00	$ 9.48	$ 10.09

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$279,934	$706,106	$1,054,655
** Affiliated investments, at cost	—	9,022	2,020
*** Repurchase agreements, at cost	158,000	—	—
**** Foreign cash, at cost	—	77	—
***** Options written, at cost	—	—	(20)

See notes to financial statements.

108   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$146,376	$344,073	$776,540	$204,419	$228,368	$104,039	$180,632
2,451	8,841	24,702	10,209	8,775	2,255	19,857
—	—	—	—	—	—	—
—	—	92	—	14	30	—
—	—	86	—	11	234	281
95	495	1,379	180	—	—	—
110	200	—	100	—	—

372	686	5,341	2,177	1,677	488	588
5,590	15,243	33,841	1,149	—	797	1,268
—	55	17	190	—	4	—
5	10	42	16	7	—	—
—	—	1,636	—	496	288	—
—	—	—	—	—	—	—
16	19	51	44	16	24	28

155,015	369,622	843,727	218,484	239,364	108,159	202,654

67	116	—	1,191	—	—	—
—	—	1,414	—	405	217	—
19,390	133,620	88,212	4,881	10,606	3,849	11,231
5	431	49	72	—	—	—
5	10	17	2	10	4	—
—	—	890	—	176	41	—
—	—	—	—	—	—	—
7	24	—	1	—	—	—
—	—	6,849	4,877	2,335	—	868

19	13	176	58	81	28	65
17	30	95	26	28	13	24
—	2	6	—	—	—	—
1	3	6	1	1	1	2
50	148	173	70	79	73	74

19,561	134,397	97,887	11,179	13,721	4,226	12,264

$135,454	$235,225	$745,840	$207,305	$225,643	$103,933	$190,390

$141,361	$266,911	$738,632	$200,547	$223,616	$103,059	$191,006
(1)	160	427	4	—	245	72
(4,801)	(33,777)	(7,250)	1,205	(431)	(1,000)	(2,244)

(1,105)	1,931	13,808	5,549	2,368	1,551	1,556
—	—	223	—	90	78	—

$135,454	$235,225	$745,840	$207,305	$225,643	$103,933	$190,390

—	—	$25,993	—	—	—	—
—	—	2,429	—	—	—	—
—	—	10.70	—	—	—	—

$135,454	$235,225	$719,847	$207,305	$135,024	$86,883	$ 63,804
12,996	24,780	67,115	18,213	13,350	8,615	6,379
$ 10.42	$ 9.49	$ 10.73	$ 11.38	$ 10.11	$ 10.09	$ 10.00

—	—	—	—	$ 90,619	$ 17,050	$126,586
—	—	—	—	8,959	1,689	12,646
—	—	—	—	$ 10.11	$ 10.09	$ 10.01

$147,472	$342,123	$763,183	$198,981	$225,846	$102,475	$179,076
2,451	8,841	24,070	10,209	8,775	2,255	19,857
—	—	—	—	—	—	—
—	—	92	—	15	29	—
—	—	(580)	—	(74)	(19)	—

See notes to financial statements.

Annual Report   109

October 31, 2017

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$500,345	$55,257	$113,191
Affiliated investments, at value **	63,331	—	750
Foreign cash ***	—	—	—
Cash	—	187	—
Cash pledged for financial futures contracts	—	—	—
Cash pledged for centrally cleared swaps	739	—	—
Cash pledged for OTC derivatives	200	—	115
Receivable for:
Interest and dividends	7,293	548	495
Investments sold	3,467	4,772	1,929
Fund shares sold	—	—	—
Futures	—	—	7
Forward currency contracts	786	—	174
Variation margin on centrally cleared swaps	11	—	—
Other assets	32	2	15
Total Assets	576,204	60,766	116,676
LIABILITIES:
Payable for:
Bank overdraft	1,750	—	11
Forward currency contracts	693	—	151
Investments purchased	10,543	3,011	2,538
Fund shares redeemed	69	40	22
Futures	—	—	8
Options written *****	—	—	4
Swaps	—	—	2
Variation margin on centrally cleared swaps	—	—	1
Distributions payable	—	15	—
Liability for securities on loan (Note 2)	29,095	—	432
Accrued expenses:
Investment advisory fees (Note 3)	160	8	15
Administration fees (Note 3)	68	7	14
Distribution fees (Note 3)	1	—	—
Trustee fees and expenses	8	1	2
Other liabilities	182	39	71
Total Liabilities	42,569	3,121	3,271
NET ASSETS	$533,635	$57,645	$113,405

NET ASSETS:
Paid in capital	$539,917	$56,046	$113,799
Undistributed net investment income (loss)	—	(3)	—
Undistributed net realized gains (losses) from investments	(24,008)	210	(975)
Net unrealized appreciation (depreciation) from:
Investments	17,633	1,392	558
Translation of assets and liabilities in foreign currencies	93	—	23
NET ASSETS	$533,635	$57,645	$113,405

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$533,635	$57,645	$113,405
Shares Outstanding	80,956	5,608	11,269
Net Asset Value Per Share	$6.59	$10.28	$10.06

Institutional Class
Retirement Class
SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$483,067	$53,865	$112,616
** Affiliated investments, at cost	63,091	—	750
*** Foreign cash, at cost	—	—	—
***** Options written, at cost	—	—	(3)

See notes to financial statements.

110   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$128,001	$1,331,708	$174,052	$39,386	$962,741
4,016	62,076	4,950	4,039	9,799
271	369	327	11	124
—	—	—	—	—
115	—	—	40	—
—	—	—	—	—
—	—	—	—	—

920	18,789	3,248	543	1,560
2,556	7,624	181	—	—
28	6,288	—	—	20
18	—	—	—	—
1,070	116	149	6	454
—	—	—	—	—
15	76	23	18	51
137,010	1,427,046	182,930	44,043	974,749

153	313	3	3	—
592	214	662	5	—
11,240	14,050	709	395	—
48	5,730	111	—	21
10	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
179	41,842	—	2,947	8,904

18	503	162	12	395
16	174	23	5	122
—	30	—	—	3
1	16	2	—	10
106	395	316	49	230
12,363	63,267	1,988	3,416	9,685
$124,647	$1,363,779	$180,942	$40,627	$965,064

$122,455	$1,336,119	$212,880	$39,053	$774,762
249	—	—	—	—
(865)	(15,788)	(19,288)	93	47,720

2,330	43,616	(12,011)	1,482	142,129
478	(168)	(639)	(1)	453
$124,647	$1,363,779	$180,942	$40,627	$965,064

—	$131,677	—	—	$14,529
—	9,261	—	—	871
—	$14.22	—	—	$16.68

$124,647	$538,525	$180,942	$4,051	$564,547
13,680	37,898	26,240	392	33,828
$9.11	$14.21	$6.90	$10.33	$16.69

—	$693,577	—	$36,576	$385,988
—	48,866	—	3,537	23,119
—	$14.19	—	$10.34	$16.70

$125,596	$1,288,092	$186,113	$37,921	$820,612
4,009	62,076	4,900	4,039	9,799
273	376	336	11	125
—	—	—	—	—

See notes to financial statements.

Annual Report   111

Period ended October 31, 2016

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 3,252	$ 9,213	$ 19,163
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	39	38
Income from securities lending	—	13	35

Investment Income	3,252	9,265	19,236

EXPENSES:
Investment advisory fees (Note 3)	631	1,600	2,714
Administration fees (Note 3)	631	857	1,454
Shareholder servicing fees	—	316	418
Distribution fees (Note 3)	—	—	—
Custodian fees	21	33	54
Transfer agent fees	40	49	89
Registration and filing fees	36	32	46
Trustee fees and expenses	42	53	93
Printing and mailing costs	20	28	55
Loan commitment fees	—	11	18
Legal fees	7	12	20
Publication expense	11	13	24
Pricing fees	6	37	39
Fund accounting fees	77	82	137
Insurance	18	16	26
Audit fees	32	36	37
Other expenses	5	9	15

Gross Expenses.	1,577	3,184	5,239
Expense subsidy (Note 3)	(525)	(1,755)	(1,015)
Custodian credits (Note 2)	(1)	(1)	—

Net Expenses	1,051	1,428	4,224

Net Investment Income	2,201	7,837	15,012

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	—	(2,019)	(2,431)
Foreign currency transactions	—	(21)	(10)
Forward foreign exchange contracts	—	446	(422)
Affiliated investments	—	—	—
Futures contracts	—	—	(196)
Swap contracts	—	(613)	(1,555)
Change in net unrealized appreciation (depreciation) from:
Investments	—	3,940	3,777
Translation of assets and liabilities in foreign currencies	—	15	(397)
Forward foreign exchange contracts	—	(545)	2
Affiliated investments	—	—	—
Futures contracts	—	—	(92)
Written option contracts	—	—	(9)
Swap contracts	—	20	37

Net Realized and Unrealized Gains (Losses)	—	1,223	(1,296)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,201	$ 9,060	$ 13,716

See notes to financial statements.

112   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$ 1,908	$5,101	$21,430	$6,429	$5,741	$2,686	$7,323
—	—	1,308	—	110	—	23
28	32	1,339	16	22	7	79
—	—	50	13	17	5	9

1,936	5,133	24,127	6,458	5,890	2,698	7,434

373	690	2,026	562	937	427	1,001
200	384	1,086	241	255	128	273
13	394	213	123	35	18	8
1	45	62	—	5	—	1
7	21	53	12	13	11	14
31	61	68	27	41	35	42
27	37	52	29	35	31	30
13	26	71	16	16	8	18
8	13	40	9	13	9	15
2	5	14	3	3	1	4
3	5	13	3	3	2	4
5	9	20	3	6	4	6
8	27	34	22	34	31	19
18	36	105	25	24	12	26
5	10	25	5	7	2	6
36	39	40	39	41	44	53
—	—	—	5	1	1	—

750	1,802	3,922	1,124	1,469	764	1,520
(150)	(478)	(15)	(81)	(216)	(191)	(284)
—	(1)	(1)	—	(1)	—	—

600	1,323	3,906	1,043	1,252	573	1,236

1,336	3,810	20,221	5,415	4,638	2,125	6,198

(91)	2,148	(3,009)	1,040	(477)	77	(44)
—	—	(34)	2	(14)	(15)	—
—	—	736	205	152	(72)	—
—	—	(1,822)	—	—	—	—
(62)	122	650	142	530	71	—
(2)	(4)	(834)	(32)	(208)	(241)	—

(1,486)	(6,993)	2,284	2,847	764	850	323
—	—	—	(99)	(1)	7	—
—	—	(380)	—	(72)	12	—
—	—	2,406	—	—	—	—
(17)	(68)	(598)	45	(266)	22	—
—	—	(310)	—	(102)	(22)	—
—	—	—	—	—	24	—

(1,658)	(4,795)	(911)	4,150	306	713	279

$ (322)	$ (985)	$19,310	$9,565	$4,944	$2,838	$6,477

See notes to financial statements.

Annual Report   113

Period ended October 31, 2017

Numbers in 000s

		Payden
	Payden	California	Payden
	High Income	Municipal Income	Global Low
	Fund	Fund	Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$31,271	$1,328	$2,596
Dividend income	150	—	—
Dividend income from affiliated investment (Note 2)	630	—	6
Income from securities lending	373	—	5
Foreign tax withholdings	—	—	—

Investment Income	32,424	1,328	2,607

EXPENSES:
Investment advisory fees (Note 3)	1,959	175	364
Administration fees (Note 3)	840	82	182
Shareholder servicing fees	387	27	69
Distribution fees (Note 3)	30	—	—
Custodian fees	39	1	14
Transfer agent fees	89	17	29
Registration and filing fees	44	2	19
Trustee fees and expenses	59	6	12
Printing and mailing costs	29	3	5
Loan commitment fees	11	1	2
Legal fees	10	1	2
Publication expense	18	1	4
Pricing fees	20	22	36
Fund accounting fees	80	8	17
Insurance	21	2	5
Audit fees	44	36	40
Interest expense	—	—	—
Other expenses	—	—	—

Gross Expenses	3,680	384	800
Expense subsidy (Note 3)	—	(89)	(147)
Custodian credits (Note 2)	(1)	(1)	—

Net Expenses	3,679	294	653

Net Investment Income	28,745	1,034	1,954

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	10,256	213	(682)
Foreign currency transactions	(26)	—	(3)
Forward foreign exchange contracts	510	—	285
Affiliated investments	—	—	—
Futures contracts	—	—	(94)
Swap contracts	253	—	(220)
Change in net unrealized appreciation (depreciation) from:
Investments	689	(15)	1,041
Translation of assets and liabilities in foreign currencies	(237)	—	—
Forward foreign exchange contracts	—	—	(196)
Affiliated investments	159	—	—
Futures contracts	—	—	(7)
Written option contracts	—	—	(1)
Swap contracts	115	—	9

Net Realized and Unrealized Gains (Losses)	11,719	198	132

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,464	$1,232	$2,086

See notes to financial statements.

114   Payden Mutual Funds

		Payden	Payden
Payden	Payden	Emerging	Emerging Markets	Payden
Global Fixed	Emerging Markets	Markets Local	Corporate	Equity Income
Income Fund	Bond Fund	Bond Fund	Bond Fund	Fund

$2,485	$76,706	$11,627	$2,158	$936
—	—	—	—	27,713
278	88	233	3	74
2	275	—	12	199
—	(23)	(198)	—	(106)

2,765	77,046	11,662	2,173	28,816

368	5,468	971	318	4,441
184	1,822	243	60	1,332
192	841	2	1	445
—	268	—	1	37
36	147	320	6	48
28	147	32	34	101
22	85	20	26	46
12	120	17	4	89
7	65	11	6	64
2	24	3	1	18
3	23	3	1	19
3	30	5	2	21
35	27	25	17	3
18	178	24	6	128
3	41	5	1	28
39	44	44	44	38
—	—	22	—	—
1	10	1	—	1

953	9,340	1,748	528	6,859
(155)	(352)	(168)	(185)	(222)
—	(11)	(1)	—	—

798	8,977	1,579	343	6,637

1,967	68,069	10,083	1,830	22,179

524	12,480	(27)	525	46,237
(39)	(494)	(113)	(16)	70
1,171	(573)	1,303	(11)	(444)
(544)	—	—	—	—
245	(111)	(12)	(6)	451
(9)	—	—	(15)	—

247	14,581	(2,267)	387	68,198
32	(66)	(84)	(2)	(1)
(719)	(444)	(477)	(1)	454
541	—	115	—	—
(136)	—	—	17	—
—	—	—	—	—
—	—	—	—	—

1,313	25,373	(1,562)	878	114,965

$3,280	$93,442	$8,521	$2,708	$137,144

See notes to financial statements.

Annual Report   115

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$2,201	$397	$7,837	$3,966
Net realized gains (losses)	—	1	(2,207)	(169)
Change in net unrealized appreciation/(depreciation)	—	—	3,430	1,999
Change in Net Assets Resulting from Operations	2,201	398	9,060	5,796

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(2,201)	(397)	(5,239)	(3,734)
Net realized gains from investments:
Adviser Class	—	(1)	—	—
Investor Class	(1)	(1)	—	—
Return of capital:
Investor Class	—	—	(2,323)	(220)
Change in Net Assets from Distributions to Shareholders	(2,202)	(399)	(7,562)	(3,954)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	31,370,456	32,900,960	617,104	418,507
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	573	104	7,309	3,877
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(31,474,529)	(32,742,390)	(381,130)	(384,073)
Change in Net Assets from Capital Transactions	(103,500)	158,674	243,283	38,311
Total Change in Net Assets	(103,501)	158,673	244,781	40,153

NET ASSETS:
Beginning of period	551,064	392,391	463,149	422,996
End of period	$447,563	$551,064	$707,930	$463,149

Accumulated net investment income/(loss)	$1	$—	$(35)	$(8)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	551,057	392,383	48,938	44,892
Shares sold	31,370,456	32,900,960	65,270	44,376
Shares issued in reinvestment of distributions	573	104	771	411
Shares redeemed	(31,474,529)	(32,742,390)	(40,340)	(40,741)
Change in shares outstanding	(103,500)	158,674	25,701	4,046
Outstanding shares at end of period	447,557	551,057	74,639	48,938

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	414,125	130,869
Sale of investments (excluding government)	—	—	153,750	132,501
Purchase of government securities	—	—	125,608	15,476
Sale of government securities	—	—	92,668	16,815

See notes to financial statements.

116   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2017	2016	2017	2016	2017	2016	2017	2016

$15,012	$10,236	$1,336	$1,311	$3,810	$3,739	$20,221	$18,309
(4,614)	(2,017)	(155)	762	2,266	3,262	(4,313)	7,559
3,318	5,801	(1,503)	(44)	(7,061)	2,067	3,402	9,642
13,716	14,020	(322)	2,029	(985)	9,068	19,310	35,510

—	—	(4)	(9)	(507)	(655)	(741)	(19,746)
(11,824)	(9,654)	(2,192)	(2,288)	(7,361)	(8,033)	(22,452)	(631)

—	—	—	—	—	—	(186)	(29)
—	—	—	—	—	—	(5,554)	(815)

(2,463)	(410)	—	—	—	—	—	—
(14,287)	(10,064)	(2,196)	(2,297)	(7,868)	(8,688)	(28,933)	(21,221)

—	—	58	219	3,330	8,698	5,280	5,520
579,552	440,278	28,151	13,640	80,044	63,944	95,884	116,425

—	—	4	9	499	638	918	661
12,804	8,935	2,108	2,206	6,956	7,574	26,852	20,044

—	—	(420)	(1,538)	(25,580)	(10,376)	(5,682)	(5,144)
(331,241)	(472,939)	(29,873)	(11,420)	(116,159)	(54,478)	(129,506)	(75,227)
261,115	(23,726)	28	3,116	(50,910)	16,000	(6,254)	62,279
260,544	(19,770)	(2,490)	2,848	(59,763)	16,380	(15,877)	76,568

800,892	820,662	137,944	135,096	294,988	278,608	761,717	685,149
$1,061,436	$800,892	$135,454	$137,944	$235,225	$294,988	$745,840	$761,717

$(116)	$(92)	$(1)	$(3)	$160	$111	$427	$1,421

—	—	34	158	2,280	2,386	2,382	2,289
—	—	6	20	348	889	497	517
—	—	—	1	52	65	87	62
—	—	(40)	(145)	(2,680)	(1,060)	(537)	(486)
—	—	(34)	(124)	(2,280)	(106)	47	93
—	—	—	34	—	2,280	2,429	2,382

79,308	81,675	12,963	12,547	27,818	26,086	67,814	62,115
57,538	43,797	2,686	1,283	8,371	6,521	9,005	10,873
1,270	888	201	207	728	773	2,533	1,870
(32,889)	(47,052)	(2,854)	(1,074)	(12,137)	(5,562)	(12,237)	(7,044)
25,919	(2,367)	33	416	(3,038)	1,732	(699)	5,699
105,227	79,308	12,996	12,963	24,780	27,818	67,115	67,814

501,486	300,586	271	1,668	—	2,237	314,201	394,479
324,896	313,221	3,095	2,947	1,030	4,460	342,929	379,364
910,664	39,546	41,192	46,808	64,224	106,396	367,481	92,519
796,384	24,631	34,146	70,609	122,096	45,360	340,264	65,856

See notes to financial statements.

Annual Report   117

For the periods ended October 31st

Numbers in 000s

	Payden Corporate		Payden Strategic
	Bond Fund		Income Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$5,415	$3,127	$4,638	$4,014
Net realized gains (losses)	1,357	2,578	(17)	514
Change in net unrealized appreciation/(depreciation)	2,793	2,096	323	2,788
Change in Net Assets Resulting from Operations	9,565	7,801	4,944	7,316
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(53)	(120)
Investor Class	(5,462)	(3,089)	(3,588)	(3,050)
SI Class	—	—	(1,468)	(833)
Net realized gains from investments:
Adviser Class	—	—	(5)	—
Investor Class	(2,728)	(835)	(166)	—
SI Class	—	—	(42)	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	(3)	—
Sl Class	—	—	(1)	—
Change in Net Assets from Distributions to Shareholders	(8,190)	(3,924)	(5,326)	(4,003)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	422	563
Investor Class	100,890	89,325	71,429	53,637
SI Class	—	—	58,190	108
Reinvestment of distributions:
Adviser Class	—	—	57	110
Investor Class	7,454	3,806	3,694	3,005
SI Class	—	—	1,492	820
Cost of fund shares redeemed:
Adviser Class	—	—	(6,212)	(1,784)
Investor Class	(42,882)	(28,082)	(89,698)	(17,973)
SI Class	—	—	—	(8,500)
Change in Net Assets from Capital Transactions	65,462	65,049	39,374	29,986
Total Change in Net Assets	66,837	68,926	38,992	33,299
NET ASSETS:
Beginning of period	140,468	71,542	186,651	153,352
End of period	$207,305	$140,468	$225,643	$186,651

Accumulated net investment income/(loss)	$4	$67	$—	$395

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	572	684
Shares sold	—	—	42	56
Shares issued in reinvestment of distributions	—	—	6	11
Shares redeemed	—	—	(620)	(179)
Change in shares outstanding	—	—	(572)	(112)
Outstanding shares at end of period	—	—	—	572

Investor Class:
Outstanding shares at beginning of period	12,353	6,520	14,838	10,927
Shares sold	9,037	8,036	7,082	5,398
Shares issued in reinvestment of distributions	675	344	368	300
Shares redeemed	(3,852)	(2,547)	(8,938)	(1,787)
Change in shares outstanding	5,860	5,833	(1,488)	3,911
Outstanding shares at end of period	18,213	12,353	13,350	14,838

SI Class:
Outstanding shares at beginning of period	—	—	3,040	3,794
Shares sold	—	—	5,771	10
Shares issued in reinvestment of distributions	—	—	148	82
Shares redeemed	—	—	—	(846)
Change in shares outstanding	—	—	5,919	(754)
Outstanding shares at end of period	—	—	8,959	3,040

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	209,182	207,271	112,621	91,047
Sale of investments (excluding government)	147,268	141,458	75,423	74,573
Purchase of government securities	—	1,000	57,291	23,890
Sale of government securities	554	897	59,943	17,998

See notes to financial statements.

118   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2017	2016	2017	2016	2017	2016	2017	2016

$2,125	$1,819	$6,198	$6,073	$28,745	$30,784	$1,034	$907
(180)	(479)	(44)	(653)	10,993	(13,735)	213	836
893	853	323	2,449	726	19,345	(15)	(238)
2,838	2,193	6,477	7,869	40,464	36,394	1,232	1,505

(2)	(1)	(8)	(5)	(582)	(622)	—	—
(1,641)	(1,217)	(1,741)	(1,851)	(28,871)	(30,226)	(1,034)	(906)
(410)	(505)	(4,473)	(4,234)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	(838)	(549)
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	(198)	—	—	—
—	—	—	—	—	—	—	—
(2,053)	(1,723)	(6,222)	(6,090)	(29,651)	(30,848)	(1,872)	(1,455)

585	20	381	1,046	7,892	43,127	—	—
32,334	26,655	24,964	30,915	99,822	129,566	10,846	16,628
4,307	2,875	26,305	9,097	—	—	—	—

2	1	8	6	578	617	—	—
1,601	1,214	1,689	1,799	23,467	23,680	1,465	1,099
401	385	3,471	3,111	—	—	—	—

(634)	(12)	(671)	(899)	(32,843)	(39,451)	—	—
(11,665)	(6,294)	(27,569)	(11,218)	(187,515)	(175,480)	(9,834)	(7,907)
(879)	(9,205)	(26,183)	(14,508)	—	—	—	—
26,052	15,639	2,395	19,349	(88,599)	(17,941)	2,477	9,820
26,837	16,109	2,650	21,128	(77,786)	(12,395)	1,837	9,870

77,096	60,987	187,740	166,612	611,421	623,816	55,808	45,938
$103,933	$77,096	$190,390	$187,740	$533,635	$611,421	$57,645	$55,808

$245	$49	$72	$84	$—	$610	$(3)	$(3)

5	4	28	13	3,729	3,099	—	—
58	2	38	105	1,200	6,723	—	—
—	—	1	1	88	96	—	—
(63)	(1)	(67)	(91)	(5,017)	(6,189)	—	—
(5)	1	(28)	15	(3,729)	630	—	—
—	5	—	28	—	3,729	—	—

6,403	4,245	6,473	4,296	90,842	94,370	5,361	4,421
3,215	2,673	2,490	3,136	15,295	20,723	1,074	1,591
160	122	169	182	3,596	3,750	146	106
(1,163)	(637)	(2,753)	(1,141)	(28,777)	(28,001)	(973)	(757)
2,212	2,158	(94)	2,177	(9,886)	(3,528)	247	940
8,615	6,403	6,379	6,473	80,956	90,842	5,608	5,361

1,306	1,896	12,287	12,531	—	—	—	—
430	290	2,620	915	—	—	—	—
40	39	346	316	—	—	—	—
(87)	(919)	(2,607)	(1,475)	—	—	—	—
383	(590)	359	(244)	—	—	—	—
1,689	1,306	12,646	12,287	—	—	—	—

71,469	39,695	184,452	101,373	360,897	361,237	84,808	38,671
49,408	22,959	192,641	68,116	456,129	254,039	84,617	27,678
48,000	5,364	1,438	1,467	2,650	4,000	—	—
42,392	6,069	376	—	1,980	—	—	—

See notes to financial statements.

Annual Report   119

For the periods ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,954	$1,503	$1,967	$1,447
Net realized gains (losses)	(714)	(654)	1,348	(1,945)
Change in net unrealized appreciation/(depreciation)	846	1,273	(35)	4,648
Change in Net Assets Resulting from Operations	2,086	2,122	3,280	4,150
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—
Investor Class	(956)	(1,177)	(2,076)	(1,203)
SI Class	—	—	—
Net realized gains from investments:
Adviser Class	—	—		—
Investor Class	—	—	—	(927)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	(892)	(421)	—	(200)
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,848)	(1,598)	(2,076)	(2,330)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	23,648	33,079	45,623	55,605
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,789	1,538	2,029	2,267
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(47,487)	(30,268)	(35,318)	(28,876)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(22,050)	4,349	12,334	28,996
Total Change in Net Assets	(21,812)	4,873	13,538	30,816
NET ASSETS:
Beginning of period	135,217	130,344	111,109	80,293
End of period	$113,405	$135,217	$124,647	$111,109

Accumulated net investment income/(loss)	$—	$1	$249	$1

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	13,461	13,026	12,289	9,051
Shares sold	2,354	3,308	5,091	6,194
Shares issued in reinvestment of distributions	178	154	225	256
Shares redeemed	(4,724)	(3,027)	(3,925)	(3,212)
Change in shares outstanding	(2,192)	435	1,391	3,238
Outstanding shares at end of period	11,269	13,461	13,680	12,289

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	72,296	53,571	69,396	94,377
Sale of investments (excluding government)	73,268	48,758	55,797	69,549
Purchase of government securities	56,323	5,190	15,586	4,547
Sale of government securities	70,701	4,506	16,291	980

See notes to financial statements.

120   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2017	2016	2017	2016	2017	2016	2017	2016

$68,069	$56,604	$10,083	$7,567	$1,830	$1,670	$22,179	$20,361
11,302	736	1,151	(9,992)	477	149	46,314	6,293
14,071	68,267	(2,713)	16,402	401	1,805	68,651	29,648
93,442	125,607	8,521	13,977	2,708	3,624	137,144	56,302

(5,633)	(2,219)	(7)	—	(5)	(26)	(317)	(153)
(25,614)	(24,102)	(9,432)	—	(173)	(104)	(12,459)	(11,553)
(34,493)	(31,889)	—	—	(1,652)	(1,534)	(8,211)	(9,426)

—	—	—	—	—	—	(68)	—
—	—	—	—	—	—	(2,903)	—
—	—	—	—	—	—	(1,769)	—

(264)	—	—	(8)	—	—	—	—
(1,197)	—	(643)	(7,422)	—	—	—	—
(1,612)	—	—	—	—	—	—	—
(68,813)	(58,210)	(10,082)	(7,430)	(1,830)	(1,664)	(25,727)	(21,132)

83,668	57,697	42	63	428	3,887	12,290	4,499
157,027	143,294	49,491	42,327	737	2,016	126,172	226,747
127,563	30,485	—	—	—	1,500	64,027	17,900

5,832	2,146	6	7	5	26	374	148
24,996	22,349	5,484	2,512	173	104	15,035	11,426
35,531	31,507	—	—	279	237	7,091	6,650

(36,872)	(14,938)	(175)	(123)	(2,934)	(1,378)	(8,058)	(1,096)
(130,575)	(131,941)	(28,708)	(21,109)	(604)	(4)	(122,713)	(59,562)
(87,262)	(12,863)	—	—	—	(2,700)	(43,244)	(2,573)
179,908	127,736	26,140	23,677	(1,916)	3,688	50,974	204,139
204,537	195,133	24,579	30,224	(1,038)	5,648	162,391	239,309

1,159,242	964,109	156,363	126,139	41,665	36,017	802,673	563,364
$1,363,779	$1,159,242	$180,942	$156,363	$40,627	$41,665	$965,064	$802,673

$—	$751	$—	$—	$—	$—	$—	—

5,458	2,251	18	25	253	2	566	327
6,035	4,166	6	10	42	391	792	302
419	158	1	1	—	2	24	10
(2,651)	(1,117)	(25)	(18)	(295)	(142)	(511)	(73)
3,803	3,207	(18)	(7)	(253)	251	305	239
9,261	5,458	—	18	—	253	871	566

34,281	31,843	22,472	18,911	362	146	32,639	20,120
11,274	10,748	7,097	6,451	72	206	8,014	15,921
1,802	1,665	789	374	17	11	953	789
(9,459)	(9,975)	(4,118)	(3,264)	(59)	(1)	(7,778)	(4,191)
3,617	2,438	3,768	3,561	30	216	1,189	12,519
37,898	34,281	26,240	22,472	392	362	33,828	32,639

43,426	39,662	—	—	3,509	3,594	21,431	19,866
9,083	2,339	—	—	—	158	3,977	1,287
2,564	2,353	—	—	28	24	449	460
(6,207)	(928)	—	—	—	(267)	(2,738)	(182)
5,440	3,764	—	—	28	(85)	1,688	1,565
48,866	43,426	—	—	3,537	3,509	23,119	21,431

711,960	595,562	121,063	112,415	24,277	33,294	595,809	357,391
565,645	469,277	95,861	91,309	27,594	27,893	526,493	165,301
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

See notes to financial statements.

Annual Report   121

October 31, 2017

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Cash Reserves Money Market Fund, Strategic Income and High Income Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

122   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted

Annual Report   123

to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such

124   Payden Mutual Funds

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If

Annual Report   125

an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2017 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Credit[1]	—	(38)
Foreign currency[2,3]	49	(81)

Total	49	(119)

Low Duration
Credit[1]	—	(68)
Interest rate[1,4,5]	614	(347)
Foreign currency[2,3]	89	(39)

Total	703	(454)

U.S. Government
Interest rate[1,4]	19	(9)

GNMA
Interest rate[1,4]	29	(19)

Core Bond
Interest rate[1,4,5]	1,363	(1,347)
Foreign currency[2,3]	1,636	(1,414)

Total	2,999	(2,761)

Corporate Bond
Interest rate[1]	186	(75)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Strategic Income
Interest rate[1,4,5]	272	(345)
Foreign currency[2,3]	496	(405)

Total	768	(750)

Absolute Return Bond
Equity[4]	16	—
Interest rate[1,4,5]	186	(47)
Foreign currency[2,3]	288	(217)

Total	490	(264)

High Income
Credit[1]	115	—
Foreign currency[2,3]	786	(693)

Total	901	(693)

Global Low Duration
Credit[1]	—	(8)
Interest rate[1,4,5]	110	(49)
Foreign currency[2,3]	174	(151)

Total	284	(208)

Global Fixed Income
Interest rate[1]	142	(224)
Foreign currency[2,3]	1,070	(592)

Total	1,212	(816)

Emerging Markets Bond
Foreign currency[2,3]	116	(214)

Emerging Markets Local Bond
Foreign currency[2,3]	149	(662)

Emerging Markets Corporate Bond
Interest rate[1]	17	—
Foreign currency[2,3]	6	(5)

Total	23	(5)

Equity Income
Foreign currency[2]	454	—

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.
2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at value as reported in the Schedule of Investments.
5	Payable for options written.

126   Payden Mutual Funds

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2017 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Credit	—	—	—	$(613)	$(613)
Foreign exchange	—	$446	—	—	446

Total	—	446	—	(613)	(167)

Low Duration
Credit	—	—	—	(1,446)	(1,446)
Equity	—	—	$197	—	197
Interest rate	$(196)	—	(328)	(109)	(633)
Foreign exchange	—	(422)	—	—	(422)

Total	(196)	(422)	(131)	(1,555)	(2,304)

U.S. Government
Equity	—	—	5	—	5
Interest rate	(62)	—	(14)	(2)	(78)

Total	(62)	—	(9)	(2)	(73)

GNMA
Equity	—	—	62	—	62
Interest rate	122	—	(60)	(4)	58

Total	122	—	2	(4)	120

Core Bond
Credit	—	—	—	(834)	(834)
Interest rate	650	—	—	—	650
Foreign exchange	—	736	—	—	736

Total	650	736	—	(834)	552

Corporate Bond
Interest rate	142	—	—	(32)	110
Foreign exchange	—	205	—	—	205

Total	142	205	—	(32)	315

Strategic Income
Credit	—	—	—	(208)	(208)
Interest rate	530	—	—	—	530
Foreign exchange	—	152	—	—	152

Total	530	152	—	(208)	474

Absolute Return Bond
Credit	—	—	—	(241)	(241)
Equity	—	—	(485)	—	(485)
Interest rate	71	—	—	—	71
Foreign exchange	—	(72)	—	—	(72)

Total	71	(72)	(485)	(241)	(727)

High Income
Credit	—	—	—	253	253
Foreign exchange	—	510	—	—	510

Total	—	510	—	253	763

Global Low Duration
Credit	—	—	—	(81)	(81)
Interest rate	(94)	—	(31)	(139)	(264)
Foreign exchange	—	285	—	—	285

Total	(94)	285	(31)	(220)	(60)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Fixed Income
Credit	—	—	—	$(9)	$(9)
Interest rate	$245	—	—	—	245
Foreign exchange	—	$1,171	—	—	1,171

Total	245	1,171	—	(9)	1,407

Emerging Markets Bond
Equity	—	—	$727	—	727
Interest rate	(111)	—	—	—	(111)
Foreign exchange	—	(573)	—	—	(573)

Total	(111)	(573)	727	—	(684)

Emerging Markets Local Bond
Interest rate	(12)	—	—	—	(12)
Foreign exchange	—	1,303	—	—	1,303

Total	(12)	1,303	—	—	1,291

Emerging Markets Corporate Bond
Equity	—	—	26	—	26
Credit	—	—	—	(15)	(15)
Interest rate	(6)	—	—	—	(6)
Foreign exchange	—	(11)	—	—	(11)

Total	(6)	(11)	26	(15)	(32)

Equity Income
Equity	451	—	—	—	451
Foreign exchange	—	(444)	—	—	(444)

Total	451	(444)	—	—	7

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2017 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Credit	—	—	—	$20	$20
Foreign exchange	—	$(545)	—	—	(545)

Total	—	(545)	—	20	(525)

Low Duration
Credit	—	—	—	37	37
Interest rate	$(92)	—	$122	—	30
Foreign exchange	—	2	—	—	2

Total	(92)	2	122	37	69

Annual Report   127

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
U.S. Government
Interest rate	$(17)	—	$(5)	—	$(22)

GNMA
Interest rate	(68)	—	6	—	(62)

Core Bond
Interest rate	(598)	—	(102)	—	(700)
Foreign exchange	—	$(380)	—	—	(380)

Total	(598)	(380)	(102)	—	(1,080)

Corporate Bond
Interest rate	45	—	—	—	45

Strategic Income
Interest rate	(266)	—	(21)	—	(287)
Foreign exchange	—	(72)	—	—	(72)

Total	(266)	(72)	(21)	—	(359)

Absolute Return Bond
Credit	—	—	—	$20	$20
Equity	—	—	(10)	—	(10)
Interest rate	22	—	56	4	82
Foreign exchange	—	12	—	—	12

Total	22	12	46	24	104

High Income
Credit	—	—	—	115	115
Foreign exchange	—	—	—	—	—

Total	—	—	—	115	115

Global Low Duration
Credit	—	—	—	9	9
Interest rate	(7)	—	26	—	19
Foreign exchange	—	(196)	—	—	(196)

Total	(7)	(196)	26	9	(168)

Global Fixed Income
Interest rate	(136)	—	—	—	(136)
Foreign exchange	—	(719)	—	—	(719)

Total	(136)	(719)	—	—	(855)

Emerging Markets Bond
Interest rate	—	—	—	—	—
Foreign exchange	—	(444)	—	—	(444)

Total	—	(444)	—	—	(444)

Emerging Markets Local Bond
Interest rate	—	—	—	—	—
Foreign exchange	—	(477)	—	—	(477)

Total	—	(477)	—	—	(477)

Emerging Markets Corporate
Bond
Interest rate	17	—	—	—	17
Foreign exchange	—	(1)	—	—	(1)

Total	17	(1)	—	—	16

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Equity Income
Foreign exchange	—	$454	—	—	$454

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2017 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	2%	1%	0%	0%
Low Duration	2%	1%	35%	0%
U.S. Government	0%	0%	42%	0%
GNMA	0%	0%	50%	0%
Core Bond	8%	0%	28%	0%
Corporate Bond	1%	0%	29%	0%
Strategic Income	8%	0%	26%	0%
Absolute Return Bond	14%	0%	6%	0%
High Income	5%	0%	0%	0%
Global Low Duration	8%	1%	40%	0%
Global Fixed Income	66%	0%	64%	0%
Emerging Markets Bond	4%	0%	3%	0%
Emerging Markets Local Bond	20%	0%	2%	0%
Emerging Markets Corporate Bond	3%	0%	6%	0%
Equity Income	2%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

128   Payden Mutual Funds

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2017, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$7
Forward Currency Contracts	$49	81

Total derivative assets and liabilities in the Statements of Assets and Liabilities	49	88
Derivatives not subject to a MNA	(14)	(7)

Total derivative assets and liabilities subject to a MNA	$35	$81

Annual Report   129

	Assets	Liabilities
Low Duration
Derivative Financial Instruments:
Futures Contracts	$45	$47
Centrally Cleared Swaps	—	12
Purchased Put Options[1]	424	—
Written Put Options	—	29
Forward Currency Contracts	89	39

Total derivative assets and liabilities in the Statements of Assets and Liabilities	558	127

Derivatives not subject to a MNA	(229)	(88)

Total derivative assets and liabilities subject to a MNA	$329	$39

U.S. Government
Derivative Financial Instruments:
Futures Contracts	$5	$5
Purchased Call Options[1]	19	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	24	5

Derivatives not subject to a MNA	(5)	(5)

Total derivative assets and liabilities subject to a MNA	$19	—

GNMA
Derivative Financial Instruments:
Futures Contracts	$10	$10
Purchased Put Options[1]	29	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	39	10

Derivatives not subject to a MNA	(10)	(10)

Total derivative assets and liabilities subject to a MNA	$29	—

Core Bond
Derivative Financial Instruments:
Futures Contracts	$42	$17
Purchased Put Options	777	—
Written Put Options	—	890
Forward Currency Contracts	1,636	1,414

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,455	2,321

Derivatives not subject to a MNA	(58)	(17)

Total derivative assets and liabilities subject to a MNA	$2,397	$2,304

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$16	$2
Total derivative assets and liabilities in the Statements of Assets and Liabilities	16	2

Derivatives not subject to a MNA	(16)	(2)

Total derivative assets and liabilities subject to a MNA	—	—

	Assets	Liabilities
Strategic Income
Derivative Financial Instruments:
Futures Contracts	$7	$10
Purchased Put Options[1]	155	—
Written Put Options	—	176
Forward Currency Contracts	496	405

Total derivative assets and liabilities in the Statements of Assets and Liabilities	658	591

Derivatives not subject to a MNA	(7)	(10)

Total derivative assets and liabilities subject to a MNA	$651	$581

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	—	$4
Purchased Put Options[1]	$187	—
Written Put Options	—	41
Forward Currency Contracts	288	217

Total derivative assets and liabilities in the Statements of Assets and Liabilities	475	262

Derivatives not subject to a MNA	(213)	(45)

Total derivative assets and liabilities subject to a MNA	$262	$217

High Income
Derivative Financial Instruments:
Centrally Cleared Swaps	$11	—
Forward Currency Contracts	786	$693

Total derivative assets and liabilities in the Statements of Assets and Liabilities	797	693

Derivatives not subject to a MNA	(11)	—

Total derivative assets and liabilities subject to a MNA	$786	$693

Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$7	$7
Centrally Cleared Swaps	—	1
Purchased Put Options[1]	73	—
Written Put Options	—	4
Forward Currency Contracts	174	151

Total derivative assets and liabilities in the Statements of Assets and Liabilities	254	163

Derivatives not subject to a MNA	(54)	(12)

Total derivative assets and liabilities subject to a MNA	$200	$151

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$18	$10
Forward Currency Contracts	1,070	592

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,088	602

Derivatives not subject to a MNA	(140)	(10)

Total derivative assets and liabilities subject to a MNA	$948	$592

130   Payden Mutual Funds

	Assets	Liabilities
Emerging Markets Bond
Derivative Financial Instruments:
Forward Currency Contracts	$116	$214

Total derivative assets and liabilities in the Statements of Assets and Liabilities	116	214

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$116	$214

Emerging Markets Local Bond
Derivative Financial Instruments:
Forward Currency Contracts	$149	$662

Total derivative assets and liabilities in the Statements of Assets and Liabilities	149	662

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$149	$662

Emerging Markets Corporate Bond
Derivative Financial Instruments:
Forward Currency Contracts	$6	$5

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6	5

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$6	$5

Equity Income
Derivative Financial Instruments:
Forward Currency Contracts	$454	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	454	—

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(234)	—

Total derivative assets and liabilities subject to a MNA	$220	—

1	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2017 (000s):

Limited Maturity

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Royal Bank of Canada	$35	—	—	—	$35

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
HSBC Bank USA, N.A.	$81	—	—	—	$81

Annual Report   131

Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

BNP PARIBAS	$240	—	—	—	$240
State Street Bank & Trust Co.	89	—	—	—	89

Total	$329	—	—	—	$329

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

HSBC Bank USA, N.A.	$39	—	—	—	$39

U.S. Government

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

BNP PARIBAS	$19	—	—	—	$19

GNMA

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

BNP PARIBAS	$29	—	—	—	$29

Core Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[1]

Bank of America N.A.	$258	$(222)	—	—	$36
Barclays Bank PLC	1,225	(1,121)	—	—	104
HSBC Bank USA, N.A.	914	(914)	—	—	—

Total	$2,397	$(2,257)	—	—	$140

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$222	$(222)	—	—	—
Barclays Bank PLC	1,121	(1,121)	—	—	—
HSBC Bank USA, N.A.	922	(914)	—	—	$8
State Street Bank & Trust Co.	39	—	—	—	39

Total	$2,304	$(2,257)	—	—	$47

132   Payden Mutual Funds

Strategic Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Bank of America N.A.	$74	$(63)	—	—	$11
Barclays Bank PLC	281	(242)	—	—	39
Credit Suisse First Boston International	34	—	—	—	34
HSBC Bank USA, N.A.	262	(262)	—	—	—

Total	$651	$(567)	—	—	$84

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$63	$(63)	—	—	—
Barclays Bank PLC	242	(242)	—	—	—
HSBC Bank USA, N.A.	265	(262)	—	—	$3
State Street Bank & Trust Co.	11	—	—	—	11

Total	$581	$(567)	—	—	$14

Absolute Return Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Bank of America N.A.	$39	$(37)	—	—	$2
Barclays Bank PLC	94	(34)	—	—	60
HSBC Bank USA, N.A.	129	(129)	—	—	—

Total	$262	$(200)	—	—	$62

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$37	$(37)	—	—	—
Barclays Bank PLC	34	(34)	—	—	—
HSBC Bank USA, N.A.	141	(129)	—	—	$12
State Street Bank & Trust Co.	5	—	—	—	5

Total	$217	$(200)	—	—	$17

High Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Bank of America N.A.	$130	$(111)	—	—	$19
Barclays Bank PLC	215	(112)	—	—	103
HSBC Bank USA, N.A.	441	(441)	—	—	—

Total	$786	$(664)	—	—	$122

Annual Report   133

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$111	$(111)	—	—	—
Barclays Bank PLC	112	(112)	—	—	—
HSBC Bank USA, N.A.	448	(441)	—	—	$7
State Street Bank & Trust Co.	22	—	—	—	22

Total	$693	$(664)	—	—	$29

Global Low Duration
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$27	$(23)	—	—	$4
Barclays Bank PLC	45	(24)	—	—	21
BNP PARIBAS	26	—	—	—	26
HSBC Bank USA, N.A.	92	(92)	—	—	—
State Street Bank & Trust Co.	10	(5)	—	—	5

Total	$200	$(144)	—	—	$56

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$23	$(23)	—	—	—
Barclays Bank PLC	24	(24)	—	—	—
HSBC Bank USA, N.A.	99	(92)	—	—	$7
State Street Bank & Trust Co.	5	(5)	—	—	—

Total	$151	$(144)	—	—	$7

Global Fixed Income
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$88	$(76)	—	—	$12
Barclays Bank PLC	347	(86)	—	—	261
BNP PARIBAS	23	—	—	—	23
Credit Suisse First Boston International	23	—	—	—	23
HSBC Bank USA, N.A.	325	(325)	—	—	—
Royal Bank of Canada	74	—	—	—	74
State Street Bank & Trust Co.	68	(13)	—	—	55

Total	$948	$(500)	—	—	$448

134   Payden Mutual Funds

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$76	$(76)	—	—	—
Barclays Bank PLC	86	(86)	—	—	—
HSBC Bank USA, N.A.	417	(325)	—	—	$92
State Street Bank & Trust Co.	13	(13)	—	—	—

Total	$592	$(500)	—	—	$92

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$116	$(116)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$116	$(116)	—	—	—
BNP PARIBAS	96	—	—	—	$96
HSBC Bank USA, N.A.	2	—	—	—	2

Total	$214	$(116)	—	—	$98

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$107	$(107)	—	—	—
BNP PARIBAS	5	(5)	—	—	—
HSBC Bank USA, N.A.	37	(37)	—	—	—

Total	$149	$(149)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$278	$(107)	—	—	$171
BNP PARIBAS	21	(5)	—	—	16
Credit Suisse First Boston International	227	—	—	—	227
HSBC Bank USA, N.A.	91	(37)	—	—	54
State Street Bank & Trust Co.	45	—	—	—	45

Total	$662	$(149)	—	—	$513

Emerging Markets Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$6	$(3)	—	—	$3

Annual Report   135

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$3	$(3)	—	—	—
BNP PARIBAS	2	—	—	—	$2

Total	$5	$(3)	—	—	$2

Equity Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$220	—	—	—	$220

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	Net amount represents the net amount payable from the counterparty in the event of default.
3	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
4	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

 Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

 TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

 Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender

136   Payden Mutual Funds

with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”),

and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2017, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2017, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2016	Purchases	Sales	Dividends	Value October 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$9,841,621	$2,040,954,950	$2,041,774,309	$38,729	$9,022,262	—	—
Low Duration	14,583,353	2,193,590,808	2,206,154,061	38,306	2,020,100	—	—
U.S. Government	7,153,328	1,604,646,770	1,609,349,063	27,854	2,451,035	—	—
GNMA	10,945,609	1,636,092,346	1,638,196,757	32,129	8,841,198	—	—
Core Bond	22,577,671	1,727,728,785	1,742,524,272	30,852	7,782,184	—	—
Corporate Bond	8,885,188	766,566,323	765,242,180	15,997	10,209,331	—	—

Annual Report   137

Fund	Value October 31, 2016	Purchases	Sales	Dividends	Value October 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Strategic Income	$2,669,065	$991,754,834	$985,648,968	$21,633	$8,774,931	—	—
Absolute Return Bond	4,493,699	389,556,154	391,795,387	7,287	2,254,466	—	—
Floating Rate	5,656,688	3,911,322,148	3,897,121,611	79,118	19,857,225	—	—
High Income	85,428,606	3,518,568,019	3,555,017,548	82,540	48,979,077	—	—
Global Low Duration	605,018	344,667,486	344,522,225	6,370	750,279	—	—
Global Fixed Income	686,938	471,826,994	471,271,647	7,318	1,242,285	—	—
Emerging Markets Bond	86,890,170	4,448,271,272	4,473,085,318	87,735	62,076,124	—	—
Emerging Markets Local Bond	1,657,231	430,819,868	432,477,099	8,651	—	—	—
Emerging Markets Corporate Bond	1,771,362	143,991,105	141,723,503	3,217	4,038,964	—	—
Equity Income	43,298,700	3,918,012,302	3,951,512,096	74,012	9,798,906	—	—
Investments in High Income Fund — Investor Class
Global Fixed Income	$3,790,997	—	$3,848,332	$112,899	—	$(409,744)	$467,078
Investments in Floating Rate Fund — Investor Class
Global Fixed Income	$1,526,111	—	$1,536,804	—	—	$16,804	$(6,111)
Investments in Floating Rate Fund — SI Class
Core Bond	$15,206,494	—	$15,282,603	$356,493	—	$32,603	$43,106
High Income	—	$6,000,000	—	166,594	$5,964,250	—	(35,750)
Global Fixed Income	1,243,760	1,536,804	—	95,885	2,773,897	—	(6,667)
Investments in Emerging Markets Bond Fund — SI Class
Global Fixed Income	$1,480,198	—	$1,494,012	$62,034	—	$(151,032)	$86,673
Investments in Emerging Markets Corporate Bond Fund — SI Class
Core Bond	$16,526,957	—	—	$767,767	$16,919,676	—	$392,720
High Income	8,192,665	—	—	380,594	8,387,342	—	194,677
Emerging Markets Local Bond	4,834,962	—	—	224,610	4,949,853	—	114,891
Investments in Emerging Markets Local Bond Fund — Investor Class
Core Bond	$4,490,355	—	$4,606,652	$183,685	—	$(1,854,290)	$1,970,587

138   Payden Mutual Funds

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. During the period, Emerging Markets Local Bond borrowed $10,000,000 from June 7, 2017 through July 11, 2017 at a rate of Federal Funds plus 1.35%. This amount is listed as Interest expense in the Statements of Operations. No other Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the

Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

On August 1, 2017, all funds implemented amendments to Regulation S-X, issued by the SEC, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2015	FY 2016	FY 2017
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$1,204,702	$548,191	$525,215
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	1,030,707	1,402,448	1,754,647
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	889,095	920,321	1,015,315
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	174,481	181,602	149,965
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	495,315	539,825	478,155
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	n/a	—	—	14,626
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	89,819	88,939	80,978
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	173,558	209,400	216,150
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.55%	238,584	210,322	190,888
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	283,782	291,349	283,851
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	65,250	81,740	88,888
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	166,652	148,823	147,245
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	0.65%	n/a	90,888	143,423	155,282

Annual Report   139

	Adviser Fees				Investor Class		SI Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2015	FY 2016	FY 2017
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	$332,289	$345,690	$351,530
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	167,908
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	184,904	189,600	184,804
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	406,103	355,073	222,256

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2018 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, Strategic Income, Absolute Return Bond, Floating Rate, High Income, Emerging Markets Bond, Emerging Markets Local Bond, Emerging Markets Corporate Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel

Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

140   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$158,000	—	—	—	$158,000
U.S. Government	—	—	149,048	—	—	—	149,048
U.S. Treasury	—	—	130,886	—	—	—	130,886

Limited Maturity
Asset Backed	—	—	139,018	—	—	—	139,018
Bank Loans	—	—	1,194	—	—	—	1,194
Commercial Paper	—	—	16,501	—	—	—	16,501
Corporate Bond	—	—	389,431	—	—	—	389,431
Foreign Government	—	—	7,665	—	—	—	7,665
Morgage Backed	—	—	53,754	—	—	—	53,754
Municipal	—	—	2,990	—	—	—	2,990
U.S. Government	—	—	97,433	—	—	—	97,433
Investment Company	$9,022	—	—	—	—	—	9,022

Low Duration
Asset Backed	—	—	119,760	—	—	—	119,760
Bank Loans	—	—	1,975	—	—	—	1,975
Corporate Bond	—	—	545,051	—	—	—	545,051
Foreign Government	—	—	27,933	—	—	—	27,933
Morgage Backed	—	—	77,732	—	—	—	77,732
U.S. Government	—	—	285,223	—	—	—	285,223
Options Purchased	184	—	—	—	—	—	184
Swaptions Purchased	—	—	240	—	—	—	240
Investment Company	2,020	—	—	—	—	—	2,020

U.S. Government
Asset Backed	—	—	1,562	—	—	—	1,562
Mortgage Backed	—	—	111,217	—	—	—	111,217
Swaptions Purchased	—	—	19	—	—	—	19
U.S. Government	—	—	33,578	—	—	—	33,578
Investment Company	2,451	—	—	—	—	—	2,451

Annual Report   141

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
GNMA
Mortgage Backed	—	—	$340,494	—	—	—	$340,494
Swaptions Purchased	—	—	29	—	—	—	29
U.S. Government	—	—	3,550	—	—	—	3,550
Investment Company	$8,841	—	—	—	—	—	8,841

Core Bond
Asset Backed	—	—	64,095	—	—	—	64,095
Bank Loans	—	—	23,516	—	—	—	23,516
Corporate Bond	—	—	304,715	—	—	—	304,715
Foreign Government	—	—	46,386	—	—	—	46,386
Morgage Backed	—	—	224,929	—	—	—	224,929
Municipal	—	—	10,023	—	—	—	10,023
Swaptions Purchased	—	—	777	—	—	—	777
U.S. Government	—	—	102,099	—	—	—	102,099
Investment Company	7,782	—	—	—	—	—	7,782
Investments Valued at NAV[1]	—	—	—	—	—	—	16,920

Corporate Bond
Asset Backed	—	—	1,863	—	—	—	1,863
Corporate Bond	—	—	201,711	—	—	—	201,711
Foreign Government	—	—	845	—	—	—	845
Investment Company	10,209	—	—	—	—	—	10,209

Strategic Income
Asset Backed	—	—	15,701	—	—	—	15,701
Bank Loans	—	—	15,530	—	—	—	15,530
Corporate Bond	—	—	102,532	—	—	—	102,532
Foreign Government	—	—	19,030	—	—	—	19,030
Mortgage Backed	—	—	31,606	—	—	—	31,606
Municipal	—	—	4,257	—	—	—	4,257
Swaptions Purchased	—	—	155	—	—	—	155
U.S. Government	—	—	34,067	—	—	—	34,067
Master Limited Partnership	1,939	—	—	—	—	—	1,939
Preferred Stock	1,114	—	—	—	—	—	1,114
Real Estate Investment Trust	2,437	—	—	—	—	—	2,437
Investment Company	8,775	—	—	—	—	—	8,775

142   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Absolute Return Bond
Asset Backed	—	—	$24,116	—	—	—	$24,116
Bank Loans	—	—	3,232	—	—	—	3,232
Corporate Bond	—	—	29,760	—	—	—	29,760
Foreign Government	—	—	12,195	—	—	—	12,195
Mortgage Backed	—	—	27,192	—	—	—	27,192
Options Purchased	$187	—	—	—	—	—	187
U.S. Government	—	—	7,357	—	—	—	7,357
Investment Company	2,255	—	—	—	—	—	2,255

Floating Rate
Asset Backed	—	—	6,366	—	—	—	6,366
Bank Loans	—	—	151,916	—	—	—	151,916
Corporate Bond	—	—	16,845	—	—	—	16,845
Mortgage Backed	—	—	5,505	—	—	—	5,505
Investment Company	19,857	—	—	—	—	—	19,857

High Income
Bank Loans	—	—	6,675	—	—	—	6,675
Corporate Bonds	—	—	479,978	—	—	—	479,978
Mortgage Backed	—	—	13,692	—	—	—	13,692
Investment Company	48,979	—	—	—	—	—	48,979
Investments Valued at NAV[1]	—	—	—	—	—	—	14,352

California Municipal Income
Municipal	—	—	55,257	—	—	—	55,257

Global Low Duration
Asset Backed	—	—	11,286	—	—	—	11,286
Bank Loans	—	—	210	—	—	—	210
Corporate Bond	—	—	75,725	—	—	—	75,725
Foreign Government	—	—	6,209	—	—	—	6,209
Mortgage Backed	—	—	8,513	—	—	—	8,513
Options Purchased	31	—	—	—	—	—	31
Swaptions Purchased	—	—	42	—	—	—	42
U.S. Government	—	—	11,175	—	—	—	11,175
Investment Company	750	—	—	—	—	—	750

Annual Report   143

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Asset Backed	—	—	$3,930	—	—	—	$3,930
Corporate Bond	—	—	55,785	—	—	—	55,785
Foreign Government	—	—	49,541	—	—	—	49,541
Mortgage Backed	—	—	15,194	—	—	—	15,194
U.S. Government	—	—	3,551	—	—	—	3,551
Investment Company	$1,242	—	—	—	—	—	1,242
Investments Valued at NAV[1]	—	—	—	—	—	—	2,774

Emerging Markets Bond
Bank Loans	—	—	3,131	—	—	—	3,131
Corporate Bond	—	—	324,084	—	—	—	324,084
Foreign Government	—	—	1,004,493	—	—	—	1,004,493
Investment Company	62,076	—	—	—	—	—	62,076

Emerging Markets Local Bond
Corporate Bond	—	—	28,742	—	—	—	28,742
Foreign Government	—	—	145,310	—	—	—	145,310
Investments Valued at NAV[1]	—	—	—	—	—	—	4,950

Emerging Markets Corporate Bond
Bank Loans	—	—	608	—	—	—	608
Corporate Bond	—	—	34,533	—	—	—	34,533
Foreign Government	—	—	4,245	—	—	—	4,245
Investment Company	4,039	—	—	—	—	—	4,039

Equity Income
Common Stock	815,565	—	—	—	—	—	815,565
Corporate Bond	—	—	22,843	—	—	—	22,843
Master Limited Partnership	45,117	—	—	—	—	—	45,117
Preferred Stock	22,554	—	—	—	—	—	22,554
Real Estate Investment Trust	56,662	—	—	—	—	—	56,662
Investment Company	9,799	—	—	—	—	—	9,799

1	As of October 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

144   Payden Mutual Funds

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$49	$(81)	—	—	$(32)
Swaps	—	—	—	(38)	—	—	(38)

Low Duration
Forward currency contracts	—	—	89	(39)	—	—	50
Futures	$190	$(318)	—	—	—	—	(128)
Swaps	—	—	—	(68)	—	—	(68)
Written option	—	(29)	—	—	—	—	(29)

U.S Government
Futures	—	(9)	—	—	—	—	(9)

GNMA
Futures	—	(19)	—	—	—	—	(19)

Core Bond
Forward currency contracts	—	—	1,636	(1,414)	—	—	222
Futures	586	(457)	—	—	—	—	129
Swaptions Written	—	—	—	(890)	—	—	(890)

Corporate Bond
Futures	186	(75)	—	—	—	—	111

Strategic Income
Forward currency contracts	—	—	496	(405)	—	—	91
Futures	117	(169)	—	—	—	—	(52)
Swaptions Written	—	—	—	(176)	—	—	(176)

Absolute Return
Forward currency contracts	—	—	288	(217)	—	—	71
Futures	5	—	—	—	—	—	5
Swaps	—	—	10	(6)	—	—	4
Written option	—	(41)	—	—	—	—	(41)

High Income
Forward currency contracts	—	—	786	(693)	—	—	93
Swaps	—	—	115	—	—	—	115

Annual Report   145

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Low Duration
Forward currency contracts	—	—	$174	$(151)	—	—	$23
Futures	$37	$(45)	—	—	—	—	(8)
Swaps	—	—	—	(8)	—	—	(8)
Written option	—	(4)	—	—	—	—	(4)

Global Fixed Income
Forward currency contracts	—	—	1,070	(592)	—	—	478
Futures	142	(224)	—	—	—	—	(82)

Emerging Markets Bond
Forward currency contracts	—	—	116	(214)	—	—	(98)

Emerging Markets Local Bond
Forward currency contracts	—	—	149	(662)	—	—	(513)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	6	(5)	—	—	1
Futures	17	—	—	—	—	—	17

Equity Income
Forward currency contracts	—	—	454	—	—	—	454

1	Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts, forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are valued at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2017, primarily attributable to foreign currency gains/losses, mortgage backed securities, swaps and investments in partnerships were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Cash Reserves Money Market	$1	$(1)	—
Limited Maturity	(2,625)	4,826	$(2,201)
Low Duration	(3,211)	3,211	—
U.S. Government	862	(862)	—
GNMA	4,107	(4,107)	—

146   Payden Mutual Funds

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Core Bond	$1,978	$(1,978)	—
Corporate Bond	(16)	16	—
Strategic Income	76	(76)	—
Absolute Return Bond	124	(124)	—
Floating Rate	12	(12)	—
High Income	98	(98)	—
Global Low Duration	(999)	999	—
Global Fixed Income	357	(357)	—
Emerging Markets Bond	(3,080)	3,080	—
Emerging Markets Local Bond	(644)	644	—
Equity Income	(1,192)	1,196	$(4)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2017: GNMA ($1,082), High Income ($10,466), Global Low Duration ($98), Global Fixed Income ($257), Emerging Markets Bond ($13,149), Emerging Markets Local Bond ($1,519) and Emerging Markets Corporate Bond ($373). Limited Maturity had a $2,201 capital loss carryforward that expired at October 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2017, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Expires 2018	Expires 2019	Unlimited*	Total
Limited Maturity	$287	$527	$147	$961
Low Duration	—	—	3,116	3,116
U.S. Government	—	—	4,623	4,623
GNMA	—	—	34,282	34,282
Core Bond	—	—	6,144	6,144
Strategic Income Fund	—	—	305	305
Absolute Return Bond	—	—	882	882
Floating Rate	—	—	2,243	2,243
High Income	—	—	23,913	23,913
Global Low Duration	914	—	56	970
Global Fixed Income	—	—	294	294
Emerging Markets Bond	—	—	14,494	14,494
Emerging Markets Local Bond	—	—	18,969	18,969

* Post-enactment carryforward losses.

Annual Report   147

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2016				2017

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$399	—	—	—	$2,202	—	—
Limited Maturity	—	3,733	—	$220	—	5,239	—	$2,323
Low Duration	—	9,654	—	410	—	11,824	—	2,463
U.S. Government	—	2,297	—	—	—	2,196	—	—
GNMA	—	8,688	—	—	—	7,869	—	—
Core Bond	—	20,851	$370	—	—	28,933	—	—
Corporate Bond	—	3,414	510	—	—	7,630	$559	—
Strategic Income	—	4,003	—	—	—	5,322	—	4
Absolute Return Bond	—	1,723	—	—	—	2,053	—	—
Floating Rate	—	6,090	—	—	—	6,222	—	—
High Income	—	30,848	—	—	—	29,453	—	198
California Municipal Income	$906	—	549	—	$1,034	82	756	—
Global Low Duration	—	1,177	—	421	—	956	—	892
Global Fixed Income	—	1,204	927	200	—	2,076	—	—
Emerging Markets Bond	—	58,210	—	—	—	65,740	—	3,073
Emerging Markets Local Bond	—	—	—	7,430	—	9,439	—	643
Emerging Markets Corporate Bond	—	1,664	—	—	—	1,830	—	—
Equity Income	—	21,081	50	—	—	20,987	4,740	—

At October 31, 2017, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$437,934	—	—	—
Limited Maturity	715,095	$2,841	$ (998)	$1,843
Low Duration	1,056,535	5,658	(2,249)	3,409
U.S. Government	150,101	242	(1,525)	(1,283)
GNMA	350,458	3,486	(1,049)	2,437
Core Bond	787,779	19,074	(6,150)	12,924
Corporate Bond	209,302	5,863	(425)	5,438
Strategic Income	234,675	4,652	(2,321)	2,331
Absolute Return	104,823	1,946	(436)	1,510
Floating Rate	198,935	2,301	(748)	1,553
High Income	546,253	22,202	(4,572)	17,630
California Municipal Income	53,866	1,473	(81)	1,392
Global Low Duration	113,368	965	(389)	576
Global Fixed Income	130,176	4,842	(2,605)	2,237
Emerging Markets Bond	1,351,532	66,812	(24,657)	42,155
Emerging Markets Local Bond	191,458	7,140	(20,111)	(12,971)
Emerging Markets Corporate Bond	41,996	1,818	(370)	1,448
Equity Income	830,992	146,107	(4,105)	142,002

148   Payden Mutual Funds

At October 31, 2017, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$227	—	—	$(227)	—	—
Limited Maturity	—	—	$(961)	(35)	$1,843	$847
Low Duration	—	—	(3,116)	(116)	3,409	177
U.S. Government	6	—	(4,623)	(7)	(1,283)	(5,907)
GNMA	184	—	(34,282)	(24)	2,437	(31,685)
Core Bond	427	—	(6,144)	—	12,924	7,207
Corporate Bond	694	$627	—	(1)	5,438	6,758
Strategic Income	—	—	(305)	—	2,331	2,026
Absolute Return Bond	245	—	(882)	—	1,510	873
Floating Rate	72	—	(2,243)	—	1,553	(618)
High Income	—	—	(23,913)	—	17,630	(6,283)
California Municipal Income	67	155	—	(15)	1,392	1,599
Global Low Duration	—	—	(970)	—	576	(394)
Global Fixed Income	249	—	(294)	—	2,237	2,192
Emerging Markets Bond	—	—	(14,494)	—	42,155	27,661
Emerging Markets Local Bond	—	—	(18,969)	—	(12,971)	(31,940)
Emerging Markets Corporate Bond	103	23	—	—	1,448	1,574
Equity Income	4,905	43,395	—	—	142,002	190,302

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends (000s)	Exempt Interest Dividends Per Share
California Municipal Income	$1,034	$0.19

7. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Annual Report   149

For the share outstanding for the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2017	2016	2015	2014		2013
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment activities:
Net investment income	0.01	0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00	0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)

Total from investment activities	0.01	0.00	0.00	0.00		0.00

Distributions to shareholders:
From net investment income	(0.01)	0.00 (1)	0.00 (1)	0.00	(1)	(0.00	)(1)
Return of capital	—	—	—	0.00	(1)	(0.00	)(1)

Total distributions to shareholders	(0.01)	0.00	0.00	0.00		0.00

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total return	0.53%	0.09%	0.01%	0.01%		0.02%

Ratios/supplemental data:
Net assets, end of period (000s)	$447,563	$551,064	$392,391	$490,666		$498,417
Ratio of gross expense to average net assets	0.38%	0.37%	0.39%	0.37%		0.37%
Ratio of net expense to average net assets	0.25%	0.24%	0.09%	0.08%		0.10%
Ratio of investment income less gross expenses to average net assets	0.40%	(0.04)%	(0.29)%	(0.28)%		(0.26)%
Ratio of net investment income to average net assets	0.52%	0.10%	0.01%	0.01%		0.01%
Portfolio turnover rate	n/a	n/a	n/a	n/a		n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2017	2016	2015	2014		2013
Net asset value — beginning of period	$9.46	$9.42	$9.47	$9.47		$9.48

Income (loss) from investment activities:
Net investment income	0.12	0.08	0.06	0.07		0.05
Net realized and unrealized gains (losses)	0.02	0.04	(0.04)	(0.00	)(1)	(0.00	)(1)

Total from investment activities	0.14	0.12	0.02	0.07		0.05

Distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.04)	(0.07)		(0.04)
Return of capital	(0.04)	(0.01)	(0.03)	—		(0.02)

Total distributions to shareholders	(0.12)	(0.08)	(0.07)	(0.07)		(0.06)

Net asset value — end of period	$9.48	$9.46	$9.42	$9.47		$9.47

Total return	1.52%	1.31%	0.20%	0.78%		0.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$707,930	$463,149	$422,996	$318,671		$258,282
Ratio of gross expense to average net assets	0.56%	0.57%	0.57%	0.57%		0.55%
Ratio of net expense to average net assets	0.25%	0.26%	0.31%	0.35%		0.40%
Ratio of investment income less gross expenses to average net assets	1.06%	0.57%	0.31%	0.59%		0.44%
Ratio of net investment income to average net assets	1.37%	0.88%	0.57%	0.81%		0.59%
Portfolio turnover rate	51%	39%	39%	59%		124%

The Fund commenced operations on April 29, 1994.

(1)   Amount is less than $0.005

See notes to financial statements.

150   Payden Mutual Funds

	Payden Low Duration Fund
	2017	2016	2015		2014		2013
Net asset value — beginning of period	$10.10	$10.05	$10.15		$10.15		$10.23

Income (loss) from investment activities:
Net investment income	0.16	0.12	0.11		0.12		0.14
Net realized and unrealized gains (losses)	(0.02)	0.05	(0.06)		(0.00	)(1)	(0.07)

Total from investment activities	0.14	0.17	0.05		0.12		0.07

Distributions to shareholders:
From net investment income	(0.12)	(0.11)	(0.11)		(0.12)		(0.13)
From net realized gains	—	—	(0.04)		—		—
Return of capital	(0.03)	(0.01)	(0.00	)(1)	—		(0.02)

Total distributions to shareholders	(0.15)	(0.12)	(0.15)		(0.12)		(0.15)

Net asset value — end of period	$10.09	$10.10	$10.05		$10.15		$10.15

Total return	1.37%	1.74%	0.50%		1.14%		0.68%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,061,436	$800,892	$820,662		$833,205		$848,866
Ratio of gross expense to average net assets	0.54%	0.57%	0.57%		0.55%		0.55%
Ratio of net expense to average net assets	0.44%	0.45%	0.47%		0.48%		0.51%
Ratio of investment income less gross expenses to average net assets	1.44%	1.13%	1.02%		1.06%		1.22%
Ratio of net investment income to average net assets	1.55%	1.24%	1.12%		1.13%		1.26%
Portfolio turnover rate	118%	41%	31%		45%		90%
The Fund commenced operations on December 31, 1993. (1) Amount is less than $0.005
	Payden U.S. Government Fund
	2017	2016	2015		2014		2013
Net asset value — beginning of period	$10.61	$10.63	$10.68		$10.67		$10.98

Income (loss) from investment activities:
Net investment income	0.11 (1)	0.10 (1)	0.09	(1)	0.08	(1)	0.08
Net realized and unrealized gains (losses)	(0.13)	0.05	0.02		0.08		(0.15)

Total from investment activities	(0.02)	0.15	0.11		0.16		(0.07)

Distributions to shareholders:
From net investment income	(0.17)	(0.17)	(0.16)		(0.15)		(0.19)
From net realized gains	—	—	—		—		(0.05)
Return of capital	—	—	—		—		(0.00	)(2)

Total distributions to shareholders	(0.17)	(0.17)	(0.16)		(0.15)		(0.24)

Net asset value — end of period	$10.42	$10.61	$10.63		$10.68		$10.67

Total return	(0.16)%	1.46%	1.01%		1.52%		(0.67)%

Ratios/supplemental data:
Net assets, end of period (000s)	$135,454	$137,581	$133,420		$130,508		$130,624
Ratio of gross expense to average net assets	0.56%	0.58%	0.59%		0.59%		0.58%
Ratio of net expense to average net assets	0.45%	0.45%	0.45%		0.45%		0.45%
Ratio of investment income less gross expenses to average net assets	0.89%	0.81%	0.69%		0.60%		0.66%
Ratio of net investment income to average net assets	1.00%	0.94%	0.82%		0.74%		0.79%
Portfolio turnover rate	27%	35%	32%		27%		43%

The Fund commenced operations on January 3, 1995.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005

See notes to financial statements.

Annual Report   151

	Payden GNMA Fund
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$9.80	$9.79	$9.95	$10.00	$10.80

Income (loss) from investment activities:
Net investment income	0.14	0.15	0.14	0.15	0.05
Net realized and unrealized gains (losses)	(0.15)	0.17	0.06	0.22	(0.24)

Total from investment activities	(0.01)	0.32	0.20	0.37	(0.19)

Distributions to shareholders:
From net investment income	(0.30)	(0.31)	(0.36)	(0.42)	(0.37)
From net realized gain	—	—	—	—	(0.24)

Total distributions to shareholders	(0.30)	(0.31)	(0.36)	(0.42)	(0.61)

Net asset value — end of period	$9.49	$9.80	$9.79	$9.95	$10.00

Total return	(0.12)%	3.26%	2.06%	3.79%	(1.80)%

Ratios/supplemental data:
Net assets, end of period (000s)	$235,225	$272,657	$255,273	$281,473	$371,593
Ratio of gross expense to average net assets	0.69%	0.69%	0.67%	0.61%	0.68%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.27%	1.16%	1.36%	1.58%	1.38%
Ratio of net investment income to average net assets	1.46%	1.35%	1.53%	1.68%	1.56%
Portfolio turnover rate	17%	12%	15%	12%	19%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$10.83	$10.62	$10.80	$10.65	$11.04

Income (loss) from investment activities:
Net investment income	0.27 (1)	0.25 (1)	0.23 (1)	0.26 (1)	0.26	(1)
Net realized and unrealized gains (losses)	0.00 (2)	0.25	(0.07)	0.27	(0.31)

Total from investment activities	0.27	0.50	0.16	0.53	(0.05)

Distributions to shareholders:
From net investment income	(0.32)	(0.28)	(0.26)	(0.29)	(0.33)
From net realized gains	(0.08)	(0.01)	(0.08)	(0.09)	(0.01)
Return of capital.	—	—	—	—	—

Total distributions to shareholders	(0.40)	(0.29)	(0.34)	(0.38)	(0.34)

Net asset value — end of period	$10.70	$10.83	$10.62	$10.80	$10.65

Total return	2.60%	4.83%	1.49%	5.06%	(0.54)%

Ratios/supplemental data:
Net assets, end of period (000s)	$25,993	$25,801	$24,314	$5,457	$321
Ratio of gross expense to average net assets	0.78%	0.79%	0.79%	0.78%	0.78%
Ratio of net expense to average net assets	0.78%	0.79%	0.79%	0.78%	0.78%
Ratio of investment income less gross expenses to average net assets	2.55%	2.32%	2.05%	2.40%	2.41%
Ratio of net investment income to average net assets	2.55%	2.32%	2.05%	2.40%	2.41%
Portfolio turnover rate	87%	57%	31%	49%	511	%(3)

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005

(3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

See notes to financial statements.

152   Payden Mutual Funds

	Payden Core Bond Fund - Investor Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$10.85	$10.64	$10.82	$10.67	$11.06

Income (loss) from investment activities:
Net investment income	0.30 (1)	0.28 (1)	0.25 (1)	0.28 (1)	0.29	(1)
Net realized and unrealized gains (losses)	0.00 (2)	0.25	(0.07)	0.28	(0.32)

Total from investment activities	0.30	0.53	0.18	0.56	(0.03)

Distributions to shareholders:
From net investment income	(0.34)	(0.31)	(0.28)	(0.32)	(0.35)
From net realized gains	(0.08)	(0.01)	(0.08)	(0.09)	(0.01)

Total distributions to shareholders	(0.42)	(0.32)	(0.36)	(0.41)	(0.36)

Net asset value — end of period	$10.73	$10.85	$10.64	$10.82	$10.67

Total return	2.94%	5.07%	1.73%	5.34%	(0.28)%

Ratios/supplemental data:
Net assets, end of period (000s)	$719,847	$735,916	$660,835	$593,724	$587,658
Ratio of gross expense to average net assets	0.53%	0.54%	0.54%	0.53%	0.52%
Ratio of net expense to average net assets	0.53%	0.54%	0.54%	0.53%	0.52%
Ratio of investment income less gross expenses to average net assets	2.80%	2.57%	2.30%	2.65%	2.66%
Ratio of net investment income to average net assets	2.80%	2.57%	2.30%	2.65%	2.66%
Portfolio turnover rate	87%	57%	31%	49%	511	%(3)
The Fund commenced operations on December 31, 1993.
	Payden Corporate Bond Fund
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$11.37	$10.97	$11.37	$11.05	$11.60

Income (loss) from investment activities:
Net investment income	0.38	0.34	0.35	0.39	0.38
Net realized and unrealized gains (losses)	0.25	0.53	(0.11)	0.50	(0.36)

Total from investment activities	0.63	0.87	0.24	0.89	0.02

Distributions to shareholders:
From net investment income	(0.38)	(0.34)	(0.34)	(0.41)	(0.37)
From net realized gains	(0.24)	(0.13)	(0.30)	(0.16)	(0.20)

Total distributions to shareholders	(0.62)	(0.47)	(0.64)	(0.57)	(0.57)

Net asset value — end of period	$11.38	$11.37	$10.97	$11.37	$11.05

Total return	5.83%	8.18%	2.26%	8.31%	0.17%

Ratios/supplemental data:
Net assets, end of period (000s)	$207,305	$140,468	$71,542	$69,646	$66,279
Ratio of gross expense to average net assets	0.70%	0.74%	0.78%	0.79%	0.82%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.32%	3.04%	3.08%	3.42%	3.29%
Ratio of net investment income to average net assets	3.37%	3.13%	3.21%	3.56%	3.46%
Portfolio turnover rate	93%	145%	112%	104%	273	%(4)

The Fund commenced operations on March 12, 2009.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005

(3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(4)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.

See notes to financial statements.

Annual Report   153

	Payden Strategic Income Fund - Investor Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.12		$9.96	$10.00	$10.00

Income (loss) from investment activities:
Net investment income	0.28		0.22	0.22	(0.09)
Net realized and unrealized gains (losses)	0.02		0.16	(0.01)	(0.00	)(1)

Total from investment activities	0.30		0.38	0.21	(0.09)

Distributions to shareholders:
From net investment income	(0.30)		(0.22)	(0.22)	(0.09)
From net realized gains	(0.01)		—	(0.02)	—
Return of capital	(0.00	)(1)	—	(0.01)	—

Total distributions to shareholders	(0.31)		(0.22)	(0.25)	(0.09)

Net asset value — end of period	$10.11		$10.12	$9.96	$10.00

Total return	3.09%		3.90%	2.08%	0.94	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$135,024		$150,106	$108,789	$55,453
Ratio of gross expense to average net assets	0.86%		0.88%	0.90%	1.20	%(3)
Ratio of net expense to average net assets	0.77%		0.80%	0.80%	0.80	%(3)
Ratio of investment income less gross expenses to average net assets	2.60%		2.14%	2.06%	1.79	%(3)
Ratio of net investment income to average net assets	2.70%		2.22%	2.17%	2.19	%(3)
Portfolio turnover rate	78%		52%	30%	17	%(2)
The Fund commenced operations on May 8, 2014. (1) Amount is less than $0.005 (2) Not annualized (3) Annualized.

	Payden Strategic Income Fund - SI Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.12		$9.96	$9.99	$10.00

Income (loss) from investment activities:
Net investment income	0.27		0.25	0.23	0.09
Net realized and unrealized gains (losses)	0.04		0.15	0.00	(0.00	)(1)

Total from investment activities	0.31		0.40	0.23	0.09

Distributions to shareholders:
From net investment income	(0.31)		(0.24)	(0.23)	(0.10)
From net realized gains	(0.01)		—	(0.02)	—
Return of capital	(0.00	)(1)	—	(0.01)	—

Total distributions to shareholders	(0.32)		(0.24)	(0.26)	(0.10)

Net asset value — end of period	$10.11		$10.12	$9.96	$9.99

Total return	3.21%		4.03%	2.32%	0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$90,619		$30,764	$37,766	$32,682
Ratio of gross expense to average net assets	0.85%		0.89%	0.90%	1.17	%(3)
Ratio of net expense to average net assets	0.65%		0.65%	0.65%	0.65	%(3)
Ratio of investment income less gross expenses to average net assets	2.59%		2.15%	2.06%	1.87	%(3)
Ratio of net investment income to average net assets	2.79%		2.39%	2.31%	2.39	%(3)
Portfolio turnover rate	78%		52%	30%	17	%(2)

The Fund commenced operations on May 8, 2014.

(1)  Amount is less than $0.005

(2)  Not annualized

(3)  Annualized.

See notes to financial statements.

154   Payden Mutual Funds

	Payden Absolute Return Bond Fund - Investor Class
	2017	2016	2015
Net asset value — beginning of period	$9.99	$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.25	0.27	0.17	(1)
Net realized and unrealized gains (losses)	0.09	0.05	(0.07)

Total from investment activities	0.34	0.32	0.10

Distributions to shareholders:
From net investment income	(0.24)	(0.25)	(0.18)

Total distributions to shareholders	(0.24)	(0.25)	(0.18)

Net asset value — end of period	$10.09	$9.99	$9.92

Total return	3.42%	3.32%	0.97	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$86,883	$63,996	$42,121
Ratio of gross expense to average net assets	0.89%	0.97%	1.17	%(3)
Ratio of net expense to average net assets	0.70%	0.70%	0.70	%(3)
Ratio of investment income less gross expenses to average net assets	2.27%	2.45%	1.45	%(3)
Ratio of net investment income to average net assets	2.46%	2.73%	1.92	%(3)
Portfolio turnover rate	112%	47%	64	%(2)
The Fund commenced operations on November 6, 2014.
	Payden Absolute Return Bond Fund - SI Class
	2017	2016	2015
Net asset value — beginning of period	$10.00	$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.25	0.33	0.19	(1)
Net realized and unrealized gains (losses)	0.09	0.01	(0.07)

Total from investment activities	0.34	0.34	0.12

Distributions to shareholders:
From net investment income	(0.25)	(0.27)	(0.19)

Total distributions to shareholders	(0.25)	(0.27)	(0.19)

Net asset value — end of period	$10.09	$10.00	$9.93

Total return	3.47%	3.47%	1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$17,050	$13,055	$18,830
Ratio of gross expense to average net assets	0.90%	0.99%	1.17	%(3)
Ratio of net expense to average net assets	0.55%	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	2.27%	2.43%	1.32	%(3)
Ratio of net investment income to average net assets	2.61%	2.86%	1.94	%(3)
Portfolio turnover rate	112%	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

(1)  Based on average shares outstanding.

(2)  Not annualized

(3)  Annualized.

See notes to financial statements.

Annual Report   155

	Payden Floating Rate Fund - Investor Class
	2017	2016	2015	2014
Net asset value — beginning of period	$9.99	$9.89	$9.97	$10.00

Income from investment activities:
Net investment income	0.34	0.34	0.32	0.27
Net realized and unrealized gains (losses)	0.01	0.10	(0.06)	(0.03)

Total from investment activities	0.35	0.44	0.26	0.24

Distributions to shareholders:
From net investment income	(0.34)	(0.34)	(0.31)	(0.27)
From net realized gains	—	—	(0.03)	—

Total distributions to shareholders	(0.34)	(0.34)	(0.34)	(0.27)

Net asset value — end of period	$10.00	$9.99	$9.89	$9.97

Total return	3.51%	4.59%	2.64%	2.39	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$63,804	$64,649	$42,478	$46,586
Ratio of gross expense to average net assets	0.83%	0.85%	0.84%	0.90	%(2)
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	3.25%	3.38%	3.00%	3.03	%(2)
Ratio of net investment income to average net assets	3.34%	3.47%	3.09%	3.17	%(2)
Portfolio turnover rate	107%	41%	39%	18	%(1)
The Fund commenced operations on November 11, 2013. (1) Not annualized (2) Annualized.
	Payden Floating Rate Fund - SI Class
	2017	2016	2015	2014
Net asset value — beginning of period	$10.00	$9.90	$9.98	$10.00

Income from investment activities:
Net investment income	0.35	0.35	0.32	0.28
Net realized and unrealized gains (losses)	0.01	0.10	(0.05)	(0.02)

Total from investment activities	0.36	0.45	0.27	0.26

Distributions to shareholders:
From net investment income	(0.35)	(0.35)	(0.32)	(0.28)
From net realized gains	—	—	(0.03)	—

Total distributions to shareholders	(0.35)	(0.35)	(0.35)	(0.28)

Net asset value — end of period	$10.01	$10.00	$9.90	$9.98

Total return	3.73%	4.58%	2.74%	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$128,586	$122,809	$124,006	$119,799
Ratio of gross expense to average net assets	0.83%	0.85%	0.84%	0.89	%(2)
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.25%	3.38%	3.01%	2.93	%(2)
Ratio of net investment income to average net assets	3.43%	3.58%	3.20%	3.18	%(2)
Portfolio turnover rate	107%	41%	39%	18	%(1)

The Fund commenced operations on November 11, 2013.

(1)  Not annualized

(2)  Annualized.

See notes to financial statements.

156   Payden Mutual Funds

	Payden High Income Fund
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$6.46		$6.40	$7.08	$7.28		$7.29

Income (loss) from investment activities:
Net investment income	0.34		0.33	0.36	0.40		0.44
Net realized and unrealized gains (losses)	0.14		0.06	(0.42)	(0.00	)(1)	(0.03)

Total from investment activities	0.48		0.39	(0.06)	0.40		0.41

Distributions to shareholders:
From net investment income	(0.35)		(0.33)	(0.36)	(0.40)		(0.42)
From net realized gains	(0.00	)(1)	—	(0.26)	(0.20)		—

Total distributions to shareholders	(0.35)		(0.33)	(0.62)	(0.60)		(0.42)

Net asset value — end of period	$6.59		$6.46	$6.40	$7.08		$7.28

Total return	7.60%		6.33%	(0.79)%	5.75%		5.82%

Ratios/supplemental data:
Net assets, end of period (000s)	$533,635		$587,215	$603,937	$734,666		$892,360
Ratio of gross expense to average net assets	0.65%		0.66%	0.67%	0.66%		0.66%
Ratio of net expense to average net assets	0.65%		0.66%	0.67%	0.66%		0.66%
Ratio of investment income less gross expenses to average net assets	5.14%		5.16%	5.29%	5.54%		6.05%
Ratio of net investment income to average net assets	5.14%		5.16%	5.29%	5.54%		6.05%
Portfolio turnover rate	67%		44%	32%	42%		25%
The Fund commenced operations on December 30, 1997.

	Payden California Municipal Income Fund
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$10.41		$10.39	$10.50	$10.27		$10.63

Income (loss) from investment activities:
Net investment income	0.19		0.19	0.23	0.24		0.25
Net realized and unrealized gains (losses)	0.03		0.14	(0.03)	0.29		(0.24)

Total from investment activities	0.22		0.33	0.20	0.53		0.01

Distributions to shareholders:
From net investment income	(0.19)		(0.19)	(0.23)	(0.24)		(0.25)
From net realized gains	(0.16)		(0.12)	(0.08)	(0.06)		(0.12)

Total distributions to shareholders	(0.35)		(0.31)	(0.31)	(0.30)		(0.37)

Net asset value — end of period	$10.28		$10.41	$10.39	$10.50		$10.27

Total return	2.28%		3.22%	1.87%	5.27%		0.02%

Ratios/supplemental data:
Net assets, end of period (000s)	$57,645		$55,808	$45,938	$46,729		$43,305
Ratio of gross expense to average net assets	0.70%		0.71%	0.70%	0.70%		0.66%
Ratio of net expense to average net assets	0.54%		0.55%	0.55%	0.55%		0.55%
Ratio of investment income less gross expenses to average net assets	1.72%		1.62%	2.03%	2.18%		2.26%
Ratio of net investment income to average net assets	1.89%		1.78%	2.17%	2.33%		2.37%
Portfolio turnover rate	157%		57%	45%	48%		24%

The Fund commenced operations on December 17, 1998.

(1)   Amount is less than $0.005

See notes to financial statements.

Annual Report   157

	Payden Global Low Duration Fund
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$10.05	$10.01	$10.10	$10.08	$10.10

Income (loss) from investment activities:
Net investment income	0.17	0.11	0.12	0.12	0.14
Net realized and unrealized gains (losses)	0.00 (1)	0.05	(0.09)	0.02	(0.02)

Total from investment activities	0.17	0.16	0.03	0.14	0.12

Distributions to shareholders:
From net investment income	(0.08)	(0.09)	(0.02)	(0.12)	(0.13)
Return of capital	(0.08)	(0.03)	(0.10)	—	(0.01)

Total distributions to shareholders	(0.16)	(0.12)	(0.12)	(0.12)	(0.14)

Net asset value — end of period	$10.06	$10.05	$10.01	$10.10	$10.08

Total return	1.66%	1.61%	0.32%	1.43%	1.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$113,405	$135,217	$130,344	$139,965	$113,046
Ratio of gross expense to average net assets	0.66%	0.66%	0.69%	0.69%	0.71%
Ratio of net expense to average net assets	0.54%	0.55%	0.55%	0.55%	0.60%
Ratio of investment income less gross expenses to average net assets	1.49%	1.02%	1.05%	1.11%	1.29%
Ratio of net investment income to average net assets	1.61%	1.14%	1.18%	1.25%	1.41%
Portfolio turnover rate	108%	41%	35%	54%	84%
The Fund commenced operations on September 18, 1996.

	Payden Global Fixed Income Fund
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$9.04	$8.87	$8.84	$8.53	$8.70

Income (loss) from investment activities:
Net investment income	0.14	0.13	0.15	0.21	0.25
Net realized and unrealized gains (losses)	0.08	0.27	0.05	0.31	(0.19)

Total from investment activities	0.22	0.40	0.20	0.52	0.06

Distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.17)	(0.18)	(0.08)
From net realized gains	—	(0.10)	—	—	—
Return of capital	—	(0.02)	—	(0.03)	(0.15)

Total distributions to shareholders	(0.15)	(0.23)	(0.17)	(0.21)	(0.23)

Net asset value — end of period	$9.11	$9.04	$8.87	$8.84	$8.53

Total return	2.48%	4.68%	2.27%	6.20%	0.69%

Ratios/supplemental data:
Net assets, end of period (000s)	$124,647	$111,109	$80,293	$50,679	$39,921
Ratio of gross expense to average net assets	0.78%	0.80%	0.81%	0.90%	0.94%
Ratio of net expense to average net assets	0.65%	0.65%	0.66%	0.70%	0.71%
Ratio of investment income less gross expenses to average net assets	1.48%	1.39%	1.63%	2.30%	2.57%
Ratio of net investment income to average net assets	1.60%	1.55%	1.78%	2.50%	2.81%
Portfolio turnover rate	58%	76%	44%	55%	75%

The Fund commenced operations on September 1, 1992.

(1) Amount is less than $0.005

See notes to financial statements.

158   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Adviser Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$13.96	$13.10	$14.14	$13.90	$15.45

Income (loss) from investment activities:
Net investment income	0.75	0.66	0.63	0.70	0.76
Net realized and unrealized gains (losses)	0.26	0.92	(1.04)	0.29	(1.27)

Total from investment activities	1.01	1.58	(0.41)	0.99	(0.51)

Distributions to shareholders:
From net investment income	(0.72)	(0.72)	(0.63)	(0.60)	(0.79)
From net realized gains	—	—	—	(0.05)	(0.25)
Return of capital	(0.03)	—	—	(0.10)	—

Total distributions to shareholders	(0.75)	(0.72)	(0.63)	(0.75)	(1.04)

Net asset value — end of period	$14.22	$13.96	$13.10	$14.14	$13.90

Total return	7.50%	12.46%	(2.94)%	7.32%	(3.54)%

Ratios/supplemental data:
Net assets, end of period (000s)	$131,677	$76,182	$29,481	$21,754	$20,133
Ratio of gross expense to average net assets	1.00%	1.00%	1.01%	1.03%	1.01%
Ratio of net expense to average net assets	1.00%	1.00%	1.01%	1.03%	1.01%
Ratio of investment income less gross expenses to average net assets	5.36%	5.08%	4.73%	5.03%	5.14%
Ratio of net investment income to average net assets	5.36%	5.08%	4.73%	5.03%	5.14%
Portfolio turnover rate	48%	46%	54%	73%	95%
The Class commenced operations on November 2, 2009.
	Payden Emerging Markets Bond Fund - Investor Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$13.95	$13.08	$14.11	$13.88	$15.42

Income (loss) from investment activities:
Net investment income	0.77	0.73	0.67	0.75	0.79
Net realized and unrealized gains (losses)	0.27	0.89	(1.04)	0.26	(1.26)

Total from investment activities	1.04	1.62	(0.37)	1.01	(0.47)

Distributions to shareholders:
From net investment income	(0.75)	(0.75)	(0.66)	(0.63)	(0.82)
From net realized gains	—	—	—	(0.05)	(0.25)
Return of capital	(0.03)	—	—	(0.10)	—

Total distributions to shareholders	(0.78)	(0.75)	(0.66)	(0.78)	(1.07)

Net asset value — end of period	$14.21	$13.95	$13.08	$14.11	$13.88

Total return	7.76%	12.75%	(2.65)%	7.53%	(3.25)%

Ratios/supplemental data:
Net assets, end of period (000s)	$538,525	$478,082	$416,408	$379,923	$463,873
Ratio of gross expense to average net assets	0.75%	0.75%	0.76%	0.78%	0.76%
Ratio of net expense to average net assets	0.75%	0.75%	0.76%	0.78%	0.76%
Ratio of investment income less gross expenses to average net assets	5.60%	5.45%	4.98%	5.29%	5.39%
Ratio of net investment income to average net assets	5.60%	5.45%	4.98%	5.29%	5.39%
Portfolio turnover rate	48%	46%	54%	73%	95%

The Fund commenced operations on December 17, 1998.

See notes to financial statements.

Annual Report   159

	Payden Emerging Markets Bond Fund - SI Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$13.93	$13.07	$14.10	$13.87	$15.42

Income from investment activities:
Net investment income	0.78	0.74	0.68	0.74	0.81
Net realized and unrealized gains (losses)	0.27	0.88	(1.04)	0.28	(1.27)

Total from investment activities	1.05	1.62	(0.36)	1.02	(0.46)

Distributions to shareholders:
From net investment income	(0.75)	(0.76)	(0.67)	(0.64)	(0.84)
From net realized gains	—	—	—	(0.05)	(0.25)
Return of capital	(0.04)	—	—	(0.10)	—

Total distributions to shareholders	(0.79)	(0.76)	(0.67)	(0.79)	(1.09)

Net asset value — end of period	$14.19	$13.93	$13.07	$14.10	$13.87

Total return	7.83%	12.76%	(2.58)%	7.64%	(3.23)%

Ratios/supplemental data:
Net assets, end of period (000s)	$693,577	$604,978	$518,220	$450,550	$399,432
Ratio of gross expense to average net assets	0.75%	0.75%	0.76%	0.77%	0.76%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.59%	5.46%	4.98%	5.28%	5.40%
Ratio of net investment income to average net assets	5.65%	5.52%	5.05%	5.35%	5.47%
Portfolio turnover rate	48%	46%	54%	73%	95%
The Class commenced operations on April 9, 2012.
	Payden Emerging Markets Local Bond Fund
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$6.95	$6.66	$8.48	$9.33	$10.24

Income from investment activities:
Net investment income	0.43	0.37	0.40	0.51	0.52
Net realized and unrealized gains (losses)	(0.05)	0.28	(1.83)	(0.86)	(0.92)

Total from investment activities	0.38	0.65	(1.43)	(0.35)	(0.40)

Distributions to shareholders:
From net investment income	(0.40)	—	—	—	(0.32)
Return of capital	(0.03)	(0.36)	(0.39)	(0.50)	(0.19)

Total distributions to shareholders	(0.43)	(0.36)	(0.39)	(0.50)	(0.51)

Proceeds from redemption fees
Net asset value — end of period	$6.90	$6.95	$6.66	$8.48	$9.33

Total return	5.63%	10.11%	(17.16)%	(3.84)%	(4.12)%

Ratios/supplemental data:
Net assets, end of period (000s)	$180,942	$156,240	$125,970	$174,827	$248,377
Ratio of gross expense to average net assets	1.08%	0.96%	0.98%	0.96%	0.91%
Ratio of net expense to average net assets	0.98%	0.98%	0.97%	0.96%	0.91%
Ratio of investment income less gross expenses to average net assets	6.14%	5.46%	5.26%	5.59%	5.27%
Ratio of net investment income to average net assets	6.25%	5.44%	5.28%	5.59%	5.27%
Portfolio turnover rate	61%	68%	106%	99%	114%

The Fund commenced operations on November 2, 2011.

(1) Not annualized

(2) Annualized.

See notes to financial statements.

160   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund - Investor Class
	2017	2016	2015	2014
Net asset value — beginning of period	$10.09	$9.62	$10.39	$10.00

Income from investment activities:
Net investment income	0.46 (1)	0.41 (1)	0.43	0.64
Net realized and unrealized gains (losses)	0.24	0.47	(0.59)	0.18

Total from investment activities	0.70	0.88	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.46)	(0.41)	(0.43)	(0.43)
From net realized gains	—	—	(0.18)	—

Total distributions to shareholders	(0.46)	(0.41)	(0.61)	(0.43)

Net asset value — end of period	$10.33	$10.09	$9.62	$10.39

Total return	7.12%	9.35%	(1.55)%	8.31	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,051	$3,655	$1,401	$1,522
Ratio of gross expense to average net assets	1.33%	1.33%	1.33%	1.42	%(3)
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	4.14%	3.77%	4.00%	3.90	%(3)
Ratio of net investment income to average net assets	4.52%	4.15%	4.39%	4.37	%(3)
Portfolio turnover rate	63%	74%	93%	100	%(2)
The Fund commenced operations on November 11, 2013.
	Payden Emerging Markets Corporate Bond Fund - SI Class
	2017	2016	2015	2014
Net asset value — beginning of period	$10.10	$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.47 (1)	0.42 (1)	0.45	0.44
Net realized and unrealized gains (losses)	0.24	0.47	(0.60)	0.40

Total from investment activities	0.71	0.89	(0.15)	0.84

Distributions to shareholders:
From net investment income	(0.47)	(0.42)	(0.44)	(0.44)
From net realized gains	—	—	(0.18)	—

Total distributions to shareholders	(0.47)	(0.42)	(0.62)	(0.44)

Net asset value — end of period	$10.34	$10.10	$9.63	$10.40

Total return	7.22%	9.44%	(1.47)%	8.52	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$36,576	$35,450	$34,600	$41,662
Ratio of gross expense to average net assets	1.33%	1.35%	1.33%	1.39	%(3)
Ratio of net expense to average net assets	0.85%	0.85%	0.85%	0.85	%(3)
Ratio of investment income less gross expenses to average net assets	4.13%	3.80%	4.01%	3.89	%(3)
Ratio of net investment income to average net assets	4.61%	4.29%	4.49%	4.43	%(3)
Portfolio turnover rate	63%	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

(1)  Based on average shares outstanding.

(2)  Not annualized

(3)  Annualized.

See notes to financial statements.

Annual Report   161

	Payden Equity Income Fund - Adviser Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$14.69	$13.98	$14.40	$12.64	$11.12

Income from investment activities:
Net investment income	0.32	0.36	0.32	0.36	0.45
Net realized and unrealized gains	2.08	0.76	0.05	1.72	1.54

Total from investment activities	2.40	1.12	0.37	2.08	1.99

Distributions to shareholders:
From net investment income	(0.33)	(0.41)	(0.36)	(0.21)	(0.47)
From net realized gains	(0.08)	—	(0.43)	(0.11)	—

Total distributions to shareholders	(0.41)	(0.41)	(0.79)	(0.32)	(0.47)

Net asset value — end of period	$16.68	$14.69	$13.98	$14.40	$12.64

Total return	16.59%	8.06%	2.66%	16.66%	18.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,529	$8,313	$4,567	$4,742	$4,274
Ratio of gross expense to average net assets	1.05%	1.02%	1.05%	1.08%	1.13%
Ratio of net expense to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	2.18%	2.70%	2.29%	2.52%	3.68%
Ratio of net investment income to average net assets	2.15%	2.67%	2.27%	2.55%	3.76%
Portfolio turnover rate	60%	25%	48%	51%	86%
The Class commenced operations on December 1, 2011.
	Payden Equity Income Fund - Investor Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$14.69	$13.97	$14.39	$12.64	$11.12

Income from investment activities:
Net investment income	0.39	0.38	0.35	0.38	0.48
Net realized and unrealized gains	2.06	0.78	0.05	1.72	1.54

Total from investment activities	2.45	1.16	0.40	2.10	2.02

Distributions to shareholders:
From net investment income	(0.37)	(0.44)	(0.39)	(0.24)	(0.50)
From net realized gains	(0.08)	—	(0.43)	(0.11)	—

Total distributions to shareholders	(0.45)	(0.44)	(0.82)	(0.35)	(0.50)

Net asset value — end of period	$16.69	$14.69	$13.97	$14.39	$12.64

Total return	16.91%	8.37%	2.90%	16.88%	18.51%

Ratios/supplemental data:
Net assets, end of period (000s)	$564,547	$479,460	$281,163	$275,222	$211,644
Ratio of gross expense to average net assets	0.80%	0.77%	0.80%	0.83%	0.87%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.48%	2.91%	2.54%	2.74%	3.91%
Ratio of net investment income to average net assets	2.45%	2.88%	2.53%	2.77%	3.99%
Portfolio turnover rate	60%	25%	48%	51%	86%

The Fund commenced operations on November 1, 1996.

See notes to financial statements.

162   Payden Mutual Funds

	Payden Equity Income Fund - SI Class
	2017	2016	2015	2014
Net asset value — beginning of period	$14.69	$13.97	$14.39	$13.92

Income from investment activities:
Net investment income	0.42	0.42	0.38	0.09
Net realized and unrealized gains	2.06	0.75	0.04	0.46

Total from investment activities	2.48	1.17	0.42	0.55

Distributions to shareholders:
From net investment income	(0.39)	(0.45)	(0.41)	(0.08)
From net realized gains	(0.08)	—	(0.43)	—

Total distributions to shareholders	(0.47)	(0.45)	(0.84)	(0.08)

Net asset value — end of period	$16.70	$14.69	$13.97	$14.39

Total return	17.13%	8.50%	3.04%	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$385,988	$314,900	$277,634	$186,735
Ratio of gross expense to average net assets	0.80%	0.77%	0.79%	0.83	%(2)
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.48%	3.01%	2.51%	2.48	%(2)
Ratio of net investment income to average net assets	2.59%	3.13%	2.66%	2.64	%(2)
Portfolio turnover rate	60%	25%	48%	51	%(1)

The Class commenced operations on August 1, 2014.

(1)  Not annualized

(2)  Annualized.

See notes to financial statements.

Annual Report   163

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2017, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Payden & Rygel Investment Group as of October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 22, 2017

164 Payden Mutual Funds

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2017. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2017	Value October 31, 2017	6-Month Return	Expenses Ratio	Expense Paid
Cash Reserves Money Market	$1,000.00	$1,003.70	0.37%	0.25%	$1.26
Limited Maturity	1,000.00	1,008.80	0.88%	0.25%	1.27
Low Duration	1,000.00	1,008.20	0.82%	0.43%	2.18
U.S. Government Investor Class	1,000.00	1,002.70	0.27%	0.45%	2.27
GNMA Investor Class	1,000.00	1,008.40	0.84%	0.50%	2.53
Core Bond Adviser Class	1,000.00	1,022.90	2.29%	0.78%	3.98
Core Bond Investor Class	1,000.00	1,025.10	2.51%	0.53%	2.71
Corporate Bond	1,000.00	1,042.30	4.23%	0.65%	3.35
Strategic Income Investor Class	1,000.00	1,019.72	1.87%	0.75%	3.82
Strategic Income SI Class	1,000.00	1,020.24	1.82%	0.65%	3.31
Absolute Return Bond Investor Class	1,000.00	1,019.60	1.96%	0.70%	3.56
Absolute Return Bond SI Class	1,000.00	1,019.40	1.94%	0.55%	2.80
Floating Rate Investor Class	1,000.00	1,014.40	1.44%	0.75%	3.81
Floating Rate SI Class	1,000.00	1,014.90	1.49%	0.65%	3.30
High Income Investor Class	1,000.00	1,034.80	3.48%	0.64%	3.30
California Municipal Income	1,000.00	1,029.90	2.99%	0.53%	2.71
Global Low Duration	1,000.00	1,010.10	1.01%	0.53%	2.69
Global Fixed Income	1,000.00	1,020.60	2.06%	0.65%	3.31
Emerging Markets Bond Adviser Class	1,000.00	1,045.60	4.56%	0.99%	5.11
Emerging Markets Bond Investor Class	1,000.00	1,047.00	4.70%	0.74%	3.84
Emerging Markets Bond SI Class	1,000.00	1,047.30	4.73%	0.69%	3.56
Emerging Markets Local Bond Investor Class	1,000.00	1,023.50	2.35%	1.00%	5.11
Emerging Markets Corporate Bond Investor Class	1,000.00	1,041.80	4.18%	0.95%	4.89
Emerging Markets Corporate Bond SI Class	1,000.00	1,041.20	4.12%	0.86%	4.42
Equity Income Adviser Class	1,000.00	1,072.10	7.21%	1.05%	5.48
Equity Income Investor Class	1,000.00	1,070.80	7.08%	0.80%	4.18
Equity Income SI Class	1,000.00	1,073.50	7.35%	0.65%	3.40

Annual Report   165

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2017 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2017	Value October 31, 2017	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.95	2.39%	0.25%	$1.28
Limited Maturity	1,000.00	1,023.95	2.39%	0.25%	1.28
Low Duration	1,000.00	1,023.04	2.30%	0.43%	2.19
U.S. Government Investor Class	1,000.00	1,022.94	2.29%	0.45%	2.29
GNMA Investor Class	1,000.00	1,022.32	2.23%	0.50%	2.51
Core Bond Adviser Class	1,000.00	1,021.27	2.13%	0.78%	3.97
Core Bond Investor Class	1,000.00	1,022.53	2.25%	0.53%	2.70
Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
Strategic Income Investor Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Strategic Income SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Absolute Return Bond Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Absolute Return Bond SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Floating Rate Bond Investor Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Floating Rate Bond SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
High Income Investor Class	1,000.00	1,021.96	2.20%	0.64%	3.28
California Municipal Income	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Low Duration	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Fixed Income	1,000.00	1,021.93	2.19%	0.65%	3.31
Emerging Markets Bond Adviser Class	1,000.00	1,020.20	2.02%	0.99%	5.05
Emerging Markets Bond Investor Class	1,000.00	1,021.46	2.15%	0.74%	3.79
Emerging Markets Bond SI Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Local Bond Investor Class	1,000.00	1,020.16	2.02%	1.00%	5.10
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.42	2.04%	0.95%	4.84
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.88	2.09%	0.86%	4.37
Equity Income Adviser Class	1,000.00	1,019.91	1.99%	1.05%	5.35
Equity Income Investor Class	1,000.00	1,021.17	2.12%	0.80%	4.08
Equity Income SI Class	1,000.00	1,022.95	2.19%	0.65%	3.32

166 Payden Mutual Funds

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to approve initially, and subsequently annually renew, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 20, 2017, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the eighteen Paydenfunds1 for an additional year through June 30, 2018. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all six of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Committee and the Board in their deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

[1] The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

In advance of the Board meeting held on June 20, 2017, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the particular Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 20, 2017, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and advising separately managed institutional accounts. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2017.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 5th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for each of the one-, three- and five-year periods and the 5th quintile for the ten-year period.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for the 1-year period, the 2nd quintile for each of the 3- and 5-year periods and the 3rd quintile for the 10-year period.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-year period, the 1st quintile for the 3-year period and the 2nd quintile for each of the 5- and 10-year periods.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.57%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group of comparable funds for each of the one-, three- and 5-year periods and the 2nd quintile for the for the ten-year period.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 4th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.75%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 5th quintile of the group of comparable funds for the one-year period. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 4th quintile of the group of comparable funds for the one-year period. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the group or comparable funds for each of the one-, three- and five-year periods. The Fund began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds.

• Performance: The Fund was in the 5th quintile of the group of comparable funds for the one-year period, the 3rd quintile for the three-year period and the 4th quintile for each of the five- and ten-year periods.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 5th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.77%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 5th quintile of the group of comparable funds for the one-year period and the 2nd quintile for the three-year period. The Fund began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for each of the one- and five-year periods and the 3rd quintile for each of the three- and 10-year periods.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the each of the one- and three-year periods, the 3rd quintile for the five-year period and the 5th quintile for the ten-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%. In addition, the Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for each of the one- and ten-year periods and the 1st quintile for each of the three- and five-year periods.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the 1st quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-year period, the first quintile for each of the three- and five-year periods and the 3rd quintile for the ten-year period.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the 2nd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds.

• Performance: The Fund was in the 2nd quintile of the group of comparable funds for the one-year period, and the 3rd quintile for the three-year period and the 4th quintile for the five-year period. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the 5th quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2018. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the group of comparable funds for the one-year period and the 2nd quintile for the three-year period. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 3rd quintile of the group of comparable funds for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%.

• Performance: The Fund was in the 5th quintile of the group of comparable funds for the one-year period, the 1st quintile for the three-year period, and the 3rd quintile for each of the five- and ten-year periods.

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	70	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	73	Independent Trustee	1993	19	Chairman, Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	76	Independent Trustee	2008	19	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation
Andrew J. Policano	68	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins
Dennis C. Poulsen	75	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	78	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	86	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	56	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
Mary Beth Syal	55	Interested Trustee	2000	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

174 Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.    The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.    To view the Fund’s proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC’s web site at http://www.sec. gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS    Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund — Investor Class (PYUSX) Payden GNMA Fund — Investor Class (PYGNX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income — Investor Class (PYSGX) Payden Strategic Income — SI Class (PYSIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden Floating Rate Fund — SI Class (PYFIX) Payden High Income Fund — Investor Class (PYHRX)    » TAX EXEMPT BOND FUND    Payden California Municipal Income Fund (PYCRX)    » GLOBAL BOND FUNDS    Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX)    Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)    » EQUITY FUND    Payden Equity Income Fund — Adviser Class (PYVAX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — SI Class (PYVSX)    PAYDEN MUTUAL FUNDS    333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336    payden.com payden@umb.com

ANNUAL REPORT PAYDEN/KRAVITZ Cash Balance Plan Fund OCTOBER 31, 2017

•	President’s Letter

1	Management Discussion & Analysis

3	Portfolio Highlights & Investments

10	Statement of Assets & Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Notes to Financial Statements

23	Financial Highlights

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory Agreement

29	Trustees & Officers

Annual Report

President’s Letters Dear Shareholders,                Here we are once again at the end of an interesting year. Elections came and went, proposed reforms worked their way through legislatures, and markets maintained a positive tone.    In January, we felt this year would see the clouds lifting from the global economy. Driven by a strong US consumer, ongoing recovery in the Euro Area, and resilience in China and the UK, we expected global growth to accelerate from 3.1% in 2016 to nearly 3.5% in 2017. When the final results are tallied, we may well see growth rates above that.    As we look ahead to next year, we continue to expect much of the same. Faster growth in output combined with higher inflation carries important implications for investors. This backdrop argues for the continued outperformance of credit-sectors (high yield and emerging markets), as well as slight increases in benchmark government bond interest rates. We also expect more action from central banks as they adjust their monetary policy to the new, stronger global economy.    While we are optimistic for next year, we also maintain a firm commitment to practical investment management. With so many investors so positive in their outlooks, we carefully watch for irrational behavior in the markets. We also monitor liquidity daily and, as always, ensure our clients’ portfolios are diversified.    Finally, we would like to extend our best wishes for the holiday season and hope that it brings health and happiness into 2018.                Sincerely,    Joan A. Payden President & CEO

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For the fiscal year ended October 31, 2017, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 2.76%, the Adviser Class (PKCBX) returned 2.56%, the Retirement Class (PKCRX) returned 2.33%, and the Institutional Class (PKCIX) returned 3.09%. This return compares to the Fund’s benchmark, the 30-year U.S. Treasury Bond Yield, return of 3.09%. The year has been characterized by resilient global economic data and increasing geopolitical risks. As various uncertainties persisted around the globe, including tensions surrounding North Korea, imminent central bank actions and the potential economic impact of the Trump Presidency, risk assets continued to perform well. The allocation to the securitized sector, specifically mortgages, was the primary driver of returns in the Fund due to strength in the US housing market. In addition, the Fund benefited from exposure to corporate credit (investment-grade, high-yield, and loans) as credit spreads tightened. Emerging market debt also contributed positively as strong global economic data and a slightly weaker US Dollar provided a favorable backdrop for the asset class. Tail hedge options had a modest negative impact to performance as volatility declined to historic lows in the last 12-months. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes.

1   Payden Mutual Funds

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The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Mortgage Backed	29%
Corporate	26%
Asset Backed	26%
Foreign Government	11%
U.S. Treasury	5%
Other	3%

This information is not part of the audited financial statements

Schedule of Investments - October 31, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (27%)
1,555,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo.
	LIBOR US + 1.050%) 2.41%, 7/15/27 (a)(b)	$1,565
1,750,000	Babson CLO Ltd./Cayman Islands 144A, (3 mo.
	LIBOR US + 3.500%) 4.86%, 4/20/25 (a)(b)	1,778
1,050,000	Blackrock European CLO III DAC 144A, (3 mo.
	EURIBOR + 0.850%) 0.85%, 4/15/30
	EUR (a)(b)(c)	1,234
1,000,000	Blackrock European CLO IV DAC 144A, (3 mo.
	EURIBOR + 0.850%) 0.00%, 7/15/30
	EUR (a)(b)(c)	1,165
350,000	Blackrock European CLO IV DAC 144A, (3 mo.
	EURIBOR + 2.650%) 0.00%, 7/15/30
	EUR (a)(b)(c)	408
250,000	Blackrock European CLO IV DAC 144A, (3 mo.
	EURIBOR + 1.300%) 0.00%, 7/15/30
	EUR (a)(b)(c)	291
850,000	BlueMountain CLO 2014-2 Ltd. 144A, (3 mo.
	LIBOR US + 0.930%) 2.29%, 7/20/26 (a)(b)	855
1,100,000	BlueMountain CLO 2014-3 Ltd. 144A, (3 mo.
	LIBOR US + 3.200%) 4.56%, 10/15/26 (a)(b)	1,105
1,050,000	BlueMountain CLO 2014-4 Ltd. 144A, (3 mo.
	LIBOR US + 1.350%) 2.67%, 11/30/26 (a)(b)	1,059
850,000	Carlyle Global Market Strategies CLO 2015-2
	Ltd. 144A, (3 mo. LIBOR US + 1.470%)
	2.84%, 4/27/27 (a)(b)	856
1,000,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 0.730%) 0.73%, 9/21/29 EUR (a)(b)(c)	1,173
500,000	Carlyle Global Market Strategies Euro CLO
	2015-2 DAC 144A, (3 mo. EURIBOR
	+ 2.700%) 2.70%, 9/21/29 EUR (a)(b)(c)	582
1,560,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR
	US + 1.230%) 2.55%, 6/09/30 (a)(b)	1,575

Principal or Shares	Security Description	Value (000)

678,222	Cent CLO LP 144A, (3 mo. LIBOR US
	+ 1.120%) 2.48%, 7/23/25 (a)(b)	$680
1,750,000	Cent CLO LP 144A, (3 mo. LIBOR US
	+ 3.450%) 4.81%, 7/23/25 (a)(b)	1,750
960,000	CIFC Funding 2013-III Ltd. 144A, (3 mo.
	LIBOR US + 3.250%) 4.61%, 10/24/25 (a)(b)	976
920,000	CIFC Funding 2014-III Ltd. 144A, (3 mo.
	LIBOR US + 0.950%) 2.31%, 7/22/26 (a)(b)	925
920,000	CIFC Funding 2014-V Ltd. 144A, (3 mo. LIBOR
	US + 1.400%) 2.75%, 1/17/27 (a)(b)	920
562,978	Colony American Homes 2014-1 144A, (1 mo.
	LIBOR US + 1.150%) 2.39%, 5/17/31 (a)(b)	565
444,313	Colony American Homes 2014-2 144A, (1 mo.
	LIBOR US + 0.950%) 2.19%, 7/17/31 (a)(b)	446
1,622,171	Colony Starwood Homes 2016-2 Trust 144A, (1
	mo. LIBOR US + 1.250%)
	2.49%, 12/17/33 (a)(b)	1,637
2,364,415	Countrywide Asset-Backed Certificates,
	4.84%, 10/25/46 (d)	2,234
2,244,375	Domino’s Pizza Master Issuer LLC 144A, (3 mo.
	LIBOR US + 1.250%) 2.62%, 7/25/47 (a)(b)	2,253
2,244,375	Domino’s Pizza Master Issuer LLC 144A,
	3.08%, 7/25/47 (b)	2,235
1,970,000	Drive Auto Receivables Trust 2016-B 144A,
	4.53%, 8/15/23 (b)	2,040
1,430,000	Dryden 31 Senior Loan Fund 144A, (3 mo.
	LIBOR US + 1.080%) 2.43%, 4/18/26 (a)(b)	1,435
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo.
	EURIBOR + 0.870%) 0.87%, 10/15/31
	EUR (a)(b)(c)	1,514
1,730,000	First Investors Auto Owner Trust 2016-1 144A,
	4.70%, 4/18/22 (b)	1,783
230,517	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, (1 mo. LIBOR US
	+ 0.250%) 1.49%, 12/25/35 (a)	226

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,842,824	Invitation Homes 2014-SFR2 Trust 144A, (1
	mo. LIBOR US + 1.100%) 2.34%, 9/17/31 (a)(b)	$1,851
825,572	Invitation Homes 2015-SFR2 Trust 144A, (1
	mo. LIBOR US + 1.350%) 2.59%, 6/17/32 (a)(b)	828
1,500,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR US
	+ 0.950%) 2.31%, 4/21/25 (a)(b)	1,508
350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR US
	+ 1.450%) 2.81%, 4/21/25 (a)(b)	352
202,975	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	218
560,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR US + 1.110%) 2.47%, 1/19/25 (a)(b)	561
1,460,000	Madison Park Funding XIV Ltd. 144A, (3 mo.
	LIBOR US + 1.120%) 2.48%, 7/20/26 (a)(b)	1,468
1,100,000	Magnetite IX Ltd. 144A, (3 mo. LIBOR US
	+ 1.500%) 2.87%, 7/25/26 (a)(b)	1,100
1,210,000	Octagon Investment Partners 24 Ltd. 144A, (3
	mo. LIBOR US + 0.900%) 2.25%, 5/21/27 (a)(b)	1,216
530,000	Octagon Investment Partners 24 Ltd. 144A, (3
	mo. LIBOR US + 1.350%) 2.70%, 5/21/27 (a)(b)	530
350,000	Octagon Investment Partners XVII Ltd. 144A, (3
	mo. LIBOR US + 1.000%)
	2.37%, 10/25/25 (a)(b)	352
1,450,000	Prestige Auto Receivables Trust 2016-1 144A,
	5.15%, 11/15/21 (b)	1,499
36,089	Residential Asset Securities Corp. Trust,
	4.71%, 11/25/33 (d)	36
1,000,000	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo.
	LIBOR US + 0.920%) 2.28%, 10/20/27 (a)(b)	1,000
1,200,000	Springleaf Funding Trust 2017-A 144A,
	2.68%, 7/15/30 (b)	1,198
1,841,400	Taco Bell Funding LLC 144A,
	3.83%, 5/25/46 (b)	1,880
1,970,000	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 1.160%) 2.52%, 10/20/26 (a)(b)	1,973
400,000	THL Credit Wind River 2015-2 CLO Ltd. 144A,
	(3 mo. LIBOR US + 0.870%)
	2.23%, 10/15/27 (a)(b)	400
300,000	THL Credit Wind River 2015-2 CLO Ltd. 144A,
	(3 mo. LIBOR US + 2.600%)
	3.96%, 10/15/27 (a)(b)	300
875,000	Tyron Park CLO Ltd. 144A, (3 mo. LIBOR US
	+ 3.500%) 4.86%, 7/15/25 (a)(b)	889
900,000	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR
	US + 1.080%) 2.44%, 7/15/26 (a)(b)	905
2,000,000	Vibrant CLO VII Ltd. 144A, (3 mo. LIBOR US
	+ 1.270%) 2.65%, 9/15/30 (a)(b)	2,009
229,640	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	231
275,689	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	276
262,325	VOLT XXXVIII LLC 144A, 3.88%, 9/25/45 (b)	264
1,950,000	Westlake Automobile Receivables Trust 2016-1
	144A, 4.55%, 9/15/21 (b)	1,984
450,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	457
Total Asset Backed (Cost - $60,008)		60,550

Principal or Shares	Security Description	Value (000)

Bank Loans(e) (3%)
420,000	Air Canada Term Loan B 1L, (LIBOR USD
	1-Month + 2.250%) 3.00%, 10/06/23	$422
314,782	Allison Transmission Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 2.000%)
	3.25%, 9/23/22	317
724,889	Berry Plastics Corp. Term Loan L 1L, (LIBOR
	USD 1-Month + 2.250%) 3.49%, 1/06/21	729
839,850	Burlington Coat Factory Warehouse Corp. Term
	Loan B4 1L, (LIBOR USD 1-Month + 2.750%)
	3.99%, 8/13/21	843
1,319,900	Charter Communications Operating LLC Term
	Loan H 1L, (LIBOR USD 1-Month + 2.000%)
	3.25%, 1/15/22	1,327
1,150,000	Digicel International Finance Term Loan B 1L,
	(LIBOR USD 3-Month + 3.750%)
	5.07%, 5/10/24	1,161
977,530	Golden Nugget Inc. Term Loan 1L, (LIBOR USD
	1-Month + 3.250%) 4.52%, 10/04/23	989
666,248	Michaels Stores Inc. Term Loan B1 1L, (LIBOR
	USD 1-Month + 2.750%) 3.99%, 1/28/23	668
634,004	Sabre Global Inc. Term Loan B 1L, (LIBOR USD
	1-Month + 2.250%) 3.49%, 2/22/24	638
Total Bank Loans (Cost - $7,046)		7,094
Corporate Bond (27%)
250,000	1011778 BC ULC / New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	256
390,000	AbbVie Inc., 2.30%, 5/14/21	390
690,000	Aircastle Ltd., 4.63%, 12/15/18	709
750,000	Alimentation Couche-Tard Inc. 144A,
	2.70%, 7/26/22 (b)	750
320,000	Allergan Funding SCS, 3.00%, 3/12/20	325
780,000	Ally Financial Inc., 4.25%, 4/15/21	813
750,000	Ares Capital Corp., 3.50%, 2/10/23	744
610,000	Arizona Public Service Co., 2.20%, 1/15/20	612
1,250,000	AT&T Inc., 2.85%, 2/14/23	1,243
760,000	AT&T Inc., 3.20%, 3/01/22	774
730,000	Athene Global Funding 144A,
	4.00%, 1/25/22 (b)	758
600,000	AutoZone Inc., 2.50%, 4/15/21	600
590,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 1.160%) 3.12%, 1/20/23 (a)	600
1,200,000	BAT Capital Corp. 144A, (3 mo. LIBOR US
	+ 0.880%) 2.20%, 8/15/22 (a)(b)	1,212
550,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	556
950,000	BNZ International Funding Ltd./London 144A,
	2.40%, 2/21/20 (b)	954
600,000	BPCE SA, (3 mo. LIBOR US + 0.880%)
	2.20%, 5/31/22 (a)	607
700,000	BPCE SA 144A, (3 mo. LIBOR US + 1.220%)
	2.53%, 5/22/22 (a)(b)	710
1,130,000	Cardinal Health Inc., 2.62%, 6/15/22	1,122
1,150,000	Celgene Corp., 2.75%, 2/15/23	1,149
550,000	Celgene Corp., 3.45%, 11/15/27	549
450,000	Celgene Corp., 4.35%, 11/15/47	449
500,000	Cenovus Energy Inc., 5.70%, 10/15/19	529

Annual Report   4

Principal or Shares	Security Description	Value (000)

250,000	Cheniere Energy Partners LP 144A,
	5.25%, 10/01/25 (b)	$258
850,000	Citigroup Inc., (3 mo. LIBOR US + 1.100%)
	2.41%, 5/17/24 (a)	859
390,000	Citigroup Inc., 2.75%, 4/25/22	392
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,214
600,000	Citizens Bank NA/Providence RI,
	2.20%, 5/26/20	599
840,000	CNOOC Finance 2012 Ltd. 144A,
	3.88%, 5/02/22 (b)	878
900,000	Constellation Brands Inc., 2.25%, 11/06/20	898
1,000,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	1,015
750,000	CSC Holdings LLC, 8.63%, 2/15/19	805
1,100,000	Daimler Finance North America LLC 144A,
	2.30%, 1/06/20 (b)	1,105
1,010,000	Dell International LLC / EMC Corp. 144A,
	4.42%, 6/15/21 (b)	1,063
480,000	DISH DBS Corp., 4.25%, 4/01/18	485
1,090,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	1,092
1,270,000	Dominion Energy Inc., 2.50%, 12/01/19	1,279
1,200,000	eBay Inc., (3 mo. LIBOR US + 0.870%)
	2.25%, 1/30/23 (a)	1,209
230,000	Electronic Arts Inc., 3.70%, 3/01/21	239
740,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	772
600,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	602
840,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	US + 1.310%) 2.64%, 6/30/22 (a)	853
1,200,000	Goldman Sachs Group Inc., (3 mo. LIBOR US
	+ 1.050%) 2.37%, 6/05/23 (a)	1,211
1,145,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	1,154
1,100,000	Guardian Life Global Funding 144A,
	2.00%, 4/26/21 (b)	1,083
920,000	Hewlett Packard Enterprise Co.,
	3.60%, 10/15/20	952
530,000	Hyundai Capital America 144A,
	2.40%, 10/30/18 (b)	530
250,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	250
860,000	International Lease Finance Corp.,
	3.88%, 4/15/18	868
360,000	International Lease Finance Corp.,
	5.88%, 4/01/19	379
1,620,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.935%) 2.78%, 4/25/23 (a)	1,627
660,000	KeyCorp, 2.90%, 9/15/20	673
600,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 0.810%) 2.91%, 11/07/23 (a)	600
850,000	Lloyds Banking Group PLC, (3 mo. LIBOR USD
	+ 1.205%) 3.57%, 11/07/28 (a)	850
1,150,000	Manufacturers & Traders Trust Co.,
	2.50%, 5/18/22	1,153
300,000	Markel Corp., 3.50%, 11/01/27	300
300,000	Markel Corp., 4.30%, 11/01/47	299
200,000	McCormick & Co. Inc./MD, 2.70%, 8/15/22	201
500,000	Mexichem SAB de CV 144A, 4.88%, 9/19/22 (b)	534

Principal or Shares	Security Description	Value (000)

1,120,000	Mitsubishi UFJ Financial Group Inc.,
	3.00%, 2/22/22	$1,139
740,000	Mizuho Financial Group Inc. 144A,
	2.63%, 4/12/21 (b)	741
880,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	889
650,000	Morgan Stanley, (3 mo. LIBOR US + 0.930%)
	2.29%, 7/22/22 (a)	655
255,000	Morgan Stanley, (3 mo. LIBOR US + 1.180%)
	2.54%, 1/20/22 (a)	259
1,335,000	Philip Morris International Inc., 3.13%, 3/02/28	1,326
250,000	Public Storage, 2.37%, 9/15/22	249
400,000	Regions Financial Corp., 2.75%, 8/14/22	401
1,110,000	Roper Technologies Inc., 2.80%, 12/15/21	1,122
550,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	617
890,000	Seagate HDD Cayman, 3.75%, 11/15/18	906
750,000	Sherwin-Williams Co., 2.25%, 5/15/20	752
730,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.25%, 9/13/20 (b)	726
880,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	893
420,000	Sprint Spectrum Co. LLC /Sprint Spectrum Co.
	II LLC / Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	427
920,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	867
1,000,000	UBS Group Funding Switzerland AG 144A, (3
	mo. LIBOR US + 0.950%) 2.27%, 8/15/23 (a)(b)	1,004
260,000	Universal Health Services Inc. 144A,
	4.75%, 8/01/22 (b)	268
1,070,000	Verizon Communications Inc., 3.13%, 3/16/22	1,094
960,000	WEA Finance LLC /Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (b)	968
520,000	Wells Fargo & Co., 3.07%, 1/24/23	527
450,000	WM Wrigley Jr. Co. 144A, 2.90%, 10/21/19 (b)	457
615,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (b)	635

Total Corporate Bond (Cost - $61,135)		61,614

Foreign Government (11%)
450,000	Abu Dhabi Government International Bond
	144A, 2.50%, 10/11/22 (b)	447
1,860,000	Argentine Republic Government International
	Bond, 3.88%, 1/15/22 EUR (c)	2,248
500,000	Banco Nacional de Desenvolvimento Economico
	e Social 144A, 4.75%, 5/09/24 (b)	506
900,000	Croatia Government International Bond 144A,
	6.75%, 11/05/19 (b)	972
1,500,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	1,663
1,020,000	Georgia Government International Bond,
	6.88%, 4/12/21 (f)	1,143
1,000,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	1,091
870,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	992
1,990,000	Hungary Government International Bond,
	6.25%, 1/29/20	2,160
600,000	Indonesia Government International Bond,
	4.88%, 5/05/21 (f)	646
440,000	Indonesia Government International Bond 144A,
	4.88%, 5/05/21 (b)	474

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,030,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	$1,065
1,050,000	Nigeria Government International Bond,
	5.13%, 7/12/18 (f)	1,065
500,000	Republic of Armenia International Bond 144A,
	6.00%, 9/30/20 (b)	527
1,200,000	Republic of Belarus International Bond,
	8.95%, 1/26/18	1,215
1,100,000	Republic of South Africa Government
	International Bond, 5.50%, 3/09/20	1,165
1,870,000	Romanian Government International Bond,
	6.75%, 2/07/22 (f)	2,160
840,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	975
870,000	Serbia International Bond 144A,
	5.88%, 12/03/18 (b)	901
860,000	Sri Lanka Government International Bond 144A,
	6.25%, 10/04/20 (b)	920
350,000	Sri Lanka Government International Bond 144A,
	6.25%, 7/27/21 (b)	378
1,100,000	Turkey Government International Bond,
	5.63%, 3/30/21	1,161
840,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	916
Total Foreign Government (Cost - $24,277)		24,790
Mortgage Backed (30%)
380,837	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	330
198,696	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	172
370,496	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	312
2,523,544	Alternative Loan Trust 2007-12T1,
	6.00%, 6/25/37	2,144
255,059	Alternative Loan Trust 2007-5CB,
	6.00%, 4/25/37	224
1,730,965	American Home Mortgage Assets Trust 2007-2,
	(1 mo. LIBOR US + 0.125%) 1.36%, 3/25/47 (a)	1,618
558,371	Banc of America Funding 2005-H Trust,
	3.57%, 11/20/35 (d)	501
556,696	Chase Mortgage Finance Corp., 6.00%, 5/25/37	468
162,113	CHL Mortgage Pass-Through Trust 2005-18,
	5.50%, 10/25/35	148
1,074,418	CHL Mortgage Pass-Through Trust 2006-HYB1,
	3.25%, 3/20/36 (d)	934
776,478	CHL Mortgage Pass-Through Trust 2007-HYB2,
	3.41%, 2/25/47 (d)	703
1,150,000	Cosmopolitan Hotel Trust 2016-COSMO 144A,
	(1 mo. LIBOR US + 1.400%)
	2.64%, 11/15/33 (a)(b)	1,158
1,259,139	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	1,103
763,099	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	669
636,575	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (b)(d)	615

Principal or Shares	Security Description	Value (000)

724,143	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 0.850%) 2.09%, 11/25/29 (a)	$727
1,980,251	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.150%) 2.39%, 9/25/29 (a)	1,997
790,916	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.300%) 2.54%, 7/25/29 (a)	799
630,580	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 1.350%) 2.59%, 1/25/29 (a)	635
990,990	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 4.000%) 5.24%, 5/25/25 (a)	1,063
1,050,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 4.250%) 5.49%, 1/25/29 (a)	1,171
788,695	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 4.550%) 5.79%, 2/25/25 (a)	843
624,043	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 5.000%) 6.24%, 7/25/25 (a)	690
516,345	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 5.000%) 6.24%, 7/25/25 (a)	565
1,377,240	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 5.700%) 6.94%, 4/25/28 (a)	1,554
400,000	Fannie Mae Connecticut Avenue Securities, (1
	mo. LIBOR US + 6.000%) 7.24%, 9/25/28 (a)	463
793,262	First Horizon Alternative Mortgage Securities
	Trust 2006-AA5, 3.21%, 9/25/36 (d)	738
1,379,651	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.200%)
	2.44%, 7/25/29 (a)	1,396
901,788	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.200%)
	2.44%, 8/25/29 (a)	911
4,487,168	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.200%)
	2.44%, 10/25/29 (a)	4,547
1,151,692	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 1.650%)
	2.89%, 4/25/24 (a)	1,168
500,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR US + 4.700%)
	5.94%, 3/25/28 (a)	569
1,039,911	FREMF 2017-KF32 Mortgage Trust 144A, (1
	mo. LIBOR US + 2.550%) 3.78%, 5/25/24 (a)(b)	1,044
1,001,940	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	(1 mo. LIBOR US + 0.350%)
	1.59%, 3/25/35 (a)(b)	924
371,278	HarborView Mortgage Loan Trust 2004-10,
	3.70%, 1/19/35 (d)	363
99,322	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR US + 0.860%) 2.10%, 8/25/29 (a)	96
291,520	IndyMac Index Mortgage Loan Trust
	2005-AR13, 3.26%, 8/25/35 (d)	262
269,086	JP Morgan Alternative Loan Trust, (1 mo.
	LIBOR US + 0.170%) 1.41%, 8/25/36 (a)	284
138,866	JP Morgan Mortgage Trust, 6.00%, 7/25/36	126
568,901	JP Morgan Mortgage Trust, 6.00%, 6/25/37	485
426,318	JP Morgan Mortgage Trust 2014-IVR3 144A,
	3.00%, 9/25/44 (b)(d)	431

Annual Report   6

Principal or Shares	Security Description	Value (000)

132,690	MLCC Mortgage Investors Inc.,
	3.09%, 2/25/36 (d)	$132
802,182	Morgan Stanley Mortgage Loan Trust,
	3.34%, 1/25/35 (d)	790
400,696	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (b)(d)	418
487,277	New Residential Mortgage Loan Trust 2014-2
	144A, 3.75%, 5/25/54 (b)(d)	499
848,007	New Residential Mortgage Loan Trust 2014-3
	144A, 5.67%, 11/25/54 (b)(d)	925
262,657	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (b)(d)	272
591,063	New Residential Mortgage Loan Trust 2015-2
	144A, 3.75%, 8/25/55 (b)(d)	613
788,908	New Residential Mortgage Loan Trust 2016-1
	144A, 3.75%, 3/25/56 (b)(d)	817
1,445,594	New Residential Mortgage Loan Trust 2016-4
	144A, 3.75%, 11/25/56 (b)(d)	1,493
1,441,280	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(d)	1,499
970,413	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(d)	1,012
1,694,600	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR US + 1.500%)
	2.74%, 6/25/57 (a)(b)	1,738
148,536	Prime Mortgage Trust, 5.00%, 10/25/35	149
1,708,744	RALI Series 2005-QA7 Trust,
	3.87%, 7/25/35 (d)	1,592
1,432,821	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	1,372
150,642	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	138
650,820	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	609
471,170	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	421
1,713,642	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%) 1.08%, 8/20/56 GBP (a)(b)(c)	2,287
271,417	Structured Adjustable Rate Mortgage Loan Trust,
	3.26%, 12/25/35 (d)	230
33,617	Structured Adjustable Rate Mortgage Loan Trust,
	3.33%, 8/25/34 (d)	33
291,857	Structured Adjustable Rate Mortgage Loan Trust,
	3.48%, 8/25/34 (d)	288
3,327,101	Structured Asset Mortgage Investments II Trust
	2006-AR7, (1 mo. LIBOR US + 0.210%)
	1.45%, 8/25/36 (a)	3,010
1,382,744	Structured Asset Mortgage Investments Inc., (1
	mo. LIBOR US + 0.310%) 1.55%, 12/25/35 (a)	1,249
950,734	Structured Asset Mortgage Investments Inc., (1
	mo. LIBOR US + 0.700%) 1.94%, 1/19/34 (a)	931
341,914	Structured Asset Mortgage Investments Inc.,
	2.85%, 5/25/36 (d)	223
7,788	Structured Asset Mortgage Investments Inc.,
	4.09%, 7/25/32 (d)	8
964,476	Vendee Mortgage Trust IO, 3.75%, 12/15/33	47
165,066	WaMu Mortgage Pass Through Certificates, (12
	mo. Federal Reserve Cumulative Average US
	+ 0.940%) 1.83%, 5/25/46 (a)	162
372,797	WaMu Mortgage Pass Through Certificates,
	2.75%, 10/25/36 (d)	347

Principal or Shares	Security Description	Value (000)

938,674	WaMu Mortgage Pass Through Certificates,
	3.02%, 7/25/37 (d)	$788
647,166	WaMu Mortgage Pass Through Certificates,
	3.03%, 9/25/36 (d)	578
513,648	WaMu Mortgage Pass Through Certificates,
	3.22%, 2/25/37 (d)	496
1,248,247	WaMu Mortgage Pass Through Certificates,
	3.24%, 9/25/36 (d)	1,220
629,831	WaMu Mortgage Pass Through Certificates,
	3.25%, 10/25/36 (d)	615
1,666,574	WaMu Mortgage Pass-Through Certificates
	Series 2005-AR11 Trust, (1 mo. LIBOR US
	+ 0.320%) 1.56%, 8/25/45 (a)	1,671
494,404	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR19 Trust, (Cost of Funds for the
	11th District of San Francisco + 1.250%)
	1.98%, 1/25/47 (a)	491
2,205,235	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 3.20%, 2/25/37 (d)	2,180
320,114	Wells Fargo Mortgage Backed Securities Trust,
	3.37%, 6/25/35 (d)	288
324,552	Wells Fargo Mortgage Backed Securities Trust,
	3.47%, 9/25/34 (d)	292

Total Mortgage Backed (Cost - $64,356)		66,873

U.S. Treasury (5%)
11,350,000	U.S. Treasury Note, 1.25%, 8/31/19 (g)(h)
	(Cost - $11,315)	11,284

Investment Company (0%)
714,370	Payden Cash Reserves Money Market Fund *
	(Cost - $714)	714

Purchase Options (0%)
Total Purchased Put Options (Cost - $291)		432

Total Investments, Before Options Written (Cost - $229,142) (103%)		233,351

Written Options (0%)
Total Written Put Options (Cost - $(43))		(93)

Total Investments (Cost - $229,099) (103%)		233,258
Liabilities in excess of Other Assets (-3%)		(5,705)

Net Assets (100%)		$227,553

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Principal in foreign currency.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. See Note 2 in the Notes to Financial Statements.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

7   Payden Mutual Funds

(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
Eurodollar 1-Year Mid-Curve Option	576	$141,221	98.25	12/17/2018	$396	Put
S & P 500 Index	353	90,906	2150.00	11/17/2017	9	Put
S & P 500 Index	376	96,830	2200.00	11/30/2017	27	Put
Total Purchase Options		$328,957			$432
Written Options
Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchanged Traded Option Written — 0.0%
Eurodollar 1-Year Mid-Curve Option	576	$(141,221)	97.75	12/17/2018	$(93)	Put
Total Written Options		$(141,221)			$(93)

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency sold (000)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 3,961	JPY 442,100	Bank of America N.A.	12/19/2017	$ 63
USD 564	TRY 2,124	Bank of America N.A.	01/16/2018	17
USD 2,478	EUR 2,096	Barclays Bank PLC	11/20/2017	34
USD 2,473	CHF 2,364	Barclays Bank PLC	11/20/2017	100
USD 5,302	EUR 4,522	Citibank, N.A.	11/08/2017	33
USD 1,543	EUR 1,300	Citibank, N.A.	11/08/2017	27
USD 2,546	NOK 19,983	HSBC Bank USA, N.A.	12/15/2017	97
USD 2,528	CAD 3,085	HSBC Bank USA, N.A.	12/15/2017	135
USD 2,601	EUR 2,181	HSBC Bank USA, N.A.	01/29/2018	47
				553
Liabilities:
BRL 1,717	USD 535	State Street Bank & Trust Co.	11/16/2017	(11)
CAD 3,085	USD 2,476	HSBC Bank USA, N.A.	12/15/2017	(83)
CHF 2,364	USD 2,411	Barclays Bank PLC	11/20/2017	(39)
EUR 3,344	USD 3,962	Bank of America N.A.	12/19/2017	(55)
EUR 2,096	USD 2,471	Barclays Bank PLC	11/20/2017	(27)
IDR 15,652,000	USD 1,135	Barclays Bank PLC	04/24/2018	(2)
MYR 4,899	USD 1,156	Barclays Bank PLC	01/30/2018	(2)
NOK 19,983	USD 2,536	HSBC Bank USA, N.A.	12/15/2017	(87)
NOK 20,209	USD 2,586	HSBC Bank USA, N.A.	01/29/2018	(106)
RUB 66,900	USD 1,136	HSBC Bank USA, N.A.	01/16/2018	(7)
TRY 2,124	USD 561	Bank of America N.A.	01/16/2018	(13)
USD 2,349	GBP 1,788	HSBC Bank USA, N.A.	11/08/2017	(27)
				(459)
Net Unrealized Appreciation (Depreciation)				$ 94

Annual Report   8

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 5 Year Note Future	45	Dec-17	$5,273	$ 5	$ 5
					5
Short Contracts:
U.S. Treasury 10 Year Note Future	29	Dec-17	(3,623)	(1)	(1)
U.S. Ultra Bond Future	4	Dec-17	(659)	—	—
					(1)
Total Futures					$ 4
Open Centrally Cleared Credit Default Swaps Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	12/20/2021	—	$—	—	$—
High Yield Series 27 Index), Pay 5% Quarterly, Receive upon credit default

Open Centrally Cleared Interest Rate Swaps Contracts

Description	Effective Date	Maturity Date	Notional Amount (000’s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
Pay Variable Quarterly, 3-Month USD LIBOR, Receive Fixed 1.94%	10/16/2018	10/16/2019	$46,500	$(20)	$(6)	$(14)
Semi-Annually
Receive Variable Quarterly, 3-Month USD LIBOR, Pay Fixed 2.10%	10/16/2019	10/16/2020	47,200	29	7	22
Semi-Annually
				$ 9	$ 1	$ 8

See notes to financial statements.

9   Payden Mutual Funds

October 31, 2017
Numbers in 000s

ASSETS:
Investments, at value *	$232,637
Affiliated investments, at value **	714
Foreign cash ***	84
Cash	218
Receivable for:
Interest and dividends	1,177
Investments sold	2,181
Fund shares sold	45
Forward currency contracts	553
Other assets	23
Total Assets	237,632
LIABILITIES:
Payable for:
Cash pledged for financial futures contracts	40
Forward currency contracts	459
Investments purchased	9,121
Fund shares redeemed	7
Futures	4
Options written ****	93
Accrued expenses:
Investment advisory fees (Note 3)	180
Administration fees (Note 3)	29
Distribution fees (Note 3)	28
Trustee fees and expenses	2
Other liabilities	116
Total Liabilities	10,079
NET ASSETS	$227,553
NET ASSETS:
Paid in capital	$227,242
Undistributed net investment income	4,567
Undistributed net realized losses from investments	(8,544)
Net unrealized appreciation (depreciation) from:
Investments	4,171
Translation of assets and liabilities in foreign currencies	117
NET ASSETS	$227,553
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$ 17,780
Shares Outstanding	1,663
Net Asset Value Per Share	$ 10.69
SI Class
Net Assets	$122,500
Shares Outstanding	11,500
Net Asset Value Per Share	$ 10.65
Adviser Class
Net Assets	$ 48,190
Shares Outstanding	4,608
Net Asset Value Per Share	$ 10.46
Retirement Class
Net Assets	$ 39,083
Shares Outstanding	3,894
Net Asset Value Per Share	$ 10.04

* Investments, at cost	$228,428
** Affiliated investments, at cost	714
*** Foreign cash, at cost	81
**** Options written, at cost	(43)

See notes to financial statements.

Annual Report   10

Period ended October 31, 2017
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$ 7,563
Dividend income from affiliated investment (Note 2)	12
Income from securities lending	10
Investment Income	7,585
EXPENSES:
Investment advisory fees (Note 3)	2,382
Administration fees (Note 3)	325
Shareholder servicing fees	18
Distribution fees (Note 3)	312
Custodian fees	20
Transfer agent fees	57
Registration and filing fees	51
Trustee fees and expenses	21
Printing and mailing costs	34
Loan commitment fees	4
Legal fees	4
Publication expense	6
Pricing fees	34
Fund accounting fees	56
Insurance	7
Audit fees	44
Gross Expenses	3,375
Expense subsidy (Note 3)	(399)
Net Expenses	2,976
Net Investment Income	4,609
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(36)
Foreign currency transactions	(57)
Forward foreign exchange contracts	(541)
Futures contracts	153
Swap contracts	(764)
Change in net unrealized appreciation (depreciation) from:
Investments	2,229
Translation of assets and liabilities in foreign currencies	23
Forward foreign exchange contracts	(73)
Futures contracts	5
Written option contracts	(50)
Swap contracts	100
Net Realized and Unrealized Gains	989
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,598

See notes to financial statements.

11   Payden Mutual Funds

For the years ended October 31st

Numbers in 000s

	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 4,609	$ 4,469
Net realized losses on investments	(1,245)	(2,166)
Change in net unrealized appreciation	2,234	2,485
Change in Net Assets Resulting from Operations	5,598	4,788
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(175)	—
SI Class	(1,853)	(2,085)
Adviser Class	(875)	(1,065)
Retirement Class	(609)	(500)
Change in Net Assets from Distributions to Shareholders	(3,512)	(3,650)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	9,297	10,045
SI Class	43,222	46,297
Adviser Class	9,007	12,552
Retirement Class	13,962	13,030
Reinvestment of distributions:
Institutional Class	175	—
SI Class	1,852	2,081
Adviser Class	867	1,028
Retirement Class	609	500
Cost of fund shares redeemed:
Institutional Class	(2,223)	—
SI Class	(35,337)	(45,362)
Adviser Class	(15,727)	(20,719)
Retirement Class	(11,472)	(4,920)
Change in Net Assets from Capital Transactions	14,232	14,532
Total Change in Net Assets	16,318	15,670
NET ASSETS:
Beginning of period	211,235	195,565
End of period	$227,553	$211,235
Accumulated net investment income	$ 4,567	$ 2,911
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	972	—
Shares sold	883	972
Shares issued in reinvestment of distributions	17	—
Shares redeemed	(209)	—
Change in shares outstanding	691	972
Outstanding shares at end of period	1,663	972
SI Class:
Outstanding shares at beginning of period	10,579	10,293
Shares sold	4,110	4,458
Shares issued in reinvestment of distributions	179	203
Shares redeemed	(3,368)	(4,375)
Change in shares outstanding	921	286
Outstanding shares at end of period	11,500	10,579
Adviser Class:
Outstanding shares at beginning of period	5,175	5,867
Shares sold	871	1,231
Shares issued in reinvestment of distributions	85	101
Shares redeemed	(1,523)	(2,024)
Change in shares outstanding	(567)	(692)
Outstanding shares at end of period	4,608	5,175
Retirement Class:
Outstanding shares at beginning of period	3,583	2,705
Shares sold	1,402	1,326
Shares issued in reinvestment of distributions	62	51
Shares redeemed	(1,153)	(499)
Change in shares outstanding	311	878
Outstanding shares at end of period	3,894	3,583
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$171,901	$100,124
Sale of investments (excluding government)	135,168	80,538
Purchase of government securities	107,476	12,436
Sale of government securities	109,326	18,929

See notes to financial statements.

Annual Report   12

October 31, 2017

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

13   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

Annual Report   14

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

15   Payden Mutual Funds

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the

Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2017 (000s)

	Derivative	Derivative
Underlying Risk	Assets	Liabilities
Equity[1]	$36	—
Interest rate[1,2]	423	$(108)
Foreign currency[3,4]	553	(459)

Total	$1,012	$(567)

1	Includes options purchased at value as reported in the Schedule of Investments.

2	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures and variation margin on centrally cleared swaps.

3	Payable for forward currency contracts.

4	Receivable for forward currency contracts.

Annual Report   16

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2017

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$(595)	$ (595)
Equity	$ 2	—	$(1,235)	—	(1,233)
Foreign exchange	—	$(541)	—	—	(541)
Interest rate	151	—	(32)	(169)	(50)
Total	$153	$(541)	$(1,267)	$(764)	$(2,419)

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from options.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2017

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[6]	Forward Foreign Exchange Contracts[7]	Options[8]	Swaps[9]	Total
Credit	—	—	—	$92	$92
Equity	$(73)	—	$(20)	—	(93)
Foreign exchange	—	$(73)	—	—	(73)
Interest rate	78	—	131	8	217

Total	$5	$(73)	$111	$100	$143

6	Change in net unrealized appreciation (depreciation) from futures contracts.

7	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

8	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

9	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2017, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
14%	0%	7%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to

17   Payden Mutual Funds

maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At October 31, 2017, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Futures Contracts	—	$4
Purchased Put Options[1]	$432	—
Put Options Written.	—	93
Forward Currency Contracts	553	459

Total derivative assets and liabilities in the Statement of Assets and Liabilities	985	556

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(492)	(97)

Total derivative assets and liabilities subject to MNA	$493	$459

1 Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2017 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$ 80	$ (68)	—	—	$12
Barclays Bank PLC	134	(70)	—	—	64
HSBC Bank USA, N.A	279	(279)	—	—	—
Total	$493	$(417)	—	—	$76

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$ 68	$ (68)	—	—	—
Barclays Bank PLC	70	(70)	—	—	—
HSBC Bank USA, N.A	310	(279)	—	—	$31
State Street Bank & Trust Co	11	—	—	—	11
Total	$459	$(417)	—	—	$42

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Net amount represents the net amount receivable from the counterparty in the event of default.

3 Net amount represents the net amount payable due to the counterparty in the event of default.

Annual Report   18

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2017, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2017, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

19   Payden Mutual Funds

Value October 31, 2016	Purchases	Sales	Dividends	Value October 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

$7,173,828	$635,443,749	$641,903,207	$12,384	$714,370	—	—

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended October 31, 2017.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the SEC, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

In March 2017, the FASB issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund,

including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2018 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,141,564 ($373,244 for 2015, $368,864 for 2016 and $399,456 for 2017) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional and SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Annual Report   20

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Asset Backed	—	—	$60,550	—	—	—	$60,550
Bank Loans	—	—	7,094	—	—	—	7,094
Corporate Bond	—	—	61,614	—	—	—	61,614
Foreign Government	—	—	24,790	—	—	—	24,790
Mortgage Backed	—	—	66,873	—	—	—	66,873
U.S. Treasury	—	—	11,284	—	—	—	11,284
Options Purchased	$432	—	—	—	—	—	432
Investment Company	714	—	—	—	—	—	714

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Options written	—	$(93)	—	—	—	—	$(93)
Forward currency contracts	—	—	$553	$(459)	—	—	94
Futures	$5	(1)	—	—	—	—	4
Swaps	—	—	22	(14)	—	—	8

1	Other financial instruments are swaps, futures contracts and forward currency contracts and options written, all of which are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent

21   Payden Mutual Funds

differences as of October 31, 2017, primarily attributable to foreign currency gains/losses, mortgage backed securities, swaps and investments in partnerships were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
$559	$(559)	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

As of October 31, 2017, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$7,836	$8,328

* Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31st is as follows (000’s):

2017		2016

Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains

$3,512	—	$3,650	—

At October 31, 2017, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments
$229,292	$5,284	$(1,213)	$4,071

At October 31, 2017, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings

$4,568	—	$(8,328)	—	$4,071	$311

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report   22

For the share outstanding for the periods ended October 31st

	Institutional Class
	2017	2016
Net asset value — beginning of period	$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.25	0.15
Net realized and unrealized gains	0.07	0.07

Total from investment activities	0.32	0.22

Distributions to shareholders:
From net investment income	(0.18)	—

Net asset value — end of period	$10.69	$10.55

Total return	3.09%	2.13	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$17,780	$10,259
Ratio of gross expense to average net assets	1.41%	1.43	%(2)
Ratio of net expense to average net assets	0.95%	0.95	%(2)
Ratio of investment income less gross expenses to average net assets	2.10%	2.90	%(2)
Ratio of net investment income to average net assets	2.55%	3.38	%(2)
Portfolio turnover rate	116%	55	%(1)

The Class commenced operations on June 1, 2016.

	SI Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$10.54	$10.48	$10.63	$10.66	$11.03

Income (loss) from investment activities:
Net investment income	0.23	0.25	0.19	0.23	0.20
Net realized and unrealized gains (losses)	0.06	0.01	(0.16)	0.02	(0.35)

Total from investment activities	0.29	0.26	0.03	0.25	(0.15)

Distributions to shareholders:
From net investment income	(0.18)	(0.20)	(0.18)	(0.28)	(0.22)

Net asset value — end of period	$10.65	$10.54	$10.48	$10.63	$10.66

Total return	2.76%	2.58%	0.29%	2.41%	(1.44)%

Ratios/supplemental data:
Net assets, end of period (000s)	$122,500	$111,517	$107,903	$89,025	$67,925
Ratio of gross expense to average net assets	1.42%	1.43%	1.46%	1.47%	1.45%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.09%	2.23%	2.00%	2.22%	2.06%
Ratio of net investment income to average net assets	2.25%	2.42%	2.21%	2.44%	2.26%
Portfolio turnover rate	116%	55%	85%	85%	211	%(3)

The class commenced operations on September 22, 2008.

(1)  Not annualized

(2)  Annualized.

(3)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

23   Payden Mutual Funds

	Adviser Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$10.37	$10.34	$10.51	$10.54	$10.93

Income (loss) from investment activities:
Net investment income	0.22	0.25	0.19	0.25	0.20
Net realized and unrealized gains (losses)	0.04	(0.02)	(0.19)	(0.02)	(0.38)

Total from investment activities	0.26	0.23	—	0.23	(0.18)

Distributions to shareholders:
From net investment income	(0.17)	(0.20)	(0.17)	(0.26)	(0.21)

Net asset value — end of period	$10.46	$10.37	$10.34	$10.51	$10.54

Total return	2.56%	2.28%	0.05%	2.18%	(1.66)%

Ratios/supplemental data:
Net assets, end of period (000s)	$48,190	$53,687	$60,661	$57,112	$63,403
Ratio of gross expense to average net assets	1.67%	1.68%	1.71%	1.73%	1.70%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.84%	1.98%	1.75%	1.95%	1.78%
Ratio of net investment income to average net assets	2.00%	2.17%	1.96%	2.18%	1.98%
Portfolio turnover rate	116%	55%	85%	85%	211	%(1)

The class commenced operations on September 22, 2008.

	Retirement Class
	2017	2016	2015	2014	2013
Net asset value — beginning of period	$9.98	$9.98	$10.17	$10.21	$10.62

Income (loss) from investment activities:
Net investment income	0.18	0.20	0.17	0.22	0.19
Net realized and unrealized gains (losses)	0.05	—	(0.19)	(0.03)	(0.39)

Total from investment activities	0.23	0.20	(0.02)	0.19	(0.20)

Distributions to shareholders:
From net investment income	(0.17)	(0.20)	(0.17)	(0.23)	(0.21)

Net asset value — end of period	$10.04	$9.98	$9.98	$10.17	$10.21

Total return	2.33%	2.03%	(0.19)%	1.90%	(1.92)%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,083	$35,772	$27,001	$28,515	$24,880
Ratio of gross expense to average net assets	1.91%	1.93%	1.96%	1.97%	1.95%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.59%	1.74%	1.51%	1.72%	1.53%
Ratio of net investment income to average net assets	1.75%	1.92%	1.72%	1.94%	1.73%
Portfolio turnover rate	116%	55%	85%	85%	211	%(1)

The class commenced operations on April 6, 2009.

(1)  Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

Annual Report   24

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE &TOUCHE LLP
Los Angeles, California
December 22, 2017

25 Payden Mutual Funds

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2017. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2017 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2017	Value October 31, 2017	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,018.10	1.81%	0.95%	$4.83
Hypothetical	1,000.00	1,020.42	2.04%	0.95%	4.84
SI Class
Actual	$1,000.00	$1,016.20	1.62%	1.25%	$6.36
Hypothetical	1,000.00	1,018.90	1.89%	1.25%	6.36
Adviser Class
Actual	$1,000.00	$1,015.50	1.55%	1.50%	$7.62
Hypothetical	1,000.00	1,017.65	1.76%	1.50%	7.63
Retirement Class
Actual	$1,000.00	$1,014.10	1.41%	1.75%	$8.88
Hypothetical	1,000.00	1,016.39	1.64%	1.75%	8.89

Annual Report 26

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 20, 2017, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2018. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board delegates the initial responsibility for this process and related tasks to the Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewal, and (2) to evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 20, 2017, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 20, 2017, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

27 Payden Mutual Funds

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. The Board and Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

Annual Report   28

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)
W. D. Hilton, Jr.	70	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Thomas V. McKernan, Jr.	73	Independent Trustee	1993	19	Chairman, Automobile Club of Southern California, Director, First American Financial

Rosemarie T. Nassif	76	Independent Trustee	2008	19	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	68	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	75	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	78	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	86	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel

Michael E. Salvay	56	Interested Trustee	2009	19	Managing Principal, Payden & Rygel

Mary Beth Syal	55	Interested Trustee	2000	19	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden		Chairman and CEO	1992		President, CEO and Director, Payden & Rygel

Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel

Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel

Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel

Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

29 Payden Mutual Funds

» PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 19, 2017, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2017, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $646,000 for 2017 and $634,000 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $118,120 for 2017 and $115,800 for 2016. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are a range from $5,000 to $7,500 for a consent related to a filing with the SEC on December 7, 2017 for the registration of a new share class (SI) for the Payden Core Bond Fund for 2017, and $3,500 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal account, and the fees for such services, prior to any engagement.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  100%

(d)  100%

(f)    Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was a range of $123,120 to $125,620 for 2017 and $119,300 for 2016.

(h)	In the fiscal years ended October 31, 2017 and October 31, 2016, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 21, 2017

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	December 21, 2017

* Print the name and title of each signing officer under his or her signature.